DREYFUS FOUNDERS
GOVERNMENT SECURITIES
FUND



DREYFUS FOUNDERS
MONEY MARKET FUND

ANNUAL REPORT
DECEMBER 31, 2000

                         [DREYFUS FOUNDERS FUNDS LOGO]

TABLE OF CONTENTS

About this Report                                        3
A Message from Founders                                  4
Government Securities Fund Management Overview           6
Government Securities Fund Statement of Investments     10
Money Market Fund Statement of Investments              12
Statements of Assets and Liabilities                    14
Statements of Operations                                15
Statements of Changes in Net Assets                     17
Government Securities Fund Financial Highlights         19
Money Market Fund Financial Highlights                  20
Notes to Financial Statements                           21
Report of Independent Accountants                       28


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS
The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

        AU      Australia      GR      Greece         NW      Norway
        AT      Austria        HK      Hong Kong      PA      Panama
        BR      Brazil         HU      Hungary        PL      Poland
        CA      Canada         IE      Ireland        SA      South Africa
        CN      China          IS      Israel         SG      Singapore
        CR      Croatia        IT      Italy          SP      Spain
        DE      Denmark        JA      Japan          SW      Sweden
        FI      Finland        KR      South Korea    SZ      Switzerland
        FR      France         LU      Luxembourg     TW      Taiwan
        GE      Germany        MX      Mexico         UK      United Kingdom
                               NE      Netherlands

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.
--------------------------------------------------------------------------------
           o NOT-FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

ABOUT THIS REPORT


HISTORICAL RETURNS
All total returns mentioned in this report account for both the change in a Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Funds. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. The Funds' portfolio composition is subject to change, and there is no assurance the Funds will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES
The comparative indexes discussed in this report are meant to provide a basis for judging the Government Securities Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Lehman Brothers U.S. Treasury Composite Index is composed of all public obligations of the U.S. Treasury, excluding certain securities, that have at least one year to maturity and an outstanding par value of at least $100 million.

o The Lipper U.S. Government Fund Index is an average of the performance of the 30 largest U.S. government funds tracked by Lipper Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS


[                   ]    Dear Fellow Shareholder:
[     PHOTO OF      ]
[                   ]    With all of the anticipation surrounding the dawn of a
[  RICHARD W. SABO  ]    new millennium and the confidence stemming from 1999's
[                   ]    historic returns, we began the year 2000 with high
[                   ]    expectations. The NASDAQ seemed unstoppable, the "New
Economy" continued to rewrite economic rules of yesterday, and the soaring tech sector retained its dominant position during the first few months of the year.

   Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000
Interest rate hikes and investors' questions about high stock valuations were the first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

   In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS

There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A COMPANY CREDO. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o THE IMPORTANCE OF DISCIPLINE. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o READY FOR FUTURE OPPORTUNITIES. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.

Respectfully,


/s/ RICHARD W. SABO
Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC


The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends or coupon payments.

GOVERNMENT SECURITIES FUND
MANAGEMENT OVERVIEW


[                    ]    A DISCUSSION WITH PORTFOLIO MANAGER MARGARET DANUSER
[      PHOTO OF      ]
[  MARGARET DANUSER  ]    HOW DID THE GOVERNMENT SECURITIES FUND
[                    ]    PERFORM IN 2000, AND WHAT FACTORS AFFECTED
                          PERFORMANCE?

The Government Securities Fund performed quite well in 2000, returning 10.60% for the year. Treasuries slightly outperformed agencies, and long-dated securities were the clear winner in 2000. The unusual inversion of the yield curve we saw in the first half of the year, which resulted from a $30 billion Treasury buyback program focusing primarily on reducing outstanding long-term debt, was the main cause of long-dated securities' success. In the third quarter, the curve returned to a more "normal" positive sloping configuration.

   Our relatively high exposure to long-dated Treasuries and agencies (those maturing in 10 years or longer) throughout the year contributed significantly to the Fund's returns as the long-dated securities returned 20.29% for the year versus 10.47% for intermediate-dated securities and 8.17% for short-dated securities. The Fund held 11.8% of its assets in securities with maturities 10 years or longer and almost 71% of its assets in securities with maturity ranges between three and 10 years, the second-highest-performing sector.

--------------------------------------------------------------------------------
FUND AT A GLANCE
The Government Securities Fund pursues current income by investing at least 65% of its total assets in U.S. government obligations. The Fund may also invest in securities issued by foreign governments and/or their agencies, without allocating more than 25% of its total assets in the securities of any one foreign country.
--------------------------------------------------------------------------------

   Meanwhile, the Fund began buying agencies in the second quarter following a sell-off in that sector during the first quarter--the result of uncertainty concerning the status of government-sponsored enterprises. Our increased exposure to agencies proved beneficial, as agencies outperformed Treasuries during the second half of 2000, 8.30% versus 7.73%. The Fund held over 26% of its assets in agencies at year-end.

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTMENT GRAPH
                             [PLOT POINTS TO COME]

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Government Securities Fund on 12/31/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

IN A YEAR DURING WHICH BONDS OUTPERFORMED STOCKS, WHAT STRATEGIES DID YOU USE TO CAPITALIZE ON THE FAVORABLE MARKET CONDITIONS FOR FIXED-INCOME SECURITIES?

The Treasury market put in its best year in terms of performance since 1995. Throughout the year, many equity investors fled a turbulent stock market and bought bonds, helping to drive bond yields lower across the board. Signs of a slowing economy and the possibility of a so-called "hard landing" and/or a recession sent even more investors into the safety of bonds during the fourth quarter, lowering two-year Treasury yields almost 80 basis points from mid-November through year end. These events marked a large shift from 1999, in which stocks outperformed bonds, and throughout the change in investor sentiment we maintained our focus on seeking value along the yield curve and in spread products, which are debt securities traded on a basis-point spread over benchmark Treasuries, such as mortgage-backed securities.


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                INCEPTION        1       5      10       SINCE
                  DATE         YEAR    YEARS   YEARS   INCEPTION
Class F Shares    3/1/88      10.57%   5.21%   5.77%     6.11%


WHAT FACTORS HAMPERED THE FUND'S PERFORMANCE IN 2000?

The Fund had exposure to agencies during the first quarter, and agency spreads widened significantly due to concerns regarding the status of government-sponsored enterprises. Also, given the outperformance of long-dated securities in 2000, we might have allocated more to that sector in the first quarter.

HOW DID THE FEDERAL RESERVE BOARD'S ACTIVITIES IN 2000 INFLUENCE THE FUND?
The 100 basis points in Fed tightening during the first half of the year helped the Fund, as the bond market believed the Fed was ahead of the inflation curve and rallied accordingly.

WHAT DO YOU BELIEVE LIES AHEAD FOR THE FIXED-INCOME MARKET?
We believe the Fed easing that occurred early in 2001 may have kicked off an aggressive easing cycle to pull the economy back from the brink of recession. Because some of last year's bond performance was due to equity investors seeking shelter from the storm, an economic "bottoming out" could cause those same investors to pile back into equities and depress bond prices. Inflation continues to remain low and if the Federal Reserve is successful in restoring a slow and stable growth scenario, we may see a shift from Treasuries to spread products. As always, we will be monitoring the situation closely.



/s/ MARGARET R. DANUSER
Margaret Danuser
Portfolio Manager

GOVERNMENT SECURITIES FUND
STATEMENT OF INVESTMENTS
December 31, 2000

PRINCIPAL AMOUNT                                  MARKET VALUE
---------------------------------------------------------------

U.S. GOVERNMENT SECURITIES-89.7%

U.S. AGENCIES-25.7%
  $300,000  Federal Home Loan Mortgage
            Corporation 5.75% 04/15/08            $     297,099
   500,000  Federal Home Loan Mortgage
            Corporation 6.625% 09/15/09                 519,763
   500,000  Federal Home Loan Mortgage
            Corporation 7.00% 03/15/10                  535,037
   400,000  Federal Home Loan Mortgage
            Corporation 7.375% 05/15/03                 415,666
   500,000  Federal National Mortgage Association
            6.50% 08/15/04                              512,958
   350,000  Tennessee Valley Authority
            7.125% 05/01/30                             390,784
                                                  -------------
                                                      2,671,307
                                                  -------------
MORTGAGE-BACKED SECURITIES-17.9%
   537,890  Federal Home Loan Mortgage
            Corporation 7.50% 11/01/29
            Pool #C32819                                545,883
   833,324  Federal National Mortgage Association
            6.50% 04/01/28 Pool #421854                 823,363
   484,394  Federal National Mortgage Association
            7.00% 03/01/12 Pool #373543                 490,628
                                                  -------------
                                                      1,859,874
                                                  -------------

U.S. TREASURY BONDS-12.8%
  $150,000  U.S. Treasury Bond 7.25% 05/15/16     $     176,588
   500,000  U.S. Treasury Bond 7.625% 11/15/22          626,833
   517,075  U.S. Treasury Inflation Index Bond
            4.25% 01/15/10                              519,610
                                                  -------------
                                                      1,323,031
                                                  -------------
U.S. TREASURY NOTES-33.3%
   300,000  U.S. Treasury Note 5.75% 08/15/03           304,453
   500,000  U.S. Treasury Note 6.00% 08/15/09           527,743
   500,000  U.S. Treasury Note 6.25% 02/15/07           528,379
   500,000  U.S. Treasury Note 6.50% 08/15/05           528,683
   500,000  U.S. Treasury Note 6.625% 03/31/02          507,218
   780,000  U.S. Treasury Note 6.875% 05/15/06          843,923
   200,000  U.S. Treasury Note 7.00% 07/15/06           217,740
                                                  -------------
                                                      3,458,139
                                                  -------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$8,966,020)                                     9,312,351
                                                  -------------

PRINCIPAL AMOUNT                                  MARKET VALUE
---------------------------------------------------------------
GOVERNMENT BONDS (FOREIGN)-4.0%
CAD305,000 Province of Quebec
           6.50% 12/01/05 (CA)                       $  210,271
CAD305,000 Saskatchewan
           6.00% 06/01/06 (CA)                          206,551
                                                   ------------

TOTAL GOVERNMENT BONDS (FOREIGN)
(COST-$415,397)                                         416,822
                                                  -------------

PRINCIPAL AMOUNT                                 AMORTIZED COST
---------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-1.9%
  $200,000  Merck & Company, Inc. 6.50% 01/30/01  $     198,953
                                                  -------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$198,953)                               198,953
                                                  -------------
U.S. AGENCY DISCOUNT NOTE-5.8%
   600,000  Federal Home Loan
            Mortgage Corporation
            5.15% 01/02/01                              599,914
                                                  -------------
TOTAL U.S. AGENCY
DISCOUNT NOTE
(AMORTIZED COST-$599,914)                               599,914
                                                  -------------
TOTAL INVESTMENTS-101.4%
(COST-10,180,284)                                    10,528,040
OTHER ASSETS AND LIABILITIES-(1.4%)
                                                       (143,958)
                                                  -------------
NET ASSETS-100.0%                                   $10,384,082
                                                  =============

SEE NOTES TO FINANCIAL STATEMENTS.

MONEY MARKET FUND
STATEMENT OF INVESTMENTS
December 31, 2000

PRINCIPAL AMOUNT                                   AMORTIZED COST
-----------------------------------------------------------------

CORPORATE SHORT-TERM NOTES-98.4%

AUTOMOBILES-4.9%
$5,100,000  Toyota Motor Credit Corporation
            6.53% 01/16/01                           $  5,086,124
                                                     ------------
BIOTECHNOLOGY-1.0%
 1,000,000  Monsanto Company 6.53% 01/31/01               994,558
                                                     ------------
ELECTRIC COMPANIES-5.9%
 5,000,000  Georgia Power Company
            6.55% 02/16/01                              4,958,153
 1,205,000  Pacific Gas & Electric Company 6.54%
            01/31/01                                    1,198,433
                                                     ------------
                                                        6,156,586
                                                     ------------
ELECTRONICS (COMPONENT DISTRIBUTORS)-4.0%
 4,175,000  Sharp Electronics Corporation
            6.57% 01/18/01                              4,162,047
                                                     ------------
ELECTRONICS (SEMICONDUCTORS)-4.8%
 5,000,000  Motorola, Inc. 6.30% 02/23/01               4,953,625
                                                     ------------
ENTERTAINMENT-4.8%
 5,000,000  The Walt Disney Company
            6.50% 01/02/01                              4,999,097
                                                     ------------
FINANCIAL (DIVERSIFIED)-20.6%
 4,300,000  Associates Corporation NA 6.50%
            02/06/01                                    4,272,050
 5,200,000  Chevron UK Investment PLC 6.55%
            01/17/01                                    5,184,862
   600,000  General Electric Capital Corporation
            6.60% 01/12/01                                598,790

PRINCIPAL AMOUNT                                   AMORTIZED COST
-----------------------------------------------------------------

$1,400,000  Morgan Stanley Dean Witter
            6.65% 01/12/01                           $  1,397,155
 5,000,000  National Rural Utility
            6.52% 01/10/01                              4,991,850
 5,000,000  Transamerica Finance Corporation
            6.58% 01/23/01                              4,979,894
                                                     ------------
                                                       21,424,601
                                                     ------------
FOODS-5.7%
 1,225,000  California Almond Growers Exchange
            6.62% 01/12/01                              1,222,522
 4,700,000  Hershey Foods Corporation
            6.51% 01/05/01                              4,696,600
                                                     ------------
                                                        5,919,122
                                                     ------------
HARDWARE & TOOLS-2.8%
 2,925,000  Stanley Works
            6.36% 02/28/01                              2,895,029
                                                     ------------
HEALTHCARE (DRUGS-MAJOR
PHARMACEUTICALS)-4.1%
 4,277,000 Merck & Company, Inc.
           6.50% 01/30/01                               4,254,605
                                                     ------------
INVESTMENT BANKING & BROKERAGE-4.7%
 5,000,000  Merrill Lynch &
            Company, Inc.
            6.50% 02/28/01                              4,947,639
                                                     ------------

MANUFACTURING (DIVERSIFIED)-4.6%
 4,875,000 PPG Industries, Inc.
           6.50% 01/25/01                               4,853,875
                                                     ------------
PUBLISHING-1.9%
 2,000,000  Gannett Company, Inc.
            6.53% 01/12/01                              1,996,009
                                                     ------------

PRINCIPAL AMOUNT                                   AMORTIZED COST
-----------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-4.8%
$5,000,000  The May Department Stores Company
            6.42% 02/01/01                           $  4,972,358
                                                     ------------
SPECIAL PURPOSE ENTITY-23.8%
 4,700,000  Bell South Capital Funding
            Corporation 6.53% 01/04/01                  4,697,443
 5,000,000  CAFCO, Inc.
            6.52% 01/25/01                              4,978,267
 2,300,000  Ciesco LP
            6.40% 02/14/01                              2,282,009
 2,700,000  Ciesco LP
            6.55% 01/02/01                              2,699,509
 5,000,000  Nestle Capital Corporation
            6.47% 01/08/01                              4,993,710
 5,100,000  Prudential Funding Corporation
            6.51% 01/26/01                              5,076,944
                                                     ------------
                                                       24,727,882
                                                     ------------

PRINCIPAL AMOUNT                                   AMORTIZED COST
-----------------------------------------------------------------

TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$102,343,157)
                                                     $102,343,157
                                                     ------------
TOTAL INVESTMENTS-98.4%                               102,343,157
OTHER ASSETS AND LIABILITIES-1.6%
                                                        1,609,997
                                                     ------------
NET ASSETS-100.0%                                    $103,953,154
                                                     ============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2000

                                            GOVERNMENT          MONEY
                                         SECURITIES FUND     MARKET FUND
                                         ----------------    ------------
ASSETS
Investment securities, at cost.......      $10,180,284       $102,343,157
                                           -----------       ------------
Investment securities, at market.....       10,528,040        102,343,157
Cash.................................           82,220             44,161
Receivables:
  Capital shares sold................           91,052          1,917,145
  Interest...........................          136,978                  0
                                           -----------       ------------
    Total Assets.....................       10,838,290        104,304,463
                                           -----------       ------------
LIABILITIES
Payables:
  Investment securities purchased....          417,655                  0
  Capital shares redeemed............              500            214,482
  Advisory fees......................            5,652             43,565
  Shareholder servicing fees.........            1,675             10,662
  Accounting fees....................              210              2,103
  Distribution fees..................            5,642                  0
  Other..............................           18,329             25,651
  Dividends..........................            4,545             54,846
                                           -----------       ------------
    Total Liabilities................          454,208            351,309
                                           -----------       ------------
Net Assets...........................      $10,384,082       $103,953,154
                                           ===========       ============
Net Assets--Class F..................      $10,384,082       $103,953,154
Shares Outstanding--Class F..........        1,102,935        103,954,652
Net Asset Value, Offering and
  Redemption Price
  Per Share..........................      $      9.41       $       1.00

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
For the year ended
December 31, 2000

                                            GOVERNMENT       MONEY MARKET
                                         SECURITIES FUND         FUND
                                         ----------------    -------------
INVESTMENT INCOME:
Income:
  Interest...........................      $   780,990        $6,011,165
                                           -----------        ----------
    Total Investment Income..........          780,990         6,011,165
                                           -----------        ----------
Expenses:
  Advisory fees--Note 2..............           79,091           470,800
  Shareholder servicing fees--Note 2.           19,693           121,123
  Accounting fees--Note 2............            4,037            26,436
  Distribution fees--Note 2..........           30,420                 0
  Transfer agency fees--Note 2.......           11,683            56,165
  Registration fees..................           23,091            66,734
  Postage and mailing expenses.......            2,401             7,152
  Custodian fees and expenses--Note 2            3,424             9,721
  Printing expenses..................            7,176            28,296
  Legal and audit fees...............            1,052             5,796
  Directors' fees and expenses.......            1,119             6,463
  Other expenses.....................            6,220            15,981
                                           -----------        ----------
    Total Expenses...................          189,407           814,667
    Earnings Credits.................           (7,766)          (21,147)
    Reimbursed/Waived Expenses.......          (24,725)                0
                                           -----------        ----------
       Net Expenses..................          156,916           793,520
                                           -----------        ----------
  Net Investment Income..............          624,074         5,217,645
                                           -----------        ----------

STATEMENTS OF OPERATIONS
(CONTINUED)

                                            GOVERNMENT       MONEY MARKET
                                         SECURITIES FUND         FUND
                                         ----------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
  Proceeds from long-term securities
    sold.............................                0                 0
  Proceeds from long-term U.S.
    Government Obligations...........       13,387,810                 0
  Cost of securities sold............       13,657,415                 0
                                           -----------        ----------
Net Realized (Loss) from Security
  Transactions.......................         (269,605)           (1,603)
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............                0                 0
Net Change in Unrealized
  Appreciation/Depreciation..........          775,740                 0
                                           -----------        ----------
    Net Realized and Unrealized Gain
      (Loss) on Investments and Foreign
      Currency Transactions..........          506,135            (1,603)
                                           -----------        ----------
Net Increase in Net Assets Resulting
  from Operations....................      $ 1,130,209        $5,216,042
                                           ===========        ==========
Purchases of long-term securities....      $   415,441        $        0
                                           ===========        ==========
Purchases of long-term U.S.
  Government Obligations.............      $ 9,538,424        $        0
                                           ===========        ==========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                               GOVERNMENT
                                             SECURITIES FUND               MONEY MARKET FUND
                                       ---------------------------   -----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                         12/31/00       12/31/99       12/31/00        12/31/99
                                       ------------   ------------   -------------   -------------
OPERATIONS
Net Investment Income................  $    624,074   $    657,749   $   5,217,645   $   4,586,016
Net Realized (Loss) from Security
  Transactions.......................      (269,605)       (39,933)         (1,603)        (12,334)
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............             0              0               0               0
Net Change in Unrealized
  Appreciation/Depreciation..........       775,740     (1,165,737)              0               0
                                       ------------   ------------   -------------   -------------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations.......................     1,130,209       (547,921)      5,216,042       4,573,682
                                       ------------   ------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
From Net Investment Income Class F...      (622,343)      (659,658)     (5,217,405)     (4,575,734)
In Excess of Net Realized Gains from
  Security Transactions
  and Foreign Currency Transactions
  Class F............................        (3,092)             0               0               0
                                       ------------   ------------   -------------   -------------
Net (Decrease) from Dividends and
  Distributions......................      (625,435)      (659,658)     (5,217,405)     (4,575,734)
                                       ------------   ------------   -------------   -------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                                  GOVERNMENT
                                               SECURITIES FUND                 MONEY MARKET FUND
                                         ----------------------------    ------------------------------
                                          YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED
                                           12/31/00        12/31/99        12/31/00         12/31/99
                                         ------------    ------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold Class F....    $ 13,203,569    $ 21,629,884    $ 220,171,930    $ 338,595,898
Reinvested dividends and
  distributions Class F..............         580,149         581,447        4,810,183        4,191,319
                                         ------------    ------------    -------------    -------------
                                           13,783,718      22,211,331      224,982,113      342,787,217
Cost of shares redeemed Class F......     (17,180,347)    (22,947,944)    (213,893,160)    (341,334,144)
                                         ------------    ------------    -------------    -------------
                                          (17,180,347)    (22,947,944)    (213,893,160)    (341,334,144)
                                         ------------    ------------    -------------    -------------
Net Increase (Decrease) from Capital
  Share Transactions.................      (3,396,629)       (736,613)      11,088,953        1,453,073
                                         ------------    ------------    -------------    -------------
Net Increase (Decrease) in Net
  Assets.............................      (2,891,855)     (1,944,192)      11,087,590        1,451,021

NET ASSETS
  Beginning of year..................      13,275,937      15,220,129       92,865,564       91,414,543
                                         ------------    ------------    -------------    -------------
  End of year........................    $ 10,384,082    $ 13,275,937    $ 103,953,154    $  92,865,564
                                         ============    ============    =============    =============
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................    $ 13,372,733    $ 16,768,336    $ 103,954,371    $  92,861,419
Accumulated undistributed
  (distribution in excess of) net
  investment income..................           1,728           3,093           15,588           19,347
Accumulated undistributed net
  realized gain (loss) from security
  transactions.......................      (3,338,135)     (3,067,508)         (16,805)         (15,202)
Unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions......         347,756        (427,984)               0                0
                                         ------------    ------------    -------------    -------------
Total................................    $ 10,384,082    $ 13,275,937    $ 103,953,154    $  92,865,564
                                         ============    ============    =============    =============

GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                   YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------
                                        2000      1999      1998      1997      1996
                                       -------   -------   -------   -------   -------
CLASS F SHARES
Net Asset Value, beginning of
 period..............................  $  8.96   $  9.74   $  9.28   $  9.04   $  9.29
Income from investment operations:
   Net investment income (loss)......     0.47      0.42      0.43      0.45      0.46
   Net gains (losses) on securities
     (both realized and unrealized)..     0.45     (0.78)     0.46      0.24     (0.25)
                                       -------   -------   -------   -------   -------
       Total from investment
         operations..................     0.92     (0.36)     0.89      0.69      0.21
Less distributions:
   From net investment income........    (0.47)    (0.42)    (0.43)    (0.45)    (0.46)
   From net realized gains*..........     0.00      0.00      0.00      0.00      0.00
                                       -------   -------   -------   -------   -------
       Total distributions...........    (0.47)    (0.42)    (0.43)    (0.45)    (0.46)
Net Asset Value, end of period.......  $  9.41   $  8.96   $  9.74   $  9.28   $  9.04
                                       =======   =======   =======   =======   =======
Total Return/Ratios
   Total return......................    10.57%    (3.77%)    9.76%     7.90%     2.34%
   Net assets, end of period (000s)..  $10,384   $13,276   $15,220   $13,259   $15,190
   Net expenses to average net
     assets#, +......................     1.29%     1.31%     1.25%     1.26%     1.26%
   Gross expenses to average net
     assets#, +......................     1.35%     1.35%     1.28%     1.31%     1.29%
   Net investment income to
     average net assets+.............     5.13%     4.47%     4.46%     4.99%     5.06%
   Portfolio turnover rate@..........       88%      127%       90%      147%      166%

 * Distributions in excess of net realized gains for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 + Certain fees were waived by the management company. Had these fees not been waived, the net expense ratios would have been 1.49% (2000), 1.49% (1999), 1.46% (1998), 1.44% (1997), and 1.46% (1996). The gross expense ratios would have been 1.55% (2000), 1.53% (1999), 1.49% (1998), 1.49% (1997), and 1.49%
   (1996). The net investment income ratios would have been 4.93% (2000), 4.29%
   (1999), 4.25% (1998), 4.81% (1997), and 4.86% (1996).

 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                     YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------
                                         2000       1999      1998       1997       1996
                                       ---------   -------   -------   --------   --------
CLASS F SHARES
Net Asset Value, beginning of
 period..............................  $    1.00   $  1.00   $  1.00   $   1.00   $   1.00
Income from investment operations:
   Net investment income (loss)......       0.05      0.04      0.05       0.05       0.05
   Net gains (losses) on securities
     (both realized and
     unrealized).....................       0.00      0.00      0.00       0.00       0.00
                                       ---------   -------   -------   --------   --------
       Total from investment
         operations..................       0.05      0.04      0.05       0.05       0.05
Less distributions:
   From net investment income........      (0.05)    (0.04)    (0.05)     (0.05)     (0.05)
   From net realized gains...........       0.00      0.00      0.00       0.00       0.00
                                       ---------   -------   -------   --------   --------
       Total distributions...........      (0.05)    (0.04)    (0.05)     (0.05)     (0.05)
Net Asset Value, end of period.......  $    1.00   $  1.00   $  1.00   $   1.00   $   1.00
                                       =========   =======   =======   ========   ========
Total Return/Ratios
   Total return......................       5.62%     4.35%     4.67%      4.70%      4.51%
   Net assets, end of period (000s)..   $ 103,953   $92,866   $91,415   $106,073   $109,866
   Net expenses to average net
     assets#.........................       0.84%     0.89%     0.85%      0.82%      0.86%
   Gross expenses to average net
     assets#.........................       0.87%     0.91%     0.87%      0.84%      0.88%
   Net investment income (loss) to
     average net assets..............       5.54%     4.30%     4.67%      4.77%      4.58%

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds. All of the Company's series funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Government Securities Fund and Dreyfus Founders Money Market Fund (individually, a "Fund" and, collectively, the "Funds"). The Funds offer Class F shares. The following significant accounting policies have been consistently followed by the Funds in the preparation of their financial statements.

   SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Funds' net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, and all securities held by Money Market Fund, are valued at amortized cost, which approximates market.

   The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

   FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Funds may invest at least a portion of their assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and is presented as such in the Statements of Operations.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Funds to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve them from all income taxes. The Funds are treated as separate tax entities for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.

   DISTRIBUTIONS TO SHAREHOLDERS--Dividends are declared daily and paid monthly from net investment income, and capital gains (if any) are distributed annually. All dividends and distributions are recorded on the ex-dividend date.

   EXPENSES--Each Fund bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of each Fund. The type of expense determines the allocation method.

   ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

   In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize premium and discount on all fixed-income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. The Funds have determined that there will be no material impact to their financial statements, as the Funds have already adopted amortization of premiums and discounts on all fixed-income securities. Had Government Securities Fund included paydown gains and losses in interest income in its statement of operations for the year ended December 31, 2000, net investment income and realized gain/loss would not have been materially affected.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Funds compensate Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the respective Fund's net assets. The fee is 0.65% of the first $250 million of net assets, and 0.50% of the net assets in excess of $250 million for Government Securities Fund and 0.50% of the first $250 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $250 million of net assets, and 0.35% of the net assets in excess of $750 million for Money Market Fund.

   Effective January 1, 2001, Founders has agreed to waive the portion of its management fee for the Government Securities Fund that exceeds 0.35% of the first $250 million of net assets and 0.20% of the net assets in excess of $250 million and the portion of its management fee for the Money Market Fund that exceeds 0.45% of the first $250 million of net assets, 0.40% of the next $250 million of net assets, 0.35% of the next $250 million of net assets, and 0.30% of net assets in excess of $750 million. These waivers will extend through at

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

least May 31, 2001, and will not be terminated without prior notification to the Company's board of directors.

     Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Funds' shares.

     Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Funds. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Funds. State Street Bank and Trust Company ("State Street") serves as custodian for the Funds. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Funds held by State Street as custodian.

     Each Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. Each Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of each Fund considered to be an open account at any time during a given month.

     The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Company's eleven series from $0 to $500 million and 0.02% of the net assets of the Company's eleven series in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the series on a pro rata basis based on relative average daily net assets.

     Government Securities Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, Government Securities Fund may pay distribution expenses of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2000, Founders elected not to collect the full 0.25% from Government Securities Fund and waived $24,725, which resulted in the Fund paying 0.05% under the plan.

     The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Company's eleven series. The amount paid to the director under the plan will be determined based upon the performance of the selected series. Deferral of directors fees under the plan will not affect the net assets of the Funds, and will not materially affect the Fund's assets, liabilities or net income per share.
     The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Funds. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Funds, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:

                                         UNDISTRIBUTED      UNDISTRIBUTED
                                         NET INVESTMENT      NET REALIZED          PAID-IN
                                             INCOME        GAINS AND LOSSES        CAPITAL
                                         --------------    ----------------    ---------------
Dreyfus Founders Government
  Securities Fund....................       $(3,096)            $2,070             $1,026
Dreyfus Founders Money Market Fund...       $(3,999)                $0             $3,999

     Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover for the Government Securities Fund expires in the years 2002 through 2008. The capital loss carryover for Money Market Fund will expire in the year 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:

                                        DREYFUS FOUNDERS   DREYFUS FOUNDERS
                                           GOVERNMENT        MONEY MARKET
                                        SECURITIES FUND          FUND
                                        ----------------   ----------------
Net Capital Loss Carryovers..........     $ 3,338,135        $     11,357
Post-October Capital Loss Deferral...     $         0        $          0
Post-October Currency Loss Deferral..     $         0        $          0
Federal Tax Cost.....................     $10,180,284        $102,343,157
Unrealized Appreciation..............     $   347,756        $          0
Unrealized (Depreciation)............     $         0        $          0
Net Appreciation/(Depreciation)......     $   347,756        $          0

4. FUND SHARE TRANSACTIONS
Government Securities Fund is authorized to issue 100 million shares of $0.01 par value capital stock. Money Market Fund is authorized to issue 2 billion shares of $0.01 par value capital stock. Transactions in shares of the Funds for the periods indicated were as follows:

                                             YEAR            YEAR
                                            ENDED           ENDED
                                           12/31/00        12/31/99
                                         ------------    ------------
GOVERNMENT SECURITIES FUND--CLASS F:
      Sold...........................       1,463,264       2,323,196
      Reinvested Dividends...........          64,109          62,867
      Redeemed.......................      (1,905,579)     (2,467,784)
      NET (DECREASE) IN SHARES
        OUTSTANDING..................        (378,206)        (81,721)
MONEY MARKET FUND--CLASS F:
      Sold...........................     220,171,930     338,595,898
      Reinvested Dividends...........       4,810,183       4,191,319
      Redeemed.......................    (213,893,160)   (341,334,144)
      NET INCREASE IN SHARES
        OUTSTANDING..................      11,088,953       1,453,073

            REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Government Securities Fund and Dreyfus Founders Money Market Fund (two of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

Denver, Colorado
February 6, 2001

FOR MORE INFORMATION

DREYFUS FOUNDERS FUNDS, INC.           DISTRIBUTOR
2930 East Third Avenue                 Dreyfus Service Corporation
Denver, CO  80206                      200 Park Avenue
                                       New York, NY  10166
INVESTMENT MANAGER
Founders Asset Management LLC          FUND DIRECTORS
2930 East Third Avenue                 Eugene H. Vaughan, Jr., Chairman
Denver, CO  80206                      Alan S. Danson
                                       Joan D. Manley
TRANSFER AGENT AND                     Robert P. Mastrovita
DIVIDEND DISBURSING AGENT              Trygve E. Myhren
Investors Trust Company                George W. Phillips
801 Pennsylvania                       Jay A. Precourt
Kansas City, MO  64105


HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.






This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2001
(C)2001, Founders Asset Management, LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-646-GMM

DREYFUS FOUNDERS
BALANCED FUND



ANNUAL REPORT
DECEMBER 31, 2000





                            [DREYFUS FOUNDERS LOGO]

                                TABLE OF CONTENTS

About this Report .........................................................    3
A Message from Founders ...................................................    4
Management Overview .......................................................    6
Statement of Investments ..................................................   12
Statement of Assets and Liabilities .......................................   16
Statement of Operations ...................................................   18
Statements of Changes in Net Assets .......................................   19
Financial Highlights ......................................................   22
Notes to Financial Statements .............................................   28
Report of Independent Accountants .........................................   35
Other Information .........................................................   36

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU    Australia          GR    Greece                 NW    Norway
AT    Austria            HK    Hong Kong              PA    Panama
BR    Brazil             HU    Hungary                PL    Poland
CA    Canada             IE    Ireland                SA    South Africa
CN    China              IS    Israel                 SG    Singapore
CR    Croatia            IT    Italy                  SP    Spain
DE    Denmark            JA    Japan                  SW    Sweden
FI    Finland            KR    South Korea            SZ    Switzerland
FR    France             LU    Luxembourg             TW    Taiwan
GE    Germany            MX    Mexico                 UK    United Kingdom
                         NE    Netherlands

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
o Not-FDIC-Insured           o Not Bank-Guaranteed              o May Lose Value
--------------------------------------------------------------------------------

                               ABOUT THIS REPORT


HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

      Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

o The Lipper Balanced Fund Index is an average of the performance of the 30 largest balanced funds tracked by Lipper Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

                            A MESSAGE FROM FOUNDERS


[ PICTURE  ]         Dear Fellow Shareholder:
[   OF     ]
[RICHARD W.]         With all of the anticipation surrounding the dawn of a new
[  SABO    ]         millennium and the confidence stemming from 1999's historic returns, we began the year 2000 with high expectations.
RICHARD W. SABO      The NASDAQ seemed unstoppable, the "New Economy" continued
                     to rewrite economic rules of yesterday, and the soaring
tech sector retained its dominant position during the first few months of the year.

      Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000

Interest rate hikes and investors' questions about high stock valuations were the first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

      In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS

There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A COMPANY CREDO. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o THE IMPORTANCE OF DISCIPLINE. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o READY FOR FUTURE OPPORTUNITIES. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.

Respectfully,




/s/ RICHARD W. SABO
    Richard W. Sabo
    President and Chief Executive Officer
    Founders Asset Management LLC

The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends or coupon payments.

                              MANAGEMENT OVERVIEW



[    PICTURE OF   ]      A discussion with portfolio manager Curtis
[ CURTIS ANDERSON ]      Anderson, CFA

HOW DID THE FUND PERFORM IN 2000?

The past year was one of extremes in the markets, and these took their toll on the Dreyfus Founders Balanced Fund in 2000. The year began on a promising note, with the market reaching record highs in early March, but soon thereafter investors began to question lofty stock prices, wondering how long the market could sustain its rapid pace. Meanwhile, the Federal Reserve Board's tightening policies (interest rates were raised a total of one percentage point in 2000) further eroded investors' confidence.

      Heavy profit-taking ensued and continued for the duration of the year, as conditions grew worse instead of better in the face of additional troubles: high energy prices, earnings warnings from a number of key large-cap companies, and, late in the year, delayed election results. Unfortunately, the Fund lost significant ground in this environment, underperforming its benchmarks and peers for the one-year period ended December 31, 2000. (See page 9 for the Fund's total returns.)

--------------------------------------------------------------------------------
FUND AT A GLANCE

This fund invests primarily in a balanced portfolio of common stocks, U.S. and foreign government obligations, and a variety of corporate fixed-income securities.

--------------------------------------------------------------------------------

IN ADDITION TO THE UNFAVORABLE MARKET CONDITIONS, WHAT HELD THE FUND BACK THIS PAST YEAR?

There were several factors behind the Fund's disappointing performance. First, we maintained heavy weightings in the technology and communications sectors relative to the Fund's peers. We decided to keep selected holdings in these hard-hit areas--and even add to them as prices declined--because of the growth potential we believe still exists there. For example, our research indicated great demand for bandwidth, which allows the speedy transmission of data. In fact, demand has increased to such an extent that companies reliant upon fast internal and external communication via the Internet need to start building now and upgrading their systems without cessation. Based on this outlook, we invested in communication services firms like TYCOM and JDS UNIPHASE in 2000.

COMPOSITION OF EQUITY ASSETS

                  [PIE CHART PLOTTED FROM DATA IN TABLE BELOW]


36.09%   Technology
15.65%   Healthcare
13.74%   Financials
10.78%   Capital Goods
 7.32%   Consumer Cyclicals
 5.15%   Energy
 4.56%   Consumer Staples
 3.74%   Communication Services
 1.62%   Transportation
 1.35%   Utilities

Portfolio composition is subject to change.

      It's true that these and other holdings in the communication services sector failed to benefit the Fund's performance over the course of the year. Many investors came to the conclusion that the bandwidth customers--technology companies under pressure to meet demand for faster data transmission--would decrease their capital expenditure budgets going into next year, a result of dropping stock prices in the bearish market environment. We agree that budgets may go down, but expect that the portions of budgets allocated toward technologies enabling companies to ramp up bandwidth may actually increase. For this reason, we stayed in technology while other investors exited.

      Another performance factor in 2000 was the Fund's growth emphasis. Balanced funds often have either growth or value orientations (growth funds emphasize companies' potential for future earnings growth, while value funds

GROWTH OF $10,000 INVESTMENT

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                                                 LIPPER
                                                 BAL. FD.
                   BALANCED        S&P 500        INDEX             CPI
                   ---------      ---------     ---------         ---------
12/31/1990         10,000.00      10,000.00     10,000.00         10,000.00
01/31/1991         10,138.50      10,446.05     10,350.95         10,037.23
02/28/1991         10,554.02      11,173.96     10,828.14         10,044.68
03/28/1991         10,700.57      11,449.53     11,041.43         10,044.68
04/30/1991         10,784.50      11,487.38     11,083.38         10,067.01
05/31/1991         11,120.20      11,965.81     11,435.90         10,104.24
06/28/1991         10,763.41      11,423.44     11,071.06         10,126.58
07/31/1991         11,271.92      11,969.84     11,450.83         10,148.92
08/30/1991         11,497.92      12,239.01     11,737.05         10,178.70
09/30/1991         11,618.49      12,035.33     11,772.29         10,208.49
10/31/1991         11,732.54      12,212.68     11,962.96         10,223.38
11/29/1991         11,589.98      11,705.18     11,699.80         10,268.06
12/31/1991         12,286.13      13,044.87     12,584.30         10,297.84
01/31/1992         12,031.11      12,816.27     12,478.59         10,305.29
02/28/1992         12,106.12      12,966.10     12,628.35         10,327.62
03/31/1992         11,978.39      12,714.36     12,436.41         10,364.85
04/30/1992         12,069.25      13,103.35     12,570.72         10,387.19
05/29/1992         12,296.40      13,148.19     12,734.13         10,409.53
06/30/1992         12,047.11      12,955.42     12,636.11         10,439.31
07/31/1992         12,413.56      13,501.59     13,007.59         10,469.10
08/31/1992         12,428.83      13,210.95     12,886.58         10,491.44
09/30/1992         12,742.25      13,364.93     13,034.77         10,513.78
10/30/1992         12,726.87      13,438.60     13,036.11         10,558.45
11/30/1992         12,880.76      13,876.58     13,333.31         10,588.24
12/31/1992         13,026.29      14,038.74     13,523.98         10,603.13
01/29/1993         13,324.48      14,168.29     13,705.24         10,632.91
02/26/1993         13,528.50      14,346.00     13,873.80         10,662.70
03/31/1993         13,772.41      14,649.57     14,159.58         10,677.59
04/30/1993         13,646.05      14,309.10     14,052.00         10,714.82
05/28/1993         14,040.91      14,665.23     14,297.91         10,744.60
06/30/1993         14,302.82      14,710.31     14,449.46         10,752.05
07/31/1993         14,382.36      14,676.73     14,507.25         10,766.94
08/31/1993         14,875.57      15,220.18     14,945.39         10,789.28
09/30/1993         15,360.83      15,100.95     14,976.75         10,804.17
10/31/1993         15,792.40      15,427.66     15,130.98         10,848.85
11/30/1993         15,552.64      15,262.17     14,888.88         10,871.18
12/31/1993         15,872.52      15,451.62     15,139.04         10,900.97
01/31/1994         16,192.46      15,988.90     15,535.68         10,900.97
02/28/1994         16,263.55      15,539.41     15,231.17         10,930.75
03/31/1994         15,711.21      14,864.88     14,678.28         10,960.54
04/30/1994         15,907.37      15,070.58     14,710.60         10,967.98
05/31/1994         15,889.54      15,295.51     14,823.85         10,990.32
06/30/1994         15,640.00      14,924.31     14,565.92         11,020.10
07/29/1994         15,801.24      15,429.68     14,895.15         11,057.33
08/31/1994         16,338.69      16,050.94     15,267.52         11,102.01
09/30/1994         15,873.56      15,655.31     14,992.65         11,124.35
10/31/1994         15,873.56      16,020.21     15,039.16         11,131.79
11/30/1994         15,477.62      15,424.22     14,688.73         11,161.58
12/31/1994         15,565.33      15,651.87     14,829.75         11,191.36
01/31/1995         15,801.72      16,067.67     15,013.62         11,213.70
02/28/1995         16,110.84      16,679.68     15,450.58         11,243.48
03/31/1995         16,438.13      17,175.07     15,724.03         11,265.82
04/28/1995         16,529.55      17,692.77     16,019.66         11,303.05
05/31/1995         17,096.38      18,378.93     16,532.24         11,332.84
06/30/1995         17,608.89      18,813.47     16,824.88         11,355.17
07/31/1995         18,325.74      19,449.56     17,179.86         11,370.07
08/31/1995         18,380.89      19,487.40     17,313.87         11,392.41
09/29/1995         19,024.83      20,307.25     17,727.68         11,407.30
10/31/1995         18,932.30      20,248.17     17,683.33         11,444.53
11/30/1995         19,617.05      21,120.46     18,233.31         11,451.97
12/31/1995         20,142.81      21,527.24     18,519.61         11,474.31
01/31/1996         20,605.38      22,274.13     18,854.81         11,518.99
02/29/1996         21,025.90      22,465.95     18,864.21         11,548.77
03/29/1996         21,257.39      22,683.76     18,935.88         11,586.00
04/30/1996         21,532.09      23,032.65     19,060.85         11,630.68
05/31/1996         21,975.83      23,605.63     19,255.32         11,660.46
06/28/1996         22,325.30      23,701.01     19,318.86         11,667.91
07/31/1996         21,666.17      22,663.95     18,822.33         11,705.14
08/30/1996         22,261.51      23,137.28     19,119.75         11,720.03
09/30/1996         22,899.78      24,434.85     19,827.18         11,824.27
10/31/1996         23,456.22      25,123.49     20,247.48         11,787.04
11/29/1996         24,312.29      27,011.72     21,191.03         11,824.27
12/31/1996         23,920.70      26,476.58     20,930.41         11,846.61
01/31/1997         24,619.61      28,142.14     21,570.87         11,868.95
02/28/1997         24,529.43      28,347.13     21,650.68         11,898.73
03/31/1997         24,099.16      27,177.92     21,020.67         11,906.18
04/30/1997         24,846.59      28,812.16     21,653.37         11,921.07
05/30/1997         25,797.88      30,543.44     22,538.99         11,921.07
06/30/1997         26,522.59      31,913.85     23,271.49         11,935.96
07/31/1997         27,274.52      34,470.44     24,595.64         11,958.30
08/29/1997         26,454.24      32,537.13     23,815.95         11,980.64
09/30/1997         27,527.18      34,315.51     24,766.22         12,010.42
10/31/1997         27,366.47      33,183.43     24,315.46         12,025.32
11/28/1997         27,596.06      34,707.70     24,760.47         12,047.65
12/31/1997         27,968.63      35,305.12     25,126.87         12,047.65
01/30/1998         28,732.53      35,710.47     25,302.76         12,055.10
02/27/1998         29,545.72      38,264.80     26,307.31         12,069.99
03/31/1998         30,088.95      40,226.70     27,112.30         12,069.99
04/30/1998         30,337.01      40,629.33     27,302.07         12,099.78
05/29/1998         30,163.37      39,906.88     27,026.38         12,129.56
06/30/1998         30,584.79      41,531.03     27,515.51         12,137.01
07/31/1998         29,911.23      41,114.05     27,193.60         12,159.34
08/31/1998         28,189.90      35,164.78     24,849.53         12,174.24
09/30/1998         29,660.18      37,409.13     25,922.99         12,181.68
10/30/1998         30,663.91      40,474.04     26,892.52         12,204.02
11/30/1998         31,416.70      42,917.10     27,876.76         12,226.36
12/31/1998         31,873.81      45,392.43     28,905.42         12,241.25
01/29/1999         31,507.75      47,301.65     29,367.90         12,256.14
02/26/1999         30,801.76      45,806.09     28,663.09         12,263.59
03/31/1999         31,219.58      47,636.78     29,371.11         12,285.93
04/30/1999         31,877.11      49,492.87     30,334.49         12,375.28
05/28/1999         31,745.60      48,302.17     29,867.33         12,375.28
06/30/1999         32,194.54      50,991.27     30,691.67         12,375.28
07/30/1999         31,506.73      49,406.02     30,117.74         12,412.51
08/31/1999         31,586.10      49,156.78     29,801.50         12,442.29
09/30/1999         30,874.43      47,806.18     29,420.04         12,501.86
10/29/1999         31,408.13      50,853.42     30,273.22         12,524.20
11/30/1999         31,034.54      51,866.52     30,600.17         12,539.09
12/31/1999         31,165.51      54,920.04     31,505.94         12,568.88
01/31/2000         30,153.45      52,170.33     30,715.14         12,568.88
02/29/2000         31,463.17      51,167.77     30,641.42         12,643.34
03/31/2000         33,056.98      56,173.13     32,446.20         12,747.58
04/28/2000         30,877.07      54,487.86     31,852.44         12,755.03
05/31/2000         29,831.91      53,349.03     31,553.02         12,769.92
06/30/2000         31,352.91      54,678.51     32,057.87         12,836.93
07/31/2000         31,083.14      53,831.62     31,971.32         12,866.72
08/31/2000         33,391.15      57,155.37      33397.23         12,859.27
09/29/2000         31,737.09      54,145.75     32,695.90         12,926.28
10/31/2000         30,714.28      53,932.33     32,666.47         12,948.62
11/30/2000         27,736.11      49,661.43     31,480.68         12,970.96
12/29/2000         27,911.32      49,910.20     32,264.54         12,993.30


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Balanced Fund on 12/31/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

emphasize stocks overlooked by the market with "bargain" prices). In 2000, value funds outperformed growth funds. Investors tended to seek stocks in areas such as utilities, financials, and energy--which are generally labeled "value" stocks--while overlooking the more growth-oriented securities in technology that Balanced Fund pursued.

      Value stocks weren't the only standouts in 2000; bonds also posted strong returns. In fact, bonds had their best year since 1995. Yet the Fund was not as heavily invested in bonds as some of its peers--the result of our belief that the best long-term opportunities could be found in growth stocks. We maintained an equity weighting between 60-70% throughout 2000 (as of December 31, 2000, the equity allocation was 65.92% of total assets) rather than shifting more assets to the fixed-income side of the portfolio.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                              INCEPTION          1           5       10        SINCE
                                 DATE           YEAR       YEARS   YEARS     INCEPTION
CLASS A SHARES
  With sales charge (5.75%)   12/31/99        (15.38%)       --      --       (15.38%)
  Without sales charge        12/31/99        (10.21%)       --      --       (10.21%)
CLASS B SHARES
  With redemption*            12/31/99        (14.62%)       --      --       (14.62%)
  Without redemption          12/31/99        (11.06%)       --      --       (11.06%)
CLASS C SHARES
  With redemption**           12/31/99        (11.36%)       --      --       (11.36%)
  Without redemption          12/31/99        (11.36%)       --      --       (11.36%)
CLASS F SHARES                 2/19/63        (10.44%)      6.74%  10.81%       N/A
CLASS R SHARES                12/31/99        (10.18%)       --      --       (10.18%)
CLASS T SHARES
  With sales charge (4.50%)   12/31/99        (14.68%)       --      --       (14.68%)
  Without sales charge        12/31/99        (10.67%)       --      --       (10.67%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

      Unfortunately, this decision--as well as the decision to maintain our growth emphasis--hurt the Fund's performance in 2000. Quite simply, we strove to maintain our investment discipline, selecting stocks and allocating assets in 2000 based upon the earnings growth potential we saw in the market. While this potential was not realized during the past year, we believe that patience can go a long way when it comes to investing.

WHICH INVESTMENT STRATEGIES PROVED EFFECTIVE IN 2000?

For a committed growth fund like Balanced, there was little to get excited about in 2000, since it was such a rough year for growth-stock investors. There were, however, some bright spots, holdings that persevered through a punishing market and contributed to performance in a down year.

      These tended to be top-tier companies in traditional, "Old Economy" areas, such as AMERICAN INTERNATIONAL GROUP, the largest, and, in our opinion, one of the best-managed U.S.-based international insurance underwriters in the world, and PFIZER, a manufacturer and marketer of pharmaceuticals. The merger of Pfizer and Warner-Lambert early in 2000 helped fuel one of the highest growth rates in the pharmaceutical industry.



LARGEST EQUITY HOLDINGS

  1.  General Electric Company                          5.48%
  2.  Tyco International Limited                        4.33%
  3.  Cisco Systems, Inc.                               3.04%
  4.  Exxon Mobil Corporation                           2.76%
  5.  Pfizer, Inc.                                      2.61%
  6.  Merck & Company, Inc.                             2.08%
  7.  EMC Corporation                                   2.04%
  8.  Citigroup, Inc.                                   2.03%
  9.  Corning, Inc.                                     2.00%
  10. Wal-Mart Stores, Inc.                             1.94%

Holdings listed are a percentage of equity assets.
Portfolio holdings are subject to change.

      GENERAL ELECTRIC, the Fund's largest holding as of December 31, 2000, was another strong performer. GE's mix of business includes GE Capital, aerospace, industrial systems, power systems, plastics, technical products, and broadcasting. CEO Jack Welch is expected to stay in the top spot until the end of 2001 while GE integrates the Honeywell acquisition, which was announced in the fourth quarter of 2000. Although the company is not recession-resistant, its long-cycle business and the service component of its revenue growth profile protected its earnings growth through the rigors of 2000.

WHAT DO YOU EXPECT TO SEE IN 2001?

      We're encouraged by signs that the Federal Reserve's policies may ease in 2001, which could lead to a more favorable environment for growth stocks. Therefore, we plan to maintain a relatively high weighting in equities, seeking high-quality companies with strong business models, top market positions, and visionary leaders, while monitoring the performance of the Fund's current holdings.

      In the meantime, we currently expect to concentrate the Fund's bond allocation in the intermediate (3-6 years) range of the yield curve. While longer-term bonds performed well in 2000, we believe the Fed's more accommodative stance is likely to create a steeper yield curve going forward. This, in our opinion, could position intermediate-term bonds nicely, as they may provide adequate income as well as protection against the capital losses that could arise from a steeper yield curve.


/s/ CURTIS ANDERSON
    Curtis Anderson, CFA
    Portfolio Manager

FOR MORE INFORMATION

DREYFUS FOUNDERS BALANCED FUND                  DISTRIBUTOR
2930 East Third Avenue                          Dreyfus Service Corporation
Denver, CO  80206                               200 Park Avenue
                                                New York, NY  10166

INVESTMENT MANAGER                              FUND DIRECTORS
Founders Asset Management LLC                   Eugene H. Vaughan, Jr., Chairman
2930 East Third Avenue                          Alan S. Danson
Denver, CO  80206                               Joan D. Manley
                                                Robert P. Mastrovita
TRANSFER AGENT AND                              Trygve E. Myhren
DIVIDEND DISBURSING AGENT                       George W. Phillips
Investors Trust Company                         Jay A. Precourt
801 Pennsylvania
Kansas City, MO 64105

HOW TO CONTACT US

Call 1-800-525-2440

OR CONTACT US AT

Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655

OR

www.founders.com.



This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2001

(C)2001, Founders Asset Management, LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-646-BAL

            STATEMENT OF INVESTMENTS
            December 31, 2000

SHARES                                             MARKET VALUE
---------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-64.8%
AIRLINES-0.5%
      59,400  Delta Air Lines, Inc.                 $ 2,981,138
                                                    -----------
BANKS (MAJOR REGIONAL)-3.1%
      97,350  Fifth Third Bancorp                     5,816,663
      99,400  FleetBoston Financial Corporation       3,733,713
      61,100  The Bank of New York Company, Inc.      3,371,956
      79,100  Wells Fargo & Company                   4,404,881
                                                    -----------
                                                     17,327,213
                                                    -----------
BIOTECHNOLOGY-2.0%
      72,700  Amgen, Inc.*                            4,648,256
      18,900  Gilead Sciences, Inc.*                  1,567,519
      24,100  Human Genome Sciences, Inc.*            1,670,431
      32,100  Millennium Pharmaceuticals, Inc.*       1,984,181
      20,300  Vertex Pharmaceuticals, Inc.*           1,451,450
                                                    -----------
                                                     11,321,837
                                                    -----------
BROADCASTING (TV, RADIO & CABLE)-1.0%
     218,800  AT&T Corporation-
              Liberty Media Corporation*              2,967,475
      94,700  General Motors Corporation Class H*     2,178,100
                                                    -----------
                                                      5,145,575
                                                    -----------
COMMUNICATION EQUIPMENT-5.8%
     115,700  ADC Telecommunications, Inc.*           2,097,063
      55,000  CIENA Corporation*                      4,482,500
      35,700  Comverse Technology, Inc.*              3,877,913
     141,100  Corning, Inc.                           7,451,844
     151,140  JDS Uniphase Corporation*               6,310,095
     199,200  Motorola, Inc.                          4,033,800
     181,100  TyCom Limited*                          4,052,113
                                                    -----------
                                                     32,305,328
                                                    -----------
COMPUTERS (HARDWARE)-3.5%
      57,300  Apple Computer, Inc.*                 $   848,756
      22,000 Brocade Communications Systems, Inc.* 2,018,500 30,900 International Business Machines
              Corporation                             2,626,500
      38,900  Juniper Networks, Inc.*                 4,908,694
      88,800  Palm, Inc.*                             2,508,600
     208,500  Sun Microsystems, Inc.*                 5,798,906
                                                    -----------
                                                     18,709,956
                                                    -----------
COMPUTERS (NETWORKING)-2.6%
     295,900  Cisco Systems, Inc.*                   11,318,175
      50,400  Network Appliance, Inc.*                3,235,050
                                                    -----------
                                                     14,553,225
                                                    -----------
COMPUTERS (PERIPHERALS)-1.4%
     114,000  EMC Corporation*                        7,581,000
                                                    -----------
COMPUTERS (SOFTWARE & SERVICES)-4.5%
      80,100  Foundry Networks, Inc.*                 1,201,500
      33,000  Mercury Interactive Corporation*        2,976,188
     151,800  Microsoft Corporation*                  6,593,813
     215,400  Oracle Corporation*                     6,273,991
      35,000  Redback Networks, Inc.*                 1,432,813
      46,200  Seibel Systems, Inc.*                   3,121,388
      36,000  VERITAS Software Corporation*           3,150,000
                                                    -----------
                                                     24,749,683
                                                    -----------
CONSUMER FINANCE-1.1%
      90,100  Capital One Financial Corporation       5,929,706
                                                    -----------
ELECTRICAL EQUIPMENT-4.3%
     425,700  General Electric Company               20,406,994
     107,700  Solectron Corporation*                  3,651,030
                                                    -----------
                                                     24,058,024
                                                    -----------

SHARES                                             MARKET VALUE
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-4.2%
     119,600  Analog Devices, Inc.*                 $ 6,122,025
      61,000  Applied Micro Circuits Corporation*     4,590,250
     221,100  Intel Corporation                       6,646,819
      17,200  SDL, Inc.*                              2,548,825
      60,200  Vitesse Semiconductor Corporation*      3,329,813
                                                    -----------
                                                     23,237,732
                                                    -----------
ENTERTAINMENT-1.8%
     128,800  Time Warner, Inc.                       6,728,512
      73,200  Viacom, Inc. Class B*                   3,422,100
                                                    -----------
                                                     10,150,612
                                                    -----------
FINANCIAL (DIVERSIFIED)-3.4%
     147,866  Citigroup, Inc.                         7,550,408
      55,100  Freddie Mac                             3,795,013
      59,300  Morgan Stanley Dean Witter & Company    4,699,525
      44,700  USA Education, Inc.                     3,039,600
                                                    -----------
                                                     19,084,546
                                                    -----------
HEALTHCARE (DIVERSIFIED)-2.3%
      60,600  Abbott Laboratories                     2,935,313
      77,200  American Home Products Corporation      4,906,060
      63,400  Bristol-Myers Squibb Company            4,687,638
                                                    -----------
                                                     12,529,011
                                                    -----------
HEALTHCARE (DRUGS-GENERIC & OTHER)-4.9%
      30,600  Genentech, Inc.*                        2,493,900
      82,900  Merck & Company, Inc.                   7,761,513
     211,350  Pfizer, Inc.                            9,722,100
     116,700  Pharmacia Corporation                   7,118,700
                                                    -----------
                                                     27,096,213
                                                    -----------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-0.5%
      50,600  Schering-Plough Corporation             2,871,550
                                                    -----------

HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-0.8%
      50,800  Baxter
              International, Inc.                   $ 4,486,275
                                                    -----------
HOUSEHOLD PRODUCTS
(NON-DURABLES)-0.3%
      26,300  Colgate-Palmolive Company               1,697,665
                                                    -----------
INSURANCE (MULTI-LINE)-1.0%
      59,350  American International Group, Inc.      5,849,684
                                                    -----------
INVESTMENT BANKING & BROKERAGE-0.5%
      44,100  Lehman Brothers Holdings, Inc.          2,982,263
                                                    -----------
MANUFACTURING (DIVERSIFIED)-2.9%
     290,300  Tyco International Limited             16,111,650
                                                    -----------
NATURAL GAS-0.9%
     125,900  The Williams Companies, Inc.            5,028,131
                                                    -----------
OIL & GAS (DRILLING & EQUIPMENT)-1.6%
      70,100  Baker Hughes, Inc.                      2,913,531
      50,100  Nabors Industries, Inc.*                2,963,415
      63,500  Weatherford International, Inc.*        3,000,375
                                                    -----------
                                                      8,877,321
                                                    -----------
OIL (INTERNATIONAL INTEGRATED)-1.9%
     118,400  Exxon Mobil Corporation                10,293,400
                                                    -----------
PUBLISHING-0.4%
      35,300  The McGraw-Hill Companies, Inc.         2,069,463
                                                    -----------
RAILROADS-0.6%
      60,400  Union Pacific Corporation               3,065,300
                                                    -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2000 (CONTINUED)

SHARES                                             MARKET VALUE
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.3%
      72,800  Lowe's Companies, Inc.                $ 3,239,600
      85,400  The Home Depot, Inc.                    3,901,713
                                                    -----------
                                                      7,141,313
                                                    -----------
RETAIL (GENERAL MERCHANDISE)-2.0%
     123,300  Target Corporation                      3,976,425
     136,000  Wal-Mart Stores, Inc.                   7,225,000
                                                    -----------
                                                     11,201,425
                                                    -----------
RETAIL (SPECIALTY-APPAREL)-0.3%
     112,800  Intimate Brands, Inc.                   1,692,000
                                                    -----------
SERVICES (ADVERTISING/MARKETING)-0.9%
      62,400  Omnicom Group, Inc.                     5,171,400
                                                    -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.5%
      72,500  Nextel Communications, Inc.*            1,789,844
      50,900  Nextel Partners, Inc. Class A*            852,575
                                                    -----------
                                                      2,642,419
                                                    -----------
TELECOMMUNICATIONS
(LONG DISTANCE)-0.4%
      76,400  Level 3 Communications, Inc.*           2,506,875
                                                    -----------
TELEPHONE-1.6%
     125,899  Qwest Communications International,
              Inc.*                                   5,161,855
      75,600  SBC Communications, Inc.                3,609,900
                                                    -----------
                                                      8,771,755
                                                    -----------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$370,122,656)                                 359,220,698
                                                    -----------

COMMON STOCKS (FOREIGN)-2.4%
COMMUNICATION EQUIPMENT-2.0%
      85,725  Nokia Oyj Sponsored ADR (FI)          $ 3,729,038
     189,900  Nortel Networks Corporation (CA)        6,088,669
     101,025  Telefonaktiebolaget LM Ericsson AB
              Sponsored ADR (SW)                      1,130,217
                                                    -----------
                                                     10,947,924
                                                    -----------
ELECTRONICS (SEMICONDUCTORS)-0.4%
      29,650  PMC-Sierra, Inc. (CA)*                  2,331,231
                                                    -----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$17,953,390)                                   13,279,155
                                                    -----------

PRINCIPAL AMOUNT                                   MARKET VALUE
---------------------------------------------------------------

CORPORATE BONDS (DOMESTIC)-7.8%
  $9,000,000  Hertz Corporation 6.50% 05/15/06        8,825,733
   6,845,000  Viacom, Inc.
              7.75% 06/01/05                          7,132,613
  20,000,000  Wal-Mart Stores, Inc. 6.55% 08/10/04   20,443,320
   7,000,000  WorldCom, Inc. 7.75% 04/01/07           7,011,844
                                                    -----------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST-$42,364,057)                                   43,413,510
                                                    -----------

PRINCIPAL AMOUNT                                   MARKET VALUE
---------------------------------------------------------------

GOVERNMENT BONDS (FOREIGN)-1.1%
CAD8,535,000  Province of
              Quebec
              6.50% 12/01/05 (CA)                   $  5,884,149
                                                    ------------

TOTAL GOVERNMENT BONDS (FOREIGN)
(COST-$5,860,521)                                     5,884,149
                                                   ------------
U.S. GOVERNMENT SECURITIES-21.1%
U.S. AGENCIES-11.5%
$19,715,000  Federal Home Loan Bank 6.75% 02/15/02   19,933,679
 19,865,000  Federal Home Loan Bank 7.25% 05/15/02   20,279,781
 16,845,000  Federal Home Loan Mortgage
             Corporation 6.45% 04/29/09
             Callable 04/29/02                       16,566,401
  7,000,000  Federal Home Loan Mortgage
             Corporation 6.645% 03/10/04              7,201,579
                                                   ------------
                                                     63,981,440
                                                   ------------
U.S. TREASURY NOTES-9.6%
 10,925,000  U.S. Treasury Note 5.875% 02/15/04      11,148,602
 13,000,000  U.S. Treasury Note 6.25% 02/15/07       13,737,841
 11,900,000  U.S. Treasury Note 6.50% 05/15/05       12,556,035
  7,150,000  U.S. Treasury Note 6.875% 05/15/06       7,735,964
  7,700,000  U.S. Treasury Note 7.25% 05/15/04        8,195,957
                                                   ------------
                                                     53,374,399
                                                   ------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$113,944,862)                                 117,355,839
                                                   ------------


PRINCIPAL AMOUNT                                 AMORTIZED COST
---------------------------------------------------------------


CORPORATE SHORT-TERM NOTES-7.0%
$29,000,000  American Express Credit Corporation
             6.48% 01/02/01                        $ 28,994,780
  9,800,000  Stanley Works
             6.40% 01/02/01                           9,798,258
                                                   ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$38,793,038)
                                                     38,793,038
                                                   ------------
TOTAL INVESTMENTS-104.2%
(COST-$589,038,524)                                 577,946,389
OTHER ASSETS AND
LIABILITIES-(4.2%)                                  (23,381,296)
                                                   ------------
NET ASSETS-100.0%                                  $554,565,093
                                                   ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000


ASSETS
Investment securities, at cost.......    $589,038,524
                                         ------------
Investment securities, at market.....     577,946,389
Cash.................................       2,963,305
Receivables:
  Capital shares sold................         392,300
  Dividends and interest.............       2,857,902
Other assets.........................          49,127
                                         ------------
    Total Assets.....................     584,209,023
                                         ------------
LIABILITIES
Payables:
  Investment securities purchased....      17,501,746
  Capital shares redeemed............      11,332,094
  Advisory fees......................         300,018
  Shareholder servicing fees.........           9,672
  Accounting fees....................          11,771
  Distribution fees..................         441,224
  Other..............................          40,800
  Dividends..........................           6,605
                                         ------------
    Total Liabilities................      29,643,930
                                         ------------
Net Assets...........................    $554,565,093
                                         ============

Net Assets--Class A..................    $    698,742
Shares Outstanding--Class A..........          75,625
Net Asset Value, Redemption Price Per
  Share..............................    $       9.24
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $       9.80

Net Assets--Class B..................    $  1,007,984
Shares Outstanding--Class B..........         109,851
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $       9.18

Net Assets--Class C..................    $    173,539
Shares Outstanding--Class C..........          18,933
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $       9.17

Net Assets--Class F..................    $552,674,702
Shares Outstanding--Class F..........      59,955,528
Net Asset Value, Offering and
  Redemption Price Per Share.........    $       9.22

Net Assets--Class R..................    $        896
Shares Outstanding--Class R..........              97
Net Asset Value, Offering and
  Redemption Price Per Share.........    $       9.22

Net Assets--Class T..................    $      9,230
Shares Outstanding--Class T..........           1,002
Net Asset Value, Redemption Price Per
  Share..............................    $       9.21
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $       9.64

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended
December 31, 2000


INVESTMENT INCOME:
Income:
  Dividends..........................    $   2,996,684
  Interest...........................       17,756,629
  Foreign taxes withheld.............           (5,718)
                                         -------------
    Total Investment Income..........       20,747,595
                                         -------------
Expenses:
  Advisory fees--Note 2..............        4,924,936
  Shareholder servicing fees--Note 2.          119,800
  Accounting fees--Note 2............          227,880
  Distribution fees--Note 2..........        2,097,476
  Transfer agency fees--Note 2.......        1,195,868
  Registration fees..................           74,823
  Postage and mailing expenses.......           67,494
  Custodian fees and expenses--Note 2           35,709
  Printing expenses..................           96,386
  Legal and audit fees...............           72,835
  Directors' fees and expenses.......           50,737
  Other expenses.....................          114,732
                                         -------------
    Total Expenses...................        9,078,676
    Earnings Credits.................         (128,408)
    Expense Offset to Broker
      Commissions....................           (2,900)
                                         -------------
    Net Expenses.....................        8,947,368
                                         -------------
Net Investment Income................       11,800,227
                                         -------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
Security Transactions:
    Proceeds from long-term
      securities sold................    1,100,864,440
    Proceeds from long-term U.S.
      Government Obligations sold....      350,455,814
    Cost of securities sold..........    1,486,866,260
                                         -------------
Net Realized (Loss) from Security
  Transactions.......................      (35,546,006)
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............                0
Net Change in Unrealized
  Appreciation/Depreciation..........      (40,945,222)
                                         -------------
    Net Realized and Unrealized
      (Loss) on Investments and
      Foreign Currency Transactions..      (76,491,228)
                                         -------------
Net (Decrease) in Net Assets
  Resulting from Operations..........    $ (64,691,001)
                                         =============
Purchases of long-term securities....    $ 918,270,261
                                         =============
Purchases of long-term U.S.
  Government Obligations.............    $ 126,147,459
                                         =============

  SEE NOTES TO FINANCIAL STATEMENTS.

            STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR           YEAR OR PERIOD
                                            ENDED               ENDED
                                           12/31/00           12/31/99*
                                        --------------      --------------
OPERATIONS
Net Investment Income................   $   11,800,227      $   32,920,849
Net Realized Gain (Loss) from
  Security Transactions..............      (35,546,006)         13,974,823
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............                0              (1,863)
Net Change in Unrealized
  Appreciation/Depreciation..........      (40,945,222)        (73,716,183)
                                        --------------      --------------
  Net (Decrease) in Net Assets
    Resulting from Operations........      (64,691,001)        (26,822,374)
                                        --------------      --------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
From Net Investment Income
  Class A............................           (4,609)                  0
  Class B............................           (4,955)                  0
  Class C............................             (788)                  0
  Class F............................      (11,785,181)        (32,920,849)
  Class R............................              (18)                  0
  Class T............................             (138)                  0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A............................                0                   0
  Class B............................                0                   0
  Class C............................                0                   0
  Class F............................                0         (41,778,666)
  Class R............................                0                   0
  Class T............................                0                   0
In Excess of Net Investment Income
  Class A............................              (13)                  0
  Class B............................              (14)                  0
  Class C............................               (2)                  0
  Class F............................          (32,980)           (114,180)
  Class R............................                0                   0
  Class T............................                0                   0
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A............................           (1,229)                  0
  Class B............................           (1,525)                  0
  Class C............................             (275)                  0
  Class F............................       (1,125,792)        (61,157,419)
  Class R............................               (2)                  0
  Class T............................              (19)                  0
                                        --------------      --------------
Net (Decrease) from Dividends and
  Distributions......................   $  (12,957,540)     $ (135,971,114)
                                        --------------      --------------

 * FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                             YEAR           YEAR OR PERIOD
                                            ENDED               ENDED
                                           12/31/00           12/31/99*
                                        --------------      --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A............................   $      833,829      $        1,000
  Class B............................        1,153,484               1,000
  Class C............................          468,584               1,000
  Class F............................      268,435,645         518,570,342
  Class R............................                0               1,000
  Class T............................            9,602               1,000
Reinvested dividends and
  distributions
  Class A............................            4,272                   0
  Class B............................            4,233                   0
  Class C............................              686                   0
  Class F............................       12,769,079         136,654,564
  Class R............................                2                   0
  Class T............................               12                   0
                                        --------------      --------------
                                           283,679,428         655,229,906
Cost of shares redeemed
  Class A............................          (56,344)                  0
  Class B............................          (46,678)                  0
  Class C............................         (265,369)                  0
  Class F............................     (706,927,235)       (680,827,728)
  Class R............................                0                   0
  Class T............................                0                   0
                                        --------------      --------------
                                          (707,295,626)       (680,827,728)
                                        --------------      --------------
Net (Decrease) from Capital Share
  Transactions.......................     (423,616,198)        (25,597,822)
                                        --------------      --------------
Net (Decrease) in Net Assets.........     (501,264,739)       (188,391,310)

                                             YEAR           YEAR OR PERIOD
                                            ENDED               ENDED
                                           12/31/00           12/31/99*
                                        --------------      --------------
NET ASSETS
  Beginning of year..................   $1,055,829,832      $1,244,221,142
                                        --------------      --------------
  End of year........................   $  554,565,093      $1,055,829,832
                                        ==============      ==============
Net Assets consist of:
  Capital (par value and paid-in
  surplus).............................   $  663,543,502      $1,087,164,093
Accumulated undistributed
  (distribution in excess of)
  net investment income..............          (30,605)             (4,538)
Accumulated undistributed net
  realized (loss) from security
  transactions.........      (97,851,490)        (61,178,631)
Unrealized appreciation(depreciation)
  on investments and foreign currency
  transactions.......................      (11,096,314)         29,848,908
                                        --------------      --------------
Total................................   $  554,565,093      $1,055,829,832
                                        ==============      ==============


 * FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS A SHARES
Net Asset Value, beginning of
period...............................         $10.47
Income from investment operations:
    Net investment income............           0.13
    Net (losses) on securities (both
      realized and unrealized).......          (1.18)
                                              ------
         Total from investment
           operations................          (1.05)
Less distributions:
    From net investment income+......          (0.16)
    In excess of net realized
      gains..........................          (0.02)
                                              ------
         Total distributions.........          (0.18)
Net Asset Value, end of period.......         $ 9.24
                                              ======
Total Return/Ratios
    Total return.....................         (10.21%)*
    Net assets, end of period
      (000s).........................         $  699
    Net expenses to average net
      assets#........................           1.20%
    Gross expenses to average net
      assets#........................           1.23%
    Net investment income to average
      net assets.....................           1.48%
    Portfolio turnover rate@.........            126%

+ Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.

*     Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................         $10.47
Income from investment operations:
    Net investment income............           0.10
    Net (losses) on securities (both
      realized and unrealized).......          (1.24)
                                              ------
         Total from investment
           operations................          (1.14)
Less distributions:
    From net investment income+......          (0.13)
    In excess of net realized
      gains..........................          (0.02)
                                              ------
         Total distributions.........          (0.15)
Net Asset Value, end of period.......         $ 9.18
                                              ======
Total Return/Ratios
    Total return.....................         (11.06%)*
    Net assets, end of period
      (000s).........................         $1,008
    Net expenses to average net
      assets#........................           1.93%
    Gross expenses to average net
      assets#........................           1.96%
    Net investment income to average
      net assets.....................           0.71%
    Portfolio turnover rate@.........            126%


+ Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.

*     Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................         $10.47
Income from investment operations:
    Net investment income............           0.10
    Net (losses) on securities (both
      realized and unrealized).......          (1.28)
                                              ------
         Total from investment
           operations................          (1.18)
Less distributions:
    From net investment income+......          (0.10)
    In excess of net realized
      gains..........................          (0.02)
                                              ------
         Total distributions.........          (0.12)
Net Asset Value, end of period.......         $ 9.17
                                              ======
Total Return/Ratios
    Total return.....................         (11.36%)*
    Net assets, end of period
      (000s).........................         $  174
    Net expenses to average net
      assets#........................           1.86%
    Gross expenses to average net
      assets#........................           1.88%
    Net investment income to average
      net assets.....................           0.76%
    Portfolio turnover rate@.........            126%



+ Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.

*     Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                       YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------------
                                         2000        1999         1998        1997       1996
                                       --------   ----------   ----------   --------   --------
CLASS F SHARES
Net Asset Value, beginning of
  period.............................  $  10.47   $    12.19   $    11.35   $  10.61   $   9.58
Income from investment operations:
    Net investment income............      0.15         0.32         0.30       0.29       0.28
    Net gains (losses) on securities
      (both realized and unrealized).     (1.23)       (0.61)        1.27       1.48       1.50
                                       --------   ----------   ----------   --------   --------
        Total from investment
          operations.................     (1.08)       (0.29)        1.57       1.77       1.78
Less distributions:
    From net investment income+......     (0.15)       (0.32)       (0.30)     (0.30)     (0.27)
    From net realized gains..........     (0.00)       (0.45)       (0.43)     (0.73)     (0.48)
    In excess of net realized
      gains..........................     (0.02)       (0.66)        0.00       0.00       0.00
                                       --------   ----------   ----------   --------   --------
        Total distributions..........     (0.17)       (1.43)       (0.73)     (1.03)     (0.75)
    Net Asset Value, end of period...  $   9.22   $    10.47   $    12.19   $  11.35   $  10.61
                                       ========   ==========   ==========   ========   ========
Total Return/Ratios
    Total return.....................    (10.44%)      (2.22%)      13.96%     16.90%     18.76%
    Net assets, end of period
      (000s).........................  $552,675   $1,055,825   $1,244,221   $942,690   $394,896
    Net expenses to average net
      assets#........................      1.07%        0.97%        0.99%      0.99%      1.10%
    Gross expenses to average net
      assets#........................      1.08%        0.98%        1.00%      1.01%      1.12%
    Net investment income to
      average net assets.............      1.41%        2.64%        2.51%      2.77%      3.09%
    Portfolio turnover rate@.........       126%         218%         211%       203%       146%

+ Distributions in excess of net investment income for the years ended December 31, 2000, 1999 and 1998 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


YEAR  ENDED DECEMBER 31, 2000 ----------------- CLASS R SHARES Net Asset Value,
      beginning of period............................. $10.47 Income from investment operations: Net investment income............ 0.18 Net (losses)
      on securities (both realized and unrealized)....... (1.23) ------ Total from investment operations................ (1.05) Less distributions: From net investment income+...... (0.18) In excess of net realized gains.......................... (0.02) ------ Total distributions.........
      (0.20) Net Asset Value, end of period....... $ 9.22 ====== Total
      Return/Ratios Total return..................... (10.18%) Net assets, end of period (000s)......................... $ 1 Net expenses to average net assets#........................ 0.80% Gross expenses to average net assets#........................ 0.81% Net investment income to average net assets..................... 1.71% Portfolio turnover rate@......... 126%


+ Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................         $10.47
Income from investment operations:
    Net investment income............           0.12
    Net (losses) on securities (both
      realized and unrealized).......          (1.22)
                                              ------
         Total from investment
           operations................          (1.10)
Less distributions:
    From net investment income+......          (0.14)
    In excess of net realized
      gains..........................          (0.02)
                                              ------
         Total distributions.........          (0.16)
Net Asset Value, end of period.......         $ 9.21
                                              ======
Total Return/Ratios
    Total return.....................         (10.67%)*
    Net assets, end of period
      (000s).........................         $    9
    Net expenses to average net
      assets#........................           1.30%
    Gross expenses to average net
      assets#........................           1.32%
    Net investment income to average
      net assets.....................           1.22%
    Portfolio turnover rate@.........            126%


+ Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.

*     Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Balanced Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market.

  The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.

  DISTRIBUTIONS TO SHAREHOLDERS--Distributions from income are declared and distributed quarterly and capital gains (if any) are distributed annually. All dividends and distributions are recorded on the ex-dividend date.

  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.

  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

  In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements, as the Fund has already adopted amortization of premiums and discounts on all fixed-income securities.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next
$250 million of net assets and 0.50% of net assets in excess of $750 million.

  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares.

  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $699 pursuant to this transfer agency agreement. State Street Bank and Trust

Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.

  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $446, $704, $233, and $23, respectively, for shareholder servicing fees under the plan.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Class T shares were charged $2,112, $698, $2,094,643, and $23, respectively, pursuant to the Distribution Plans.

  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

  The officers of the Company are also officers and/or directors of Founders.

  Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:


UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
     $2,404                         $1,989                       $(4,393)

Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:


Net Capital Loss Carryovers.              $ 80,110,281
Post-October Capital Loss Deferral...     $  6,045,464
Post-October Currency Loss Deferral..     $          0
Federal Tax Cost.....................     $600,734,269
Unrealized Appreciation..............     $ 30,022,692
Unrealized (Depreciation)............     $(52,810,572)
Net Appreciation/(Depreciation)......     $(22,787,880)

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4. FUND SHARE TRANSACTIONS

The Fund is authorized to issue 850 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:


                                            YEAR       YEAR OR PERIOD
                                            ENDED          ENDED
                                          12/31/00       12/31/99*
                                         -----------   --------------
CLASS A
      Shares sold....................         80,664             96
      Shares issued for dividends
        reinvested...................            457              0
      Shares redeemed................         (5,592)             0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........         75,529             96
CLASS B
      Shares sold....................        113,881             96
      Shares issued for dividends
        reinvested...................            453              0
      Shares redeemed................         (4,579)             0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........        109,755             96
CLASS C
      Shares sold....................         45,321             96
      Shares issued for dividends
        reinvested...................             70              0
      Shares redeemed................        (26,554)             0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........         18,837             96
CLASS F
      Shares sold....................     25,809,428     43,238,372
      Shares issued for dividends
        reinvested...................      1,245,878     12,956,554
      Shares redeemed................    (67,984,700)   (57,397,322)
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........    (40,929,394)    (1,202,396)
CLASS R
      Shares sold....................              0             96
      Shares issued for dividends
        reinvested...................              1              0
      Shares redeemed................              0              0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........              1             96
CLASS T
      Shares sold....................            905             96
      Shares issued for dividends
        reinvested...................              1              0
      Shares redeemed................              0              0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........            906             96


 * FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Balanced Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP
    PricewaterhouseCoopers LLP

Denver, Colorado
February 6, 2001

OTHER INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 22.37% qualified for the dividends received deduction available to the Fund's corporate shareholders.

FOR MORE INFORMATION

DREYFUS FOUNDERS FUNDS, INC.           DISTRIBUTOR
2930 East Third Avenue                 Dreyfus Service Corporation
Denver, CO  80206                      200 Park Avenue
                                       New York, NY  10166
INVESTMENT MANAGER
Founders Asset Management LLC          FUND DIRECTORS
2930 East Third Avenue                 Eugene H. Vaughan, Jr., Chairman
Denver, CO  80206                      Alan S. Danson
                                       Joan D. Manley
TRANSFER AGENT AND                     Robert P. Mastrovita
DIVIDEND DISBURSING AGENT              Trygve E. Myhren
Investors Trust Company                George W. Phillips
801 Pennsylvania                       Jay A. Precourt
Kansas City, MO  64105


HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.






This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2001
(C)2001, Founders Asset Management, LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-646-BAL

DREYFUS FOUNDERS
BALANCED FUND



ANNUAL REPORT
DECEMBER 31, 2000

                                TABLE OF CONTENTS

About this Report .........................................................    3
A Message from Founders ...................................................    4
Management Overview .......................................................    6
Statement of Investments ..................................................   12
Statement of Assets and Liabilities .......................................   16
Statement of Operations ...................................................   18
Statements of Changes in Net Assets .......................................   19
Financial Highlights ......................................................   22
Notes to Financial Statements .............................................   28
Report of Independent Accountants .........................................   35
Other Information .........................................................   36

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU    Australia          GR    Greece                 NW    Norway
AT    Austria            HK    Hong Kong              PA    Panama
BR    Brazil             HU    Hungary                PL    Poland
CA    Canada             IE    Ireland                SA    South Africa
CN    China              IS    Israel                 SG    Singapore
CR    Croatia            IT    Italy                  SP    Spain
DE    Denmark            JA    Japan                  SW    Sweden
FI    Finland            KR    South Korea            SZ    Switzerland
FR    France             LU    Luxembourg             TW    Taiwan
GE    Germany            MX    Mexico                 UK    United Kingdom
                         NE    Netherlands

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
o Not-FDIC-Insured           o Not Bank-Guaranteed              o May Lose Value
--------------------------------------------------------------------------------

                               ABOUT THIS REPORT


HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

      Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

o The Lipper Balanced Fund Index is an average of the performance of the 30 largest balanced funds tracked by Lipper Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

                            A MESSAGE FROM FOUNDERS


[ PICTURE  ]         Dear Fellow Shareholder:
[   OF     ]
[RICHARD W.]         With all of the anticipation surrounding the dawn of a new
[  SABO    ]         millennium and the confidence stemming from 1999's historic returns, we began the year 2000 with high expectations.
RICHARD W. SABO      The NASDAQ seemed unstoppable, the "New Economy" continued
                     to rewrite economic rules of yesterday, and the soaring
tech sector retained its dominant position during the first few months of the year.

      Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000

Interest rate hikes and investors' questions about high stock valuations were the first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

      In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS

There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A COMPANY CREDO. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o THE IMPORTANCE OF DISCIPLINE. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o READY FOR FUTURE OPPORTUNITIES. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.

Respectfully,




/s/ RICHARD W. SABO
    Richard W. Sabo
    President and Chief Executive Officer
    Founders Asset Management LLC

The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends or coupon payments.

                              MANAGEMENT OVERVIEW



[    PICTURE OF   ]      A discussion with portfolio manager Curtis
[ CURTIS ANDERSON ]      Anderson, CFA

HOW DID THE FUND PERFORM IN 2000?

The past year was one of extremes in the markets, and these took their toll on the Dreyfus Founders Balanced Fund in 2000. The year began on a promising note, with the market reaching record highs in early March, but soon thereafter investors began to question lofty stock prices, wondering how long the market could sustain its rapid pace. Meanwhile, the Federal Reserve Board's tightening policies (interest rates were raised a total of one percentage point in 2000) further eroded investors' confidence.

      Heavy profit-taking ensued and continued for the duration of the year, as conditions grew worse instead of better in the face of additional troubles: high energy prices, earnings warnings from a number of key large-cap companies, and, late in the year, delayed election results. Unfortunately, the Fund lost significant ground in this environment, underperforming its benchmarks and peers for the one-year period ended December 31, 2000. (See page 9 for the Fund's total returns.)

--------------------------------------------------------------------------------
FUND AT A GLANCE

This fund invests primarily in a balanced portfolio of common stocks, U.S. and foreign government obligations, and a variety of corporate fixed-income securities.

--------------------------------------------------------------------------------

IN ADDITION TO THE UNFAVORABLE MARKET CONDITIONS, WHAT HELD THE FUND BACK THIS PAST YEAR?

There were several factors behind the Fund's disappointing performance. First, we maintained heavy weightings in the technology and communications sectors relative to the Fund's peers. We decided to keep selected holdings in these hard-hit areas--and even add to them as prices declined--because of the growth potential we believe still exists there. For example, our research indicated great demand for bandwidth, which allows the speedy transmission of data. In fact, demand has increased to such an extent that companies reliant upon fast internal and external communication via the Internet need to start building now and upgrading their systems without cessation. Based on this outlook, we invested in communication services firms like TYCOM and JDS UNIPHASE in 2000.

COMPOSITION OF EQUITY ASSETS

                  [PIE CHART PLOTTED FROM DATA IN TABLE BELOW]


36.09%   Technology
15.65%   Healthcare
13.74%   Financials
10.78%   Capital Goods
 7.32%   Consumer Cyclicals
 5.15%   Energy
 4.56%   Consumer Staples
 3.74%   Communication Services
 1.62%   Transportation
 1.35%   Utilities

Portfolio composition is subject to change.

      It's true that these and other holdings in the communication services sector failed to benefit the Fund's performance over the course of the year. Many investors came to the conclusion that the bandwidth customers--technology companies under pressure to meet demand for faster data transmission--would decrease their capital expenditure budgets going into next year, a result of dropping stock prices in the bearish market environment. We agree that budgets may go down, but expect that the portions of budgets allocated toward technologies enabling companies to ramp up bandwidth may actually increase. For this reason, we stayed in technology while other investors exited.

      Another performance factor in 2000 was the Fund's growth emphasis. Balanced funds often have either growth or value orientations (growth funds emphasize companies' potential for future earnings growth, while value funds

GROWTH OF $10,000 INVESTMENT

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                                                 LIPPER
                                                 BAL. FD.
                   BALANCED        S&P 500        INDEX             CPI
                   ---------      ---------     ---------         ---------
12/31/1990         10,000.00      10,000.00     10,000.00         10,000.00
01/31/1991         10,138.50      10,446.05     10,350.95         10,037.23
02/28/1991         10,554.02      11,173.96     10,828.14         10,044.68
03/28/1991         10,700.57      11,449.53     11,041.43         10,044.68
04/30/1991         10,784.50      11,487.38     11,083.38         10,067.01
05/31/1991         11,120.20      11,965.81     11,435.90         10,104.24
06/28/1991         10,763.41      11,423.44     11,071.06         10,126.58
07/31/1991         11,271.92      11,969.84     11,450.83         10,148.92
08/30/1991         11,497.92      12,239.01     11,737.05         10,178.70
09/30/1991         11,618.49      12,035.33     11,772.29         10,208.49
10/31/1991         11,732.54      12,212.68     11,962.96         10,223.38
11/29/1991         11,589.98      11,705.18     11,699.80         10,268.06
12/31/1991         12,286.13      13,044.87     12,584.30         10,297.84
01/31/1992         12,031.11      12,816.27     12,478.59         10,305.29
02/28/1992         12,106.12      12,966.10     12,628.35         10,327.62
03/31/1992         11,978.39      12,714.36     12,436.41         10,364.85
04/30/1992         12,069.25      13,103.35     12,570.72         10,387.19
05/29/1992         12,296.40      13,148.19     12,734.13         10,409.53
06/30/1992         12,047.11      12,955.42     12,636.11         10,439.31
07/31/1992         12,413.56      13,501.59     13,007.59         10,469.10
08/31/1992         12,428.83      13,210.95     12,886.58         10,491.44
09/30/1992         12,742.25      13,364.93     13,034.77         10,513.78
10/30/1992         12,726.87      13,438.60     13,036.11         10,558.45
11/30/1992         12,880.76      13,876.58     13,333.31         10,588.24
12/31/1992         13,026.29      14,038.74     13,523.98         10,603.13
01/29/1993         13,324.48      14,168.29     13,705.24         10,632.91
02/26/1993         13,528.50      14,346.00     13,873.80         10,662.70
03/31/1993         13,772.41      14,649.57     14,159.58         10,677.59
04/30/1993         13,646.05      14,309.10     14,052.00         10,714.82
05/28/1993         14,040.91      14,665.23     14,297.91         10,744.60
06/30/1993         14,302.82      14,710.31     14,449.46         10,752.05
07/31/1993         14,382.36      14,676.73     14,507.25         10,766.94
08/31/1993         14,875.57      15,220.18     14,945.39         10,789.28
09/30/1993         15,360.83      15,100.95     14,976.75         10,804.17
10/31/1993         15,792.40      15,427.66     15,130.98         10,848.85
11/30/1993         15,552.64      15,262.17     14,888.88         10,871.18
12/31/1993         15,872.52      15,451.62     15,139.04         10,900.97
01/31/1994         16,192.46      15,988.90     15,535.68         10,900.97
02/28/1994         16,263.55      15,539.41     15,231.17         10,930.75
03/31/1994         15,711.21      14,864.88     14,678.28         10,960.54
04/30/1994         15,907.37      15,070.58     14,710.60         10,967.98
05/31/1994         15,889.54      15,295.51     14,823.85         10,990.32
06/30/1994         15,640.00      14,924.31     14,565.92         11,020.10
07/29/1994         15,801.24      15,429.68     14,895.15         11,057.33
08/31/1994         16,338.69      16,050.94     15,267.52         11,102.01
09/30/1994         15,873.56      15,655.31     14,992.65         11,124.35
10/31/1994         15,873.56      16,020.21     15,039.16         11,131.79
11/30/1994         15,477.62      15,424.22     14,688.73         11,161.58
12/31/1994         15,565.33      15,651.87     14,829.75         11,191.36
01/31/1995         15,801.72      16,067.67     15,013.62         11,213.70
02/28/1995         16,110.84      16,679.68     15,450.58         11,243.48
03/31/1995         16,438.13      17,175.07     15,724.03         11,265.82
04/28/1995         16,529.55      17,692.77     16,019.66         11,303.05
05/31/1995         17,096.38      18,378.93     16,532.24         11,332.84
06/30/1995         17,608.89      18,813.47     16,824.88         11,355.17
07/31/1995         18,325.74      19,449.56     17,179.86         11,370.07
08/31/1995         18,380.89      19,487.40     17,313.87         11,392.41
09/29/1995         19,024.83      20,307.25     17,727.68         11,407.30
10/31/1995         18,932.30      20,248.17     17,683.33         11,444.53
11/30/1995         19,617.05      21,120.46     18,233.31         11,451.97
12/31/1995         20,142.81      21,527.24     18,519.61         11,474.31
01/31/1996         20,605.38      22,274.13     18,854.81         11,518.99
02/29/1996         21,025.90      22,465.95     18,864.21         11,548.77
03/29/1996         21,257.39      22,683.76     18,935.88         11,586.00
04/30/1996         21,532.09      23,032.65     19,060.85         11,630.68
05/31/1996         21,975.83      23,605.63     19,255.32         11,660.46
06/28/1996         22,325.30      23,701.01     19,318.86         11,667.91
07/31/1996         21,666.17      22,663.95     18,822.33         11,705.14
08/30/1996         22,261.51      23,137.28     19,119.75         11,720.03
09/30/1996         22,899.78      24,434.85     19,827.18         11,824.27
10/31/1996         23,456.22      25,123.49     20,247.48         11,787.04
11/29/1996         24,312.29      27,011.72     21,191.03         11,824.27
12/31/1996         23,920.70      26,476.58     20,930.41         11,846.61
01/31/1997         24,619.61      28,142.14     21,570.87         11,868.95
02/28/1997         24,529.43      28,347.13     21,650.68         11,898.73
03/31/1997         24,099.16      27,177.92     21,020.67         11,906.18
04/30/1997         24,846.59      28,812.16     21,653.37         11,921.07
05/30/1997         25,797.88      30,543.44     22,538.99         11,921.07
06/30/1997         26,522.59      31,913.85     23,271.49         11,935.96
07/31/1997         27,274.52      34,470.44     24,595.64         11,958.30
08/29/1997         26,454.24      32,537.13     23,815.95         11,980.64
09/30/1997         27,527.18      34,315.51     24,766.22         12,010.42
10/31/1997         27,366.47      33,183.43     24,315.46         12,025.32
11/28/1997         27,596.06      34,707.70     24,760.47         12,047.65
12/31/1997         27,968.63      35,305.12     25,126.87         12,047.65
01/30/1998         28,732.53      35,710.47     25,302.76         12,055.10
02/27/1998         29,545.72      38,264.80     26,307.31         12,069.99
03/31/1998         30,088.95      40,226.70     27,112.30         12,069.99
04/30/1998         30,337.01      40,629.33     27,302.07         12,099.78
05/29/1998         30,163.37      39,906.88     27,026.38         12,129.56
06/30/1998         30,584.79      41,531.03     27,515.51         12,137.01
07/31/1998         29,911.23      41,114.05     27,193.60         12,159.34
08/31/1998         28,189.90      35,164.78     24,849.53         12,174.24
09/30/1998         29,660.18      37,409.13     25,922.99         12,181.68
10/30/1998         30,663.91      40,474.04     26,892.52         12,204.02
11/30/1998         31,416.70      42,917.10     27,876.76         12,226.36
12/31/1998         31,873.81      45,392.43     28,905.42         12,241.25
01/29/1999         31,507.75      47,301.65     29,367.90         12,256.14
02/26/1999         30,801.76      45,806.09     28,663.09         12,263.59
03/31/1999         31,219.58      47,636.78     29,371.11         12,285.93
04/30/1999         31,877.11      49,492.87     30,334.49         12,375.28
05/28/1999         31,745.60      48,302.17     29,867.33         12,375.28
06/30/1999         32,194.54      50,991.27     30,691.67         12,375.28
07/30/1999         31,506.73      49,406.02     30,117.74         12,412.51
08/31/1999         31,586.10      49,156.78     29,801.50         12,442.29
09/30/1999         30,874.43      47,806.18     29,420.04         12,501.86
10/29/1999         31,408.13      50,853.42     30,273.22         12,524.20
11/30/1999         31,034.54      51,866.52     30,600.17         12,539.09
12/31/1999         31,165.51      54,920.04     31,505.94         12,568.88
01/31/2000         30,153.45      52,170.33     30,715.14         12,568.88
02/29/2000         31,463.17      51,167.77     30,641.42         12,643.34
03/31/2000         33,056.98      56,173.13     32,446.20         12,747.58
04/28/2000         30,877.07      54,487.86     31,852.44         12,755.03
05/31/2000         29,831.91      53,349.03     31,553.02         12,769.92
06/30/2000         31,352.91      54,678.51     32,057.87         12,836.93
07/31/2000         31,083.14      53,831.62     31,971.32         12,866.72
08/31/2000         33,391.15      57,155.37      33397.23         12,859.27
09/29/2000         31,737.09      54,145.75     32,695.90         12,926.28
10/31/2000         30,714.28      53,932.33     32,666.47         12,948.62
11/30/2000         27,736.11      49,661.43     31,480.68         12,970.96
12/29/2000         27,911.32      49,910.20     32,264.54         12,993.30


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Balanced Fund on 12/31/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

emphasize stocks overlooked by the market with "bargain" prices). In 2000, value funds outperformed growth funds. Investors tended to seek stocks in areas such as utilities, financials, and energy--which are generally labeled "value" stocks--while overlooking the more growth-oriented securities in technology that Balanced Fund pursued.

      Value stocks weren't the only standouts in 2000; bonds also posted strong returns. In fact, bonds had their best year since 1995. Yet the Fund was not as heavily invested in bonds as some of its peers--the result of our belief that the best long-term opportunities could be found in growth stocks. We maintained an equity weighting between 60-70% throughout 2000 (as of December 31, 2000, the equity allocation was 65.92% of total assets) rather than shifting more assets to the fixed-income side of the portfolio.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                              INCEPTION          1           5       10        SINCE
                                 DATE           YEAR       YEARS   YEARS     INCEPTION
CLASS A SHARES
  With sales charge (5.75%)   12/31/99        (15.38%)       --      --       (15.38%)
  Without sales charge        12/31/99        (10.21%)       --      --       (10.21%)
CLASS B SHARES
  With redemption*            12/31/99        (14.62%)       --      --       (14.62%)
  Without redemption          12/31/99        (11.06%)       --      --       (11.06%)
CLASS C SHARES
  With redemption**           12/31/99        (11.36%)       --      --       (11.36%)
  Without redemption          12/31/99        (11.36%)       --      --       (11.36%)
CLASS F SHARES                 2/19/63        (10.44%)      6.74%  10.81%       N/A
CLASS R SHARES                12/31/99        (10.18%)       --      --       (10.18%)
CLASS T SHARES
  With sales charge (4.50%)   12/31/99        (14.68%)       --      --       (14.68%)
  Without sales charge        12/31/99        (10.67%)       --      --       (10.67%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

      Unfortunately, this decision--as well as the decision to maintain our growth emphasis--hurt the Fund's performance in 2000. Quite simply, we strove to maintain our investment discipline, selecting stocks and allocating assets in 2000 based upon the earnings growth potential we saw in the market. While this potential was not realized during the past year, we believe that patience can go a long way when it comes to investing.

WHICH INVESTMENT STRATEGIES PROVED EFFECTIVE IN 2000?

For a committed growth fund like Balanced, there was little to get excited about in 2000, since it was such a rough year for growth-stock investors. There were, however, some bright spots, holdings that persevered through a punishing market and contributed to performance in a down year.

      These tended to be top-tier companies in traditional, "Old Economy" areas, such as AMERICAN INTERNATIONAL GROUP, the largest, and, in our opinion, one of the best-managed U.S.-based international insurance underwriters in the world, and PFIZER, a manufacturer and marketer of pharmaceuticals. The merger of Pfizer and Warner-Lambert early in 2000 helped fuel one of the highest growth rates in the pharmaceutical industry.



LARGEST EQUITY HOLDINGS

  1.  General Electric Company                          5.48%
  2.  Tyco International Limited                        4.33%
  3.  Cisco Systems, Inc.                               3.04%
  4.  Exxon Mobil Corporation                           2.76%
  5.  Pfizer, Inc.                                      2.61%
  6.  Merck & Company, Inc.                             2.08%
  7.  EMC Corporation                                   2.04%
  8.  Citigroup, Inc.                                   2.03%
  9.  Corning, Inc.                                     2.00%
  10. Wal-Mart Stores, Inc.                             1.94%

Holdings listed are a percentage of equity assets.
Portfolio holdings are subject to change.

      GENERAL ELECTRIC, the Fund's largest holding as of December 31, 2000, was another strong performer. GE's mix of business includes GE Capital, aerospace, industrial systems, power systems, plastics, technical products, and broadcasting. CEO Jack Welch is expected to stay in the top spot until the end of 2001 while GE integrates the Honeywell acquisition, which was announced in the fourth quarter of 2000. Although the company is not recession-resistant, its long-cycle business and the service component of its revenue growth profile protected its earnings growth through the rigors of 2000.

WHAT DO YOU EXPECT TO SEE IN 2001?

      We're encouraged by signs that the Federal Reserve's policies may ease in 2001, which could lead to a more favorable environment for growth stocks. Therefore, we plan to maintain a relatively high weighting in equities, seeking high-quality companies with strong business models, top market positions, and visionary leaders, while monitoring the performance of the Fund's current holdings.

      In the meantime, we currently expect to concentrate the Fund's bond allocation in the intermediate (3-6 years) range of the yield curve. While longer-term bonds performed well in 2000, we believe the Fed's more accommodative stance is likely to create a steeper yield curve going forward. This, in our opinion, could position intermediate-term bonds nicely, as they may provide adequate income as well as protection against the capital losses that could arise from a steeper yield curve.


/s/ CURTIS ANDERSON
    Curtis Anderson, CFA
    Portfolio Manager

FOR MORE INFORMATION

DREYFUS FOUNDERS BALANCED FUND                  DISTRIBUTOR
2930 East Third Avenue                          Dreyfus Service Corporation
Denver, CO  80206                               200 Park Avenue
                                                New York, NY  10166

INVESTMENT MANAGER                              FUND DIRECTORS
Founders Asset Management LLC                   Eugene H. Vaughan, Jr., Chairman
2930 East Third Avenue                          Alan S. Danson
Denver, CO  80206                               Joan D. Manley
                                                Robert P. Mastrovita
TRANSFER AGENT AND                              Trygve E. Myhren
DIVIDEND DISBURSING AGENT                       George W. Phillips
Investors Trust Company                         Jay A. Precourt
801 Pennsylvania
Kansas City, MO 64105

HOW TO CONTACT US

Call 1-800-525-2440

OR CONTACT US AT

Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655

OR

www.founders.com.



This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2001

(C)2001, Founders Asset Management, LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-646-BAL

            STATEMENT OF INVESTMENTS
            December 31, 2000

SHARES                                             MARKET VALUE
---------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-64.8%
AIRLINES-0.5%
      59,400  Delta Air Lines, Inc.                 $ 2,981,138
                                                    -----------
BANKS (MAJOR REGIONAL)-3.1%
      97,350  Fifth Third Bancorp                     5,816,663
      99,400  FleetBoston Financial Corporation       3,733,713
      61,100  The Bank of New York Company, Inc.      3,371,956
      79,100  Wells Fargo & Company                   4,404,881
                                                    -----------
                                                     17,327,213
                                                    -----------
BIOTECHNOLOGY-2.0%
      72,700  Amgen, Inc.*                            4,648,256
      18,900  Gilead Sciences, Inc.*                  1,567,519
      24,100  Human Genome Sciences, Inc.*            1,670,431
      32,100  Millennium Pharmaceuticals, Inc.*       1,984,181
      20,300  Vertex Pharmaceuticals, Inc.*           1,451,450
                                                    -----------
                                                     11,321,837
                                                    -----------
BROADCASTING (TV, RADIO & CABLE)-1.0%
     218,800  AT&T Corporation-
              Liberty Media Corporation*              2,967,475
      94,700  General Motors Corporation Class H*     2,178,100
                                                    -----------
                                                      5,145,575
                                                    -----------
COMMUNICATION EQUIPMENT-5.8%
     115,700  ADC Telecommunications, Inc.*           2,097,063
      55,000  CIENA Corporation*                      4,482,500
      35,700  Comverse Technology, Inc.*              3,877,913
     141,100  Corning, Inc.                           7,451,844
     151,140  JDS Uniphase Corporation*               6,310,095
     199,200  Motorola, Inc.                          4,033,800
     181,100  TyCom Limited*                          4,052,113
                                                    -----------
                                                     32,305,328
                                                    -----------
COMPUTERS (HARDWARE)-3.5%
      57,300  Apple Computer, Inc.*                 $   848,756
      22,000 Brocade Communications Systems, Inc.* 2,018,500 30,900 International Business Machines
              Corporation                             2,626,500
      38,900  Juniper Networks, Inc.*                 4,908,694
      88,800  Palm, Inc.*                             2,508,600
     208,500  Sun Microsystems, Inc.*                 5,798,906
                                                    -----------
                                                     18,709,956
                                                    -----------
COMPUTERS (NETWORKING)-2.6%
     295,900  Cisco Systems, Inc.*                   11,318,175
      50,400  Network Appliance, Inc.*                3,235,050
                                                    -----------
                                                     14,553,225
                                                    -----------
COMPUTERS (PERIPHERALS)-1.4%
     114,000  EMC Corporation*                        7,581,000
                                                    -----------
COMPUTERS (SOFTWARE & SERVICES)-4.5%
      80,100  Foundry Networks, Inc.*                 1,201,500
      33,000  Mercury Interactive Corporation*        2,976,188
     151,800  Microsoft Corporation*                  6,593,813
     215,400  Oracle Corporation*                     6,273,991
      35,000  Redback Networks, Inc.*                 1,432,813
      46,200  Seibel Systems, Inc.*                   3,121,388
      36,000  VERITAS Software Corporation*           3,150,000
                                                    -----------
                                                     24,749,683
                                                    -----------
CONSUMER FINANCE-1.1%
      90,100  Capital One Financial Corporation       5,929,706
                                                    -----------
ELECTRICAL EQUIPMENT-4.3%
     425,700  General Electric Company               20,406,994
     107,700  Solectron Corporation*                  3,651,030
                                                    -----------
                                                     24,058,024
                                                    -----------

SHARES                                             MARKET VALUE
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-4.2%
     119,600  Analog Devices, Inc.*                 $ 6,122,025
      61,000  Applied Micro Circuits Corporation*     4,590,250
     221,100  Intel Corporation                       6,646,819
      17,200  SDL, Inc.*                              2,548,825
      60,200  Vitesse Semiconductor Corporation*      3,329,813
                                                    -----------
                                                     23,237,732
                                                    -----------
ENTERTAINMENT-1.8%
     128,800  Time Warner, Inc.                       6,728,512
      73,200  Viacom, Inc. Class B*                   3,422,100
                                                    -----------
                                                     10,150,612
                                                    -----------
FINANCIAL (DIVERSIFIED)-3.4%
     147,866  Citigroup, Inc.                         7,550,408
      55,100  Freddie Mac                             3,795,013
      59,300  Morgan Stanley Dean Witter & Company    4,699,525
      44,700  USA Education, Inc.                     3,039,600
                                                    -----------
                                                     19,084,546
                                                    -----------
HEALTHCARE (DIVERSIFIED)-2.3%
      60,600  Abbott Laboratories                     2,935,313
      77,200  American Home Products Corporation      4,906,060
      63,400  Bristol-Myers Squibb Company            4,687,638
                                                    -----------
                                                     12,529,011
                                                    -----------
HEALTHCARE (DRUGS-GENERIC & OTHER)-4.9%
      30,600  Genentech, Inc.*                        2,493,900
      82,900  Merck & Company, Inc.                   7,761,513
     211,350  Pfizer, Inc.                            9,722,100
     116,700  Pharmacia Corporation                   7,118,700
                                                    -----------
                                                     27,096,213
                                                    -----------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-0.5%
      50,600  Schering-Plough Corporation             2,871,550
                                                    -----------

HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-0.8%
      50,800  Baxter
              International, Inc.                   $ 4,486,275
                                                    -----------
HOUSEHOLD PRODUCTS
(NON-DURABLES)-0.3%
      26,300  Colgate-Palmolive Company               1,697,665
                                                    -----------
INSURANCE (MULTI-LINE)-1.0%
      59,350  American International Group, Inc.      5,849,684
                                                    -----------
INVESTMENT BANKING & BROKERAGE-0.5%
      44,100  Lehman Brothers Holdings, Inc.          2,982,263
                                                    -----------
MANUFACTURING (DIVERSIFIED)-2.9%
     290,300  Tyco International Limited             16,111,650
                                                    -----------
NATURAL GAS-0.9%
     125,900  The Williams Companies, Inc.            5,028,131
                                                    -----------
OIL & GAS (DRILLING & EQUIPMENT)-1.6%
      70,100  Baker Hughes, Inc.                      2,913,531
      50,100  Nabors Industries, Inc.*                2,963,415
      63,500  Weatherford International, Inc.*        3,000,375
                                                    -----------
                                                      8,877,321
                                                    -----------
OIL (INTERNATIONAL INTEGRATED)-1.9%
     118,400  Exxon Mobil Corporation                10,293,400
                                                    -----------
PUBLISHING-0.4%
      35,300  The McGraw-Hill Companies, Inc.         2,069,463
                                                    -----------
RAILROADS-0.6%
      60,400  Union Pacific Corporation               3,065,300
                                                    -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2000 (CONTINUED)

SHARES                                             MARKET VALUE
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.3%
      72,800  Lowe's Companies, Inc.                $ 3,239,600
      85,400  The Home Depot, Inc.                    3,901,713
                                                    -----------
                                                      7,141,313
                                                    -----------
RETAIL (GENERAL MERCHANDISE)-2.0%
     123,300  Target Corporation                      3,976,425
     136,000  Wal-Mart Stores, Inc.                   7,225,000
                                                    -----------
                                                     11,201,425
                                                    -----------
RETAIL (SPECIALTY-APPAREL)-0.3%
     112,800  Intimate Brands, Inc.                   1,692,000
                                                    -----------
SERVICES (ADVERTISING/MARKETING)-0.9%
      62,400  Omnicom Group, Inc.                     5,171,400
                                                    -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.5%
      72,500  Nextel Communications, Inc.*            1,789,844
      50,900  Nextel Partners, Inc. Class A*            852,575
                                                    -----------
                                                      2,642,419
                                                    -----------
TELECOMMUNICATIONS
(LONG DISTANCE)-0.4%
      76,400  Level 3 Communications, Inc.*           2,506,875
                                                    -----------
TELEPHONE-1.6%
     125,899  Qwest Communications International,
              Inc.*                                   5,161,855
      75,600  SBC Communications, Inc.                3,609,900
                                                    -----------
                                                      8,771,755
                                                    -----------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$370,122,656)                                 359,220,698
                                                    -----------

COMMON STOCKS (FOREIGN)-2.4%
COMMUNICATION EQUIPMENT-2.0%
      85,725  Nokia Oyj Sponsored ADR (FI)          $ 3,729,038
     189,900  Nortel Networks Corporation (CA)        6,088,669
     101,025  Telefonaktiebolaget LM Ericsson AB
              Sponsored ADR (SW)                      1,130,217
                                                    -----------
                                                     10,947,924
                                                    -----------
ELECTRONICS (SEMICONDUCTORS)-0.4%
      29,650  PMC-Sierra, Inc. (CA)*                  2,331,231
                                                    -----------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$17,953,390)                                   13,279,155
                                                    -----------

PRINCIPAL AMOUNT                                   MARKET VALUE
---------------------------------------------------------------

CORPORATE BONDS (DOMESTIC)-7.8%
  $9,000,000  Hertz Corporation 6.50% 05/15/06        8,825,733
   6,845,000  Viacom, Inc.
              7.75% 06/01/05                          7,132,613
  20,000,000  Wal-Mart Stores, Inc. 6.55% 08/10/04   20,443,320
   7,000,000  WorldCom, Inc. 7.75% 04/01/07           7,011,844
                                                    -----------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST-$42,364,057)                                   43,413,510
                                                    -----------

PRINCIPAL AMOUNT                                   MARKET VALUE
---------------------------------------------------------------

GOVERNMENT BONDS (FOREIGN)-1.1%
CAD8,535,000  Province of
              Quebec
              6.50% 12/01/05 (CA)                   $  5,884,149
                                                    ------------

TOTAL GOVERNMENT BONDS (FOREIGN)
(COST-$5,860,521)                                     5,884,149
                                                   ------------
U.S. GOVERNMENT SECURITIES-21.1%
U.S. AGENCIES-11.5%
$19,715,000  Federal Home Loan Bank 6.75% 02/15/02   19,933,679
 19,865,000  Federal Home Loan Bank 7.25% 05/15/02   20,279,781
 16,845,000  Federal Home Loan Mortgage
             Corporation 6.45% 04/29/09
             Callable 04/29/02                       16,566,401
  7,000,000  Federal Home Loan Mortgage
             Corporation 6.645% 03/10/04              7,201,579
                                                   ------------
                                                     63,981,440
                                                   ------------
U.S. TREASURY NOTES-9.6%
 10,925,000  U.S. Treasury Note 5.875% 02/15/04      11,148,602
 13,000,000  U.S. Treasury Note 6.25% 02/15/07       13,737,841
 11,900,000  U.S. Treasury Note 6.50% 05/15/05       12,556,035
  7,150,000  U.S. Treasury Note 6.875% 05/15/06       7,735,964
  7,700,000  U.S. Treasury Note 7.25% 05/15/04        8,195,957
                                                   ------------
                                                     53,374,399
                                                   ------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$113,944,862)                                 117,355,839
                                                   ------------


PRINCIPAL AMOUNT                                 AMORTIZED COST
---------------------------------------------------------------


CORPORATE SHORT-TERM NOTES-7.0%
$29,000,000  American Express Credit Corporation
             6.48% 01/02/01                        $ 28,994,780
  9,800,000  Stanley Works
             6.40% 01/02/01                           9,798,258
                                                   ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$38,793,038)
                                                     38,793,038
                                                   ------------
TOTAL INVESTMENTS-104.2%
(COST-$589,038,524)                                 577,946,389
OTHER ASSETS AND
LIABILITIES-(4.2%)                                  (23,381,296)
                                                   ------------
NET ASSETS-100.0%                                  $554,565,093
                                                   ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000


ASSETS
Investment securities, at cost.......    $589,038,524
                                         ------------
Investment securities, at market.....     577,946,389
Cash.................................       2,963,305
Receivables:
  Capital shares sold................         392,300
  Dividends and interest.............       2,857,902
Other assets.........................          49,127
                                         ------------
    Total Assets.....................     584,209,023
                                         ------------
LIABILITIES
Payables:
  Investment securities purchased....      17,501,746
  Capital shares redeemed............      11,332,094
  Advisory fees......................         300,018
  Shareholder servicing fees.........           9,672
  Accounting fees....................          11,771
  Distribution fees..................         441,224
  Other..............................          40,800
  Dividends..........................           6,605
                                         ------------
    Total Liabilities................      29,643,930
                                         ------------
Net Assets...........................    $554,565,093
                                         ============

Net Assets--Class A..................    $    698,742
Shares Outstanding--Class A..........          75,625
Net Asset Value, Redemption Price Per
  Share..............................    $       9.24
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $       9.80

Net Assets--Class B..................    $  1,007,984
Shares Outstanding--Class B..........         109,851
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $       9.18

Net Assets--Class C..................    $    173,539
Shares Outstanding--Class C..........          18,933
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $       9.17

Net Assets--Class F..................    $552,674,702
Shares Outstanding--Class F..........      59,955,528
Net Asset Value, Offering and
  Redemption Price Per Share.........    $       9.22

Net Assets--Class R..................    $        896
Shares Outstanding--Class R..........              97
Net Asset Value, Offering and
  Redemption Price Per Share.........    $       9.22

Net Assets--Class T..................    $      9,230
Shares Outstanding--Class T..........           1,002
Net Asset Value, Redemption Price Per
  Share..............................    $       9.21
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $       9.64

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended
December 31, 2000


INVESTMENT INCOME:
Income:
  Dividends..........................    $   2,996,684
  Interest...........................       17,756,629
  Foreign taxes withheld.............           (5,718)
                                         -------------
    Total Investment Income..........       20,747,595
                                         -------------
Expenses:
  Advisory fees--Note 2..............        4,924,936
  Shareholder servicing fees--Note 2.          119,800
  Accounting fees--Note 2............          227,880
  Distribution fees--Note 2..........        2,097,476
  Transfer agency fees--Note 2.......        1,195,868
  Registration fees..................           74,823
  Postage and mailing expenses.......           67,494
  Custodian fees and expenses--Note 2           35,709
  Printing expenses..................           96,386
  Legal and audit fees...............           72,835
  Directors' fees and expenses.......           50,737
  Other expenses.....................          114,732
                                         -------------
    Total Expenses...................        9,078,676
    Earnings Credits.................         (128,408)
    Expense Offset to Broker
      Commissions....................           (2,900)
                                         -------------
    Net Expenses.....................        8,947,368
                                         -------------
Net Investment Income................       11,800,227
                                         -------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
Security Transactions:
    Proceeds from long-term
      securities sold................    1,100,864,440
    Proceeds from long-term U.S.
      Government Obligations sold....      350,455,814
    Cost of securities sold..........    1,486,866,260
                                         -------------
Net Realized (Loss) from Security
  Transactions.......................      (35,546,006)
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............                0
Net Change in Unrealized
  Appreciation/Depreciation..........      (40,945,222)
                                         -------------
    Net Realized and Unrealized
      (Loss) on Investments and
      Foreign Currency Transactions..      (76,491,228)
                                         -------------
Net (Decrease) in Net Assets
  Resulting from Operations..........    $ (64,691,001)
                                         =============
Purchases of long-term securities....    $ 918,270,261
                                         =============
Purchases of long-term U.S.
  Government Obligations.............    $ 126,147,459
                                         =============

  SEE NOTES TO FINANCIAL STATEMENTS.

            STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR           YEAR OR PERIOD
                                            ENDED               ENDED
                                           12/31/00           12/31/99*
                                        --------------      --------------
OPERATIONS
Net Investment Income................   $   11,800,227      $   32,920,849
Net Realized Gain (Loss) from
  Security Transactions..............      (35,546,006)         13,974,823
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............                0              (1,863)
Net Change in Unrealized
  Appreciation/Depreciation..........      (40,945,222)        (73,716,183)
                                        --------------      --------------
  Net (Decrease) in Net Assets
    Resulting from Operations........      (64,691,001)        (26,822,374)
                                        --------------      --------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
From Net Investment Income
  Class A............................           (4,609)                  0
  Class B............................           (4,955)                  0
  Class C............................             (788)                  0
  Class F............................      (11,785,181)        (32,920,849)
  Class R............................              (18)                  0
  Class T............................             (138)                  0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A............................                0                   0
  Class B............................                0                   0
  Class C............................                0                   0
  Class F............................                0         (41,778,666)
  Class R............................                0                   0
  Class T............................                0                   0
In Excess of Net Investment Income
  Class A............................              (13)                  0
  Class B............................              (14)                  0
  Class C............................               (2)                  0
  Class F............................          (32,980)           (114,180)
  Class R............................                0                   0
  Class T............................                0                   0
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A............................           (1,229)                  0
  Class B............................           (1,525)                  0
  Class C............................             (275)                  0
  Class F............................       (1,125,792)        (61,157,419)
  Class R............................               (2)                  0
  Class T............................              (19)                  0
                                        --------------      --------------
Net (Decrease) from Dividends and
  Distributions......................   $  (12,957,540)     $ (135,971,114)
                                        --------------      --------------

 * FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                             YEAR           YEAR OR PERIOD
                                            ENDED               ENDED
                                           12/31/00           12/31/99*
                                        --------------      --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A............................   $      833,829      $        1,000
  Class B............................        1,153,484               1,000
  Class C............................          468,584               1,000
  Class F............................      268,435,645         518,570,342
  Class R............................                0               1,000
  Class T............................            9,602               1,000
Reinvested dividends and
  distributions
  Class A............................            4,272                   0
  Class B............................            4,233                   0
  Class C............................              686                   0
  Class F............................       12,769,079         136,654,564
  Class R............................                2                   0
  Class T............................               12                   0
                                        --------------      --------------
                                           283,679,428         655,229,906
Cost of shares redeemed
  Class A............................          (56,344)                  0
  Class B............................          (46,678)                  0
  Class C............................         (265,369)                  0
  Class F............................     (706,927,235)       (680,827,728)
  Class R............................                0                   0
  Class T............................                0                   0
                                        --------------      --------------
                                          (707,295,626)       (680,827,728)
                                        --------------      --------------
Net (Decrease) from Capital Share
  Transactions.......................     (423,616,198)        (25,597,822)
                                        --------------      --------------
Net (Decrease) in Net Assets.........     (501,264,739)       (188,391,310)

                                             YEAR           YEAR OR PERIOD
                                            ENDED               ENDED
                                           12/31/00           12/31/99*
                                        --------------      --------------
NET ASSETS
  Beginning of year..................   $1,055,829,832      $1,244,221,142
                                        --------------      --------------
  End of year........................   $  554,565,093      $1,055,829,832
                                        ==============      ==============
Net Assets consist of:
  Capital (par value and paid-in
  surplus).............................   $  663,543,502      $1,087,164,093
Accumulated undistributed
  (distribution in excess of)
  net investment income..............          (30,605)             (4,538)
Accumulated undistributed net
  realized (loss) from security
  transactions.........      (97,851,490)        (61,178,631)
Unrealized appreciation(depreciation)
  on investments and foreign currency
  transactions.......................      (11,096,314)         29,848,908
                                        --------------      --------------
Total................................   $  554,565,093      $1,055,829,832
                                        ==============      ==============


 * FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS A SHARES
Net Asset Value, beginning of
period...............................         $10.47
Income from investment operations:
    Net investment income............           0.13
    Net (losses) on securities (both
      realized and unrealized).......          (1.18)
                                              ------
         Total from investment
           operations................          (1.05)
Less distributions:
    From net investment income+......          (0.16)
    In excess of net realized
      gains..........................          (0.02)
                                              ------
         Total distributions.........          (0.18)
Net Asset Value, end of period.......         $ 9.24
                                              ======
Total Return/Ratios
    Total return.....................         (10.21%)*
    Net assets, end of period
      (000s).........................         $  699
    Net expenses to average net
      assets#........................           1.20%
    Gross expenses to average net
      assets#........................           1.23%
    Net investment income to average
      net assets.....................           1.48%
    Portfolio turnover rate@.........            126%

+ Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.

*     Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................         $10.47
Income from investment operations:
    Net investment income............           0.10
    Net (losses) on securities (both
      realized and unrealized).......          (1.24)
                                              ------
         Total from investment
           operations................          (1.14)
Less distributions:
    From net investment income+......          (0.13)
    In excess of net realized
      gains..........................          (0.02)
                                              ------
         Total distributions.........          (0.15)
Net Asset Value, end of period.......         $ 9.18
                                              ======
Total Return/Ratios
    Total return.....................         (11.06%)*
    Net assets, end of period
      (000s).........................         $1,008
    Net expenses to average net
      assets#........................           1.93%
    Gross expenses to average net
      assets#........................           1.96%
    Net investment income to average
      net assets.....................           0.71%
    Portfolio turnover rate@.........            126%


+ Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.

*     Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................         $10.47
Income from investment operations:
    Net investment income............           0.10
    Net (losses) on securities (both
      realized and unrealized).......          (1.28)
                                              ------
         Total from investment
           operations................          (1.18)
Less distributions:
    From net investment income+......          (0.10)
    In excess of net realized
      gains..........................          (0.02)
                                              ------
         Total distributions.........          (0.12)
Net Asset Value, end of period.......         $ 9.17
                                              ======
Total Return/Ratios
    Total return.....................         (11.36%)*
    Net assets, end of period
      (000s).........................         $  174
    Net expenses to average net
      assets#........................           1.86%
    Gross expenses to average net
      assets#........................           1.88%
    Net investment income to average
      net assets.....................           0.76%
    Portfolio turnover rate@.........            126%



+ Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.

*     Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                       YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------------
                                         2000        1999         1998        1997       1996
                                       --------   ----------   ----------   --------   --------
CLASS F SHARES
Net Asset Value, beginning of
  period.............................  $  10.47   $    12.19   $    11.35   $  10.61   $   9.58
Income from investment operations:
    Net investment income............      0.15         0.32         0.30       0.29       0.28
    Net gains (losses) on securities
      (both realized and unrealized).     (1.23)       (0.61)        1.27       1.48       1.50
                                       --------   ----------   ----------   --------   --------
        Total from investment
          operations.................     (1.08)       (0.29)        1.57       1.77       1.78
Less distributions:
    From net investment income+......     (0.15)       (0.32)       (0.30)     (0.30)     (0.27)
    From net realized gains..........     (0.00)       (0.45)       (0.43)     (0.73)     (0.48)
    In excess of net realized
      gains..........................     (0.02)       (0.66)        0.00       0.00       0.00
                                       --------   ----------   ----------   --------   --------
        Total distributions..........     (0.17)       (1.43)       (0.73)     (1.03)     (0.75)
    Net Asset Value, end of period...  $   9.22   $    10.47   $    12.19   $  11.35   $  10.61
                                       ========   ==========   ==========   ========   ========
Total Return/Ratios
    Total return.....................    (10.44%)      (2.22%)      13.96%     16.90%     18.76%
    Net assets, end of period
      (000s).........................  $552,675   $1,055,825   $1,244,221   $942,690   $394,896
    Net expenses to average net
      assets#........................      1.07%        0.97%        0.99%      0.99%      1.10%
    Gross expenses to average net
      assets#........................      1.08%        0.98%        1.00%      1.01%      1.12%
    Net investment income to
      average net assets.............      1.41%        2.64%        2.51%      2.77%      3.09%
    Portfolio turnover rate@.........       126%         218%         211%       203%       146%

+ Distributions in excess of net investment income for the years ended December 31, 2000, 1999 and 1998 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


YEAR  ENDED DECEMBER 31, 2000 ----------------- CLASS R SHARES Net Asset Value,
      beginning of period............................. $10.47 Income from investment operations: Net investment income............ 0.18 Net (losses)
      on securities (both realized and unrealized)....... (1.23) ------ Total from investment operations................ (1.05) Less distributions: From net investment income+...... (0.18) In excess of net realized gains.......................... (0.02) ------ Total distributions.........
      (0.20) Net Asset Value, end of period....... $ 9.22 ====== Total
      Return/Ratios Total return..................... (10.18%) Net assets, end of period (000s)......................... $ 1 Net expenses to average net assets#........................ 0.80% Gross expenses to average net assets#........................ 0.81% Net investment income to average net assets..................... 1.71% Portfolio turnover rate@......... 126%


+ Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................         $10.47
Income from investment operations:
    Net investment income............           0.12
    Net (losses) on securities (both
      realized and unrealized).......          (1.22)
                                              ------
         Total from investment
           operations................          (1.10)
Less distributions:
    From net investment income+......          (0.14)
    In excess of net realized
      gains..........................          (0.02)
                                              ------
         Total distributions.........          (0.16)
Net Asset Value, end of period.......         $ 9.21
                                              ======
Total Return/Ratios
    Total return.....................         (10.67%)*
    Net assets, end of period
      (000s).........................         $    9
    Net expenses to average net
      assets#........................           1.30%
    Gross expenses to average net
      assets#........................           1.32%
    Net investment income to average
      net assets.....................           1.22%
    Portfolio turnover rate@.........            126%


+ Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.001 on a per share basis.

*     Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Balanced Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market.

  The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.

  DISTRIBUTIONS TO SHAREHOLDERS--Distributions from income are declared and distributed quarterly and capital gains (if any) are distributed annually. All dividends and distributions are recorded on the ex-dividend date.

  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.

  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

  In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements, as the Fund has already adopted amortization of premiums and discounts on all fixed-income securities.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next
$250 million of net assets and 0.50% of net assets in excess of $750 million.

  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares.

  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $699 pursuant to this transfer agency agreement. State Street Bank and Trust

Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.

  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $446, $704, $233, and $23, respectively, for shareholder servicing fees under the plan.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Class T shares were charged $2,112, $698, $2,094,643, and $23, respectively, pursuant to the Distribution Plans.

  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

  The officers of the Company are also officers and/or directors of Founders.

  Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:


UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
     $2,404                         $1,989                       $(4,393)

Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:


Net Capital Loss Carryovers.              $ 80,110,281
Post-October Capital Loss Deferral...     $  6,045,464
Post-October Currency Loss Deferral..     $          0
Federal Tax Cost.....................     $600,734,269
Unrealized Appreciation..............     $ 30,022,692
Unrealized (Depreciation)............     $(52,810,572)
Net Appreciation/(Depreciation)......     $(22,787,880)

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4. FUND SHARE TRANSACTIONS

The Fund is authorized to issue 850 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:


                                            YEAR       YEAR OR PERIOD
                                            ENDED          ENDED
                                          12/31/00       12/31/99*
                                         -----------   --------------
CLASS A
      Shares sold....................         80,664             96
      Shares issued for dividends
        reinvested...................            457              0
      Shares redeemed................         (5,592)             0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........         75,529             96
CLASS B
      Shares sold....................        113,881             96
      Shares issued for dividends
        reinvested...................            453              0
      Shares redeemed................         (4,579)             0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........        109,755             96
CLASS C
      Shares sold....................         45,321             96
      Shares issued for dividends
        reinvested...................             70              0
      Shares redeemed................        (26,554)             0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........         18,837             96
CLASS F
      Shares sold....................     25,809,428     43,238,372
      Shares issued for dividends
        reinvested...................      1,245,878     12,956,554
      Shares redeemed................    (67,984,700)   (57,397,322)
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........    (40,929,394)    (1,202,396)
CLASS R
      Shares sold....................              0             96
      Shares issued for dividends
        reinvested...................              1              0
      Shares redeemed................              0              0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........              1             96
CLASS T
      Shares sold....................            905             96
      Shares issued for dividends
        reinvested...................              1              0
      Shares redeemed................              0              0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........            906             96


 * FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Balanced Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP
    PricewaterhouseCoopers LLP

Denver, Colorado
February 6, 2001

OTHER INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 22.37% qualified for the dividends received deduction available to the Fund's corporate shareholders.

                              FOR MORE INFORMATION

                                        DREYFUS FOUNDERS
                                        BALANCED FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        TRANSFER AGENT &
To obtain information:                  DIVIDEND DISBURSING AGENT

By telephone                            Dreyfus Transfer, Inc.
Call your financial                     P.O. Box 9671
representative or                       Providence, RI  02940
1-800-554-4611
                                        DISTRIBUTOR
By mail  Write to:
Dreyfus Founders Funds                  Dreyfus Service Corporation
144 Glenn Curtiss Boulevard             200 Park Avenue
Uniondale, NY  11556-0144               New York, NY  10166




Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation                                086AR0012

DREYFUS FOUNDERS
DISCOVERY FUND





ANNUAL REPORT
DECEMBER 31, 2000







DISCOVERY FUND IS CLOSED TO NEW INVESTORS.
PLEASE SEE THE PROSPECTUS FOR ADDITIONAL INFORMATION.



                          [DREYFUS FOUNDERS FUNDS LOGO]

TABLE OF CONTENTS

About this Report ........................................................    3
A Message from Founders ..................................................    4
Management Overview ......................................................    6
Statement of Investments .................................................   12
Statement of Assets and Liabilities ......................................   16
Statement of Operations ..................................................   18
Statements of Changes in Net Assets ......................................   19
Financial Highlights .....................................................   22
Notes to Financial Statements ............................................   28
Report of Independent Accountants ........................................   36
Other Information ........................................................   37


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS


The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU   Australia              GR   Greece                   NW   Norway
AT   Austria                HK   Hong Kong                PA   Panama
BR   Brazil                 HU   Hungary                  PL   Poland
CA   Canada                 IE   Ireland                  SA   South Africa
CN   China                  IS   Israel                   SG   Singapore
CR   Croatia                IT   Italy                    SP   Spain
DE   Denmark                JA   Japan                    SW   Sweden
FI   Finland                KR   South Korea              SZ   Switzerland
FR   France                 LU   Luxembourg               TW   Taiwan
GE   Germany                MX   Mexico                   UK   United Kingdom
                            NE   Netherlands


The views expressed herein are current to the date of tis report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
o NOT FDIC-INSURED            o NOT BANK-GUARANTEED             o MAY LOSE VALUE
--------------------------------------------------------------------------------

ABOUT THIS REPORT


HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

COMPARATIVE INDEXES
The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

   Beginning with this Annual Report, the Discovery Fund's performance will be compared to the Russell 2000 Growth Index in addition to the Russell 2000 Index. We believe this additional index provides a reasonable comparison for the Fund's investment performance because it tracks companies that are more similar to those in which the Fund invests. o The Russell 2000 Index is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

o The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

o The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book and lower forecasted growth values.

o The Lipper Small-Cap Growth Fund Index is an average of the performance of the 30 largest small-cap growth funds tracked by Lipper Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS


[                  ]     Dear Fellow Shareholder:
[   PICTURE OF     ]
[  RICHARD W. SABO ]     With all of the anticipation surrounding the dawn of a
[                  ]     new millennium and the confidence stemming from 1999's
                         historic returns, we the year 2000 with high
expectations. The NASDAQ seemed unstoppable, the "New Economy" continued to rewrite economic rules of yesterday, and the soaring tech sector retained its dominant position during the first few months of the year.

   Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000

Interest rate hikes and investors' questions about high stock valuations were the first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

   In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS

There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A Company Credo. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o The Importance of Discipline. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o Ready for Future Opportunities. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.

Respectfully,

/s/ RICHARD W. SABO
    Richard W. Sabo
    President and Chief Executive Officer
    Founders Asset Management LLC


The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends or coupon payments.

MANAGEMENT OVERVIEW

[                    ]    A DISCUSSION WITH PORTFOLIO MANAGER ROBERT AMMANN, CFA
[    PICTURE OF      ]
[ ROBERT AMMANN, CFA ]    HOW DID DISCOVERY FUND PERFORM IN 2000?
[                    ]
                          The Dreyfus Founders Discovery Fund, after posting
impressive returns and outperforming the majority of its peers in the first half of 2000, finished the year in the negative territory, slightly behind the Lipper Small-Cap Growth Fund Index. In the third and fourth quarters of the year, the particularly harsh conditions for small-cap growth companies caught up with the Fund, as investors continued to move toward value stocks in response to the volatile market. In fact, in 2000 we saw the widest discrepancy ever between the performance of the Russell 2000 Growth and Value Indexes, with the Growth Index dropping -22.43% and the ValueIndex gaining 22.83% for the year. As a growth-oriented fund, Discovery was held back by this trend. (See page 9 for the Fund's total returns.)

WHAT STRATEGIES - BOTH SUCCESSFUL AND UNSUCCESSFUL - DID YOU EMPLOY IN NAVIGATING 2000'S CHALLENGING MARKET CONDITIONS?

Our hands-on management style and dedication to bottom-up research, always valuable when exploring the small-cap market, were vital tools during the extreme twists and turns small cap experienced in 2000. Digging deep

--------------------------------------------------------------------------------
 FUND AT A GLANCE

 This fund invests primarily in common stocks of small-cap, rapidly growing
 U.S. companies with market capitalizations of less than $2.2 billion.
--------------------------------------------------------------------------------
on a company-by-company basis, we sought small firms capable of riding through the market's downward spiral. Specifically, we uncovered promising companies in the energy and healthcare sectors. We were pleased with the annual performances turned in by oil service stocks like NATIONAL OILWELL and VERITAS DCG. Meanwhile, PATTERSON DENTAL, a healthcare distributor, PROFESSIONAL DETAILING a contract sales organization for healthcare companies, and ALBANY MOLECULAR RESEARCH, a contract chemistry company, all made gains in spite of the market's woes.

Despite theses successes, we were displeased with the Fund's overall performance in 2000, and attribute the disappointing return not only to the obstacles presented by the market, but also to a few missteps along the way. Some investments simply failed to live up to our expectations. For example, we saw a number of holdings in the consumer cyclicals sector post significant losses. PC direct marketing companies INSIGHT ENTERPRISES and CDW COMPUTERS both experience a free-fall in the fourth quarter due to concerns over their earnings, and consumer electronics retailers ULTIMATE ELECTRONICS and TWEETER HOME ENTERTAINMENT struggled as well.

PORTFOLIO COMPOSITION

27.87%   Technology
17.81%   Healthcare
14.29%   Consumer Cyclicals
13.67%   Capital Goods
 8.49%   Energy
 5.38%   Consumer Staples
 1.15%   Transportation
 0.76%   Basic Materials
 0.71%   Communication Services
 9.87%   Cash & Equivalents

Portfolio composition is subject to change.

The Fund's small position in financials was another factor. This area did very well in 2000, and Discovery Fund did not fully take advantage of opportunities there.

WHY DID TECHNOLOGY COMPANIES LOSE SO MUCH GROUND IN 2000, AND HOW DID THIS AFFECT THE FUND?

In discussing technology's lows in 2000, we first must address the sector's highs in 1999. In our opinion, the biggest factor behind 1999's extreme highs was a lack of recognition on the part of many investors that valuation always mattes. Some stocks in 1999 and early 2000 were trading solely based on psychology - on investors' attraction to stocks that had appeal simply because of the concepts or stories behind them. We saw a lack of consideration for fundamentals, especially in the Internet sector, where valuations were high,

GROWTH OF $10,000 INVESTMENT

                            [INSERT PLOT POINTS HERE]

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Discovery Fund on 12/31/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

but in many cases, companies did not possess sound business models. While it can't be denied that the Internet has had a profound impact on the economy, this doesn't mean that every Internet company with a great idea will succeed. Over time, investors realized this, and heavy profit-taking ensued.

   So, you might ask, why didn't the correction in 2000 punish only those stocks lacking strong fundamentals? Unfortunately, over the short term, the market doesn't always hone in on only the weak companies with laser precision. Instead, corrections tend to be broad-based. Some stocks decline because their valuations are excessive and/or because they experience a deterioration of fundamentals. But others simply fall in sympathy with their peers, in spite of their strong fundamentals and attractive valuations. We saw instances of all these scenarios in 2000.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00
                               INCEPTION      1        5         10     SINCE
                                 DATE       YEAR     YEARS     YEARS  INCEPTION
CLASS A SHARES
   With sales charge (5.75%)   12/31/99   (13.46%)     --       --     (13.46%)
   Without sales charge        12/31/99    (8.18%)     --       --      (8.18%)

CLASS B SHARES
   With redemption*            12/31/99   (12.56%)     --       --     (12.56%)
   Without redemption          12/31/99    (8.92%)     --       --      (8.92%)

CLASS C SHARES
   With redemption**           12/31/99    (8.87%)     --       --      (8.87%)
   Without redemption          12/31/99    (8.87%)     --       --      (8.87%)

CLASS F SHARES                 12/31/89    (8.26%)   22.57%   21.39%    20.62%

CLASS R SHARES                 12/31/99    (7.98%)     --       --      (7.98%)

CLASS T SHARES
   With sales charge (4.50%)   12/31/99   (12.55%)     --       --     (12.55%)
   Without sales charge        12/31/99    (8.43%)     --       --      (8.43%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   Discovery Fund has always avoided "dot-com" companies with excessive valuations, and therefore did not feel the brunt of the losses stemming from investors' mass exit from 1999's high Internet fliers. However, because the tech decline was broad-based, we did see the Fund's tech holdings suffer, and this definitely hurt the Fund's performance. In retrospect, we could have been more proactive about reducing our exposure to tech stocks caught in the downdraft.

   That said, we don't think it would have been wise to turn away from technology completely. If you look back over the past decade, the adoption of technology has led to its tremendous growth as a percentage of the country's GDP--and in our opinion, this trend is likely to continue over time.

WHY DID DISCOVERY FUND CLOSE TO NEW INVESTORS THIS PAST YEAR?

   Discovery Fund received a steady stream of asset inflows in 1999 and 2000, and we decided it was necessary to close the Fund on October 20, 2000. Doing so has helped preserve the investment strategies that drove the

--------------------------------------------------------------------------------
LARGEST EQUITY HOLDINGS

  1.   The Shaw Group Inc.                     3.82%
  2.   Albany Molecular Research, Inc.         2.48%
  3.   Harris Corporation                      2.41%
  4.   DMC Stratex Networks, Inc.              2.33%
  5.   Veritas DGC, Inc.                       2.31%
  6.   Quanta Services, Inc.                   2.24%
  7.   CEC Entertainment, Inc.                 2.18%
  8.   Macrovision Corporation                 2.17%
  9.   CYTYC Corporation                       2.16%
  10.  National-Oilwell, Inc.                  1.98%
--------------------------------------------------------------------------------
Portfolio holdings are subject to change.

historical performance of the Fund. Small-company stocks often have low trading volumes and, therefore, large cash inflows cannot always be readily invested. We believe that it was important to proactively address this issue before excessive assets could potentially hamper our flexibility in seeking the best companies on behalf of our shareholders.

WHAT IS YOUR INVESTMENT STRATEGY FOR 2001?

   In considering how our research findings have helped us position the Fund for the year ahead, we'd like to mention again that in 2000 there were technology firms that remained fundamentally strong even as they slipped in sympathy with the markets. With this in mind, we took advantage of 2000's declines to purchase tech companies with favorable earnings growth prospects that, until recently, did not meet our valuation criteria. By searching for these types of growth-oriented tech "bargains," while also adding new positions to the Fund that we view as less economically sensitive--such as restaurants and hospitals--we feel that the Fund is strategically positioned going forward.


/s/ ROBERT L. AMMANN
    Robert Ammann, CFA
    Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2000

SHARES                                              MARKET VALUE
----------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--87.2%
BIOTECHNOLOGY--4.1%
    96,605  Alexion
            Pharmaceuticals, Inc.*                $    6,273,287
   363,885  Cephalon, Inc.*                           23,015,726
   106,675  Myriad Genetics, Inc.*                     8,800,688
   333,150  Praecis
            Pharmaceuticals, Inc.*                     9,661,350
   125,378  Regeneron Pharmaceuticals, Inc.*           4,427,411
                                                  --------------
                                                      52,178,462
                                                  --------------
BROADCASTING (TV, RADIO & CABLE)--0.1%
    68,330  Entravision Communications
            Corporation*                               1,255,564
                                                  --------------
CHEMICALS (SPECIALTY)--0.8%
   179,485  Eden Bioscience Corporation*               5,362,114
   258,760  Syntroleum Corporation*                    4,382,748
                                                  --------------
                                                       9,744,862
                                                  --------------
COMMUNICATION EQUIPMENT--9.5%
 1,988,097  DMC Stratex
            Networks, Inc.*                           29,821,455
 1,005,495  Harris Corporation                        30,793,284
 1,095,177  REMEC, Inc.*                              10,541,079
 1,155,160  SonicWALL, Inc.*                          18,699,153
   262,919  Tekelec*                                   7,887,570
   309,200  ViaSat, Inc.*                              4,096,900
   213,915  Vyyo, Inc.*                                1,310,229
   399,475  WatchGuard Technologies, Inc.*            12,608,430
   426,760  WJ Communications, Inc.*                   6,027,985
                                                  --------------
                                                     121,786,085
                                                  --------------
COMPUTERS (PERIPHERALS)--0.9%
   378,840  Novatel Wireless, Inc.*                    4,688,145
   635,350  Secure Computing Corporation*              6,274,081
                                                  --------------
                                                      10,962,226
                                                  --------------
COMPUTERS (SOFTWARE & SERVICES)--8.3%
   154,710  Adept
            Technology, Inc.*                     $    2,243,295
    86,702  Aether Systems, Inc.*                      3,408,472
   309,150  Documentum, Inc.*                         15,322,247
   815,050  Keynote Systems, Inc.*                    11,563,522
   376,170  Macrovision Corporation*                  27,836,580
   301,310  Manugistics
            Group, Inc.*                              17,155,838
    86,450  Mercury Interactive Corporation*           7,796,709
   242,230  Saba Software, Inc.*                       3,799,983
   603,410  WebTrends Corporation*                    17,461,177
                                                  --------------
                                                     106,587,823
                                                  --------------
DISTRIBUTORS (FOOD & HEALTH)--1.4%
   254,540  Patterson Dental Company*                  8,606,634
   172,485  Performance Food Group Company *           8,850,637
                                                  --------------
                                                      17,457,271
                                                  --------------
ELECTRICAL EQUIPMENT--1.3%
   206,446  American Superconductor Corporation*       5,896,614
   232,085  Proton Energy
            Systems, Inc.*                             2,436,893
   558,125  TTM Technologies, Inc.*                    7,813,750
                                                  --------------
                                                      16,147,257
                                                  --------------
ELECTRONICS (INSTRUMENTATION)--1.1%
   197,070  Ixia*                                      4,507,976
   426,675  Methode
            Electronics, Inc.                          9,680,189
                                                  --------------
                                                      14,188,165
                                                  --------------
ELECTRONICS (SEMICONDUCTORS)--3.2%
   697,484  AXT, Inc.*                                23,016,972
   496,325  Cree, Inc.*                               17,619,538
    44,250  Optical Communication Products, Inc.*        497,813
                                                  --------------
                                                      41,134,323
                                                  --------------
12
SHARES                                              MARKET VALUE
----------------------------------------------------------------
ENGINEERING & CONSTRUCTION--6.0%
   608,925  Dycom
            Industries, Inc.*                     $   21,883,242
   477,295  Lexent, Inc.*                              8,143,846
   839,275  MasTec, Inc.*                             16,785,500
   889,562  Quanta Services, Inc.*                    28,632,777
                                                  --------------
                                                      75,445,365
                                                  --------------
EQUIPMENT (SEMICONDUCTORS)--3.0%
   424,820  Brooks Automation, Inc.*                  11,894,960
   442,172  EMCORE Corporation*                       20,754,448
   435,130  Therma-Wave, Inc.*                         6,037,429
                                                  --------------
                                                      38,686,837
                                                  --------------
HEALTHCARE (DRUGS-GENERIC & OTHER)--2.1%
   131,107  Celgene Corporation*                       4,269,172
   133,050  Cell Therapeutics, Inc.*                   5,987,250
   251,455  CIMA Labs, Inc.*                          16,344,575
                                                  --------------
                                                      26,600,997
                                                  --------------
HEALTHCARE (HOSPITAL MANAGEMENT)--2.3%
   319,075  Community Health Systems, Inc.*           11,167,625
   241,400  LifePoint Hospitals, Inc.*                12,100,175
   167,200  Province Healthcare Company*               6,583,500
                                                  --------------
                                                      29,851,300
                                                  --------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)--3.1%
   443,360  CYTYC Corporation*                        27,682,290
   351,747  Zoll Medical Corporation*                 12,311,145
                                                  --------------
                                                      39,993,435
                                                  --------------
HEALTHCARE (SPECIALIZED SERVICES)--6.2%
   337,742  Accredo Health, Inc.*                 $   16,950,427
   513,062  Albany Molecular Research, Inc.*          31,681,579
   604,285  Discovery Partners International*          7,326,956
   221,745  Professional Detailing, Inc.*             23,449,534
                                                  --------------
                                                      79,408,496
                                                  --------------
LEISURE TIME (PRODUCTS)--0.8%
   539,710  Garmin Limited*                           10,625,541
                                                  --------------
LODGING-HOTELS--1.1%
   488,625  Hotel Reservations Network, Inc.*         13,681,500
                                                  --------------
MACHINERY (DIVERSIFIED)--0.2%
    82,455  Capstone Turbine Corporation*              2,308,740
                                                  --------------
MANUFACTURING (SPECIALIZED)--1.4%
   192,255  AstroPower, Inc.*                          6,019,985
   181,050  Insituform Technologies, Inc.
            Class A*                                   7,219,369
   458,675  Valence Technology, Inc.*                  4,300,078
                                                  --------------
                                                      17,539,432
                                                  --------------
METAL FABRICATORS--3.8%
   977,960  The Shaw
            Group, Inc.*                              48,898,000
                                                  --------------
OIL & GAS (DRILLING & EQUIPMENT)--6.7%
   799,575  Cal Dive International, Inc.*             21,288,684
   207,800  Helmerich and Payne, Inc.                  9,117,225
   654,780  National-Oilwell, Inc.*                   25,331,801
   916,525  Veritas DGC, Inc.*                        29,603,758
                                                  --------------
                                                      85,341,468
                                                  --------------
PHOTOGRAPHY/IMAGING--1.1%
   856,255  Concord Camera Corporation*               14,128,208
                                                  --------------
* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2000 (Continued)


SHARES                                              MARKET VALUE
----------------------------------------------------------------
RESTAURANTS--3.9%
   556,830  CBRL Group, Inc.                      $   10,127,346
   816,725  CEC Entertainment, Inc.*                  27,870,741
   799,400  Ruby Tuesday, Inc.                        12,190,850
                                                  --------------
                                                      50,188,937
                                                  --------------
RETAIL (COMPUTERS & ELECTRONICS)--3.7%
   304,767  CDW Computer Centers, Inc.*                8,476,332
 1,299,550  Insight Enterprises, Inc.*                23,310,678
   422,000  Tweeter Home Entertainment
            Group, Inc.*                               5,143,125
   491,630  Ultimate Electronics, Inc.*               10,754,406
                                                  --------------
                                                      47,684,541
                                                  --------------
RETAIL (SPECIALTY)--1.4%
   243,625  Cost Plus, Inc.*                           7,278,297
   378,700  Linens 'n Things, Inc.*                   10,461,588
                                                  --------------
                                                      17,739,885
                                                  --------------
RETAIL (SPECIALTY-APPAREL)--0.8%
   390,725  The Men's Wearhouse, Inc.*                10,647,256
                                                  --------------
SERVICES (COMMERCIAL & CONSUMER)--6.4%
   546,785  Braun Consulting, Inc.*                    2,016,270
   442,854  Corporate Executive Board Company*        17,409,691
   399,535  Education Management Corporation*         14,283,376
   676,075  Rent-A-Center, Inc.*                      23,282,333
   673,565  Teletech Holdings, Inc.*                  12,376,757
   476,958  The Management Network Group, Inc.*        5,663,876
   208,110  Wireless Facilities, Inc.*                 7,543,988
                                                  --------------
                                                      82,576,291
                                                  --------------
SERVICES (COMPUTER SYSTEMS)--0.7%
   571,936  The Titan Corporation*                $    9,293,960
                                                  --------------
TELECOMMUNICATIONS
(CELLULAR/WIRELESS)--0.7%
   687,844  SpectraSite Holdings, Inc.*                9,070,943
                                                  --------------
TRUCKERS--1.1%
   467,075  C.H. Robinson Worldwide, Inc.             14,683,670
                                                  --------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$1,082,732,882)                              1,115,836,840
                                                  --------------
COMMON STOCKS (FOREIGN)--3.0%
MANUFACTURING (SPECIALIZED)--0.5%
   744,800 GSI Lumonics, Inc. Sponsored
               ADR (CA)*                               5,958,400
                                                  --------------
OFFICE EQUIPMENT & SUPPLIES--0.7%
   257,950  Optimal Robotics Corporation (CA)*         8,657,447
                                                  --------------
OIL & GAS (DRILLING & EQUIPMENT)--1.8%
   852,900  Core Laboratories NV (NE)*                23,294,831
                                                  --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$59,097,698)                                   37,910,678
                                                  --------------
14

PRINCIPAL AMOUNT                                    AMORTIZED COST
------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--15.4%
$42,700,000  American Express Credit Corporation
             6.40% 01/05/01                        $   42,669,636
 50,000,000  Ford Motor Credit Company
             6.52% 01/02/01                            49,990,945
  5,200,000  Morgan Stanley Dean Witter and
             Company
             6.65% 01/04/01                             5,197,118
 50,000,000  Morgan Stanley Dean Witter and
             Company
             6.70% 01/04/01                            49,972,083
 50,000,000  The Walt Disney Company
             6.52% 01/03/01                            49,981,889
                                                   --------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$197,811,671)
                                                      197,811,671
                                                   --------------
TOTAL INVESTMENTS--105.6%
(COST--$1,339,642,251)                             $1,351,559,189

OTHER ASSETS AND LIABILITIES--(5.6%)                  (71,499,508)
                                                   --------------
NET ASSETS--100.0%                                 $1,280,059,681
                                                   ==============
* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
Investment securities, at cost.......    $1,339,642,251
                                         --------------
Investment securities, at market.....     1,351,559,189
Cash.................................         3,222,751
Receivables:
  Investment securities sold.........         7,538,370
  Capital shares sold................         3,932,488
  Dividends..........................            33,240
Other assets.........................           189,177
                                         --------------
    Total Assets.....................     1,366,475,215
                                         --------------
LIABILITIES
Payables:
  Investment securities purchased....        76,220,949
  Capital shares redeemed............         7,707,185
  Advisory fees......................           831,905
  Shareholder servicing fees.........            83,446
  Accounting fees....................            25,762
  Distribution fees..................           848,807
  Other..............................           697,480
                                         --------------
    Total Liabilities................        86,415,534
                                         --------------
Net Assets...........................    $1,280,059,681
                                         ==============

Net Assets--Class A..................    $  131,297,679
Shares Outstanding--Class A..........         3,774,061
Net Asset Value, Redemption Price Per
  Share..............................    $        34.79
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $        36.91

Net Assets--Class B..................    $   50,883,370
Shares Outstanding--Class B..........         1,475,352
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $        34.49

Net Assets--Class C..................    $   25,275,407
Shares Outstanding--Class C..........           732,487
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $        34.51

Net Assets--Class F..................    $1,066,002,692
Shares Outstanding--Class F..........        30,682,134
Net Asset Value, Offering and
  Redemption Price Per Share.........    $        34.74

Net Assets--Class R..................    $    4,692,541
Shares Outstanding--Class R..........           134,558
Net Asset Value, Offering and
  Redemption Price Per Share.........    $        34.87

Net Assets--Class T..................    $    1,907,992
Shares Outstanding--Class T..........            54,999
Net Asset Value, Redemption Price Per
  Share..............................    $        34.69
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $        36.33

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended
December 31, 2000


INVESTMENT INCOME:
Income:
  Dividends..........................    $      509,122
  Interest...........................         9,648,260
                                         --------------
    Total Investment Income..........        10,157,382
                                         --------------
Expenses:
  Advisory fees--Note 2..............         9,769,369
  Shareholder servicing fees--Note 2.           707,215
  Accounting fees--Note 2............           385,998
  Distribution fees--Note 2..........         3,203,678
  Transfer agency fees--Note 2.......           728,398
  Registration fees..................           519,825
  Postage and mailing expenses.......           107,276
  Custodian fees and expenses--Note 2            50,182
  Printing expenses..................           210,097
  Legal and audit fees...............            96,057
  Directors' fees and expenses.......            95,195
  Line of credit expenses............            36,799
  Other expenses.....................           342,899
                                         --------------
    Total Expenses...................        16,252,988
    Earnings Credits.................          (294,977)
    Expense Offset to Broker
      Commissions....................            (3,000)
                                         --------------
    Net Expenses.....................        15,955,011
                                         --------------
  Net Investment (Loss)..............        (5,797,629)
                                         --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net Realized Gain (Loss) from  Security
  Transactions:
    Proceeds from long-term
      securities sold................     1,171,372,194
    Proceeds from long-term U.S.
      Government Obligations sold....                 0
    Cost of securities sold..........     1,131,622,052
                                         --------------
Net Realized Gain from Security
  Transactions.......................        39,750,142
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............                 0
Net Change in Unrealized
  Appreciation/Depreciation..........      (245,623,220)
                                         --------------
    Net Realized and Unrealized
      (Loss) on Investments and
      Foreign Currency Transactions..      (205,873,078)
                                         --------------
Net (Decrease) in Net Assets
  Resulting from Operations..........    ($ 211,670,707)
                                         ==============
Purchases of long-term securities....    $1,784,460,660
                                         ==============
Purchases of long-term U.S.
  Government Obligations.............    $            0
                                         ==============

SEE NOTES TO FINANCIAL STATEMENTS.

            STATEMENTS OF CHANGES IN NET ASSETS


                                             YEAR           YEAR OR PERIOD
                                            ENDED               ENDED
                                           12/31/00           12/31/99*
                                        --------------      --------------
OPERATIONS
Net Investment (Loss)................   $   (5,797,629)     $   (3,581,246)
Net Realized Gain from Security
  Transactions.......................       39,750,142         149,376,865
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............                0                   0
Net Change in Unrealized
  Appreciation/Depreciation..........     (245,623,220)        196,819,214
                                        --------------      --------------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations.......................     (211,670,707)        342,614,833
                                        --------------      --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A............................       (9,149,128)                  0
  Class B............................       (3,612,474)                  0
  Class C............................       (1,834,904)                  0
  Class F............................      (73,388,820)       (101,164,202)
  Class R............................         (324,533)                  0
  Class T............................         (131,093)                  0
                                        --------------      --------------
Net (Decrease) from Dividends and
  Distributions......................      (88,440,952)       (101,164,202)
                                        --------------      --------------

 * FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                             YEAR           YEAR OR PERIOD
                                            ENDED               ENDED
                                           12/31/00           12/31/99*
                                        --------------      --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A............................   $  276,460,454      $        1,000
  Class B............................       68,247,217               1,000
  Class C............................       35,135,356               1,000
  Class F............................      907,396,223         478,102,796
  Class R............................       10,828,336               1,000
  Class T............................        2,474,053               1,000
Shares issued in connection with
  acquisition
  Class F............................                0         112,828,331
Reinvested dividends and
  distributions
  Class A............................        7,959,327                   0
  Class B............................        2,973,456                   0
  Class C............................        1,176,781                   0
  Class F............................       65,953,518          90,038,106
  Class R............................          247,229                   0
  Class T............................          118,439                   0
                                        --------------      --------------
                                         1,378,970,389         680,974,233
Cost of shares redeemed
  Class A............................     (116,567,465)                  0
  Class B............................       (4,110,676)                  0
  Class C............................       (2,665,143)                  0
  Class F............................     (477,773,096)       (357,391,341)
  Class R............................       (3,712,997)                  0
  Class T............................         (126,912)                  0
                                        --------------      --------------
                                          (604,956,289)       (357,391,341)
                                        --------------      --------------
Net Increase from Capital Share
  Transactions.......................      774,014,100         323,582,892
                                        --------------      --------------
Net Increase in Net Assets...........      473,902,441         565,033,523

                                             YEAR           YEAR OR PERIOD
                                            ENDED               ENDED
                                           12/31/00           12/31/99*
                                        --------------      --------------
NET ASSETS
  Beginning of year..................   $  806,157,240      $  241,123,717
                                        --------------      --------------
  End of year........................   $1,280,059,681      $  806,157,240
                                        ==============      ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................   $1,275,408,076      $  497,770,800
Accumulated undistributed
  (distribution in excess of)
  net investment income..............                0                   0
Accumulated undistributed net
  realized gain from security
  transactions.......................       (7,265,334)         50,846,281
Unrealized appreciation on
  investments and foreign currency
  transactions.......................       11,916,939         257,540,159
                                        --------------      --------------
Total................................   $1,280,059,681      $  806,157,240
                                        ==============      ==============

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES.

   SEE NOTES TO FINANCIAL STATEMENTS.

            FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS A SHARES
Net Asset Value, beginning of
  period.............................        $  40.88
Income from investment operations:
    Net investment (loss)............           (0.03)
    Net (losses) on securities (both
      realized and unrealized).......           (3.45)
                                             --------
         Total from investment
           operations................           (3.48)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (2.61)
                                             --------
         Total distributions.........           (2.61)
Net Asset Value, end of period.......        $  34.79
                                             ========
Total Return/Ratios
    Total return.....................           (8.18%)*
    Net assets, end of period
      (000s).........................        $131,298
    Net expenses to average net
      assets#........................            1.20%
    Gross expenses to average net
      assets#........................            1.24%
    Net investment (loss) to average
      net assets.....................           (0.21%)
    Portfolio turnover rate@.........             108%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................         $ 40.88
Income from investment operations:
    Net investment (loss)............           (0.21)
    Net (losses) on securities (both
      realized and unrealized).......           (3.57)
                                              -------
         Total from investment
           operations................           (3.78)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (2.61)
                                              -------
         Total distributions.........           (2.61)
Net Asset Value, end of period.......         $ 34.49
                                              =======
Total Return/Ratios
    Total return.....................           (8.92%)*
    Net assets, end of period
      (000s).........................         $50,883
    Net expenses to average net
      assets#........................            1.94%
    Gross expenses to average net
      assets#........................            1.97%
    Net investment (loss) to average
      net assets.....................           (1.02%)
    Portfolio turnover rate@.........             108%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................         $ 40.88
Income from investment operations:
    Net investment (loss)............           (0.19)
    Net (losses) on securities (both
      realized and unrealized).......           (3.57)
                                              -------
         Total from investment
           operations................           (3.76)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (2.61)
                                              -------
         Total distributions.........           (2.61)
Net Asset Value, end of period.......         $ 34.51
                                              =======
Total Return/Ratios
    Total return.....................           (8.87%)*
    Net assets, end of period (000s).         $25,275
    Net expenses to average net
      assets#........................            1.94%
    Gross expenses to average net
      assets#........................            1.97%
    Net investment (loss) to average
      net assets.....................           (1.01%)
    Portfolio turnover rate@.........             108%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                         YEAR ENDED DECEMBER 31,
                                        ----------------------------------------------------------
                                           2000         1999        1998        1997        1996
                                        ----------    --------    --------    --------    --------
CLASS F SHARES
Net Asset Value, beginning of
  period.............................   $    40.86    $  24.37    $  23.45    $  24.22    $  21.70
Income from investment operations:
    Net investment income (loss).....        (0.07)      (0.08)      (0.07)       0.07       (0.20)
    Net gains (losses) on securities
      (both realized and
      unrealized)....................        (3.44)      22.72        3.15        2.69        4.72
                                        ----------    --------    --------    --------    --------
        Total from investment
          operations.................        (3.51)      22.64        3.08        2.76        4.52
Less distributions:
    From net investment income.......         0.00        0.00        0.00        0.00        0.00
    From net realized gains..........        (2.61)      (6.15)      (2.16)      (3.53)      (2.00)
                                        ----------    --------    --------    --------    --------
        Total distributions..........        (2.61)      (6.15)      (2.16)      (3.53)      (2.00)
    Net Asset Value, end of period...   $    34.74    $  40.86    $  24.37    $  23.45    $  24.22
                                        ==========    ========    ========    ========    ========
Total Return/Ratios
    Total return.....................        (8.26%)     94.59%      14.19%      12.00%      21.20%
    Net assets, end of period (000s).   $1,066,003    $806,152    $241,124    $246,281    $247,494
    Net expenses to average net
      assets#........................         1.25%       1.45%       1.55%       1.52%       1.58%
    Gross expenses to average net
      assets#........................         1.28%       1.46%       1.57%       1.54%       1.59%
    Net investment (loss) to
      average net assets.............        (0.46%)     (0.96%)     (0.91%)     (0.55%)     (0.85%)
    Portfolio turnover rate@.........          108%        157%        121%         90%        106%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

  SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS R SHARES
Net Asset Value, beginning of
  period.............................         $40.88
Income from investment operations:
    Net investment (loss)*...........           0.00
    Net (losses) on securities (both
      realized and unrealized).......          (3.40)
                                              ------
         Total from investment
           operations................          (3.40)
Less distributions:
    From net investment income.......           0.00
    From net realized gains..........          (2.61)
                                              ------
         Total distributions.........          (2.61)
Net Asset Value, end of period.......         $34.87
                                              ======
Total Return/Ratios
    Total return.....................          (7.98%)
    Net assets, end of period (000s).         $4,693
    Net expenses to average net
      assets#........................           0.93%
    Gross expenses to average net
      assets#........................           0.96%
    Net investment income (loss) to
      average net assets.............           0.01%
    Portfolio turnover rate@.........            108%

* Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................         $40.88
Income from investment operations:
    Net investment (loss)............          (0.09)
    Net (losses) on securities (both
      realized and unrealized).......          (3.49)
                                              ------
         Total from investment
           operations................          (3.58)
Less distributions:
    From net investment income.......           0.00
    From net realized gains..........          (2.61)
                                              ------
         Total distributions.........          (2.61)
Net Asset Value, end of period.......         $34.69
                                              ======
Total Return/Ratios
    Total return.....................          (8.43%)*
    Net assets, end of period (000s).         $1,908
    Net expenses to average net
      assets#........................           1.44%
    Gross expenses to average net
      assets#........................           1.48%
    Net investment (loss) to average
      net assets.....................          (0.50%)
    Portfolio turnover rate@.........            108%

*   Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

    SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Discovery Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market.

   The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.

   FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

   ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

   In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements resulting from the adoption of this change.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

   Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $56,762 during the year ended December 31, 2000 from commissions earned on sales of Fund shares.

   Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $34,337 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.

   The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $139,472, $74,426, $35,332, and $2,348, respectively, for shareholder servicing fees under the plan.

   The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

   The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and Class T shares were charged $233,276, $105,995, $2,872,058, and $2,348, respectively, pursuant to the Distribution Plans.

   The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

   The officers of the Company are also officers and/or directors of Founders.

   Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
   $5,797,629                    $(9,420,805)                  $3,623,176

  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:

Net Capital Loss Carryovers..........       $            0
Post-October Capital Loss Deferral...       $   10,732,685
Post-October Currency Loss Deferral..       $            0
Federal Tax Cost.....................       $1,340,053,053
Unrealized Appreciation..............       $  187,641,928
Unrealized (Depreciation)............       $ (176,135,792)
Net Appreciation/(Depreciation)......       $   11,506,136

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4. FUND SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                           YEAR       YEAR OR PERIOD
                                           ENDED          ENDED
                                         12/31/00       12/31/99*
                                        -----------   --------------
CLASS A
      Shares sold....................     6,203,151             25
      Shares issued for dividends
        reinvested...................       241,192              0
      Shares redeemed................    (2,670,307)             0
      Net Increase in Shares
        Outstanding..................     3,774,036             25

CLASS B
      Shares sold....................     1,486,974             25
      Shares issued for dividends
        reinvested...................        90,820              0
      Shares redeemed................      (102,467)             0
      Net Increase in Shares
        Outstanding..................     1,475,327             25

CLASS C
      Shares sold....................       767,405             25
      Shares issued for dividends
        reinvested...................        35,932              0
      Shares redeemed................       (70,875)             0
      Net Increase in Shares
        Outstanding..................       732,462             25

CLASS F
      Shares sold....................    20,295,074     14,796,323
      Shares issued in connection
        with acquisition.............             0      4,485,102
      Shares issued for dividends
        reinvested...................     2,001,003      2,350,865
      Shares redeemed................   (11,346,106)   (11,793,719)
      Net Increase in Shares
        Outstanding..................    10,949,971      9,838,571

CLASS R
      Shares sold....................       228,955             25
      Shares issued for dividends
        reinvested...................         7,474              0
      Shares redeemed................      (101,896)             0
      Net Increase in Shares
        Outstanding..................       134,533             25

CLASS T
      Shares sold....................        54,858             25
      Shares issued for dividends
        reinvested...................         3,598              0
      Shares redeemed................        (3,482)             0
      Net Increase in Shares
        Outstanding..................        54,974             25

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

5. LINE OF CREDIT

Discovery, Mid-Cap Growth, and Passport Funds have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings will be limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings will be subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2000 there were no such borrowings.

            REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Discovery Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



/s/PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP

Denver, Colorado
February 6, 2001

OTHER INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 0.08% qualified for the dividends received deduction available to the Fund's corporate shareholders.

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2000, fiscal year distributions in the amount of $56,701,580 were considered long-term gains.

FOR MORE INFORMATION

DREYFUS FOUNDERS DISCOVERY FUND                 DISTRIBUTOR
2930 East Third Avenue                          Dreyfus Service Corporation
Denver, CO  80206                               200 Park Avenue
                                                New York, NY  10166
INVESTMENT MANAGER
Founders Asset Management LLC                   FUND DIRECTORS
2930 East Third Avenue                          Eugene H. Vaughan, Jr., Chairman
Denver, CO  80206                               Alan S. Danson
                                                Joan D. Manley
TRANSFER AGENT AND                              Robert P. Mastrovita
DIVIDEND DISBURSING AGENT                       Trygve E. Myhren
Investors Trust Company                         George W. Phillips
801 Pennsylvania                                Jay A. Precourt
Kansas City, MO  64105


HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.



This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2001

(C) 2001, Founders Asset Management, LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-646-DIS

DREYFUS FOUNDERS
DISCOVERY FUND





ANNUAL REPORT
DECEMBER 31, 2000







DISCOVERY FUND IS CLOSED TO NEW INVESTORS.
PLEASE SEE THE PROSPECTUS FOR ADDITIONAL INFORMATION.

TABLE OF CONTENTS

About this Report ........................................................    3
A Message from Founders ..................................................    4
Management Overview ......................................................    6
Statement of Investments .................................................   12
Statement of Assets and Liabilities ......................................   16
Statement of Operations ..................................................   18
Statements of Changes in Net Assets ......................................   19
Financial Highlights .....................................................   22
Notes to Financial Statements ............................................   28
Report of Independent Accountants ........................................   36
Other Information ........................................................   37


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS


The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU   Australia              GR   Greece                   NW   Norway
AT   Austria                HK   Hong Kong                PA   Panama
BR   Brazil                 HU   Hungary                  PL   Poland
CA   Canada                 IE   Ireland                  SA   South Africa
CN   China                  IS   Israel                   SG   Singapore
CR   Croatia                IT   Italy                    SP   Spain
DE   Denmark                JA   Japan                    SW   Sweden
FI   Finland                KR   South Korea              SZ   Switzerland
FR   France                 LU   Luxembourg               TW   Taiwan
GE   Germany                MX   Mexico                   UK   United Kingdom
                            NE   Netherlands


The views expressed herein are current to the date of tis report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
o NOT FDIC-INSURED            o NOT BANK-GUARANTEED             o MAY LOSE VALUE
--------------------------------------------------------------------------------

ABOUT THIS REPORT


HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

COMPARATIVE INDEXES
The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

   Beginning with this Annual Report, the Discovery Fund's performance will be compared to the Russell 2000 Growth Index in addition to the Russell 2000 Index. We believe this additional index provides a reasonable comparison for the Fund's investment performance because it tracks companies that are more similar to those in which the Fund invests. o The Russell 2000 Index is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

o The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

o The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book and lower forecasted growth values.

o The Lipper Small-Cap Growth Fund Index is an average of the performance of the 30 largest small-cap growth funds tracked by Lipper Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS


[                  ]     Dear Fellow Shareholder:
[   PICTURE OF     ]
[  RICHARD W. SABO ]     With all of the anticipation surrounding the dawn of a
[                  ]     new millennium and the confidence stemming from 1999's
                         historic returns, we the year 2000 with high
expectations. The NASDAQ seemed unstoppable, the "New Economy" continued to rewrite economic rules of yesterday, and the soaring tech sector retained its dominant position during the first few months of the year.

   Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000

Interest rate hikes and investors' questions about high stock valuations were the first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

   In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS

There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A Company Credo. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o The Importance of Discipline. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o Ready for Future Opportunities. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.

Respectfully,

/s/ RICHARD W. SABO
    Richard W. Sabo
    President and Chief Executive Officer
    Founders Asset Management LLC


The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends or coupon payments.

MANAGEMENT OVERVIEW

[                    ]    A DISCUSSION WITH PORTFOLIO MANAGER ROBERT AMMANN, CFA
[    PICTURE OF      ]
[ ROBERT AMMANN, CFA ]    HOW DID DISCOVERY FUND PERFORM IN 2000?
[                    ]
                          The Dreyfus Founders Discovery Fund, after posting
impressive returns and outperforming the majority of its peers in the first half of 2000, finished the year in the negative territory, slightly behind the Lipper Small-Cap Growth Fund Index. In the third and fourth quarters of the year, the particularly harsh conditions for small-cap growth companies caught up with the Fund, as investors continued to move toward value stocks in response to the volatile market. In fact, in 2000 we saw the widest discrepancy ever between the performance of the Russell 2000 Growth and Value Indexes, with the Growth Index dropping -22.43% and the ValueIndex gaining 22.83% for the year. As a growth-oriented fund, Discovery was held back by this trend. (See page 9 for the Fund's total returns.)

WHAT STRATEGIES - BOTH SUCCESSFUL AND UNSUCCESSFUL - DID YOU EMPLOY IN NAVIGATING 2000'S CHALLENGING MARKET CONDITIONS?

Our hands-on management style and dedication to bottom-up research, always valuable when exploring the small-cap market, were vital tools during the extreme twists and turns small cap experienced in 2000. Digging deep

--------------------------------------------------------------------------------
 FUND AT A GLANCE

 This fund invests primarily in common stocks of small-cap, rapidly growing
 U.S. companies with market capitalizations of less than $2.2 billion.
--------------------------------------------------------------------------------
on a company-by-company basis, we sought small firms capable of riding through the market's downward spiral. Specifically, we uncovered promising companies in the energy and healthcare sectors. We were pleased with the annual performances turned in by oil service stocks like NATIONAL OILWELL and VERITAS DCG. Meanwhile, PATTERSON DENTAL, a healthcare distributor, PROFESSIONAL DETAILING a contract sales organization for healthcare companies, and ALBANY MOLECULAR RESEARCH, a contract chemistry company, all made gains in spite of the market's woes.

Despite theses successes, we were displeased with the Fund's overall performance in 2000, and attribute the disappointing return not only to the obstacles presented by the market, but also to a few missteps along the way. Some investments simply failed to live up to our expectations. For example, we saw a number of holdings in the consumer cyclicals sector post significant losses. PC direct marketing companies INSIGHT ENTERPRISES and CDW COMPUTERS both experience a free-fall in the fourth quarter due to concerns over their earnings, and consumer electronics retailers ULTIMATE ELECTRONICS and TWEETER HOME ENTERTAINMENT struggled as well.

PORTFOLIO COMPOSITION

27.87%   Technology
17.81%   Healthcare
14.29%   Consumer Cyclicals
13.67%   Capital Goods
 8.49%   Energy
 5.38%   Consumer Staples
 1.15%   Transportation
 0.76%   Basic Materials
 0.71%   Communication Services
 9.87%   Cash & Equivalents

Portfolio composition is subject to change.

The Fund's small position in financials was another factor. This area did very well in 2000, and Discovery Fund did not fully take advantage of opportunities there.

WHY DID TECHNOLOGY COMPANIES LOSE SO MUCH GROUND IN 2000, AND HOW DID THIS AFFECT THE FUND?

In discussing technology's lows in 2000, we first must address the sector's highs in 1999. In our opinion, the biggest factor behind 1999's extreme highs was a lack of recognition on the part of many investors that valuation always mattes. Some stocks in 1999 and early 2000 were trading solely based on psychology - on investors' attraction to stocks that had appeal simply because of the concepts or stories behind them. We saw a lack of consideration for fundamentals, especially in the Internet sector, where valuations were high,

GROWTH OF $10,000 INVESTMENT

                            [INSERT PLOT POINTS HERE]

Past performance is no guarantee of future results. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Discovery Fund on 12/31/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

but in many cases, companies did not possess sound business models. While it can't be denied that the Internet has had a profound impact on the economy, this doesn't mean that every Internet company with a great idea will succeed. Over time, investors realized this, and heavy profit-taking ensued.

   So, you might ask, why didn't the correction in 2000 punish only those stocks lacking strong fundamentals? Unfortunately, over the short term, the market doesn't always hone in on only the weak companies with laser precision. Instead, corrections tend to be broad-based. Some stocks decline because their valuations are excessive and/or because they experience a deterioration of fundamentals. But others simply fall in sympathy with their peers, in spite of their strong fundamentals and attractive valuations. We saw instances of all these scenarios in 2000.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00
                               INCEPTION      1        5         10     SINCE
                                 DATE       YEAR     YEARS     YEARS  INCEPTION
CLASS A SHARES
   With sales charge (5.75%)   12/31/99   (13.46%)     --       --     (13.46%)
   Without sales charge        12/31/99    (8.18%)     --       --      (8.18%)

CLASS B SHARES
   With redemption*            12/31/99   (12.56%)     --       --     (12.56%)
   Without redemption          12/31/99    (8.92%)     --       --      (8.92%)

CLASS C SHARES
   With redemption**           12/31/99    (8.87%)     --       --      (8.87%)
   Without redemption          12/31/99    (8.87%)     --       --      (8.87%)

CLASS F SHARES                 12/31/89    (8.26%)   22.57%   21.39%    20.62%

CLASS R SHARES                 12/31/99    (7.98%)     --       --      (7.98%)

CLASS T SHARES
   With sales charge (4.50%)   12/31/99   (12.55%)     --       --     (12.55%)
   Without sales charge        12/31/99    (8.43%)     --       --      (8.43%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   Discovery Fund has always avoided "dot-com" companies with excessive valuations, and therefore did not feel the brunt of the losses stemming from investors' mass exit from 1999's high Internet fliers. However, because the tech decline was broad-based, we did see the Fund's tech holdings suffer, and this definitely hurt the Fund's performance. In retrospect, we could have been more proactive about reducing our exposure to tech stocks caught in the downdraft.

   That said, we don't think it would have been wise to turn away from technology completely. If you look back over the past decade, the adoption of technology has led to its tremendous growth as a percentage of the country's GDP--and in our opinion, this trend is likely to continue over time.

WHY DID DISCOVERY FUND CLOSE TO NEW INVESTORS THIS PAST YEAR?

   Discovery Fund received a steady stream of asset inflows in 1999 and 2000, and we decided it was necessary to close the Fund on October 20, 2000. Doing so has helped preserve the investment strategies that drove the

--------------------------------------------------------------------------------
LARGEST EQUITY HOLDINGS

  1.   The Shaw Group Inc.                     3.82%
  2.   Albany Molecular Research, Inc.         2.48%
  3.   Harris Corporation                      2.41%
  4.   DMC Stratex Networks, Inc.              2.33%
  5.   Veritas DGC, Inc.                       2.31%
  6.   Quanta Services, Inc.                   2.24%
  7.   CEC Entertainment, Inc.                 2.18%
  8.   Macrovision Corporation                 2.17%
  9.   CYTYC Corporation                       2.16%
  10.  National-Oilwell, Inc.                  1.98%
--------------------------------------------------------------------------------
Portfolio holdings are subject to change.

historical performance of the Fund. Small-company stocks often have low trading volumes and, therefore, large cash inflows cannot always be readily invested. We believe that it was important to proactively address this issue before excessive assets could potentially hamper our flexibility in seeking the best companies on behalf of our shareholders.

WHAT IS YOUR INVESTMENT STRATEGY FOR 2001?

   In considering how our research findings have helped us position the Fund for the year ahead, we'd like to mention again that in 2000 there were technology firms that remained fundamentally strong even as they slipped in sympathy with the markets. With this in mind, we took advantage of 2000's declines to purchase tech companies with favorable earnings growth prospects that, until recently, did not meet our valuation criteria. By searching for these types of growth-oriented tech "bargains," while also adding new positions to the Fund that we view as less economically sensitive--such as restaurants and hospitals--we feel that the Fund is strategically positioned going forward.


/s/ ROBERT L. AMMANN
    Robert Ammann, CFA
    Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2000

SHARES                                              MARKET VALUE
----------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--87.2%
BIOTECHNOLOGY--4.1%
    96,605  Alexion
            Pharmaceuticals, Inc.*                $    6,273,287
   363,885  Cephalon, Inc.*                           23,015,726
   106,675  Myriad Genetics, Inc.*                     8,800,688
   333,150  Praecis
            Pharmaceuticals, Inc.*                     9,661,350
   125,378  Regeneron Pharmaceuticals, Inc.*           4,427,411
                                                  --------------
                                                      52,178,462
                                                  --------------
BROADCASTING (TV, RADIO & CABLE)--0.1%
    68,330  Entravision Communications
            Corporation*                               1,255,564
                                                  --------------
CHEMICALS (SPECIALTY)--0.8%
   179,485  Eden Bioscience Corporation*               5,362,114
   258,760  Syntroleum Corporation*                    4,382,748
                                                  --------------
                                                       9,744,862
                                                  --------------
COMMUNICATION EQUIPMENT--9.5%
 1,988,097  DMC Stratex
            Networks, Inc.*                           29,821,455
 1,005,495  Harris Corporation                        30,793,284
 1,095,177  REMEC, Inc.*                              10,541,079
 1,155,160  SonicWALL, Inc.*                          18,699,153
   262,919  Tekelec*                                   7,887,570
   309,200  ViaSat, Inc.*                              4,096,900
   213,915  Vyyo, Inc.*                                1,310,229
   399,475  WatchGuard Technologies, Inc.*            12,608,430
   426,760  WJ Communications, Inc.*                   6,027,985
                                                  --------------
                                                     121,786,085
                                                  --------------
COMPUTERS (PERIPHERALS)--0.9%
   378,840  Novatel Wireless, Inc.*                    4,688,145
   635,350  Secure Computing Corporation*              6,274,081
                                                  --------------
                                                      10,962,226
                                                  --------------
COMPUTERS (SOFTWARE & SERVICES)--8.3%
   154,710  Adept
            Technology, Inc.*                     $    2,243,295
    86,702  Aether Systems, Inc.*                      3,408,472
   309,150  Documentum, Inc.*                         15,322,247
   815,050  Keynote Systems, Inc.*                    11,563,522
   376,170  Macrovision Corporation*                  27,836,580
   301,310  Manugistics
            Group, Inc.*                              17,155,838
    86,450  Mercury Interactive Corporation*           7,796,709
   242,230  Saba Software, Inc.*                       3,799,983
   603,410  WebTrends Corporation*                    17,461,177
                                                  --------------
                                                     106,587,823
                                                  --------------
DISTRIBUTORS (FOOD & HEALTH)--1.4%
   254,540  Patterson Dental Company*                  8,606,634
   172,485  Performance Food Group Company *           8,850,637
                                                  --------------
                                                      17,457,271
                                                  --------------
ELECTRICAL EQUIPMENT--1.3%
   206,446  American Superconductor Corporation*       5,896,614
   232,085  Proton Energy
            Systems, Inc.*                             2,436,893
   558,125  TTM Technologies, Inc.*                    7,813,750
                                                  --------------
                                                      16,147,257
                                                  --------------
ELECTRONICS (INSTRUMENTATION)--1.1%
   197,070  Ixia*                                      4,507,976
   426,675  Methode
            Electronics, Inc.                          9,680,189
                                                  --------------
                                                      14,188,165
                                                  --------------
ELECTRONICS (SEMICONDUCTORS)--3.2%
   697,484  AXT, Inc.*                                23,016,972
   496,325  Cree, Inc.*                               17,619,538
    44,250  Optical Communication Products, Inc.*        497,813
                                                  --------------
                                                      41,134,323
                                                  --------------
12
SHARES                                              MARKET VALUE
----------------------------------------------------------------
ENGINEERING & CONSTRUCTION--6.0%
   608,925  Dycom
            Industries, Inc.*                     $   21,883,242
   477,295  Lexent, Inc.*                              8,143,846
   839,275  MasTec, Inc.*                             16,785,500
   889,562  Quanta Services, Inc.*                    28,632,777
                                                  --------------
                                                      75,445,365
                                                  --------------
EQUIPMENT (SEMICONDUCTORS)--3.0%
   424,820  Brooks Automation, Inc.*                  11,894,960
   442,172  EMCORE Corporation*                       20,754,448
   435,130  Therma-Wave, Inc.*                         6,037,429
                                                  --------------
                                                      38,686,837
                                                  --------------
HEALTHCARE (DRUGS-GENERIC & OTHER)--2.1%
   131,107  Celgene Corporation*                       4,269,172
   133,050  Cell Therapeutics, Inc.*                   5,987,250
   251,455  CIMA Labs, Inc.*                          16,344,575
                                                  --------------
                                                      26,600,997
                                                  --------------
HEALTHCARE (HOSPITAL MANAGEMENT)--2.3%
   319,075  Community Health Systems, Inc.*           11,167,625
   241,400  LifePoint Hospitals, Inc.*                12,100,175
   167,200  Province Healthcare Company*               6,583,500
                                                  --------------
                                                      29,851,300
                                                  --------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)--3.1%
   443,360  CYTYC Corporation*                        27,682,290
   351,747  Zoll Medical Corporation*                 12,311,145
                                                  --------------
                                                      39,993,435
                                                  --------------
HEALTHCARE (SPECIALIZED SERVICES)--6.2%
   337,742  Accredo Health, Inc.*                 $   16,950,427
   513,062  Albany Molecular Research, Inc.*          31,681,579
   604,285  Discovery Partners International*          7,326,956
   221,745  Professional Detailing, Inc.*             23,449,534
                                                  --------------
                                                      79,408,496
                                                  --------------
LEISURE TIME (PRODUCTS)--0.8%
   539,710  Garmin Limited*                           10,625,541
                                                  --------------
LODGING-HOTELS--1.1%
   488,625  Hotel Reservations Network, Inc.*         13,681,500
                                                  --------------
MACHINERY (DIVERSIFIED)--0.2%
    82,455  Capstone Turbine Corporation*              2,308,740
                                                  --------------
MANUFACTURING (SPECIALIZED)--1.4%
   192,255  AstroPower, Inc.*                          6,019,985
   181,050  Insituform Technologies, Inc.
            Class A*                                   7,219,369
   458,675  Valence Technology, Inc.*                  4,300,078
                                                  --------------
                                                      17,539,432
                                                  --------------
METAL FABRICATORS--3.8%
   977,960  The Shaw
            Group, Inc.*                              48,898,000
                                                  --------------
OIL & GAS (DRILLING & EQUIPMENT)--6.7%
   799,575  Cal Dive International, Inc.*             21,288,684
   207,800  Helmerich and Payne, Inc.                  9,117,225
   654,780  National-Oilwell, Inc.*                   25,331,801
   916,525  Veritas DGC, Inc.*                        29,603,758
                                                  --------------
                                                      85,341,468
                                                  --------------
PHOTOGRAPHY/IMAGING--1.1%
   856,255  Concord Camera Corporation*               14,128,208
                                                  --------------
* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2000 (Continued)


SHARES                                              MARKET VALUE
----------------------------------------------------------------
RESTAURANTS--3.9%
   556,830  CBRL Group, Inc.                      $   10,127,346
   816,725  CEC Entertainment, Inc.*                  27,870,741
   799,400  Ruby Tuesday, Inc.                        12,190,850
                                                  --------------
                                                      50,188,937
                                                  --------------
RETAIL (COMPUTERS & ELECTRONICS)--3.7%
   304,767  CDW Computer Centers, Inc.*                8,476,332
 1,299,550  Insight Enterprises, Inc.*                23,310,678
   422,000  Tweeter Home Entertainment
            Group, Inc.*                               5,143,125
   491,630  Ultimate Electronics, Inc.*               10,754,406
                                                  --------------
                                                      47,684,541
                                                  --------------
RETAIL (SPECIALTY)--1.4%
   243,625  Cost Plus, Inc.*                           7,278,297
   378,700  Linens 'n Things, Inc.*                   10,461,588
                                                  --------------
                                                      17,739,885
                                                  --------------
RETAIL (SPECIALTY-APPAREL)--0.8%
   390,725  The Men's Wearhouse, Inc.*                10,647,256
                                                  --------------
SERVICES (COMMERCIAL & CONSUMER)--6.4%
   546,785  Braun Consulting, Inc.*                    2,016,270
   442,854  Corporate Executive Board Company*        17,409,691
   399,535  Education Management Corporation*         14,283,376
   676,075  Rent-A-Center, Inc.*                      23,282,333
   673,565  Teletech Holdings, Inc.*                  12,376,757
   476,958  The Management Network Group, Inc.*        5,663,876
   208,110  Wireless Facilities, Inc.*                 7,543,988
                                                  --------------
                                                      82,576,291
                                                  --------------
SERVICES (COMPUTER SYSTEMS)--0.7%
   571,936  The Titan Corporation*                $    9,293,960
                                                  --------------
TELECOMMUNICATIONS
(CELLULAR/WIRELESS)--0.7%
   687,844  SpectraSite Holdings, Inc.*                9,070,943
                                                  --------------
TRUCKERS--1.1%
   467,075  C.H. Robinson Worldwide, Inc.             14,683,670
                                                  --------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$1,082,732,882)                              1,115,836,840
                                                  --------------
COMMON STOCKS (FOREIGN)--3.0%
MANUFACTURING (SPECIALIZED)--0.5%
   744,800 GSI Lumonics, Inc. Sponsored
               ADR (CA)*                               5,958,400
                                                  --------------
OFFICE EQUIPMENT & SUPPLIES--0.7%
   257,950  Optimal Robotics Corporation (CA)*         8,657,447
                                                  --------------
OIL & GAS (DRILLING & EQUIPMENT)--1.8%
   852,900  Core Laboratories NV (NE)*                23,294,831
                                                  --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$59,097,698)                                   37,910,678
                                                  --------------
14

PRINCIPAL AMOUNT                                    AMORTIZED COST
------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--15.4%
$42,700,000  American Express Credit Corporation
             6.40% 01/05/01                        $   42,669,636
 50,000,000  Ford Motor Credit Company
             6.52% 01/02/01                            49,990,945
  5,200,000  Morgan Stanley Dean Witter and
             Company
             6.65% 01/04/01                             5,197,118
 50,000,000  Morgan Stanley Dean Witter and
             Company
             6.70% 01/04/01                            49,972,083
 50,000,000  The Walt Disney Company
             6.52% 01/03/01                            49,981,889
                                                   --------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$197,811,671)
                                                      197,811,671
                                                   --------------
TOTAL INVESTMENTS--105.6%
(COST--$1,339,642,251)                             $1,351,559,189

OTHER ASSETS AND LIABILITIES--(5.6%)                  (71,499,508)
                                                   --------------
NET ASSETS--100.0%                                 $1,280,059,681
                                                   ==============
* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
Investment securities, at cost.......    $1,339,642,251
                                         --------------
Investment securities, at market.....     1,351,559,189
Cash.................................         3,222,751
Receivables:
  Investment securities sold.........         7,538,370
  Capital shares sold................         3,932,488
  Dividends..........................            33,240
Other assets.........................           189,177
                                         --------------
    Total Assets.....................     1,366,475,215
                                         --------------
LIABILITIES
Payables:
  Investment securities purchased....        76,220,949
  Capital shares redeemed............         7,707,185
  Advisory fees......................           831,905
  Shareholder servicing fees.........            83,446
  Accounting fees....................            25,762
  Distribution fees..................           848,807
  Other..............................           697,480
                                         --------------
    Total Liabilities................        86,415,534
                                         --------------
Net Assets...........................    $1,280,059,681
                                         ==============

Net Assets--Class A..................    $  131,297,679
Shares Outstanding--Class A..........         3,774,061
Net Asset Value, Redemption Price Per
  Share..............................    $        34.79
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $        36.91

Net Assets--Class B..................    $   50,883,370
Shares Outstanding--Class B..........         1,475,352
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $        34.49

Net Assets--Class C..................    $   25,275,407
Shares Outstanding--Class C..........           732,487
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $        34.51

Net Assets--Class F..................    $1,066,002,692
Shares Outstanding--Class F..........        30,682,134
Net Asset Value, Offering and
  Redemption Price Per Share.........    $        34.74

Net Assets--Class R..................    $    4,692,541
Shares Outstanding--Class R..........           134,558
Net Asset Value, Offering and
  Redemption Price Per Share.........    $        34.87

Net Assets--Class T..................    $    1,907,992
Shares Outstanding--Class T..........            54,999
Net Asset Value, Redemption Price Per
  Share..............................    $        34.69
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $        36.33

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended
December 31, 2000


INVESTMENT INCOME:
Income:
  Dividends..........................    $      509,122
  Interest...........................         9,648,260
                                         --------------
    Total Investment Income..........        10,157,382
                                         --------------
Expenses:
  Advisory fees--Note 2..............         9,769,369
  Shareholder servicing fees--Note 2.           707,215
  Accounting fees--Note 2............           385,998
  Distribution fees--Note 2..........         3,203,678
  Transfer agency fees--Note 2.......           728,398
  Registration fees..................           519,825
  Postage and mailing expenses.......           107,276
  Custodian fees and expenses--Note 2            50,182
  Printing expenses..................           210,097
  Legal and audit fees...............            96,057
  Directors' fees and expenses.......            95,195
  Line of credit expenses............            36,799
  Other expenses.....................           342,899
                                         --------------
    Total Expenses...................        16,252,988
    Earnings Credits.................          (294,977)
    Expense Offset to Broker
      Commissions....................            (3,000)
                                         --------------
    Net Expenses.....................        15,955,011
                                         --------------
  Net Investment (Loss)..............        (5,797,629)
                                         --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net Realized Gain (Loss) from  Security
  Transactions:
    Proceeds from long-term
      securities sold................     1,171,372,194
    Proceeds from long-term U.S.
      Government Obligations sold....                 0
    Cost of securities sold..........     1,131,622,052
                                         --------------
Net Realized Gain from Security
  Transactions.......................        39,750,142
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............                 0
Net Change in Unrealized
  Appreciation/Depreciation..........      (245,623,220)
                                         --------------
    Net Realized and Unrealized
      (Loss) on Investments and
      Foreign Currency Transactions..      (205,873,078)
                                         --------------
Net (Decrease) in Net Assets
  Resulting from Operations..........    ($ 211,670,707)
                                         ==============
Purchases of long-term securities....    $1,784,460,660
                                         ==============
Purchases of long-term U.S.
  Government Obligations.............    $            0
                                         ==============

SEE NOTES TO FINANCIAL STATEMENTS.

            STATEMENTS OF CHANGES IN NET ASSETS


                                             YEAR           YEAR OR PERIOD
                                            ENDED               ENDED
                                           12/31/00           12/31/99*
                                        --------------      --------------
OPERATIONS
Net Investment (Loss)................   $   (5,797,629)     $   (3,581,246)
Net Realized Gain from Security
  Transactions.......................       39,750,142         149,376,865
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............                0                   0
Net Change in Unrealized
  Appreciation/Depreciation..........     (245,623,220)        196,819,214
                                        --------------      --------------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations.......................     (211,670,707)        342,614,833
                                        --------------      --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A............................       (9,149,128)                  0
  Class B............................       (3,612,474)                  0
  Class C............................       (1,834,904)                  0
  Class F............................      (73,388,820)       (101,164,202)
  Class R............................         (324,533)                  0
  Class T............................         (131,093)                  0
                                        --------------      --------------
Net (Decrease) from Dividends and
  Distributions......................      (88,440,952)       (101,164,202)
                                        --------------      --------------

 * FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                             YEAR           YEAR OR PERIOD
                                            ENDED               ENDED
                                           12/31/00           12/31/99*
                                        --------------      --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A............................   $  276,460,454      $        1,000
  Class B............................       68,247,217               1,000
  Class C............................       35,135,356               1,000
  Class F............................      907,396,223         478,102,796
  Class R............................       10,828,336               1,000
  Class T............................        2,474,053               1,000
Shares issued in connection with
  acquisition
  Class F............................                0         112,828,331
Reinvested dividends and
  distributions
  Class A............................        7,959,327                   0
  Class B............................        2,973,456                   0
  Class C............................        1,176,781                   0
  Class F............................       65,953,518          90,038,106
  Class R............................          247,229                   0
  Class T............................          118,439                   0
                                        --------------      --------------
                                         1,378,970,389         680,974,233
Cost of shares redeemed
  Class A............................     (116,567,465)                  0
  Class B............................       (4,110,676)                  0
  Class C............................       (2,665,143)                  0
  Class F............................     (477,773,096)       (357,391,341)
  Class R............................       (3,712,997)                  0
  Class T............................         (126,912)                  0
                                        --------------      --------------
                                          (604,956,289)       (357,391,341)
                                        --------------      --------------
Net Increase from Capital Share
  Transactions.......................      774,014,100         323,582,892
                                        --------------      --------------
Net Increase in Net Assets...........      473,902,441         565,033,523

                                             YEAR           YEAR OR PERIOD
                                            ENDED               ENDED
                                           12/31/00           12/31/99*
                                        --------------      --------------
NET ASSETS
  Beginning of year..................   $  806,157,240      $  241,123,717
                                        --------------      --------------
  End of year........................   $1,280,059,681      $  806,157,240
                                        ==============      ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................   $1,275,408,076      $  497,770,800
Accumulated undistributed
  (distribution in excess of)
  net investment income..............                0                   0
Accumulated undistributed net
  realized gain from security
  transactions.......................       (7,265,334)         50,846,281
Unrealized appreciation on
  investments and foreign currency
  transactions.......................       11,916,939         257,540,159
                                        --------------      --------------
Total................................   $1,280,059,681      $  806,157,240
                                        ==============      ==============

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES.

   SEE NOTES TO FINANCIAL STATEMENTS.

            FINANCIAL HIGHLIGHTS
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS A SHARES
Net Asset Value, beginning of
  period.............................        $  40.88
Income from investment operations:
    Net investment (loss)............           (0.03)
    Net (losses) on securities (both
      realized and unrealized).......           (3.45)
                                             --------
         Total from investment
           operations................           (3.48)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (2.61)
                                             --------
         Total distributions.........           (2.61)
Net Asset Value, end of period.......        $  34.79
                                             ========
Total Return/Ratios
    Total return.....................           (8.18%)*
    Net assets, end of period
      (000s).........................        $131,298
    Net expenses to average net
      assets#........................            1.20%
    Gross expenses to average net
      assets#........................            1.24%
    Net investment (loss) to average
      net assets.....................           (0.21%)
    Portfolio turnover rate@.........             108%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................         $ 40.88
Income from investment operations:
    Net investment (loss)............           (0.21)
    Net (losses) on securities (both
      realized and unrealized).......           (3.57)
                                              -------
         Total from investment
           operations................           (3.78)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (2.61)
                                              -------
         Total distributions.........           (2.61)
Net Asset Value, end of period.......         $ 34.49
                                              =======
Total Return/Ratios
    Total return.....................           (8.92%)*
    Net assets, end of period
      (000s).........................         $50,883
    Net expenses to average net
      assets#........................            1.94%
    Gross expenses to average net
      assets#........................            1.97%
    Net investment (loss) to average
      net assets.....................           (1.02%)
    Portfolio turnover rate@.........             108%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................         $ 40.88
Income from investment operations:
    Net investment (loss)............           (0.19)
    Net (losses) on securities (both
      realized and unrealized).......           (3.57)
                                              -------
         Total from investment
           operations................           (3.76)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (2.61)
                                              -------
         Total distributions.........           (2.61)
Net Asset Value, end of period.......         $ 34.51
                                              =======
Total Return/Ratios
    Total return.....................           (8.87%)*
    Net assets, end of period (000s).         $25,275
    Net expenses to average net
      assets#........................            1.94%
    Gross expenses to average net
      assets#........................            1.97%
    Net investment (loss) to average
      net assets.....................           (1.01%)
    Portfolio turnover rate@.........             108%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                         YEAR ENDED DECEMBER 31,
                                        ----------------------------------------------------------
                                           2000         1999        1998        1997        1996
                                        ----------    --------    --------    --------    --------
CLASS F SHARES
Net Asset Value, beginning of
  period.............................   $    40.86    $  24.37    $  23.45    $  24.22    $  21.70
Income from investment operations:
    Net investment income (loss).....        (0.07)      (0.08)      (0.07)       0.07       (0.20)
    Net gains (losses) on securities
      (both realized and
      unrealized)....................        (3.44)      22.72        3.15        2.69        4.72
                                        ----------    --------    --------    --------    --------
        Total from investment
          operations.................        (3.51)      22.64        3.08        2.76        4.52
Less distributions:
    From net investment income.......         0.00        0.00        0.00        0.00        0.00
    From net realized gains..........        (2.61)      (6.15)      (2.16)      (3.53)      (2.00)
                                        ----------    --------    --------    --------    --------
        Total distributions..........        (2.61)      (6.15)      (2.16)      (3.53)      (2.00)
    Net Asset Value, end of period...   $    34.74    $  40.86    $  24.37    $  23.45    $  24.22
                                        ==========    ========    ========    ========    ========
Total Return/Ratios
    Total return.....................        (8.26%)     94.59%      14.19%      12.00%      21.20%
    Net assets, end of period (000s).   $1,066,003    $806,152    $241,124    $246,281    $247,494
    Net expenses to average net
      assets#........................         1.25%       1.45%       1.55%       1.52%       1.58%
    Gross expenses to average net
      assets#........................         1.28%       1.46%       1.57%       1.54%       1.59%
    Net investment (loss) to
      average net assets.............        (0.46%)     (0.96%)     (0.91%)     (0.55%)     (0.85%)
    Portfolio turnover rate@.........          108%        157%        121%         90%        106%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

  SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS R SHARES
Net Asset Value, beginning of
  period.............................         $40.88
Income from investment operations:
    Net investment (loss)*...........           0.00
    Net (losses) on securities (both
      realized and unrealized).......          (3.40)
                                              ------
         Total from investment
           operations................          (3.40)
Less distributions:
    From net investment income.......           0.00
    From net realized gains..........          (2.61)
                                              ------
         Total distributions.........          (2.61)
Net Asset Value, end of period.......         $34.87
                                              ======
Total Return/Ratios
    Total return.....................          (7.98%)
    Net assets, end of period (000s).         $4,693
    Net expenses to average net
      assets#........................           0.93%
    Gross expenses to average net
      assets#........................           0.96%
    Net investment income (loss) to
      average net assets.............           0.01%
    Portfolio turnover rate@.........            108%

* Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................         $40.88
Income from investment operations:
    Net investment (loss)............          (0.09)
    Net (losses) on securities (both
      realized and unrealized).......          (3.49)
                                              ------
         Total from investment
           operations................          (3.58)
Less distributions:
    From net investment income.......           0.00
    From net realized gains..........          (2.61)
                                              ------
         Total distributions.........          (2.61)
Net Asset Value, end of period.......         $34.69
                                              ======
Total Return/Ratios
    Total return.....................          (8.43%)*
    Net assets, end of period (000s).         $1,908
    Net expenses to average net
      assets#........................           1.44%
    Gross expenses to average net
      assets#........................           1.48%
    Net investment (loss) to average
      net assets.....................          (0.50%)
    Portfolio turnover rate@.........            108%

*   Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

    SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Discovery Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market.

   The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.

   FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

   ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

   In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements resulting from the adoption of this change.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

   Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $56,762 during the year ended December 31, 2000 from commissions earned on sales of Fund shares.

   Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $34,337 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.

   The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $139,472, $74,426, $35,332, and $2,348, respectively, for shareholder servicing fees under the plan.

   The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

   The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and Class T shares were charged $233,276, $105,995, $2,872,058, and $2,348, respectively, pursuant to the Distribution Plans.

   The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

   The officers of the Company are also officers and/or directors of Founders.

   Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
   $5,797,629                    $(9,420,805)                  $3,623,176

  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:

Net Capital Loss Carryovers..........       $            0
Post-October Capital Loss Deferral...       $   10,732,685
Post-October Currency Loss Deferral..       $            0
Federal Tax Cost.....................       $1,340,053,053
Unrealized Appreciation..............       $  187,641,928
Unrealized (Depreciation)............       $ (176,135,792)
Net Appreciation/(Depreciation)......       $   11,506,136

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4. FUND SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                           YEAR       YEAR OR PERIOD
                                           ENDED          ENDED
                                         12/31/00       12/31/99*
                                        -----------   --------------
CLASS A
      Shares sold....................     6,203,151             25
      Shares issued for dividends
        reinvested...................       241,192              0
      Shares redeemed................    (2,670,307)             0
      Net Increase in Shares
        Outstanding..................     3,774,036             25

CLASS B
      Shares sold....................     1,486,974             25
      Shares issued for dividends
        reinvested...................        90,820              0
      Shares redeemed................      (102,467)             0
      Net Increase in Shares
        Outstanding..................     1,475,327             25

CLASS C
      Shares sold....................       767,405             25
      Shares issued for dividends
        reinvested...................        35,932              0
      Shares redeemed................       (70,875)             0
      Net Increase in Shares
        Outstanding..................       732,462             25

CLASS F
      Shares sold....................    20,295,074     14,796,323
      Shares issued in connection
        with acquisition.............             0      4,485,102
      Shares issued for dividends
        reinvested...................     2,001,003      2,350,865
      Shares redeemed................   (11,346,106)   (11,793,719)
      Net Increase in Shares
        Outstanding..................    10,949,971      9,838,571

CLASS R
      Shares sold....................       228,955             25
      Shares issued for dividends
        reinvested...................         7,474              0
      Shares redeemed................      (101,896)             0
      Net Increase in Shares
        Outstanding..................       134,533             25

CLASS T
      Shares sold....................        54,858             25
      Shares issued for dividends
        reinvested...................         3,598              0
      Shares redeemed................        (3,482)             0
      Net Increase in Shares
        Outstanding..................        54,974             25

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

5. LINE OF CREDIT

Discovery, Mid-Cap Growth, and Passport Funds have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings will be limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings will be subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2000 there were no such borrowings.

            REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Discovery Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



/s/PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP

Denver, Colorado
February 6, 2001

OTHER INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 0.08% qualified for the dividends received deduction available to the Fund's corporate shareholders.

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2000, fiscal year distributions in the amount of $56,701,580 were considered long-term gains.

                              FOR MORE INFORMATION

                                        DREYFUS FOUNDERS
                                        DISCOVERY FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        TRANSFER AGENT &
To obtain information:                  DIVIDEND DISBURSING AGENT

By telephone                            Dreyfus Transfer, Inc.
Call your financial                     P.O. Box 9671
representative or                       Providence, RI  02940
1-800-554-4611
                                        DISTRIBUTOR
By mail  Write to:
Dreyfus Founders Funds                  Dreyfus Service Corporation
144 Glenn Curtiss Boulevard             200 Park Avenue
Uniondale, NY  11556-0144               New York, NY  10166




Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation                                182AR0012

DREYFUS FOUNDERS
FOCUS FUND





ANNUAL REPORT
DECEMBER 31, 2000










                          [DREYFUS FOUNDERS FUNDS LOGO]

                               TABLE OF CONTENTS

About this Report .........................................................   3
A Message from Founders ...................................................   4
Management Overview .......................................................   6
Statement of Investments ..................................................  12
Statement of Assets and Liabilities .......................................  14
Statement of Operations ...................................................  16
Statements of Changes in Net Assets .......................................  17
Financial Highlights ......................................................  20
Notes to Financial Statements .............................................  26
Report of Independent Accountants .........................................  33
Other Information .........................................................  34


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU      Australia          GR      Greece               NW      Norway
AT      Austria            HK      Hong Kong            PA      Panama
BR      Brazil             HU      Hungary              PL      Poland
CA      Canada             IE      Ireland              SA      South Africa
CN      China              IS      Israel               SG      Singapore
CR      Croatia            IT      Italy                SP      Spain
DE      Denmark            JA      Japan                SW      Sweden
FI      Finland            KR      South Korea          SZ      Switzerland
FR      France             LU      Luxembourg           TW      Taiwan
GE      Germany            MX      Mexico               UK      United Kingdom
                           NE      Netherlands

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
o NOT-FDIC-INSURED            o NOT BANK-GUARANTEED             o MAY LOSE VALUE
--------------------------------------------------------------------------------

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. An investment in a concentrated fund may involve greater risk and more volatility than a diversified fund.

COMPARATIVE INDEXES

The comparative indexes mentioned in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark accounts for both change in security price and reinvestment of any dividends or coupon payments. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

o The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.

o The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants and preferred stocks).

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A Message from Founders



[                 ]     Dear Fellow Shareholder:
[    PICTURE OF   ]
[ RICHARD W. SABO ]     With all of the anticipation surrounding the dawn of a
[                 ]     new millennium and the confidence stemming from 1999's
                        historic returns, we began the year 2000 with high
expectations. The NASDAQ seemed unstoppable, the "New Economy" continued to rewrite economic rules of yesterday, and the soaring tech sector retained its dominant position during the first few months of the year.

   Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000

Interest rate hikes and investors' questions about high stock valuations were the first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

   In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS

There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A Company Credo. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o The Importance of Discipline. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o Ready for Future Opportunities. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.

Respectfully,

/s/ RICHARD W. SABO
    Richard W. Sabo
    President and Chief Executive Officer
    Founders Asset Management LLC

MANAGEMENT OVERVIEW


[               ]     A DISCUSSION WITH PORTFOLIO MANAGER SCOTT CHAPMAN, CFA
[   PICTURE OF  ]
[ SCOTT CHAPMAN ]     HOW DID FOCUS FUND PERFORM DURING ITS FIRST YEAR?
[               ]     The Dreyfus Founders Focus Fund significantly outpaced its benchmarks and the majority of its peers for most of 2000, but in the fourth quarter the Fund gave up ground and underperformed for the one-year period ended December 31. Navigating the volatile market proved challenging, with the NASDAQ posting its worst annual return ever (-39.29%) and the Standard & Poor's 500 Index reporting its worst since 1977 (-9.12%). Indeed, it was a year during which extremes were the norm, and unfortunately the unfavorable market conditions finally caught up to Focus Fund. (See page 9 for the Fund's total returns.)

WHAT WERE SOME OF THE SETBACKS FOR THE FUND IN 2000?

The most significant setbacks for the Fund occurred in the fourth quarter, when announcements of earnings disappointments reached their height. Up until then, we'd avoided most of the high-profile landmines that went off all throughout 2000. However, in October the Fund was hard-hit by negative announcements from Halliburton, Lucent and NORTEL NETWORKS (the only one of these three that remained a Fund holding as of December 31, 2000).

--------------------------------------------------------------------------------
FUND AT A GLANCE

Focus Fund seeks long-term growth by normally investing in a concentrated portfolio of 20-30 common stocks that are selected for their long-term growth potential. Although the Fund can invest in any size company, it generally invests in larger, more established companies.
--------------------------------------------------------------------------------

We purchased Halliburton inresponse to research suggesting that the company would benefit from the long overdue expected increase in oil drilling activity stimulated by higher oil prices. Unfortunately, sometimes companies can surprise investors with bad news, and this proved to be the case with Halliburton, which reported that its engineering and construction divisions' revenues would be dropping. Lucent provided another unexpected letdown. Our research indicated that it was fundamentally sound and attractively priced with a P/E ratio of 23 times expected 2001 earnings and a stock price down to $30 from $80 earlier in 2000. However, the company ended up announcing a fourth earnings warning and fired its chairman. We subsequently sold both Halliburton and Lucent in response to these fundamental weaknesses, but not before some damage to the Fund's performance had been done.

   Meanwhile, Nortel Networks reported a better-than-expected 64% increase in third-quarter earnings, but revenues from the optical components segment fell -5% from the previous quarter. This sequential drop caused many investors to worry about the strength of the entire fiberoptics industry, which provides

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
43.25%     Technology
13.93%     Financials
12.71%     Healthcare
 6.91%     Consumer Cyclicals
 6.38%     Energy
 5.96%     Capital Goods
 5.20%     Consumer Staples
 5.66%     Cash & Equivalents
--------------------------------------------------------------------------------
Portfolio composition is subject to change.

technologies for optical networking. Throughout the year, Focus Fund placed particular emphasis on companies in this industry that are rebuilding the country's 100-year-old voice-centric communication network into a modern one designed to accommodate the heavy increase in data traffic. When Nortel's news sent a shock wave across the telecom equipment sector, we saw many Fund holdings drop in sympathy with Nortel, including JDS UNIPHASE, CORNING, and JUNIPER NETWORKS.

Rather than selling these companies, we retained them in the portfolio, opting to ride out the declines. There were several reasons for this. First, Nortel attributed its negative news to a temporary inventory build-up by customers, and this ceased to be an issue by the end of the fourth quarter. Second, the

--------------------------------------------------------------------------------
INSERT PLOT POINTS HERE
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Focus Fund on 12/31/99, the Fund's inception, to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

earnings reports issued by other Fund holdings in the industry remained strong. Finally--and perhaps most importantly--we believe that the long-term growth potential for the top fiberoptics companies is impossible to ignore. Data traffic, according to our research, has been doubling every three months.

WHAT WERE THE CHALLENGES OF MANAGING A CONCENTRATED GROWTH FUND IN SUCH A VOLATILE YEAR, AND HOW DID YOU MEET THESE CHALLENGES?

   The unusually high market volatility we saw in 2000 most notably hampered growth funds like Focus. Focus Fund has looked for opportunities presented by New Economy companies in industries such as wireless, Internet infrastructure, business-to-business e-commerce, and life sciences, and therefore the Fund

Average Annual Total Return as of 12/31/00

                               INCEPTION         1         5      10     SINCE
                                 DATE          YEAR      YEARS  YEARS  INCEPTION

CLASS A SHARES
  With sales charge (5.75%)    12/31/99      (31.61%)     --     --     (31.61%)
  Without sales charge         12/31/99      (27.44%)     --     --     (27.44%)

CLASS B SHARES
  With redemption*             12/31/99      (30.88%)     --     --     (30.88%)
  Without redemption           12/31/99      (28.00%)     --     --     (28.00%)

CLASS C SHARES
  With redemption**            12/31/99      (28.08%)     --     --     (28.08%)
  Without redemption           12/31/99      (28.08%)     --     --     (28.08%)

CLASS F SHARES                 12/31/99      (27.44%)     --     --     (27.44%)

CLASS R SHARES                 12/31/99      (24.64%)     --     --     (24.64%)

CLASS T SHARES
  With sales charge (4.50%)    12/31/99      (30.24%)     --     --     (30.24%)
  Without sales charge         12/31/99      (26.96%)     --     --     (26.96%)


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

invested in companies that tended to have higher P/E ratios than their Old Economy counterparts. In 2000's uncertain environment, many investors turned away from companies with relatively high P/Es, looking instead to value-oriented investments in utilities, financials, and energy.

   It was a challenge to maintain our growth discipline under these circumstances, but we continued to seek investments the best way we know how: by conducting bottom-up research to identify those companies with sustainable competitive advantages and superior earnings growth potential. We believe that while many of these firms were not recognized in 2000, their fundamental strengths still made them attractive, long-term investments.

   Some holdings managed to do well even as the market fell. For example, EMC CORPORATION posted a 21.7% return in 2000. The company designs intelligent enterprise storage and retrieval systems for open-system, mainframe, and mid-range environments. These storage systems, as well as the company's software products and services, provide information access and storage solutions for applications such as online reservation systems. The proliferation of Internet use, multimedia traffic, and e-commerce applications is generating

--------------------------------------------------------------------------------
LARGEST EQUITY HOLDINGS

  1.  Pfizer, Inc.                                                        6.95%
  2.  Smith International, Inc.                                           6.38%
  3.  Berkshire Hathaway, Inc.                                            5.71%
  4.  Citigroup, Inc.                                                     5.32%
  5.  Check Point Software Technologies Limited                           5.27%
  6.  Cisco Systems, Inc.                                                 5.10%
  7.  EMC Corporation                                                     4.52%
  8.  Oracle Systems Corporation                                          3.85%
  9.  Kohl's Corporation                                                  3.55%
 10.  VERITAS Software                                                    3.50%
--------------------------------------------------------------------------------
Portfolio holdings are subject to change.

an increasing amount of data, which in turn is creating demand for robust storage systems. E-commerce transactions alone continue to generate large amounts of data. And as the leading data storage company, EMC benefited the most from these trends during the year.

   Another challenge in 2000 was navigating the tough market conditions as a concentrated fund. Focus Fund's portfolio is comprised of 20-30 stocks-- a relatively small number of holdings. We take this approach so that the Fund represents some of our best ideas. A smaller number of heavier-weighted holdings, however, also makes for less diversity, which in turn invites greater volatility. This was evident in the Fund's fourth-quarter drop-off, which was precipitated by its exposure to Nortel Networks and the fiberoptics industry. Again, we met this challenge by focusing on fundamentals rather than market movements--a strategy that we believe may help the Fund going forward.

WHAT DO YOU SEE AHEAD FOR FOCUS FUND?

Although we are optimistic that the easing of the Federal Reserve Board's policies and the recent abatement of energy prices may boost growth stocks' performance, predicting the market's direction--especially in today's volatile environment--is impossible. We prefer to simply stay focused on the strategies that have historically proven best for our investors: conducting exhaustive, hands-on research, maintaining our valuation discipline, and cultivating the patience to ride through market extremes.

/s/ SCOTT CHAPMAN
    Scott Chapman, CFA
    Portfolio Manager

STATEMENT OF INVESTMENTS
DECEMBER 31, 2000


SHARES                                             MARKET VALUE
---------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-86.4%
COMMUNICATION EQUIPMENT-9.7%
     1,300  Comverse
            Technology, Inc.*                     $     141,213
     1,625  Corning, Inc.                                85,820
     1,567  JDS Uniphase Corporation*                    65,422
     4,775  TyCom Limited*                              106,841
                                                  -------------
                                                        399,296
                                                  -------------
COMPUTERS (HARDWARE)-3.3%
       550  Juniper Networks, Inc.*                      69,403
     2,400  Palm, Inc.*                                  67,800
                                                  -------------
                                                        137,203
                                                  -------------
COMPUTERS (NETWORKING)-5.0%
     5,500  Cisco Systems, Inc.*                        210,375
                                                  -------------
COMPUTERS (PERIPHERALS)-4.5%
     2,800  EMC Corporation*                            186,200
                                                  -------------
COMPUTERS (SOFTWARE & SERVICES)-7.4%
     5,450  Oracle Corporation*                         158,731
     1,650  VERITAS Software Corporation*               144,375
                                                  -------------
                                                        303,106
                                                  -------------
ELECTRICAL EQUIPMENT-2.9%
     3,562  Solectron Corporation*                      120,752
                                                  -------------
ELECTRONICS (SEMICONDUCTORS)-3.0%
     1,125  Analog Devices, Inc.*                        57,586
     1,375  Texas Instruments, Inc.*                     65,141
                                                  -------------
                                                        122,727
                                                  -------------
ENTERTAINMENT-5.2%
     1,975  Time Warner, Inc.                     $     103,174
     2,375  Viacom, Inc. Class B*                       111,031
                                                  -------------
                                                        214,205
                                                  -------------
FINANCIAL (DIVERSIFIED)-5.3%
     4,291  Citigroup, Inc.                             219,109
                                                  -------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-9.3%
     1,050  Merck & Company, Inc.                        98,306
     6,225  Pfizer, Inc.                                286,350
                                                  -------------
                                                        384,656
                                                  -------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-3.4%
     1,575  Baxter
            International, Inc.                         139,092
                                                  -------------
INSURANCE (PROPERTY-CASUALTY)-5.7%
       100  Berkshire
            Hathaway, Inc.*                             235,400
                                                  -------------
MANUFACTURING (DIVERSIFIED)-3.0%
     2,250  Tyco International Limited                  124,875
                                                  -------------
OIL & GAS (DRILLING & EQUIPMENT)-6.4%
     3,525  Smith
            International, Inc.*                        262,833
                                                  -------------

SHARES                                             MARKET VALUE
---------------------------------------------------------------
RETAIL (BUILDING SUPPLIES)-3.4%
     3,025  The Home Depot, Inc.                  $     138,205
                                                  -------------
RETAIL (DEPARTMENT STORES)-3.6%
     2,400  Kohl's Corporation*                         146,400
                                                  -------------
SAVINGS & LOANS-2.9%
     2,250  Washington
            Mutual, Inc.                                119,391
                                                  -------------
SERVICES (DATA PROCESSING)-2.4%
     2,250  Concord EFS, Inc.*                           98,719
                                                  -------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$4,059,994)                                     3,562,544
                                                  -------------
COMMON STOCKS (FOREIGN)-7.9%
COMMUNICATION EQUIPMENT-2.6%
     2,475  Nokia Oyj Sponsored ADR (FI)                107,662
                                                  -------------
COMPUTERS (SOFTWARE & SERVICES)-5.3%
     1,625  Check Point
            Software Technologies
            Limited (IS)*                               217,039
                                                  -------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$386,823)                                         324,701
                                                  -------------



PRINCIPAL AMOUNT                                 AMORTIZED COST
---------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTE-9.7%
  $400,000  Federal Home Loan Mortgage
            Corporation 5.15% 01/02/01            $     399,943
                                                  -------------
TOTAL U.S. AGENCY
DISCOUNT NOTE                                           399,943
                                                  -------------
(AMORTIZED COST-$399,943)

TOTAL INVESTMENTS-104.0%
(COST-$4,846,760)                                     4,287,188

OTHER ASSETS AND LIABILITIES-(4.0%)
                                                       (165,873)
                                                  -------------
NET ASSETS-100.0%                                 $   4,121,315
                                                  =============

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities, at cost.......    $4,846,760
                                         ----------
Investment securities, at market.....     4,287,188
Cash.................................         9,811
Receivables:
  Capital shares sold................        36,753
  Dividends and interest.............         2,218
  From adviser.......................        35,782
Other assets.........................         1,308
                                         ----------
    Total Assets.....................     4,373,060
                                         ----------
LIABILITIES
Payables:
  Investment securities purchased....       224,675
  Capital shares redeemed............        16,173
  Advisory fees......................         3,052
  Shareholder servicing fees.........         1,449
  Accounting fees....................            87
  Distribution fees..................         1,870
  Other..............................         4,439
                                         ----------
    Total Liabilities................       251,745
                                         ----------
Net Assets...........................    $4,121,315
                                         ==========

Net Assets--Class A..................    $  332,049
Shares Outstanding--Class A..........        36,627
Net Asset Value and Redemption Price
  Per Share..........................    $     9.07
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $     9.62

Net Assets--Class B..................    $  502,168
Shares Outstanding--Class B..........        55,814
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $     9.00

Net Assets--Class C..................    $   74,371
Shares Outstanding--Class C..........         8,273
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $     8.99

Net Assets--Class F..................    $3,199,828
Shares Outstanding--Class F..........       352,675
Net Asset Value, Offering and
  Redemption Price Per Share.........    $     9.07

Net Assets--Class R..................    $      754
Shares Outstanding--Class R..........            80
Net Asset Value, Offering and
  Redemption Price Per Share.........    $     9.42

Net Assets--Class T..................    $   12,145
Shares Outstanding--Class T..........         1,330
Net Asset Value and Redemption Price
  Per Share..........................    $     9.13
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $     9.56

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2000


INVESTMENT INCOME:
Income:
  Dividends..........................    $    11,852
  Interest...........................         18,283
  Foreign taxes withheld.............           (219)
                                         -----------
    Total Investment Income..........         29,916
                                         -----------
Expenses:
  Advisory fees--Note 2..............         57,268
  Shareholder servicing fees--Note 2.         15,720
  Accounting fees--Note 2............          1,728
  Distribution fees--Note 2..........         18,744
  Transfer agency fees--Note 2.......         17,350
  Registration fees..................         38,892
  Postage and mailing expenses.......            564
  Custodian fees and expenses--Note 2         10,543
  Printing expenses..................          1,818
  Legal and audit fees...............            376
  Directors' fees and expenses.......            430
  Other expenses.....................          2,125
                                         -----------
    Total Expenses...................        165,558
    Earnings Credits.................         (7,931)
    Reimbursed/Waived Expenses.......        (50,579)
    Expense Offset to Broker
      Commissions....................           (425)
                                         -----------
    Net Expenses.....................        106,623
                                         -----------
Net Investment (Loss)................        (76,707)
                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
    Proceeds from long-term
      securities sold................     22,724,168
    Proceeds from long-term U.S.
      Government Obligations.........              0
    Cost of securities sold..........     24,503,287
                                         -----------
Net Realized (Loss) from Security
  Transactions.......................     (1,779,119)
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............              0
Net Change in Unrealized
  Appreciation/Depreciation..........       (573,933)
                                         -----------
    Net Realized and Unrealized
      (Loss) on Investments and
      Foreign Currency Transactions..     (2,353,052)
                                         -----------
Net (Decrease) in Net Assets
  Resulting from Operations..........    $(2,429,759)
                                         ===========
Purchases of long-term securities....    $27,043,750
                                         ===========
Purchases of long-term U.S.
  Government Obligations.............    $         0
                                         ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS


                                           YEAR            PERIOD
                                           ENDED            ENDED
                                         12/31/00         12/31/99*
                                        -----------      -----------
OPERATIONS
Net Investment Income (Loss).........   $   (76,707)     $        72
Net Realized (Loss) from Security
  Transactions.......................    (1,779,119)               0
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............             0                0
Net Change in Unrealized
  Appreciation/Depreciation..........      (573,933)          14,361
                                        -----------      -----------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations.    (2,429,759)          14,433
                                        -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
In Excess of Net Investment Income
  Class A............................           (27)               0
  Class B............................            (9)               0
  Class C............................            (9)               0
  Class F............................            (9)               0
  Class R............................            (9)               0
  Class T............................            (9)               0
                                        -----------      -----------
Net (Decrease) from Dividends and
  Distributions......................           (72)               0
                                        -----------      -----------

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO
DECEMBER 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                           YEAR            PERIOD
                                           ENDED            ENDED
                                         12/31/00         12/31/99*
                                        -----------      -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A............................   $   539,426      $   750,000
  Class B............................       818,638          250,000
  Class C............................        96,992          250,000
  Class F............................     8,985,535          250,000
  Class R............................             0          250,000
  Class T............................        17,365          250,000
Reinvested dividends and
distributions
  Class A............................            27                0
  Class B............................             9                0
  Class C............................             9                0
  Class F............................             9                0
  Class R............................             9                0
  Class T............................             9                0
                                        -----------      -----------
                                         10,458,028        2,000,000
Cost of shares redeemed
  Class A............................      (861,295)               0
  Class B............................      (308,205)               0
  Class C............................      (254,525)               0
  Class F............................    (3,993,713)               0
  Class R............................      (252,737)               0
  Class T............................      (250,840)               0
                                        -----------      -----------
                                         (5,921,315)               0
                                        -----------      -----------
  Net Increase from Capital Share
    Transactions.....................     4,536,713        2,000,000
                                        -----------      -----------
  Net Increase in Net Assets.........     2,106,882        2,014,433
                                        -----------      -----------

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                           YEAR            PERIOD
                                           ENDED            ENDED
                                         12/31/00         12/31/99*
                                        -----------      -----------
NET ASSETS
  Beginning of period................   $ 2,014,433      $         0
                                        -----------      -----------
  End of period......................   $ 4,121,315      $ 2,014,433
                                        ===========      ===========
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................   $ 6,460,006      $ 2,000,000
Accumulated undistributed
  (distribution in excess of)
  net investment income..............             0               72
Accumulated undistributed net
  realized gain (loss)
  from security transactions.........    (1,779,119)               0
Unrealized appreciation
  (depreciation) on investments
  and foreign currency transactions..      (559,572)          14,361
                                        -----------      -----------
Total................................   $ 4,121,315      $ 2,014,433
                                        ===========      ===========

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO
DECEMBER 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

            FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS A SHARES
Net Asset Value, beginning of
  period.............................         $12.50
Income from investment operations:
    Net investment (loss)............          (0.15)
    Net gains (losses) on securities
      (both realized and unrealized).          (3.28)
                                              ------
         Total from investment
           operations................          (3.43)
Less distributions:
    From net investment income*......           0.00
    From net realized gains..........           0.00
                                              ------
         Total distributions                    0.00
Net Asset Value, end of period.......         $ 9.07
                                              ======
Total Return/Ratios
    Total return.....................         (27.44%)**
    Net assets, end of period (000s).         $  332
    Net expenses to average net
      assets#,+......................           1.50%
    Gross expenses to average net
      assets#,+......................           1.60%
    Net investment (loss) to average
      net assets+....................          (0.92%)
    Portfolio turnover rate@.........            372%

* Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per-share basis.

** Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratio would have been 2.02%. The gross expense ratio would have been 2.12%. The net investment income ratio would have been (1.44%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................         $12.50
Income from investment operations:
    Net investment (loss)............          (0.19)
    Net gains (losses) on securities
      (both realized and unrealized).          (3.31)
                                              ------
         Total from investment
           operations................          (3.50)
Less distributions:
    From net investment income*......           0.00
    From net realized gains..........           0.00
                                              ------
         Total distributions.........           0.00
Net Asset Value, end of period.......         $ 9.00
                                              ======
Total Return/Ratios
    Total return.....................         (28.00%)**
    Net assets, end of period (000s).         $  502
    Net expenses to average net
      assets#,+......................           2.25%
    Gross expenses to average net
      assets#,+......................           2.40%
    Net investment (loss) to average
      net assets+....................          (1.81%)
    Portfolio turnover rate@.........            372%

* Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per-share basis.

** Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratio would have been 3.07%. The gross expense ratio would have been 3.22%. The net investment income ratio would have been (2.63%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................         $12.50
Income from investment operations:
    Net investment (loss)............          (0.31)
    Net gains (losses) on securities
      (both realized and unrealized).          (3.20)
                                              ------
         Total from investment
           operations................          (3.51)
Less distributions:
    From net investment income*......           0.00
    From net realized gains..........           0.00
                                              ------
         Total distributions.........           0.00
Net Asset Value, end of period.......         $ 8.99
                                              ======
Total Return/Ratios
    Total return.....................         (28.08%)**
    Net assets, end of period (000s).         $   74
    Net expenses to average net
      assets#,+......................           2.25%
    Gross expenses to average net
      assets#,+......................           2.33%
    Net investment (loss) to average
      net assets+....................          (1.64%)
    Portfolio turnover rate@.........            372%

* Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per-share basis.

** Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratio would have been 2.57%. The gross expense ratio would have been 2.65%. The net investment income ratio would have been (1.97%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS F SHARES
Net Asset Value, beginning of
  period.............................         $12.50
Income from investment operations:
    Net investment (loss)............          (0.16)
    Net (losses) on securities (both
      realized and unrealized).......          (3.27)
                                              ------
         Total from investment
           operations................          (3.43)
Less distributions:
    From net investment income*......           0.00
    From net realized gains..........           0.00
                                              ------
         Total distributions.........           0.00
Net Asset Value, end of period.......         $ 9.07
                                              ======
Total Return/Ratios
    Total return.....................         (27.44%)
    Net assets, end of period (000s).         $3,200
    Net expenses to average net
      assets#,+......................           1.50%
    Gross expenses to average net
      assets#,+......................           1.63%
    Net investment (loss) to average
      net assets+....................          (1.09%)
    Portfolio turnover rate@.........            372%


* Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per-share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratio would have been 2.32%. The gross expense ratio would have been 2.45%. The net investment income ratio would have been (1.91%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS R SHARES
Net Asset Value, beginning of
  period.............................         $12.50
Income from investment operations:
    Net investment (loss)............          (8.91)
    Net gains on securities (both
      realized and unrealized).......           5.83
                                              ------
         Total from investment
           operations................          (3.08)
Less distributions:
    From net investment income*......           0.00
    From net realized gains..........           0.00
                                              ------
         Total distributions.........           0.00
Net Asset Value, end of period.......         $ 9.42
                                              ======
Total Return/Ratios
    Total return.....................         (24.64%)
    Net assets, end of period (000s).         $    1
    Net expenses to average net
      assets#........................           1.21%
    Gross expenses to average net
      assets#........................           1.26%
    Net investment (loss) to average
      net assets.....................          (0.56%)
    Portfolio turnover rate@.........            372%


* Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per-share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................         $12.50
Income from investment operations:
    Net investment (loss)............          (1.08)
    Net (losses) on securities (both
      realized and unrealized).......          (2.29)
                                              ------
         Total from investment
           operations................          (3.37)
Less distributions:
    From net investment income*......           0.00
    From net realized gains..........           0.00
                                              ------
         Total distributions.........           0.00
Net Asset Value, end of period.......         $ 9.13
                                              ======
Total Return/Ratios
    Total return.....................         (26.96%)**
    Net assets, end of period (000s).         $   12
    Net expenses to average net
      assets#, +.....................           1.75%
    Gross expenses to average net
      assets#, +.....................           1.80%
    Net investment (loss) to average
      net assets+....................          (1.10%)
    Portfolio turnover rate@.........            372%

* Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per-share basis.

** Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratio would have been 1.80%. The gross expense ratio would have been 1.85%. The net investment income ratio would have been (1.15%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Focus Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market.

   The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.

   FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.

   ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

   In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements resulting from the adoption of this change.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.85% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.75% of net assets in excess of $500 million.

   Founders has agreed to limit the total expenses of Focus Fund so that "Net expenses to average net assets" will not exceed 1.50% for Class A and Class F shares, 2.25% for Class B and Class C shares, 1.25% for Class R shares, and 1.75% for Class T shares. This limit will extend through at least May 31, 2001, and will not be terminated without the prior approval of the Company's board of directors. For the year ended December 31, 2000, $50,579 was reimbursed to the Fund.

   Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $5,461 during the year ended December 31, 2000 from commissions earned on sales of fund shares.

   Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $967 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.

   The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $1,457, $1,451, $386, and $326, respectively, for shareholder servicing fees under the plan.

   The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

   The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and Class T shares were charged $4,355, $1,158, $12,905, and $326, respectively, pursuant to the Distribution Plans.

   The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

   The officers of the Company are also officers and/or directors of Founders.

   Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
    $  76,707                         $ 0                       $ (76,707)

   Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:

Net Capital Loss Carryovers ................        $ 1,186,406
Post-October Capital Loss Deferral .........        $   440,611
Post-October Currency Loss Deferral ........        $         0
Federal Tax Cost ...........................        $ 4,998,862
Unrealized Appreciation ....................        $    12,879
Unrealized (Depreciation) ..................        $  (724,553)
Net Appreciation/(Depreciation) ............        $  (711,674)

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4. FUND SHARE TRANSACTIONS

The Fund is authorized to issue 300 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:


                                           YEAR       PERIOD
                                          ENDED        ENDED
                                         12/31/00    12/31/99*
                                         --------    ---------
CLASS A
      Shares sold....................     44,911      60,000
      Shares issued for dividends
        reinvested...................          0           0
      Shares redeemed................    (68,284)          0
      Net Increase (Decrease) in
        Shares Outstanding...........    (23,373)     60,000

CLASS B
      Shares sold....................     60,592      20,000
      Shares issued for dividends
        reinvested...................          0           0
      Shares redeemed................    (24,778)          0
      Net Increase (Decrease) in
        Shares Outstanding...........     35,814      20,000

CLASS C
      Shares sold....................      8,508      20,000
      Shares issued for dividends
        reinvested...................          0           0
      Shares redeemed................    (20,235)          0
      Net Increase (Decrease) in
        Shares Outstanding...........    (11,727)     20,000

CLASS F
      Shares sold....................    672,273      20,000
      Shares issued for dividends
        reinvested...................          0           0
      Shares redeemed................   (339,598)          0
      Net Increase (Decrease) in
        Shares Outstanding...........    332,675      20,000

CLASS R
      Shares sold....................          0      20,000
      Shares issued for dividends
        reinvested...................          0           0
      Shares redeemed................    (19,920)          0
      Net Increase (Decrease) in
        Shares Outstanding...........    (19,920)     20,000

CLASS T
      Shares sold....................      1,250      20,000
      Shares issued for dividends
        reinvested...................          0           0
      Shares redeemed................    (19,920)          0
      Net Increase (Decrease) in
        Shares Outstanding...........    (18,670)     20,000

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO
DECEMBER 31, 1999.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Focus Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period December 30, 1999 (commencement of operations) through December 31, 1999, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



/s/ PRICEWATERHOUSECOOPERS LLP
    PricewaterhouseCoopers LLP

    Denver, Colorado
    February 6, 2001

OTHER INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

FOR MORE INFORMATION

DREYFUS FOUNDERS FOCUS FUND                    DISTRIBUTOR
2930 East Third Avenue                         Dreyfus Service Corporation
Denver, CO  80206                              200 Park Avenue
                                               New York, NY  10166
DREYFUS ASSET MANAGEMENT LLC                   FUND DIRECTORS
2930 East Third Avenue                         Eugene H. Vaughan, Jr., Chairman
Denver, CO  80206                              Alan S. Danson
                                               Joan D. Manley
TRANSFER AGENT AND                             Robert P. Mastrovita
DIVIDEND DISBURSING AGENT                      Trygve E. Myhren
Investors Trust Company                        George W. Phillips
801 Pennsylvania                               Jay A. Precourt
Kansas City, MO  64105


HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.







This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2001

(C) 2001, Founders Asset Management, LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

DREYFUS FOUNDERS
FOCUS FUND





ANNUAL REPORT
DECEMBER 31, 2000

                               TABLE OF CONTENTS

About this Report .........................................................   3
A Message from Founders ...................................................   4
Management Overview .......................................................   6
Statement of Investments ..................................................  12
Statement of Assets and Liabilities .......................................  14
Statement of Operations ...................................................  16
Statements of Changes in Net Assets .......................................  17
Financial Highlights ......................................................  20
Notes to Financial Statements .............................................  26
Report of Independent Accountants .........................................  33
Other Information .........................................................  34


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU      Australia          GR      Greece               NW      Norway
AT      Austria            HK      Hong Kong            PA      Panama
BR      Brazil             HU      Hungary              PL      Poland
CA      Canada             IE      Ireland              SA      South Africa
CN      China              IS      Israel               SG      Singapore
CR      Croatia            IT      Italy                SP      Spain
DE      Denmark            JA      Japan                SW      Sweden
FI      Finland            KR      South Korea          SZ      Switzerland
FR      France             LU      Luxembourg           TW      Taiwan
GE      Germany            MX      Mexico               UK      United Kingdom
                           NE      Netherlands

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
o NOT-FDIC-INSURED            o NOT BANK-GUARANTEED             o MAY LOSE VALUE
--------------------------------------------------------------------------------

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. An investment in a concentrated fund may involve greater risk and more volatility than a diversified fund.

COMPARATIVE INDEXES

The comparative indexes mentioned in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark accounts for both change in security price and reinvestment of any dividends or coupon payments. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

o The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.

o The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants and preferred stocks).

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A Message from Founders



[                 ]     Dear Fellow Shareholder:
[    PICTURE OF   ]
[ RICHARD W. SABO ]     With all of the anticipation surrounding the dawn of a
[                 ]     new millennium and the confidence stemming from 1999's
                        historic returns, we began the year 2000 with high
expectations. The NASDAQ seemed unstoppable, the "New Economy" continued to rewrite economic rules of yesterday, and the soaring tech sector retained its dominant position during the first few months of the year.

   Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000

Interest rate hikes and investors' questions about high stock valuations were the first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

   In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS

There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A Company Credo. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o The Importance of Discipline. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o Ready for Future Opportunities. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.

Respectfully,

/s/ RICHARD W. SABO
    Richard W. Sabo
    President and Chief Executive Officer
    Founders Asset Management LLC

MANAGEMENT OVERVIEW


[               ]     A DISCUSSION WITH PORTFOLIO MANAGER SCOTT CHAPMAN, CFA
[   PICTURE OF  ]
[ SCOTT CHAPMAN ]     HOW DID FOCUS FUND PERFORM DURING ITS FIRST YEAR?
[               ]     The Dreyfus Founders Focus Fund significantly outpaced its benchmarks and the majority of its peers for most of 2000, but in the fourth quarter the Fund gave up ground and underperformed for the one-year period ended December 31. Navigating the volatile market proved challenging, with the NASDAQ posting its worst annual return ever (-39.29%) and the Standard & Poor's 500 Index reporting its worst since 1977 (-9.12%). Indeed, it was a year during which extremes were the norm, and unfortunately the unfavorable market conditions finally caught up to Focus Fund. (See page 9 for the Fund's total returns.)

WHAT WERE SOME OF THE SETBACKS FOR THE FUND IN 2000?

The most significant setbacks for the Fund occurred in the fourth quarter, when announcements of earnings disappointments reached their height. Up until then, we'd avoided most of the high-profile landmines that went off all throughout 2000. However, in October the Fund was hard-hit by negative announcements from Halliburton, Lucent and NORTEL NETWORKS (the only one of these three that remained a Fund holding as of December 31, 2000).

--------------------------------------------------------------------------------
FUND AT A GLANCE

Focus Fund seeks long-term growth by normally investing in a concentrated portfolio of 20-30 common stocks that are selected for their long-term growth potential. Although the Fund can invest in any size company, it generally invests in larger, more established companies.
--------------------------------------------------------------------------------

We purchased Halliburton inresponse to research suggesting that the company would benefit from the long overdue expected increase in oil drilling activity stimulated by higher oil prices. Unfortunately, sometimes companies can surprise investors with bad news, and this proved to be the case with Halliburton, which reported that its engineering and construction divisions' revenues would be dropping. Lucent provided another unexpected letdown. Our research indicated that it was fundamentally sound and attractively priced with a P/E ratio of 23 times expected 2001 earnings and a stock price down to $30 from $80 earlier in 2000. However, the company ended up announcing a fourth earnings warning and fired its chairman. We subsequently sold both Halliburton and Lucent in response to these fundamental weaknesses, but not before some damage to the Fund's performance had been done.

   Meanwhile, Nortel Networks reported a better-than-expected 64% increase in third-quarter earnings, but revenues from the optical components segment fell -5% from the previous quarter. This sequential drop caused many investors to worry about the strength of the entire fiberoptics industry, which provides

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
43.25%     Technology
13.93%     Financials
12.71%     Healthcare
 6.91%     Consumer Cyclicals
 6.38%     Energy
 5.96%     Capital Goods
 5.20%     Consumer Staples
 5.66%     Cash & Equivalents
--------------------------------------------------------------------------------
Portfolio composition is subject to change.

technologies for optical networking. Throughout the year, Focus Fund placed particular emphasis on companies in this industry that are rebuilding the country's 100-year-old voice-centric communication network into a modern one designed to accommodate the heavy increase in data traffic. When Nortel's news sent a shock wave across the telecom equipment sector, we saw many Fund holdings drop in sympathy with Nortel, including JDS UNIPHASE, CORNING, and JUNIPER NETWORKS.

Rather than selling these companies, we retained them in the portfolio, opting to ride out the declines. There were several reasons for this. First, Nortel attributed its negative news to a temporary inventory build-up by customers, and this ceased to be an issue by the end of the fourth quarter. Second, the

--------------------------------------------------------------------------------
INSERT PLOT POINTS HERE
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Focus Fund on 12/31/99, the Fund's inception, to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

earnings reports issued by other Fund holdings in the industry remained strong. Finally--and perhaps most importantly--we believe that the long-term growth potential for the top fiberoptics companies is impossible to ignore. Data traffic, according to our research, has been doubling every three months.

WHAT WERE THE CHALLENGES OF MANAGING A CONCENTRATED GROWTH FUND IN SUCH A VOLATILE YEAR, AND HOW DID YOU MEET THESE CHALLENGES?

   The unusually high market volatility we saw in 2000 most notably hampered growth funds like Focus. Focus Fund has looked for opportunities presented by New Economy companies in industries such as wireless, Internet infrastructure, business-to-business e-commerce, and life sciences, and therefore the Fund

Average Annual Total Return as of 12/31/00

                               INCEPTION         1         5      10     SINCE
                                 DATE          YEAR      YEARS  YEARS  INCEPTION

CLASS A SHARES
  With sales charge (5.75%)    12/31/99      (31.61%)     --     --     (31.61%)
  Without sales charge         12/31/99      (27.44%)     --     --     (27.44%)

CLASS B SHARES
  With redemption*             12/31/99      (30.88%)     --     --     (30.88%)
  Without redemption           12/31/99      (28.00%)     --     --     (28.00%)

CLASS C SHARES
  With redemption**            12/31/99      (28.08%)     --     --     (28.08%)
  Without redemption           12/31/99      (28.08%)     --     --     (28.08%)

CLASS F SHARES                 12/31/99      (27.44%)     --     --     (27.44%)

CLASS R SHARES                 12/31/99      (24.64%)     --     --     (24.64%)

CLASS T SHARES
  With sales charge (4.50%)    12/31/99      (30.24%)     --     --     (30.24%)
  Without sales charge         12/31/99      (26.96%)     --     --     (26.96%)


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

invested in companies that tended to have higher P/E ratios than their Old Economy counterparts. In 2000's uncertain environment, many investors turned away from companies with relatively high P/Es, looking instead to value-oriented investments in utilities, financials, and energy.

   It was a challenge to maintain our growth discipline under these circumstances, but we continued to seek investments the best way we know how: by conducting bottom-up research to identify those companies with sustainable competitive advantages and superior earnings growth potential. We believe that while many of these firms were not recognized in 2000, their fundamental strengths still made them attractive, long-term investments.

   Some holdings managed to do well even as the market fell. For example, EMC CORPORATION posted a 21.7% return in 2000. The company designs intelligent enterprise storage and retrieval systems for open-system, mainframe, and mid-range environments. These storage systems, as well as the company's software products and services, provide information access and storage solutions for applications such as online reservation systems. The proliferation of Internet use, multimedia traffic, and e-commerce applications is generating

--------------------------------------------------------------------------------
LARGEST EQUITY HOLDINGS

  1.  Pfizer, Inc.                                                        6.95%
  2.  Smith International, Inc.                                           6.38%
  3.  Berkshire Hathaway, Inc.                                            5.71%
  4.  Citigroup, Inc.                                                     5.32%
  5.  Check Point Software Technologies Limited                           5.27%
  6.  Cisco Systems, Inc.                                                 5.10%
  7.  EMC Corporation                                                     4.52%
  8.  Oracle Systems Corporation                                          3.85%
  9.  Kohl's Corporation                                                  3.55%
 10.  VERITAS Software                                                    3.50%
--------------------------------------------------------------------------------
Portfolio holdings are subject to change.

an increasing amount of data, which in turn is creating demand for robust storage systems. E-commerce transactions alone continue to generate large amounts of data. And as the leading data storage company, EMC benefited the most from these trends during the year.

   Another challenge in 2000 was navigating the tough market conditions as a concentrated fund. Focus Fund's portfolio is comprised of 20-30 stocks-- a relatively small number of holdings. We take this approach so that the Fund represents some of our best ideas. A smaller number of heavier-weighted holdings, however, also makes for less diversity, which in turn invites greater volatility. This was evident in the Fund's fourth-quarter drop-off, which was precipitated by its exposure to Nortel Networks and the fiberoptics industry. Again, we met this challenge by focusing on fundamentals rather than market movements--a strategy that we believe may help the Fund going forward.

WHAT DO YOU SEE AHEAD FOR FOCUS FUND?

Although we are optimistic that the easing of the Federal Reserve Board's policies and the recent abatement of energy prices may boost growth stocks' performance, predicting the market's direction--especially in today's volatile environment--is impossible. We prefer to simply stay focused on the strategies that have historically proven best for our investors: conducting exhaustive, hands-on research, maintaining our valuation discipline, and cultivating the patience to ride through market extremes.

/s/ SCOTT CHAPMAN
    Scott Chapman, CFA
    Portfolio Manager

STATEMENT OF INVESTMENTS
DECEMBER 31, 2000


SHARES                                             MARKET VALUE
---------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-86.4%
COMMUNICATION EQUIPMENT-9.7%
     1,300  Comverse
            Technology, Inc.*                     $     141,213
     1,625  Corning, Inc.                                85,820
     1,567  JDS Uniphase Corporation*                    65,422
     4,775  TyCom Limited*                              106,841
                                                  -------------
                                                        399,296
                                                  -------------
COMPUTERS (HARDWARE)-3.3%
       550  Juniper Networks, Inc.*                      69,403
     2,400  Palm, Inc.*                                  67,800
                                                  -------------
                                                        137,203
                                                  -------------
COMPUTERS (NETWORKING)-5.0%
     5,500  Cisco Systems, Inc.*                        210,375
                                                  -------------
COMPUTERS (PERIPHERALS)-4.5%
     2,800  EMC Corporation*                            186,200
                                                  -------------
COMPUTERS (SOFTWARE & SERVICES)-7.4%
     5,450  Oracle Corporation*                         158,731
     1,650  VERITAS Software Corporation*               144,375
                                                  -------------
                                                        303,106
                                                  -------------
ELECTRICAL EQUIPMENT-2.9%
     3,562  Solectron Corporation*                      120,752
                                                  -------------
ELECTRONICS (SEMICONDUCTORS)-3.0%
     1,125  Analog Devices, Inc.*                        57,586
     1,375  Texas Instruments, Inc.*                     65,141
                                                  -------------
                                                        122,727
                                                  -------------
ENTERTAINMENT-5.2%
     1,975  Time Warner, Inc.                     $     103,174
     2,375  Viacom, Inc. Class B*                       111,031
                                                  -------------
                                                        214,205
                                                  -------------
FINANCIAL (DIVERSIFIED)-5.3%
     4,291  Citigroup, Inc.                             219,109
                                                  -------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-9.3%
     1,050  Merck & Company, Inc.                        98,306
     6,225  Pfizer, Inc.                                286,350
                                                  -------------
                                                        384,656
                                                  -------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-3.4%
     1,575  Baxter
            International, Inc.                         139,092
                                                  -------------
INSURANCE (PROPERTY-CASUALTY)-5.7%
       100  Berkshire
            Hathaway, Inc.*                             235,400
                                                  -------------
MANUFACTURING (DIVERSIFIED)-3.0%
     2,250  Tyco International Limited                  124,875
                                                  -------------
OIL & GAS (DRILLING & EQUIPMENT)-6.4%
     3,525  Smith
            International, Inc.*                        262,833
                                                  -------------

SHARES                                             MARKET VALUE
---------------------------------------------------------------
RETAIL (BUILDING SUPPLIES)-3.4%
     3,025  The Home Depot, Inc.                  $     138,205
                                                  -------------
RETAIL (DEPARTMENT STORES)-3.6%
     2,400  Kohl's Corporation*                         146,400
                                                  -------------
SAVINGS & LOANS-2.9%
     2,250  Washington
            Mutual, Inc.                                119,391
                                                  -------------
SERVICES (DATA PROCESSING)-2.4%
     2,250  Concord EFS, Inc.*                           98,719
                                                  -------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$4,059,994)                                     3,562,544
                                                  -------------
COMMON STOCKS (FOREIGN)-7.9%
COMMUNICATION EQUIPMENT-2.6%
     2,475  Nokia Oyj Sponsored ADR (FI)                107,662
                                                  -------------
COMPUTERS (SOFTWARE & SERVICES)-5.3%
     1,625  Check Point
            Software Technologies
            Limited (IS)*                               217,039
                                                  -------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$386,823)                                         324,701
                                                  -------------



PRINCIPAL AMOUNT                                 AMORTIZED COST
---------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTE-9.7%
  $400,000  Federal Home Loan Mortgage
            Corporation 5.15% 01/02/01            $     399,943
                                                  -------------
TOTAL U.S. AGENCY
DISCOUNT NOTE                                           399,943
                                                  -------------
(AMORTIZED COST-$399,943)

TOTAL INVESTMENTS-104.0%
(COST-$4,846,760)                                     4,287,188

OTHER ASSETS AND LIABILITIES-(4.0%)
                                                       (165,873)
                                                  -------------
NET ASSETS-100.0%                                 $   4,121,315
                                                  =============

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
Investment securities, at cost.......    $4,846,760
                                         ----------
Investment securities, at market.....     4,287,188
Cash.................................         9,811
Receivables:
  Capital shares sold................        36,753
  Dividends and interest.............         2,218
  From adviser.......................        35,782
Other assets.........................         1,308
                                         ----------
    Total Assets.....................     4,373,060
                                         ----------
LIABILITIES
Payables:
  Investment securities purchased....       224,675
  Capital shares redeemed............        16,173
  Advisory fees......................         3,052
  Shareholder servicing fees.........         1,449
  Accounting fees....................            87
  Distribution fees..................         1,870
  Other..............................         4,439
                                         ----------
    Total Liabilities................       251,745
                                         ----------
Net Assets...........................    $4,121,315
                                         ==========

Net Assets--Class A..................    $  332,049
Shares Outstanding--Class A..........        36,627
Net Asset Value and Redemption Price
  Per Share..........................    $     9.07
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $     9.62

Net Assets--Class B..................    $  502,168
Shares Outstanding--Class B..........        55,814
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $     9.00

Net Assets--Class C..................    $   74,371
Shares Outstanding--Class C..........         8,273
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $     8.99

Net Assets--Class F..................    $3,199,828
Shares Outstanding--Class F..........       352,675
Net Asset Value, Offering and
  Redemption Price Per Share.........    $     9.07

Net Assets--Class R..................    $      754
Shares Outstanding--Class R..........            80
Net Asset Value, Offering and
  Redemption Price Per Share.........    $     9.42

Net Assets--Class T..................    $   12,145
Shares Outstanding--Class T..........         1,330
Net Asset Value and Redemption Price
  Per Share..........................    $     9.13
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $     9.56

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2000


INVESTMENT INCOME:
Income:
  Dividends..........................    $    11,852
  Interest...........................         18,283
  Foreign taxes withheld.............           (219)
                                         -----------
    Total Investment Income..........         29,916
                                         -----------
Expenses:
  Advisory fees--Note 2..............         57,268
  Shareholder servicing fees--Note 2.         15,720
  Accounting fees--Note 2............          1,728
  Distribution fees--Note 2..........         18,744
  Transfer agency fees--Note 2.......         17,350
  Registration fees..................         38,892
  Postage and mailing expenses.......            564
  Custodian fees and expenses--Note 2         10,543
  Printing expenses..................          1,818
  Legal and audit fees...............            376
  Directors' fees and expenses.......            430
  Other expenses.....................          2,125
                                         -----------
    Total Expenses...................        165,558
    Earnings Credits.................         (7,931)
    Reimbursed/Waived Expenses.......        (50,579)
    Expense Offset to Broker
      Commissions....................           (425)
                                         -----------
    Net Expenses.....................        106,623
                                         -----------
Net Investment (Loss)................        (76,707)
                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
    Proceeds from long-term
      securities sold................     22,724,168
    Proceeds from long-term U.S.
      Government Obligations.........              0
    Cost of securities sold..........     24,503,287
                                         -----------
Net Realized (Loss) from Security
  Transactions.......................     (1,779,119)
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............              0
Net Change in Unrealized
  Appreciation/Depreciation..........       (573,933)
                                         -----------
    Net Realized and Unrealized
      (Loss) on Investments and
      Foreign Currency Transactions..     (2,353,052)
                                         -----------
Net (Decrease) in Net Assets
  Resulting from Operations..........    $(2,429,759)
                                         ===========
Purchases of long-term securities....    $27,043,750
                                         ===========
Purchases of long-term U.S.
  Government Obligations.............    $         0
                                         ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS


                                           YEAR            PERIOD
                                           ENDED            ENDED
                                         12/31/00         12/31/99*
                                        -----------      -----------
OPERATIONS
Net Investment Income (Loss).........   $   (76,707)     $        72
Net Realized (Loss) from Security
  Transactions.......................    (1,779,119)               0
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............             0                0
Net Change in Unrealized
  Appreciation/Depreciation..........      (573,933)          14,361
                                        -----------      -----------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations.    (2,429,759)          14,433
                                        -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
In Excess of Net Investment Income
  Class A............................           (27)               0
  Class B............................            (9)               0
  Class C............................            (9)               0
  Class F............................            (9)               0
  Class R............................            (9)               0
  Class T............................            (9)               0
                                        -----------      -----------
Net (Decrease) from Dividends and
  Distributions......................           (72)               0
                                        -----------      -----------

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO
DECEMBER 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                           YEAR            PERIOD
                                           ENDED            ENDED
                                         12/31/00         12/31/99*
                                        -----------      -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A............................   $   539,426      $   750,000
  Class B............................       818,638          250,000
  Class C............................        96,992          250,000
  Class F............................     8,985,535          250,000
  Class R............................             0          250,000
  Class T............................        17,365          250,000
Reinvested dividends and
distributions
  Class A............................            27                0
  Class B............................             9                0
  Class C............................             9                0
  Class F............................             9                0
  Class R............................             9                0
  Class T............................             9                0
                                        -----------      -----------
                                         10,458,028        2,000,000
Cost of shares redeemed
  Class A............................      (861,295)               0
  Class B............................      (308,205)               0
  Class C............................      (254,525)               0
  Class F............................    (3,993,713)               0
  Class R............................      (252,737)               0
  Class T............................      (250,840)               0
                                        -----------      -----------
                                         (5,921,315)               0
                                        -----------      -----------
  Net Increase from Capital Share
    Transactions.....................     4,536,713        2,000,000
                                        -----------      -----------
  Net Increase in Net Assets.........     2,106,882        2,014,433
                                        -----------      -----------

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                           YEAR            PERIOD
                                           ENDED            ENDED
                                         12/31/00         12/31/99*
                                        -----------      -----------
NET ASSETS
  Beginning of period................   $ 2,014,433      $         0
                                        -----------      -----------
  End of period......................   $ 4,121,315      $ 2,014,433
                                        ===========      ===========
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................   $ 6,460,006      $ 2,000,000
Accumulated undistributed
  (distribution in excess of)
  net investment income..............             0               72
Accumulated undistributed net
  realized gain (loss)
  from security transactions.........    (1,779,119)               0
Unrealized appreciation
  (depreciation) on investments
  and foreign currency transactions..      (559,572)          14,361
                                        -----------      -----------
Total................................   $ 4,121,315      $ 2,014,433
                                        ===========      ===========

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO
DECEMBER 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

            FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS A SHARES
Net Asset Value, beginning of
  period.............................         $12.50
Income from investment operations:
    Net investment (loss)............          (0.15)
    Net gains (losses) on securities
      (both realized and unrealized).          (3.28)
                                              ------
         Total from investment
           operations................          (3.43)
Less distributions:
    From net investment income*......           0.00
    From net realized gains..........           0.00
                                              ------
         Total distributions                    0.00
Net Asset Value, end of period.......         $ 9.07
                                              ======
Total Return/Ratios
    Total return.....................         (27.44%)**
    Net assets, end of period (000s).         $  332
    Net expenses to average net
      assets#,+......................           1.50%
    Gross expenses to average net
      assets#,+......................           1.60%
    Net investment (loss) to average
      net assets+....................          (0.92%)
    Portfolio turnover rate@.........            372%

* Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per-share basis.

** Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratio would have been 2.02%. The gross expense ratio would have been 2.12%. The net investment income ratio would have been (1.44%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................         $12.50
Income from investment operations:
    Net investment (loss)............          (0.19)
    Net gains (losses) on securities
      (both realized and unrealized).          (3.31)
                                              ------
         Total from investment
           operations................          (3.50)
Less distributions:
    From net investment income*......           0.00
    From net realized gains..........           0.00
                                              ------
         Total distributions.........           0.00
Net Asset Value, end of period.......         $ 9.00
                                              ======
Total Return/Ratios
    Total return.....................         (28.00%)**
    Net assets, end of period (000s).         $  502
    Net expenses to average net
      assets#,+......................           2.25%
    Gross expenses to average net
      assets#,+......................           2.40%
    Net investment (loss) to average
      net assets+....................          (1.81%)
    Portfolio turnover rate@.........            372%

* Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per-share basis.

** Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratio would have been 3.07%. The gross expense ratio would have been 3.22%. The net investment income ratio would have been (2.63%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................         $12.50
Income from investment operations:
    Net investment (loss)............          (0.31)
    Net gains (losses) on securities
      (both realized and unrealized).          (3.20)
                                              ------
         Total from investment
           operations................          (3.51)
Less distributions:
    From net investment income*......           0.00
    From net realized gains..........           0.00
                                              ------
         Total distributions.........           0.00
Net Asset Value, end of period.......         $ 8.99
                                              ======
Total Return/Ratios
    Total return.....................         (28.08%)**
    Net assets, end of period (000s).         $   74
    Net expenses to average net
      assets#,+......................           2.25%
    Gross expenses to average net
      assets#,+......................           2.33%
    Net investment (loss) to average
      net assets+....................          (1.64%)
    Portfolio turnover rate@.........            372%

* Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per-share basis.

** Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratio would have been 2.57%. The gross expense ratio would have been 2.65%. The net investment income ratio would have been (1.97%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS F SHARES
Net Asset Value, beginning of
  period.............................         $12.50
Income from investment operations:
    Net investment (loss)............          (0.16)
    Net (losses) on securities (both
      realized and unrealized).......          (3.27)
                                              ------
         Total from investment
           operations................          (3.43)
Less distributions:
    From net investment income*......           0.00
    From net realized gains..........           0.00
                                              ------
         Total distributions.........           0.00
Net Asset Value, end of period.......         $ 9.07
                                              ======
Total Return/Ratios
    Total return.....................         (27.44%)
    Net assets, end of period (000s).         $3,200
    Net expenses to average net
      assets#,+......................           1.50%
    Gross expenses to average net
      assets#,+......................           1.63%
    Net investment (loss) to average
      net assets+....................          (1.09%)
    Portfolio turnover rate@.........            372%


* Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per-share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratio would have been 2.32%. The gross expense ratio would have been 2.45%. The net investment income ratio would have been (1.91%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS R SHARES
Net Asset Value, beginning of
  period.............................         $12.50
Income from investment operations:
    Net investment (loss)............          (8.91)
    Net gains on securities (both
      realized and unrealized).......           5.83
                                              ------
         Total from investment
           operations................          (3.08)
Less distributions:
    From net investment income*......           0.00
    From net realized gains..........           0.00
                                              ------
         Total distributions.........           0.00
Net Asset Value, end of period.......         $ 9.42
                                              ======
Total Return/Ratios
    Total return.....................         (24.64%)
    Net assets, end of period (000s).         $    1
    Net expenses to average net
      assets#........................           1.21%
    Gross expenses to average net
      assets#........................           1.26%
    Net investment (loss) to average
      net assets.....................          (0.56%)
    Portfolio turnover rate@.........            372%


* Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per-share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................         $12.50
Income from investment operations:
    Net investment (loss)............          (1.08)
    Net (losses) on securities (both
      realized and unrealized).......          (2.29)
                                              ------
         Total from investment
           operations................          (3.37)
Less distributions:
    From net investment income*......           0.00
    From net realized gains..........           0.00
                                              ------
         Total distributions.........           0.00
Net Asset Value, end of period.......         $ 9.13
                                              ======
Total Return/Ratios
    Total return.....................         (26.96%)**
    Net assets, end of period (000s).         $   12
    Net expenses to average net
      assets#, +.....................           1.75%
    Gross expenses to average net
      assets#, +.....................           1.80%
    Net investment (loss) to average
      net assets+....................          (1.10%)
    Portfolio turnover rate@.........            372%

* Distributions in excess of net investment income for the year ended December 31, 2000 aggregated less than $0.01 on a per-share basis.

** Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratio would have been 1.80%. The gross expense ratio would have been 1.85%. The net investment income ratio would have been (1.15%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Focus Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market.

   The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.

   FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.

   ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

   In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements resulting from the adoption of this change.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.85% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.75% of net assets in excess of $500 million.

   Founders has agreed to limit the total expenses of Focus Fund so that "Net expenses to average net assets" will not exceed 1.50% for Class A and Class F shares, 2.25% for Class B and Class C shares, 1.25% for Class R shares, and 1.75% for Class T shares. This limit will extend through at least May 31, 2001, and will not be terminated without the prior approval of the Company's board of directors. For the year ended December 31, 2000, $50,579 was reimbursed to the Fund.

   Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $5,461 during the year ended December 31, 2000 from commissions earned on sales of fund shares.

   Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $967 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.

   The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by IFTC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $1,457, $1,451, $386, and $326, respectively, for shareholder servicing fees under the plan.

   The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

   The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and Class T shares were charged $4,355, $1,158, $12,905, and $326, respectively, pursuant to the Distribution Plans.

   The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

   The officers of the Company are also officers and/or directors of Founders.

   Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
    $  76,707                         $ 0                       $ (76,707)

   Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:

Net Capital Loss Carryovers ................        $ 1,186,406
Post-October Capital Loss Deferral .........        $   440,611
Post-October Currency Loss Deferral ........        $         0
Federal Tax Cost ...........................        $ 4,998,862
Unrealized Appreciation ....................        $    12,879
Unrealized (Depreciation) ..................        $  (724,553)
Net Appreciation/(Depreciation) ............        $  (711,674)

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4. FUND SHARE TRANSACTIONS

The Fund is authorized to issue 300 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:


                                           YEAR       PERIOD
                                          ENDED        ENDED
                                         12/31/00    12/31/99*
                                         --------    ---------
CLASS A
      Shares sold....................     44,911      60,000
      Shares issued for dividends
        reinvested...................          0           0
      Shares redeemed................    (68,284)          0
      Net Increase (Decrease) in
        Shares Outstanding...........    (23,373)     60,000

CLASS B
      Shares sold....................     60,592      20,000
      Shares issued for dividends
        reinvested...................          0           0
      Shares redeemed................    (24,778)          0
      Net Increase (Decrease) in
        Shares Outstanding...........     35,814      20,000

CLASS C
      Shares sold....................      8,508      20,000
      Shares issued for dividends
        reinvested...................          0           0
      Shares redeemed................    (20,235)          0
      Net Increase (Decrease) in
        Shares Outstanding...........    (11,727)     20,000

CLASS F
      Shares sold....................    672,273      20,000
      Shares issued for dividends
        reinvested...................          0           0
      Shares redeemed................   (339,598)          0
      Net Increase (Decrease) in
        Shares Outstanding...........    332,675      20,000

CLASS R
      Shares sold....................          0      20,000
      Shares issued for dividends
        reinvested...................          0           0
      Shares redeemed................    (19,920)          0
      Net Increase (Decrease) in
        Shares Outstanding...........    (19,920)     20,000

CLASS T
      Shares sold....................      1,250      20,000
      Shares issued for dividends
        reinvested...................          0           0
      Shares redeemed................    (19,920)          0
      Net Increase (Decrease) in
        Shares Outstanding...........    (18,670)     20,000

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO
DECEMBER 31, 1999.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Focus Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period December 30, 1999 (commencement of operations) through December 31, 1999, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



/s/ PRICEWATERHOUSECOOPERS LLP
    PricewaterhouseCoopers LLP

    Denver, Colorado
    February 6, 2001

OTHER INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

                              FOR MORE INFORMATION

                                        DREYFUS FOUNDERS
                                        FOCUS FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        TRANSFER AGENT &
To obtain information:                  DIVIDEND DISBURSING AGENT

By telephone                            Dreyfus Transfer, Inc.
Call your financial                     P.O. Box 9671
representative or                       Providence, RI  02940
1-800-554-4611
                                        DISTRIBUTOR
By mail  Write to:
Dreyfus Founders Funds                  Dreyfus Service Corporation
144 Glenn Curtiss Boulevard             200 Park Avenue
Uniondale, NY  11556-0144               New York, NY  10166




Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation                                201AR0012

DREYFUS FOUNDERS
GROWTH FUND




ANNUAL REPORT
DECEMBER 31, 2000




                          [DREFUS FOUNDERS FUNDS LOGO]

                                TABLE OF CONTENTS

About this Report .........................................................    3
A Message from Founders ...................................................    4
Management Overview .......................................................    6
Statement of Investments ..................................................   12
Statement of Assets and Liabilities .......................................   16
Statement of Operations ...................................................   18
Statements of Changes in Net Assets .......................................   19
Financial Highlights ......................................................   22
Notes to Financial Statements .............................................   28
Report of Independent Accountants .........................................   35
Other Information .........................................................   36


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU      Australia          GR      Greece                 NW      Norway
AT      Austria            HK      Hong Kong              PA      Panama
BR      Brazil             HU      Hungary                PL      Poland
CA      Canada             IE      Ireland                SA      South Africa
CN      China              IS      Israel                 SG      Singapore
CR      Croatia            IT      Italy                  SP      Spain
DE      Denmark            JA      Japan                  SW      Sweden
FI      Finland            KR      South Korea            SZ      Switzerland
FR      France             LU      Luxembourg             TW      Taiwan
GE      Germany            MX      Mexico                 UK      United Kingdom
                           NE      Netherlands


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
o Not-FDIC-Insured           o Not Bank-Guaranteed              o May Lose Value
--------------------------------------------------------------------------------

                                ABOUT THIS REPORT


HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's porfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

      Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

      Beginning with this Annual Report, the Growth Fund's performance will be compared to the Russell 1000 Growth Index in addition to the Standard & Poor's 500 Index. We believe this additional index provides a reasonable comparison for the Fund's investment performance because it tracks companies that are more similar to those in which the Fund invests.

o The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

o The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.

o The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants, and preferred stocks).

o The Lipper Large-Cap Growth Fund Index is an average of the performance of the 30 largest large-cap growth funds tracked by Lipper Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

                             A MESSAGE FROM FOUNDERS

[ PICTURE  ]         Dear Fellow Shareholder:
[   OF     ]
[RICHARD W.]         With all of the anticipation surrounding the dawn of a new
[  SABO    ]         millennium and the confidence stemming from 1999's historic returns, we began the year 2000 with high expectations.
RICHARD W. SABO      The NASDAQ seemed unstoppable, the "New Economy" continued
                     to rewrite economic rules of yesterday, and the soaring
tech sector retained its dominant position during the first few months of the year.

      Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000

Interest rate hikes and investors' questions about high stock valuations were th first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

      In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS

There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A COMPANY CREDO. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o THE IMPORTANCE OF DISCIPLINE. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o READY FOR FUTURE OPPORTUNITIES. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.


Respectfully,

/s/ RICHARD W. SABO
    Richard W. Sabo
    President and Chief Executive Officer
    Founders Asset Management LLC

                               MANAGEMENT OVERVIEW


[    PICTURES OF  ]      A discussion with portfolio managers Thomas
[ THOMAS ARRINGTON]      Arrington, CFA, left, and Scott Chapman, CFA
[AND SCOTT CHAPMAN]
                         HOW DID THE FUND PERFORM DURING THE YEAR?

The Dreyfus Founders Growth Fund posted strong relative returns in the first and third quarters of 2000, but unfortunately these gains were undercut by disappointing second- and fourth-quarter performances. Indeed, it was a highly volatile year, with the NASDAQ Composite Index posting its poorest return ever, and the Standard & Poor's 500 Index enduring its worst year since 1977. Like the stock market, Growth Fund experienced some sharp fluctuations, and finished 2000 on the down side. (See page 9 for the Fund's total returns.)

WHY WERE GROWTH STOCKS PUNISHED IN 2000, AND HOW DID THE UNFAVORABLE CONDITIONS AFFECT THE FUND?

There are a number of explanations for growth stocks' rough ride in 2000. Early in the year, the market seemed impervious to the Federal Reserve Board's tight stance, but starting in mid-March, mounting concern over the direction of the economy caused investors to take notice of the Fed's every move. Interest rates were raised by a total of 175 basis points for the 12-month period ended May 2000, and this, in part, was responsible for deterring investors from growth stocks.

--------------------------------------------------------------------------------
FUND AT A GLANCE

This fund invests primarily in the common stocks of well-established, high-quality growth companies.
--------------------------------------------------------------------------------

      We also saw high energy costs, unrest in the Middle East, and, in the fourth quarter, an unresolved U.S. presidential election all combine to heighten investor uncertainty. And if there was one dominant message in 2000, it was this: when investors are uncertain, they turn away from growth stocks--no matter how appealing these companies' prospects may be. Instead, they seek refuge in more conservative investments, such as bonds and defensive stocks. As a result of this behavior, value-oriented funds significantly outperformed Growth Fund and its growth-oriented peers in 2000.

      Perhaps the most influential factor holding back growth stocks was the stream of high-impact earnings warnings issued by a number of bellwether companies. These began in the third quarter and then persisted through the end of the year. Microsoft and Home Depot, for example, both reported warnings for the first time in their company histories, and because of their leadership positions and high visibility, this news rocked entire sectors. In fact, we saw a substantial number of stocks that reported better-than-expected earnings fall in sympathy with those whose news was not as good--a sign that investors tended to view the glass as half-empty in 2000.

PORTFOLIO COMPOSITION

                  [PIE CHART PLOTTED FROM DATA IN TABLE BELOW]


33.80%   Technology
19.35%   Healthcare
12.20%   Financials
 8.95%   Capital Goods
 8.59%   Consumer Staples
 6.66%   Consumer Cyclicals
 2.98%   Utilities
 2.62%   Energy
 0.81%   Communication Services
 4.04%   Cash & Equivalents

Portfolio composition is subject to change.

      Several of Growth Fund's holdings were affected by this ripple effect. The most notable in terms of the Fund's performance was set off by an announcement made by NORTEL NETWORKS on October 25, in which the company announced that earnings were $0.01 better than analysts had predicted, but optical component revenues were below expectations. This news, unfortunately, caused investors to question the robustness of the earnings reported in the entire optical area of technology, which is concerned with the speedy transmission of data through fibers made of transparent materials such as glass, fused silica, or plastic. In this way, the Fund's loss was not limited to its exposure to Nortel; rather, it felt the brunt of declines in its other optics holdings, including CORNING, JDS UNIPHASE, and CIENA--even though these companies continued to have strong fundamentals and had just reported excellent earnings.

GROWTH OF $10,000 INVESTMENT

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                                           LIPPER
                                          LARGE-CAP                    RUSSELL
                GROWTH                    GROWTH FD.                     1000
                 FUND          S&P 500      INDEX           CPI         Growth
               ---------     ---------    ---------      ---------     ---------
12/31/1990     10,000.00     10,000.00    10,000.00      10,000.00     10,000.00
01/31/1991     10,519.95      10446.05     10711.31      10,037.23     10,516.00
02/28/1991     11,112.45     11,173.96    11,489.31      10,044.68     11,353.00
03/28/1991     11,656.59     11,449.53    11,857.89      10,044.68     11,800.00
04/30/1991     11,487.30     11,487.38    11,827.18      10,067.01     11,746.00
05/31/1991     12,152.36     11,965.81    12,273.10      10,104.24     12,271.00
06/28/1991     11,499.40     11,423.44    11,604.28      10,126.58     11,687.00
07/31/1991     12,357.92     11,969.84    12,241.09      10,148.92     12,315.00
08/30/1991     12,853.69     12,239.01    12,656.84      10,178.70     12,727.00
09/30/1991     12,829.50     12,035.33    12,527.19      10,208.49     12,505.00
10/31/1991     13,204.35     12,212.68    12,726.05      10,223.38     12,703.00
11/29/1991     12,889.96     11,705.18    12,272.01      10,268.06     12,378.00
12/31/1991     14,738.63     13,044.87    13,734.12      10,297.84     14,127.00
01/31/1992     14,528.45     12,816.27    13,709.79      10,305.29     13,787.00
02/28/1992     14,554.73     12,966.10    13,797.54      10,327.62     13,810.00
03/31/1992     13,871.65     12,714.36    13,334.80      10,364.85     13,432.00
04/30/1992     13,333.07     13,103.35    13,268.16      10,387.19     13,530.00
05/29/1992     13,700.88     13,148.19    13,411.27      10,409.53     13,628.00
06/30/1992     13,241.12     12,955.42    13,019.86      10,439.31     13,285.00
07/31/1992     13,819.11     13,501.59    13,491.60      10,469.10     13,879.00
08/31/1992     13,201.71     13,210.95    13,255.29      10,491.44     13,709.00
09/30/1992     13,385.62     13,364.93    13,492.72      10,513.78     13,865.00
10/30/1992     13,858.52     13,438.60    13,765.66      10,558.45     14,074.00
11/30/1992     14,686.09     13,876.58    14,467.09      10,588.24     14,685.00
12/31/1992     15,374.76     14,038.74    14,680.01      10,603.13     14,832.00
01/29/1993     15,856.14     14,168.29    14,742.75      10,632.91     14,662.00
02/26/1993     15,447.70     14,346.00    14,475.54      10,662.70     14,427.00
03/31/1993     16,235.40     14,649.57    14,936.89      10,677.59     14,705.00
04/30/1993     15,666.50     14,309.10    14,475.72      10,714.82     14,116.00
05/28/1993     16,979.34     14,665.23    15,022.84      10,744.60     14,610.00
06/30/1993     17,694.11     14,710.31    15,142.79      10,752.05     14,477.00
07/31/1993     17,810.80     14,676.73    15,039.25      10,766.94     14,218.00
08/31/1993     18,715.20     15,220.18    15,663.77      10,789.28     14,802.00
09/30/1993     19,400.79     15,100.95    15,898.50      10,804.17     14,693.00
10/31/1993     19,386.20     15,427.66    16,079.68      10,848.85     15,101.00
11/30/1993     18,438.05     15,262.17    15,754.62      10,871.18     15,000.00
12/31/1993     19,300.38     15,451.62    16,244.72      10,900.97     15,258.00
01/31/1994     20,485.21     15,988.90    16,836.01      10,900.97     15,612.00
02/28/1994     20,189.00     15,539.41    16,563.23      10,930.75     15,326.00
03/31/1994     19,144.48     14,864.88    15,752.60      10,960.54     14,585.00
04/30/1994     18,863.86     15,070.58    15,829.02      10,967.98     14,652.00
05/31/1994     18,364.98     15,295.51    15,923.95      10,990.32     14,874.00
06/30/1994     17,180.14     14,924.31    15,329.92      11,020.10     14,434.00
07/29/1994     17,944.05     15,429.68    15,770.52      11,057.33     14,927.00
08/31/1994     19,097.71     16,050.94    16,578.95      11,102.01     15,758.00
09/30/1994     18,817.09     15,655.31    16,184.02      11,124.35     15,545.00
10/31/1994     19,409.50     16,020.21    16,598.64      11,131.79     15,910.00
11/30/1994     18,520.88     15,424.22    15,986.37      11,161.58     15,400.00
12/31/1994     18,654.69     15,651.87    16,110.90      11,191.36     15,658.00
01/31/1995     18,526.37     16,067.67    16,236.47      11,213.70     15,993.00
02/28/1995     19,424.62     16,679.68    16,795.54      11,243.48     16,663.00
03/31/1995     20,194.54     17,175.07    17,272.52      11,265.82     17,149.00
04/28/1995     20,643.67     17,692.77    17,743.68      11,303.05     17,524.00
05/31/1995     21,333.39     18,378.93    18,330.30      11,332.84     18,134.00
06/30/1995     22,793.05     18,813.47    19,266.65      11,355.17     18,833.93
07/31/1995     25,006.59     19,449.56    20,314.40      11,370.07     19,616.62
08/31/1995     25,006.59     19,487.40    20,427.16      11,392.41     19,638.04
09/29/1995     26,129.40     20,307.25    21,185.71      11,407.30     20,543.26
10/31/1995     26,129.40     20,248.17    21,065.52      11,444.53     20,557.49
11/30/1995     26,963.48     21,120.46    21,728.25      11,451.97     21,356.49
12/31/1995     27,159.30     21,527.24    21,736.73      11,474.31     21,478.93
01/31/1996     27,637.39     22,274.13    22,376.05      11,518.99     22,197.40
02/29/1996     28,501.63     22,465.95    22,879.19      11,548.77     22,603.36
03/29/1996     28,685.51     22,683.76    22,890.03      11,586.00     22,632.36
04/30/1996     30,064.63     23,032.65    23,434.83      11,630.68     23,227.83
05/31/1996     31,204.69     23,605.63    24,126.42      11,660.46     24,039.47
06/28/1996     30,579.49     23,701.01    23,908.93      11,667.91     24,072.11
07/31/1996     28,299.36     22,663.95    22,628.71      11,705.14     22,661.73
08/30/1996     29,365.88     23,137.28    23,308.16      11,720.03     23,246.65
09/30/1996     31,002.42     24,434.85    24,930.39      11,824.27     24,939.42
10/31/1996     30,781.76     25,123.49    25,241.12      11,787.04     25,089.70
11/29/1996     32,749.30     27,011.72    26,873.17      11,824.27     26,973.48
12/31/1996     31,658.44     26,476.58    26,205.87      11,846.61     26,445.38
01/31/1997     33,493.72     28,142.14    27,866.74      11,868.95     28,300.20
02/28/1997     32,755.62     28,347.13    27,466.79      11,898.73     28,108.58
03/31/1997     31,758.19     27,177.92    26,059.21      11,906.18     26,587.47
04/30/1997     33,334.13     28,812.16    27,489.28      11,921.07     28,352.96
05/30/1997     35,448.68     30,543.44    29,355.29      11,921.07     30,399.07
06/30/1997     37,443.54     31,913.85    30,584.41      11,935.96     31,615.67
07/31/1997     40,755.01     34,470.44    33,507.33      11,958.30     34,411.83
08/29/1997     38,800.05     32,537.13    31,679.82      11,980.64     32,397.69
09/30/1997     40,755.01     34,315.51    33,429.63      12,010.42     33,991.96
10/31/1997     38,999.53     33,183.43    32,269.02      12,025.32     32,735.59
11/28/1997     39,338.66     34,707.70    32,986.28      12,047.65     34,126.03
12/31/1997     40,076.23     35,305.12    33,436.32      12,047.65     34,508.32
01/30/1998     40,516.88     35,710.47    34,028.17      12,055.10     35,540.19
02/27/1998     43,137.61     38,264.80    36,626.65      12,069.99     38,213.60
03/31/1998     45,410.45     40,226.70    38,330.90      12,069.99     39,736.95
04/30/1998     46,106.22     40,629.33    38,973.37      12,099.78     40,286.84
05/29/1998     45,410.45     39,906.88    38,101.74      12,129.56     39,143.66
06/30/1998     47,892.02     41,531.03    40,282.72      12,137.01     41,541.05
07/31/1998     47,173.06     41,114.05    40,263.69      12,159.34     41,266.08
08/31/1998     38,963.00     35,164.78    33,688.23      12,174.24     35,073.03
09/30/1998     41,374.99     37,409.13    36,138.77      12,181.68     37,767.25
10/30/1998     44,297.22     40,474.04    38,469.46      12,204.02     40,802.66
11/30/1998     46,500.48     42,917.10    41,110.95      12,226.36     43,906.32
12/31/1998     50,109.14     45,392.43    45,631.41      12,241.25     47,865.35
01/29/1999     53,595.42     47,301.65    48,593.85      12,256.14     50,675.91
02/26/1999     52,196.00     45,806.09    46,599.02      12,263.59     48,360.87
03/31/1999     55,068.50     47,636.78    49,247.92      12,285.93     50,907.84
04/30/1999     54,331.96     49,492.87    49,416.25      12,375.28     50,972.94
05/28/1999     52,073.24     48,302.17    47,779.22      12,375.28     49,406.41
06/30/1999     55,633.18     50,991.27    51,100.42      12,375.28     52,867.07
07/30/1999     53,742.73     49,406.02    49,496.68      12,412.51     51,187.00
08/31/1999     53,816.38     49,156.78    49,506.92      12,442.29     52,023.00
09/30/1999     52,883.43     47,806.18    49,004.53      12,501.86     50,930.00
10/29/1999     57,278.11     50,853.42    52,762.45      12,524.20     54,777.00
11/30/1999     60,297.92     51,866.52    55,370.07      12,539.09     57,732.00
12/31/1999     69,682.22     54,920.04    61,519.13      12,568.88     63,737.00
01/31/2000     67,171.67     52,170.33    59,049.91      12,568.88     60,748.00
02/29/2000     74,236.23     51,167.77    62,155.54      12,643.34     63,718.00
03/31/2000     76,104.54     56,173.13    66,517.66      12,747.58     68,278.00
04/28/2000     66,967.32     54,487.86    61,370.56      12,755.03     65,029.00
05/31/2000     61,771.08     53,349.03    57,837.64      12,769.92     61,755.00
06/30/2000     66,938.13     54,678.51    61,662.73      12,836.93     66,435.00
07/31/2000     65,361.74     53,831.62    60,413.43      12,866.72     63,665.00
08/31/2000     72,572.26     57,155.37    65,638.49      12,859.27     69,430.00
09/29/2000     67,638.75     54,145.75    60,632.91      12,926.28     62,862.00
10/31/2000     61,245.62     53,932.33    57,426.85      12,948.62     59,888.00
11/30/2000     51,232.63     49,661.43    49,722.00      12,970.96     51,060.00
12/29/2000     50,708.36     49,910.20    49,412.96      12,993.30     49,444.00



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth Fund on 12/31/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

WHAT WAS YOUR STRATEGY DURING THE PAST YEAR, AND HOW DID IT PLAY OUT?

In 2000, we remained steadfast growth investors, emphasizing a portfolio of branded growth companies that we identified using careful, bottom-up research. However, it was not a year in which sound fundamentals were necessarily rewarded. Tenuous market conditions and investor sentiment generally superceded the basic principle that stock prices historically have tended to follow earnings, and since we adhered to this principle, the Fund was held back.

      The Fund's heavy exposure to technology stocks, for example, proved detrimental in 2000. We added to and initiated positions in a number of technology holdings in which we had great confidence as the NASDAQ fell from the 5,000 mark it attained in March to 3,100 in October. Valuations for securities like Cisco, Oracle, and JDS Uniphase seemed very reasonable relative


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                              INCEPTION          1           5       10        SINCE
                                 DATE           YEAR       YEARS   YEARS     INCEPTION
CLASS A SHARES
  With sales charge (5.75%)   12/31/99        (31.48%)       --      --       (31.48%)
  Without sales charge        12/31/99        (27.30%)       --      --       (27.30%)
CLASS B SHARES
  With redemption*            12/31/99        (30.66%)       --      --       (30.66%)
  Without redemption          12/31/99        (27.77%)       --      --       (27.77%)
CLASS C SHARES
  With redemption**           12/31/99        (27.72%)       --      --       (27.72%)
  Without redemption          12/31/99        (27.72%)       --      --       (27.72%)
CLASS F SHARES                 1/5/62         (27.23%)     13.30%  17.63%       N/A
CLASS R SHARES                12/31/99        (27.08%)       --      --       (27.08%)
CLASS T SHARES
  With sales charge (4.50%)   12/31/99        (30.64%)       --      --       (30.64%)
  Without sales charge        12/31/99        (27.38%)       --      --       (27.38%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

to their growth rates--more reasonable, in fact, than the valuations for many "Old Economy" stocks in areas such as utilities and consumer staples. Therefore, we decided to take advantage of the market's dips by increasing our tech weighting.

      Unfortunately, Nortel's announcement in late October derailed our plans, as many of the Fund's holdings fell even farther. The technology sell-off continued, and the significant progress we'd made was lost.

      In spite of this chain of events, our confidence in growth-style investing remains firmly intact. There is no denying that 2000 was a tough year for the Fund and its investors, but we have a long-term perspective.

DID YOUR STOCK SELECTION PROCESS REMAIN THE SAME THROUGHOUT THE MARKET VOLATILITY? WHY OR WHY NOT?

We place great importance upon conducting in-depth, bottom-up research, and this did not change in 2000. We simply feel that the best way to gauge a company's merit is to understand it through and through--and exhaustive research is the only road to understanding. Face-to-face meetings with companies' management teams, careful analysis of earnings projections and news from the Street, and in-house number crunching were all tactics that remained crucial elements of our methodology.

LARGEST EQUITY HOLDINGS

  1.  Pfizer, Inc.                                      4.61%
  2.  Cisco Systems, Inc.                               4.35%
  3.  Merck & Company, Inc.                             3.70%
  4.  Tyco International Limited                        3.56%
  5.  General Electric Company                          3.45%
  6.  Oracle Corporation                                3.14%
  7.  Time Warner, Inc.                                 2.74%
  8.  EMC Corporation                                   2.47%
  9.  The Home Depot, Inc.                              2.31%
 10.  Fannie Mae                                        2.18%

Portfolio holdings are subject to change.

      The extreme market movements did, however, cause us to add one new step to our evaluation process. Toward the end of the year, we began to base stock picks on three- as well as five-year earnings growth projections. We feel that this adjustment has allowed us to maintain our focus on growth while simultaneously acknowledging the impact of investors' short-term sensitivity to stocks with higher valuations.

HOW HAVE YOU POSITIONED THE FUND FOR 2001?

In response to the uncertain environment, we cut back the Fund's exposure to technology. We're not running from tech by any means--it remains our largest sector weighting--as we believe that tech companies will be the driving force behind the economy over the next five to 10 years. Yet we shifted some of our attention to growth companies in areas such as healthcare and media, since we believe these firms may be able to better withstand the short-term volatility we've been experiencing.

      Meanwhile, we were heartened by signs late in 2000 that the Federal Reserve Board is heading toward a friendlier easing period, which may help investors see their way through the economy's slowdown. We feel optimistic about the Fund's opportunities in such an environment, and are ready to take on 2001.



/s/ THOMAS M. ARRINGTON
    Thomas Arrington, CFA
    Co-Portfolio Manager



/s/ SCOTT CHAPMAN
    Scott Chapman, CFA
    Co-Portfolio Manager

FOR MORE INFORMATION

DREYFUS FOUNDERS GROWTH FUND              DISTRIBUTOR
2930 East Third Avenue                    Dreyfus Service Corporation
Denver, CO 80206                          200 Park Avenue
                                          New York, New York 10166
INVESTMENT MANAGER
Founders Asset Management LLC             FUND DIRECTORS
2930 East Third Avenue                    Eugene H. Vaughan, Jr., Chairman
Denver, CO 80206                          Alan S. Danson
                                          Joan D. Manley
TRANSFER AGENT AND                        Robert P. Mastrovita
DIVIDEND DISBURSING AGENT                 Trygve E. Myhren
Investors Trust Company                   George W. Phillips
801 Pennsylvania                          Jay A. Precourt
Kansas City, MO 64105

HOW TO CONTACT US

Call 1-800-525-2440

OR CONTACT US AT

Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO 80217-3655

OR

www.founders.com




This Report is Authorized for Distribution to Prospective Investors Only If Preceded or Accompanied by a Current Prospectus, Which Contains More Complete Information Including Charges, Expenses, and Share Classes. Please Read the Prospectus Carefully Before You Invest or Send Money.

Date of first use: February 28, 2001
(c) 2001, Founders Asset Management, LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

STATEMENT OF INVESTMENTS
December 31, 2000

SHARES                                             MARKET VALUE
---------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-91.5%
BANKS (MAJOR REGIONAL)-3.6%
   245,849  Fifth Third Bancorp                   $  14,689,471
   440,570  FleetBoston Financial Corporation        16,548,911
    83,742  The Bank of New York Company, Inc.        4,621,512
   308,414  Wells Fargo & Company                    17,174,805
                                                  -------------
                                                     53,034,699
                                                  -------------
BEVERAGES (NON-ALCOHOLIC)-2.2%
   207,520  PepsiCo, Inc.                            10,285,210
   374,938  The Coca-Cola Company                    22,847,784
                                                  -------------
                                                     33,132,994
                                                  -------------
BIOTECHNOLOGY-2.5%
   358,285  Amgen, Inc.*                             22,907,847
    18,900  Gilead Sciences, Inc.*                    1,567,519
    82,122  Human Genome Sciences, Inc.*              5,692,081
    85,939  Millennium Pharmaceuticals, Inc.*         5,312,104
    19,325  Vertex
            Pharmaceuticals, Inc.*                    1,381,738
                                                  -------------
                                                     36,861,289
                                                  -------------
BROADCASTING (TV, RADIO & CABLE)-1.4%
   537,216  AT&T Corporation - Liberty Media
            Corporation*                              7,285,992
   210,083  Comcast Corporation Special Class A*      8,757,835
   173,680  General Motors Corporation Class H*       3,994,640
                                                  -------------
                                                     20,038,467
                                                  -------------

COMMUNICATION EQUIPMENT-7.6%
   220,607  ADC Telecommunications,
            Inc.*                                 $   3,998,502
   116,439  CIENA Corporation*                        9,489,779
   234,024  Comverse Technology, Inc.*               25,420,857
   442,399  Corning, Inc.                            23,364,197
   334,671  JDS Uniphase Corporation*                13,972,514
   418,874  Motorola, Inc.                            8,482,199
    98,332  Qualcomm, Inc.*                           8,075,516
   877,726  TyCom Limited*                           19,639,119
                                                  -------------
                                                    112,442,683
                                                  -------------
COMPUTERS (HARDWARE)-2.0%
    56,676  Juniper Networks, Inc.*                   7,151,803
    86,898  Palm, Inc.*                               2,454,869
   703,030  Sun Microsystems, Inc.*                  19,553,022
                                                  -------------
                                                     29,159,694
                                                  -------------
COMPUTERS (NETWORKING)-5.2%
 1,683,091  Cisco Systems, Inc.*                     64,378,231
   192,133  Network
            Appliance, Inc.*                         12,332,537
                                                  -------------
                                                     76,710,768
                                                  -------------
COMPUTERS (PERIPHERALS)-2.5%
   550,027  EMC Corporation*                         36,576,796
                                                  -------------
COMPUTERS (SOFTWARE & SERVICES)-6.2%
    62,125  Amdocs Limited*                           4,115,781
   162,609  Inktomi Corporation*                      2,906,636
    55,998  Mercury Interactive Corporation*          5,050,320
   307,058  Microsoft Corporation*                   13,337,832
 1,596,845  Oracle Corporation*                      46,508,111
    36,550  Rational Software Corporation*            1,420,881
    77,385  Redback Networks, Inc.*                   3,167,948
    55,420  Seibel Systems, Inc.*                     3,744,314
   133,485  VERITAS Software Corporation*            11,679,938
                                                  -------------
                                                     91,931,761
                                                  -------------

SHARES                                             MARKET VALUE
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-4.8%
 1,064,209  General Electric Company              $  51,015,519
    67,003  Sanmina Corporation*                      5,134,105
   459,026  Solectron Corporation*                   15,560,981
                                                  -------------
                                                     71,710,605
                                                  -------------
ELECTRONICS (SEMICONDUCTORS)-5.2%
   277,878  Analog Devices, Inc.*                    14,223,880
    47,952  GlobeSpan, Inc.*                          1,318,680
   496,451  Intel Corporation                        14,924,558
    48,960  SDL, Inc.*                                7,255,260
   572,295  Texas Instruments, Inc.                  27,112,476
   207,983  Vitesse Semiconductor Corporation*       11,504,060
                                                  -------------
                                                     76,338,914
                                                  -------------
ENTERTAINMENT-3.8%
   777,527  Time Warner, Inc.                        40,618,010
   332,571  Viacom, Inc. Class B*                    15,547,694
                                                  -------------
                                                     56,165,704
                                                  -------------
EQUIPMENT (SEMICONDUCTORS)-0.5%
    90,314  Broadcom Corporation*                     7,592,021
                                                  -------------
FINANCIAL (DIVERSIFIED)-4.7%
   137,840  American Express Company                  7,572,585
   579,176  Citigroup, Inc.                          29,574,175
   371,997  Fannie Mae                               32,270,740
                                                  -------------
                                                     69,417,500
                                                  -------------

HEALTHCARE (DIVERSIFIED)-3.6%
   230,252  Abbott Laboratories                   $  11,152,831
   240,832  American Home Products Corporation       15,304,874
   365,189  Bristol-Myers Squibb Company             27,001,162
                                                  -------------
                                                     53,458,867
                                                  -------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-10.4%
    67,525  Genentech, Inc.*                          5,503,288
   585,167  Merck &
            Company, Inc.                            54,786,260
 1,484,938  Pfizer, Inc.                             68,307,148
   416,048  Pharmacia Corporation                    25,378,928
                                                  -------------
                                                    153,975,624
                                                  -------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-2.9%
    65,870  Applera Corporation                       6,195,897
   337,627  Baxter
            International, Inc.                      29,816,684
   101,769  Medtronic, Inc.                           6,144,303
                                                  -------------
                                                     42,156,884
                                                  -------------
INSURANCE (MULTI-LINE)-0.8%
   120,474  American International Group, Inc.       11,874,219
                                                  -------------
INSURANCE (PROPERTY-CASUALTY)-1.2%
     3,685  Berkshire Hathaway, Inc.*                 8,674,490
   207,223  The Allstate Corporation                  9,027,152
                                                  -------------
                                                     17,701,642
                                                  -------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2000 (CONTINUED)

SHARES                                             MARKET VALUE
---------------------------------------------------------------

INVESTMENT BANKING & BROKERAGE-0.7%
    65,103  Merrill Lynch & Company, Inc.         $   4,439,211
   206,990  The Charles Schwab Corporation            5,873,341
                                                  -------------
                                                     10,312,552
                                                  -------------
LEISURE TIME (PRODUCTS)-0.2%
    83,801  Harley-Davidson, Inc.                     3,331,090
                                                  -------------
MANUFACTURING (DIVERSIFIED)-4.1%
   119,544  Danaher Corporation                       8,173,821
   948,660  Tyco International Limited               52,650,630
                                                  -------------
                                                     60,824,451
                                                  -------------
NATURAL GAS-1.5%
    98,200  Enron Corporation                         8,162,875
   158,181  The Coastal Corporation                  13,969,360
                                                  -------------
                                                     22,132,235
                                                  -------------
OIL & GAS (DRILLING & EQUIPMENT)-2.2%
   348,186  Schlumberger Limited                     27,833,118
    66,706  Smith International, Inc.*                4,973,766
                                                  -------------
                                                     32,806,884
                                                  -------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.4%
    83,494  Anadarko Petroleum Corporation            5,934,754
                                                  -------------
PERSONAL CARE-0.6%
   245,937  The Gillette Company                      8,884,474
                                                  -------------
POWER PRODUCERS (INDEPENDENT)-1.5%
   193,508  Calpine Corporation*                      8,719,954
   157,013  Dynergy, Inc. Class A                     8,802,541
    79,611  The AES Corporation*                      4,408,459
                                                  -------------
                                                     21,930,954
                                                  -------------
RESTAURANTS-0.6%
   263,139  McDonald's Corporation                    8,946,726
                                                  -------------

RETAIL (BUILDING SUPPLIES)-2.3%
   748,216  The Home Depot, Inc.                  $  34,184,119
                                                  -------------
RETAIL (DEPARTMENT STORES)-0.7%
   166,979  Kohl's Corporation*                      10,185,719
                                                  -------------
RETAIL (GENERAL MERCHANDISE)-1.8%
   507,821  Wal-Mart Stores, Inc.                    26,977,991
                                                  -------------
SAVINGS & LOANS-1.2%
   345,625  Washington Mutual, Inc.                  18,339,727
                                                  -------------
SERVICES (ADVERTISING/MARKETING)-0.6%
   110,577  Omnicom Group, Inc.                       9,164,069
                                                  -------------
SERVICES (COMMERCIAL & CONSUMER)-1.0%
   390,065  DeVry, Inc.*                             14,724,954
                                                  -------------
SERVICES (DATA PROCESSING)-0.2%
    79,375  Concord EFS, Inc.*                        3,482,578
                                                  -------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.6%
   207,669  Nextel Communications, Inc.*              5,126,828
    40,621  VoiceStream Wireless Corporation*         4,087,488
                                                  -------------
                                                      9,214,316
                                                  -------------
TELECOMMUNICATIONS
(LONG DISTANCE)-0.2%
    86,898  Level 3 Communications, Inc.*             2,851,341
                                                  -------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$1,415,632,461)                             1,354,510,065
                                                  -------------

SHARES                                             MARKET VALUE
---------------------------------------------------------------

COMMON STOCKS (FOREIGN)-4.5%
COMMUNICATION EQUIPMENT-2.9%
  $605,887  Nokia Oyj Sponsored ADR (FI)          $  26,356,085
   523,326  Nortel Networks Corporation (CA)         16,779,140
                                                  -------------
                                                     43,135,225
                                                  -------------
COMPUTERS (SOFTWARE & SERVICES)-1.6%
    57,436  Business Objects SA Sponsored ADR
            (FR)*                                     3,252,314
   148,663  Check Point Software Technologies
            Limited (IS)*                            19,855,802
                                                  -------------
                                                     23,108,116
                                                  -------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$152,025,029)                                  66,243,341
                                                  -------------
WARRANTS-0.0%
HEALTHCARE (SPECIALIZED SERVICES)-0.0%
     5,814  Per-Se Technologies Warrants*                   174
                                                  -------------
TOTAL WARRANTS
(COST-$0)                                                   174
                                                  -------------



PRINCIPAL AMOUNT                                 AMORTIZED COST
---------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-5.9%
$50,000,000  American Express Credit Corporation
             6.48% 01/02/01                        $   49,973,000
 38,200,000  American General Finance Corporation
             6.50% 01/02/01                            38,179,308
                                                   --------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED
COST-$88,152,308)                                      88,152,308
                                                   --------------
TOTAL INVESTMENTS-101.9%
(COST-$1,655,809,798)                               1,508,905,888
OTHER ASSETS AND
LIABILITIES-(1.9%)                                    (28,231,891)
                                                   --------------
NET ASSETS-100.0%                                  $1,480,673,997
                                                   ==============

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
Investment securities, at cost.......    $1,655,809,798
                                         --------------
Investment securities, at market.....     1,508,905,888
Cash.................................         3,912,631
Receivables:
  Capital shares sold................         2,145,275
  Dividends..........................         1,117,802
Other assets.........................           110,780
                                         --------------
    Total Assets.....................     1,516,192,376
                                         --------------
LIABILITIES
Payables:
  Investment securities purchased....        22,630,521
  Capital shares redeemed............        10,042,233
  Advisory fees......................         1,057,789
  Shareholder servicing fees.........            64,599
  Accounting fees....................            37,782
  Distribution fees..................         1,352,450
  Other..............................           325,230
  Dividends..........................             7,775
                                         --------------
    Total Liabilities................        35,518,379
                                         --------------
Net Assets...........................    $1,480,673,997
                                         ==============

Net Assets--Class A..................    $    8,654,986
Shares Outstanding--Class A..........           617,447
Net Asset Value, Redemption Price Per
  Share..............................    $        14.02
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $        14.88

Net Assets--Class B..................    $   25,358,934
Shares Outstanding--Class B..........         1,822,721
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $        13.91
Net Assets--Class C..................    $    4,383,616
Shares Outstanding--Class C..........           314,930
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $        13.92
Net Assets--Class F..................    $1,441,465,993
Shares Outstanding--Class F..........       102,723,021
Net Asset Value, Offering and
  Redemption Price Per Share.........    $        14.03
Net Assets--Class R..................    $        8,754
Shares Outstanding--Class R..........               622
Net Asset Value, Offering and
  Redemption Price Per Share.........    $        14.07
Net Assets--Class T..................    $      801,714
Shares Outstanding--Class T..........            57,268
Net Asset Value, Redemption Price Per
  Share..............................    $        14.00
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $        14.66

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended
December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends..........................    $     9,139,897
  Interest...........................          5,611,734
  Foreign taxes withheld.............            (56,916)
                                         ---------------
    Total Investment Income..........         14,694,715
                                         ---------------
Expenses:
  Advisory fees--Note 2..............         20,500,379
  Shareholder servicing
  fees--Note 2.......................            726,136
  Accounting fees--Note 2............            812,802
  Distribution fees--Note 2..........          7,791,618
  Transfer agency fees--Note 2.......          1,393,797
  Registration fees..................            513,369
  Postage and mailing expenses.......            161,441
  Custodian fees and expenses--
    Note 2...........................            103,844
  Printing expenses..................            320,459
  Legal and audit fees...............            170,208
  Directors' fees and expenses.......            193,865
  Other expenses.....................            490,988
                                         ---------------
    Total Expenses...................         33,178,906
    Earnings Credits.................           (447,985)
    Expense Offset to Broker
    Commissions......................             (2,900)
                                         ---------------
    Net Expenses.....................         32,728,021
                                         ---------------
  Net Investment (Loss)..............        (18,033,306)
                                         ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
Security Transactions:
  Proceeds from long-term securities
  sold...............................      6,363,040,165
  Proceeds from long-term U.S.
  Government Obligations sold........                  0
  Cost of securities sold............      6,080,035,433
                                         ---------------
Net Realized Gain from Security
Transactions.........................        283,004,732
Net Realized Gain (Loss) from Foreign
Currency Transactions................                  0
Net Change in Unrealized
Appreciation/Depreciation............     (1,067,108,627)
                                         ---------------
  Net Realized and Unrealized (Loss)
  on Investments and Foreign Currency
  Transactions.......................       (784,103,895)
                                         ---------------
Net (Decrease) in Net Assets
Resulting from Operations............    $  (802,137,201)
                                         ===============
Purchases of long-term securities....    $ 5,344,760,962
                                         ===============
Purchases of long-term U.S.
Government Obligations...............    $             0
                                         ===============

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                            YEAR            YEAR OR PERIOD
                                            ENDED               ENDED
                                          12/31/00            12/31/99*
                                       ---------------      --------------
OPERATIONS
Net Investment (Loss)................  $   (18,033,306)     $  (12,727,489)
Net Realized Gain from Security
  Transactions.......................      283,004,732         437,419,900
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............                0                   0
Net Change in Unrealized
  Appreciation/Depreciation..........   (1,067,108,627)        517,564,784
                                       ---------------      --------------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations.     (802,137,201)        942,257,195
                                       ---------------      --------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A............................       (1,307,372)                  0
  Class B............................       (3,691,480)                  0
  Class C............................         (561,609)                  0
  Class F............................     (346,910,573)       (493,801,317)
  Class R............................           (1,347)                  0
  Class T............................         (129,661)                  0
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A............................         (363,201)                  0
  Class B............................       (1,025,532)                  0
  Class C............................         (156,021)                  0
  Class F............................      (96,375,387)                  0
  Class R............................             (374)                  0
  Class T............................          (36,021)                  0
                                       ---------------      --------------
  Net (Decrease) from Dividends and
    Distributions....................     (450,558,578)       (493,801,317)
                                       ---------------      --------------


 * FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                            YEAR            YEAR OR PERIOD
                                            ENDED               ENDED
                                          12/31/00            12/31/99*
                                       ---------------      --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A............................  $    13,684,618      $        1,000
  Class B............................       35,867,306               1,000
  Class C............................        6,406,671               1,000
  Class F............................      728,164,158         938,300,163
  Class R............................           10,517               1,000
  Class T............................        1,257,654               1,000
Reinvested dividends and distributions
  Class A............................        1,485,128                   0
  Class B............................        4,114,409                   0
  Class C............................          443,412                   0
  Class F............................      429,851,007         474,679,046
  Class R............................            1,721                   0
  Class T............................          160,189                   0
                                       ---------------      --------------
                                         1,221,446,790       1,412,984,209
Cost of shares redeemed
  Class A............................       (2,089,525)                  0
  Class B............................       (2,237,788)                  0
  Class C............................         (505,400)                  0
  Class F**..........................   (1,806,681,339)       (898,008,658)
  Class R............................              (10)                  0
  Class T............................         (173,912)                  0
                                       ---------------      --------------
                                        (1,811,687,974)       (898,008,658)
  Net Increase (Decrease) from
    Capital Share Transactions.......     (590,241,184)        514,975,551
                                       ---------------      --------------
  Net Increase (Decrease) in Net
    Assets...........................   (1,842,936,963)        963,431,429

                                             YEAR            YEAR OR PERIOD
                                             ENDED               ENDED
                                           12/31/00            12/31/99*
                                        ---------------      --------------
NET ASSETS
  Beginning of year..................   $ 3,323,610,960      $2,360,179,531
                                        ---------------      --------------
  End of year........................   $ 1,480,673,997      $3,323,610,960
                                        ===============      ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................   $ 1,766,303,765      $2,333,811,929
Accumulated undistributed
  (distribution in excess of) net
  investment income..................                 0                   0
Accumulated undistributed net
  realized gain (loss) from security
  transactions.......................      (138,722,850)         69,597,322
Unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions......      (146,906,918)        920,201,709
                                        ---------------      --------------
  Total..............................   $ 1,480,673,997      $3,323,610,960
                                        ===============      ==============


 * FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

** DURING THE PERIOD ENDED DECEMBER 31, 2000, THE FUND DISBURSED TO A REDEEMING
   SHAREHOLDER PORTFOLIO SECURITIES AND CASH VALUED AT $856,102,708 ON THE DATE OF REDEMPTION.

   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS A SHARES
Net Asset Value, beginning of
period...............................         $ 23.88
Income from investment operations:
    Net investment (loss)............           (0.05)
    Net (losses) on securities (both
      realized and unrealized).......           (6.39)
                                              -------
         Total from investment
           operations................           (6.44)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (2.68)
    In excess of net realized
      gains..........................           (0.74)
                                              -------
         Total distributions.........           (3.42)
Net Asset Value, end of period.......         $ 14.02
                                              =======
Total Return/Ratios
    Total return.....................          (27.30%)*
    Net assets, end of period
      (000s).........................         $ 8,655
    Net expenses to average net
      assets#........................            1.05%
    Gross expenses to average net
      assets#........................            1.08%
    Net investment (loss) to average
      net assets.....................           (0.54%)
    Portfolio turnover rate@.........             182%

*     Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS B SHARES
Net Asset Value, beginning of
period...............................         $ 23.88
Income from investment operations:
    Net investment (loss)............           (0.11)
    Net (losses) on securities (both
      realized and unrealized).......           (6.44)
                                              -------
         Total from investment
           operations................           (6.55)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (2.68)
    In excess of net realized
      gains..........................           (0.74)
                                              -------
         Total distributions.........           (3.42)
Net Asset Value, end of period.......         $ 13.91
                                              =======
Total Return/Ratios
    Total return.....................          (27.77%)*
    Net assets, end of period
      (000s).........................         $25,359
    Net expenses to average net
      assets#........................            1.80%
    Gross expenses to average net
      assets#........................            1.82%
    Net investment (loss) to average
      net assets.....................           (1.29%)
    Portfolio turnover rate@.........             182%


*     Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                             YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................         $ 23.88
Income from investment operations:
    Net investment (loss)............           (0.10)
    Net (losses) on securities (both
      realized and unrealized).......           (6.44)
                                              -------
         Total from investment
           operations................           (6.54)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (2.68)
    In excess of net realized
      gains..........................           (0.74)
                                              -------
         Total distributions.........           (3.42)
Net Asset Value, end of period.......         $ 13.92
                                              =======
Total Return/Ratios
    Total return.....................          (27.72%)*
    Net assets, end of period
      (000s).........................         $ 4,384
    Net expenses to average net
      assets#........................            1.80%
    Gross expenses to average net
      assets#........................            1.82%
    Net investment (loss) to average
      net assets.....................           (1.28%)
    Portfolio turnover rate@.........             182%


*     Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                              YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------------
                                            2000          1999          1998          1997          1996
                                         ----------    ----------    ----------    ----------    ----------
CLASS F SHARES
Net Asset Value, beginning of
 period..............................    $    23.87    $    20.41    $    17.28    $    15.87    $    14.77
Income from investment operations:
   Net investment income (loss)......         (0.21)        (0.09)         0.01          0.07          0.02
   Net gains (losses) on securities
    (both realized and unrealized)...         (6.21)         7.73          4.26          4.09          2.40
                                         ----------    ----------    ----------    ----------    ----------
      Total from investment
        operations...................         (6.42)         7.64          4.27          4.16          2.42
Less distributions:
   From net investment income*.......          0.00          0.00         (0.01)        (0.07)        (0.02)
   From net realized gains...........         (2.68)        (4.18)        (1.13)        (2.68)        (1.30)
   In excess of net realized gains...         (0.74)         0.00          0.00          0.00          0.00
                                         ----------    ----------    ----------    ----------    ----------
      Total distributions............         (3.42)        (4.18)        (1.14)        (2.75)        (1.32)
Net Asset Value, end of period.......    $    14.03    $    23.87    $    20.41    $    17.28    $    15.87
                                         ==========    ==========    ==========    ==========    ==========
Total Return/Ratios
   Total return......................        (27.23%)       39.06%        25.04%        26.60%        16.57%
   Net assets, end of period (000s)..    $1,441,466    $3,323,606    $2,360,180    $1,757,449    $1,118,323
   Net expenses to average net
    assets#..........................          1.06%         1.08%         1.08%         1.10%         1.19%
   Gross expenses to average net
    assets#..........................          1.07%         1.09%         1.10%         1.12%         1.20%
   Net investment income (loss) to
    average net assets...............         (0.58%)       (0.47%)        0.05%         0.48%         0.15%
   Portfolio turnover rate@..........           182%          117%          143%          189%          134%

* Distributions in excess of net investment income for the years ended December 31, 1999 and 1998 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                             YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS R SHARES
Net Asset Value, beginning of
  period.............................         $ 23.88
Income from investment operations:
    Net investment (loss)............           (0.02)
    Net (losses) on securities (both
      realized and unrealized).......           (6.37)
                                              -------
         Total from investment
           operations................           (6.39)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (2.68)
    In excess of net realized
      gains..........................           (0.74)
                                              -------
         Total distributions.........           (3.42)
Net Asset Value, end of period.......         $ 14.07
                                              =======
Total Return/Ratios
    Total return.....................          (27.08%)
    Net assets, end of period
      (000s).........................         $     9
    Net expenses to average net
      assets#........................            0.79%
    Gross expenses to average net
      assets#........................            0.82%
    Net investment (loss) to average
      net assets.....................           (0.29%)
    Portfolio turnover rate@.........             182%


# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................         $ 23.88
Income from investment operations:
    Net investment (loss)............           (0.09)
    Net (losses) on securities (both
       realized and unrealized)......           (6.37)
                                              -------
         Total from investment
           operations................           (6.46)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (2.68)
    In excess of net realized
       gains.........................           (0.74)
                                              -------
         Total distributions.........           (3.42)
Net Asset Value, end of period.......         $ 14.00
                                              =======
Total Return/Ratios
    Total return.....................          (27.38%)*
    Net assets, end of period
       (000s)........................         $   802
    Net expenses to average net
       assets#.......................            1.29%
    Gross expenses to average net
       assets#.......................            1.32%
    Net investment (loss) to average
       net assets....................           (0.80%)
    Portfolio turnover rate@.........             182%


*     Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market.

  The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.

  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.

  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

  In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements resulting from the adoption of this change.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.

  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $58,765 during the year ended December 31, 2000 from commissions earned on sales of Fund shares.

  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $12,170 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.

  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $13,158, $37,297, $6,216, and $1,590, respectively, for shareholder servicing fees under the plan.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Class T shares were charged $111,892, $18,649, $7,659,487, and $1,590, respectively, pursuant to the Distribution Plans.

  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

  The officers of the Company are also officers and/or directors of Founders.

  Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:


UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
   $18,033,306                   $(40,766,326)                 $22,733,020

  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:


Net Capital Loss Carryovers..........   $            0
Post-October Capital Loss Deferral...   $  103,530,074
Post-October Currency Loss
Deferral.............................   $            0
Federal Tax Cost.....................   $1,690,994,799
Unrealized Appreciation..............   $   89,855,503
Unrealized (Depreciation)............   $ (271,944,414)
Net Appreciation/(Depreciation)......   $ (182,088,911)

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4.  FUND SHARE TRANSACTIONS

The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                           YEAR       YEAR OR PERIOD
                                           ENDED          ENDED
                                         12/31/00       12/31/99*
                                        -----------   --------------
CLASS A
      Shares sold....................       640,125             42
      Shares issued for dividends
        reinvested...................       103,493              0
      Shares redeemed................      (126,213)             0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........       617,405             42
CLASS B
      Shares sold....................     1,650,755             42
      Shares issued for dividends
        reinvested...................       288,734              0
      Shares redeemed................      (116,810)             0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........     1,822,679             42
CLASS C
      Shares sold....................       307,813             42
      Shares issued for dividends
        reinvested...................        31,117              0
      Shares redeemed................       (24,042)             0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........       314,888             42
CLASS F
      Shares sold....................    31,725,033     42,506,965
      Shares issued for dividends
        reinvested...................    29,933,759     21,478,690
      Shares redeemed................   (98,183,193)   (40,443,230)
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........   (36,524,401)    23,542,425
CLASS R
      Shares sold....................           461             42
      Shares issued for dividends
        reinvested...................           120              0
      Shares redeemed................            (1)             0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........           580             42
CLASS T
      Shares sold....................        56,387             42
      Shares issued for dividends
        reinvested...................        11,186              0
      Shares redeemed................       (10,347)             0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........        57,226             42


* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP
    PricewaterhouseCoopers LLP

Denver, Colorado
February 6, 2001

OTHER INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 10.22% qualified for the dividends received deduction available to the Fund's corporate shareholders.

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2000, fiscal year distributions in the amount of $363,913,678 were considered long-term gains.

FOR MORE INFORMATION

DREYFUS FOUNDERS FUNDS, INC.           DISTRIBUTOR
2930 East Third Avenue                 Dreyfus Service Corporation
Denver, CO  80206                      200 Park Avenue
                                       New York, NY  10166
INVESTMENT MANAGER
Founders Asset Management LLC          FUND DIRECTORS
2930 East Third Avenue                 Eugene H. Vaughan, Jr., Chairman
Denver, CO  80206                      Alan S. Danson
                                       Joan D. Manley
TRANSFER AGENT AND                     Robert P. Mastrovita
DIVIDEND DISBURSING AGENT              Trygve E. Myhren
Investors Trust Company                George W. Phillips
801 Pennsylvania                       Jay A. Precourt
Kansas City, MO  64105


HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.






This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2001
(C)2001, Founders Asset Management, LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-646-GRO

DREYFUS FOUNDERS
GROWTH FUND




ANNUAL REPORT
DECEMBER 31, 2000

                                TABLE OF CONTENTS

About this Report .........................................................    3
A Message from Founders ...................................................    4
Management Overview .......................................................    6
Statement of Investments ..................................................   12
Statement of Assets and Liabilities .......................................   16
Statement of Operations ...................................................   18
Statements of Changes in Net Assets .......................................   19
Financial Highlights ......................................................   22
Notes to Financial Statements .............................................   28
Report of Independent Accountants .........................................   35
Other Information .........................................................   36


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU      Australia          GR      Greece                 NW      Norway
AT      Austria            HK      Hong Kong              PA      Panama
BR      Brazil             HU      Hungary                PL      Poland
CA      Canada             IE      Ireland                SA      South Africa
CN      China              IS      Israel                 SG      Singapore
CR      Croatia            IT      Italy                  SP      Spain
DE      Denmark            JA      Japan                  SW      Sweden
FI      Finland            KR      South Korea            SZ      Switzerland
FR      France             LU      Luxembourg             TW      Taiwan
GE      Germany            MX      Mexico                 UK      United Kingdom
                           NE      Netherlands


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
o Not-FDIC-Insured           o Not Bank-Guaranteed              o May Lose Value
--------------------------------------------------------------------------------

                                ABOUT THIS REPORT


HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's porfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

      Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

      Beginning with this Annual Report, the Growth Fund's performance will be compared to the Russell 1000 Growth Index in addition to the Standard & Poor's 500 Index. We believe this additional index provides a reasonable comparison for the Fund's investment performance because it tracks companies that are more similar to those in which the Fund invests.

o The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

o The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.

o The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants, and preferred stocks).

o The Lipper Large-Cap Growth Fund Index is an average of the performance of the 30 largest large-cap growth funds tracked by Lipper Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

                             A MESSAGE FROM FOUNDERS

[ PICTURE  ]         Dear Fellow Shareholder:
[   OF     ]
[RICHARD W.]         With all of the anticipation surrounding the dawn of a new
[  SABO    ]         millennium and the confidence stemming from 1999's historic returns, we began the year 2000 with high expectations.
RICHARD W. SABO      The NASDAQ seemed unstoppable, the "New Economy" continued
                     to rewrite economic rules of yesterday, and the soaring
tech sector retained its dominant position during the first few months of the year.

      Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000

Interest rate hikes and investors' questions about high stock valuations were th first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

      In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS

There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A COMPANY CREDO. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o THE IMPORTANCE OF DISCIPLINE. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o READY FOR FUTURE OPPORTUNITIES. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.


Respectfully,

/s/ RICHARD W. SABO
    Richard W. Sabo
    President and Chief Executive Officer
    Founders Asset Management LLC

                               MANAGEMENT OVERVIEW


[    PICTURES OF  ]      A discussion with portfolio managers Thomas
[ THOMAS ARRINGTON]      Arrington, CFA, left, and Scott Chapman, CFA
[AND SCOTT CHAPMAN]
                         HOW DID THE FUND PERFORM DURING THE YEAR?

The Dreyfus Founders Growth Fund posted strong relative returns in the first and third quarters of 2000, but unfortunately these gains were undercut by disappointing second- and fourth-quarter performances. Indeed, it was a highly volatile year, with the NASDAQ Composite Index posting its poorest return ever, and the Standard & Poor's 500 Index enduring its worst year since 1977. Like the stock market, Growth Fund experienced some sharp fluctuations, and finished 2000 on the down side. (See page 9 for the Fund's total returns.)

WHY WERE GROWTH STOCKS PUNISHED IN 2000, AND HOW DID THE UNFAVORABLE CONDITIONS AFFECT THE FUND?

There are a number of explanations for growth stocks' rough ride in 2000. Early in the year, the market seemed impervious to the Federal Reserve Board's tight stance, but starting in mid-March, mounting concern over the direction of the economy caused investors to take notice of the Fed's every move. Interest rates were raised by a total of 175 basis points for the 12-month period ended May 2000, and this, in part, was responsible for deterring investors from growth stocks.

--------------------------------------------------------------------------------
FUND AT A GLANCE

This fund invests primarily in the common stocks of well-established, high-quality growth companies.
--------------------------------------------------------------------------------

      We also saw high energy costs, unrest in the Middle East, and, in the fourth quarter, an unresolved U.S. presidential election all combine to heighten investor uncertainty. And if there was one dominant message in 2000, it was this: when investors are uncertain, they turn away from growth stocks--no matter how appealing these companies' prospects may be. Instead, they seek refuge in more conservative investments, such as bonds and defensive stocks. As a result of this behavior, value-oriented funds significantly outperformed Growth Fund and its growth-oriented peers in 2000.

      Perhaps the most influential factor holding back growth stocks was the stream of high-impact earnings warnings issued by a number of bellwether companies. These began in the third quarter and then persisted through the end of the year. Microsoft and Home Depot, for example, both reported warnings for the first time in their company histories, and because of their leadership positions and high visibility, this news rocked entire sectors. In fact, we saw a substantial number of stocks that reported better-than-expected earnings fall in sympathy with those whose news was not as good--a sign that investors tended to view the glass as half-empty in 2000.

PORTFOLIO COMPOSITION

                  [PIE CHART PLOTTED FROM DATA IN TABLE BELOW]


33.80%   Technology
19.35%   Healthcare
12.20%   Financials
 8.95%   Capital Goods
 8.59%   Consumer Staples
 6.66%   Consumer Cyclicals
 2.98%   Utilities
 2.62%   Energy
 0.81%   Communication Services
 4.04%   Cash & Equivalents

Portfolio composition is subject to change.

      Several of Growth Fund's holdings were affected by this ripple effect. The most notable in terms of the Fund's performance was set off by an announcement made by NORTEL NETWORKS on October 25, in which the company announced that earnings were $0.01 better than analysts had predicted, but optical component revenues were below expectations. This news, unfortunately, caused investors to question the robustness of the earnings reported in the entire optical area of technology, which is concerned with the speedy transmission of data through fibers made of transparent materials such as glass, fused silica, or plastic. In this way, the Fund's loss was not limited to its exposure to Nortel; rather, it felt the brunt of declines in its other optics holdings, including CORNING, JDS UNIPHASE, and CIENA--even though these companies continued to have strong fundamentals and had just reported excellent earnings.

GROWTH OF $10,000 INVESTMENT

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                                           LIPPER
                                          LARGE-CAP                    RUSSELL
                GROWTH                    GROWTH FD.                     1000
                 FUND          S&P 500      INDEX           CPI         Growth
               ---------     ---------    ---------      ---------     ---------
12/31/1990     10,000.00     10,000.00    10,000.00      10,000.00     10,000.00
01/31/1991     10,519.95      10446.05     10711.31      10,037.23     10,516.00
02/28/1991     11,112.45     11,173.96    11,489.31      10,044.68     11,353.00
03/28/1991     11,656.59     11,449.53    11,857.89      10,044.68     11,800.00
04/30/1991     11,487.30     11,487.38    11,827.18      10,067.01     11,746.00
05/31/1991     12,152.36     11,965.81    12,273.10      10,104.24     12,271.00
06/28/1991     11,499.40     11,423.44    11,604.28      10,126.58     11,687.00
07/31/1991     12,357.92     11,969.84    12,241.09      10,148.92     12,315.00
08/30/1991     12,853.69     12,239.01    12,656.84      10,178.70     12,727.00
09/30/1991     12,829.50     12,035.33    12,527.19      10,208.49     12,505.00
10/31/1991     13,204.35     12,212.68    12,726.05      10,223.38     12,703.00
11/29/1991     12,889.96     11,705.18    12,272.01      10,268.06     12,378.00
12/31/1991     14,738.63     13,044.87    13,734.12      10,297.84     14,127.00
01/31/1992     14,528.45     12,816.27    13,709.79      10,305.29     13,787.00
02/28/1992     14,554.73     12,966.10    13,797.54      10,327.62     13,810.00
03/31/1992     13,871.65     12,714.36    13,334.80      10,364.85     13,432.00
04/30/1992     13,333.07     13,103.35    13,268.16      10,387.19     13,530.00
05/29/1992     13,700.88     13,148.19    13,411.27      10,409.53     13,628.00
06/30/1992     13,241.12     12,955.42    13,019.86      10,439.31     13,285.00
07/31/1992     13,819.11     13,501.59    13,491.60      10,469.10     13,879.00
08/31/1992     13,201.71     13,210.95    13,255.29      10,491.44     13,709.00
09/30/1992     13,385.62     13,364.93    13,492.72      10,513.78     13,865.00
10/30/1992     13,858.52     13,438.60    13,765.66      10,558.45     14,074.00
11/30/1992     14,686.09     13,876.58    14,467.09      10,588.24     14,685.00
12/31/1992     15,374.76     14,038.74    14,680.01      10,603.13     14,832.00
01/29/1993     15,856.14     14,168.29    14,742.75      10,632.91     14,662.00
02/26/1993     15,447.70     14,346.00    14,475.54      10,662.70     14,427.00
03/31/1993     16,235.40     14,649.57    14,936.89      10,677.59     14,705.00
04/30/1993     15,666.50     14,309.10    14,475.72      10,714.82     14,116.00
05/28/1993     16,979.34     14,665.23    15,022.84      10,744.60     14,610.00
06/30/1993     17,694.11     14,710.31    15,142.79      10,752.05     14,477.00
07/31/1993     17,810.80     14,676.73    15,039.25      10,766.94     14,218.00
08/31/1993     18,715.20     15,220.18    15,663.77      10,789.28     14,802.00
09/30/1993     19,400.79     15,100.95    15,898.50      10,804.17     14,693.00
10/31/1993     19,386.20     15,427.66    16,079.68      10,848.85     15,101.00
11/30/1993     18,438.05     15,262.17    15,754.62      10,871.18     15,000.00
12/31/1993     19,300.38     15,451.62    16,244.72      10,900.97     15,258.00
01/31/1994     20,485.21     15,988.90    16,836.01      10,900.97     15,612.00
02/28/1994     20,189.00     15,539.41    16,563.23      10,930.75     15,326.00
03/31/1994     19,144.48     14,864.88    15,752.60      10,960.54     14,585.00
04/30/1994     18,863.86     15,070.58    15,829.02      10,967.98     14,652.00
05/31/1994     18,364.98     15,295.51    15,923.95      10,990.32     14,874.00
06/30/1994     17,180.14     14,924.31    15,329.92      11,020.10     14,434.00
07/29/1994     17,944.05     15,429.68    15,770.52      11,057.33     14,927.00
08/31/1994     19,097.71     16,050.94    16,578.95      11,102.01     15,758.00
09/30/1994     18,817.09     15,655.31    16,184.02      11,124.35     15,545.00
10/31/1994     19,409.50     16,020.21    16,598.64      11,131.79     15,910.00
11/30/1994     18,520.88     15,424.22    15,986.37      11,161.58     15,400.00
12/31/1994     18,654.69     15,651.87    16,110.90      11,191.36     15,658.00
01/31/1995     18,526.37     16,067.67    16,236.47      11,213.70     15,993.00
02/28/1995     19,424.62     16,679.68    16,795.54      11,243.48     16,663.00
03/31/1995     20,194.54     17,175.07    17,272.52      11,265.82     17,149.00
04/28/1995     20,643.67     17,692.77    17,743.68      11,303.05     17,524.00
05/31/1995     21,333.39     18,378.93    18,330.30      11,332.84     18,134.00
06/30/1995     22,793.05     18,813.47    19,266.65      11,355.17     18,833.93
07/31/1995     25,006.59     19,449.56    20,314.40      11,370.07     19,616.62
08/31/1995     25,006.59     19,487.40    20,427.16      11,392.41     19,638.04
09/29/1995     26,129.40     20,307.25    21,185.71      11,407.30     20,543.26
10/31/1995     26,129.40     20,248.17    21,065.52      11,444.53     20,557.49
11/30/1995     26,963.48     21,120.46    21,728.25      11,451.97     21,356.49
12/31/1995     27,159.30     21,527.24    21,736.73      11,474.31     21,478.93
01/31/1996     27,637.39     22,274.13    22,376.05      11,518.99     22,197.40
02/29/1996     28,501.63     22,465.95    22,879.19      11,548.77     22,603.36
03/29/1996     28,685.51     22,683.76    22,890.03      11,586.00     22,632.36
04/30/1996     30,064.63     23,032.65    23,434.83      11,630.68     23,227.83
05/31/1996     31,204.69     23,605.63    24,126.42      11,660.46     24,039.47
06/28/1996     30,579.49     23,701.01    23,908.93      11,667.91     24,072.11
07/31/1996     28,299.36     22,663.95    22,628.71      11,705.14     22,661.73
08/30/1996     29,365.88     23,137.28    23,308.16      11,720.03     23,246.65
09/30/1996     31,002.42     24,434.85    24,930.39      11,824.27     24,939.42
10/31/1996     30,781.76     25,123.49    25,241.12      11,787.04     25,089.70
11/29/1996     32,749.30     27,011.72    26,873.17      11,824.27     26,973.48
12/31/1996     31,658.44     26,476.58    26,205.87      11,846.61     26,445.38
01/31/1997     33,493.72     28,142.14    27,866.74      11,868.95     28,300.20
02/28/1997     32,755.62     28,347.13    27,466.79      11,898.73     28,108.58
03/31/1997     31,758.19     27,177.92    26,059.21      11,906.18     26,587.47
04/30/1997     33,334.13     28,812.16    27,489.28      11,921.07     28,352.96
05/30/1997     35,448.68     30,543.44    29,355.29      11,921.07     30,399.07
06/30/1997     37,443.54     31,913.85    30,584.41      11,935.96     31,615.67
07/31/1997     40,755.01     34,470.44    33,507.33      11,958.30     34,411.83
08/29/1997     38,800.05     32,537.13    31,679.82      11,980.64     32,397.69
09/30/1997     40,755.01     34,315.51    33,429.63      12,010.42     33,991.96
10/31/1997     38,999.53     33,183.43    32,269.02      12,025.32     32,735.59
11/28/1997     39,338.66     34,707.70    32,986.28      12,047.65     34,126.03
12/31/1997     40,076.23     35,305.12    33,436.32      12,047.65     34,508.32
01/30/1998     40,516.88     35,710.47    34,028.17      12,055.10     35,540.19
02/27/1998     43,137.61     38,264.80    36,626.65      12,069.99     38,213.60
03/31/1998     45,410.45     40,226.70    38,330.90      12,069.99     39,736.95
04/30/1998     46,106.22     40,629.33    38,973.37      12,099.78     40,286.84
05/29/1998     45,410.45     39,906.88    38,101.74      12,129.56     39,143.66
06/30/1998     47,892.02     41,531.03    40,282.72      12,137.01     41,541.05
07/31/1998     47,173.06     41,114.05    40,263.69      12,159.34     41,266.08
08/31/1998     38,963.00     35,164.78    33,688.23      12,174.24     35,073.03
09/30/1998     41,374.99     37,409.13    36,138.77      12,181.68     37,767.25
10/30/1998     44,297.22     40,474.04    38,469.46      12,204.02     40,802.66
11/30/1998     46,500.48     42,917.10    41,110.95      12,226.36     43,906.32
12/31/1998     50,109.14     45,392.43    45,631.41      12,241.25     47,865.35
01/29/1999     53,595.42     47,301.65    48,593.85      12,256.14     50,675.91
02/26/1999     52,196.00     45,806.09    46,599.02      12,263.59     48,360.87
03/31/1999     55,068.50     47,636.78    49,247.92      12,285.93     50,907.84
04/30/1999     54,331.96     49,492.87    49,416.25      12,375.28     50,972.94
05/28/1999     52,073.24     48,302.17    47,779.22      12,375.28     49,406.41
06/30/1999     55,633.18     50,991.27    51,100.42      12,375.28     52,867.07
07/30/1999     53,742.73     49,406.02    49,496.68      12,412.51     51,187.00
08/31/1999     53,816.38     49,156.78    49,506.92      12,442.29     52,023.00
09/30/1999     52,883.43     47,806.18    49,004.53      12,501.86     50,930.00
10/29/1999     57,278.11     50,853.42    52,762.45      12,524.20     54,777.00
11/30/1999     60,297.92     51,866.52    55,370.07      12,539.09     57,732.00
12/31/1999     69,682.22     54,920.04    61,519.13      12,568.88     63,737.00
01/31/2000     67,171.67     52,170.33    59,049.91      12,568.88     60,748.00
02/29/2000     74,236.23     51,167.77    62,155.54      12,643.34     63,718.00
03/31/2000     76,104.54     56,173.13    66,517.66      12,747.58     68,278.00
04/28/2000     66,967.32     54,487.86    61,370.56      12,755.03     65,029.00
05/31/2000     61,771.08     53,349.03    57,837.64      12,769.92     61,755.00
06/30/2000     66,938.13     54,678.51    61,662.73      12,836.93     66,435.00
07/31/2000     65,361.74     53,831.62    60,413.43      12,866.72     63,665.00
08/31/2000     72,572.26     57,155.37    65,638.49      12,859.27     69,430.00
09/29/2000     67,638.75     54,145.75    60,632.91      12,926.28     62,862.00
10/31/2000     61,245.62     53,932.33    57,426.85      12,948.62     59,888.00
11/30/2000     51,232.63     49,661.43    49,722.00      12,970.96     51,060.00
12/29/2000     50,708.36     49,910.20    49,412.96      12,993.30     49,444.00



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth Fund on 12/31/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

WHAT WAS YOUR STRATEGY DURING THE PAST YEAR, AND HOW DID IT PLAY OUT?

In 2000, we remained steadfast growth investors, emphasizing a portfolio of branded growth companies that we identified using careful, bottom-up research. However, it was not a year in which sound fundamentals were necessarily rewarded. Tenuous market conditions and investor sentiment generally superceded the basic principle that stock prices historically have tended to follow earnings, and since we adhered to this principle, the Fund was held back.

      The Fund's heavy exposure to technology stocks, for example, proved detrimental in 2000. We added to and initiated positions in a number of technology holdings in which we had great confidence as the NASDAQ fell from the 5,000 mark it attained in March to 3,100 in October. Valuations for securities like Cisco, Oracle, and JDS Uniphase seemed very reasonable relative


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                              INCEPTION          1           5       10        SINCE
                                 DATE           YEAR       YEARS   YEARS     INCEPTION
CLASS A SHARES
  With sales charge (5.75%)   12/31/99        (31.48%)       --      --       (31.48%)
  Without sales charge        12/31/99        (27.30%)       --      --       (27.30%)
CLASS B SHARES
  With redemption*            12/31/99        (30.66%)       --      --       (30.66%)
  Without redemption          12/31/99        (27.77%)       --      --       (27.77%)
CLASS C SHARES
  With redemption**           12/31/99        (27.72%)       --      --       (27.72%)
  Without redemption          12/31/99        (27.72%)       --      --       (27.72%)
CLASS F SHARES                 1/5/62         (27.23%)     13.30%  17.63%       N/A
CLASS R SHARES                12/31/99        (27.08%)       --      --       (27.08%)
CLASS T SHARES
  With sales charge (4.50%)   12/31/99        (30.64%)       --      --       (30.64%)
  Without sales charge        12/31/99        (27.38%)       --      --       (27.38%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

to their growth rates--more reasonable, in fact, than the valuations for many "Old Economy" stocks in areas such as utilities and consumer staples. Therefore, we decided to take advantage of the market's dips by increasing our tech weighting.

      Unfortunately, Nortel's announcement in late October derailed our plans, as many of the Fund's holdings fell even farther. The technology sell-off continued, and the significant progress we'd made was lost.

      In spite of this chain of events, our confidence in growth-style investing remains firmly intact. There is no denying that 2000 was a tough year for the Fund and its investors, but we have a long-term perspective.

DID YOUR STOCK SELECTION PROCESS REMAIN THE SAME THROUGHOUT THE MARKET VOLATILITY? WHY OR WHY NOT?

We place great importance upon conducting in-depth, bottom-up research, and this did not change in 2000. We simply feel that the best way to gauge a company's merit is to understand it through and through--and exhaustive research is the only road to understanding. Face-to-face meetings with companies' management teams, careful analysis of earnings projections and news from the Street, and in-house number crunching were all tactics that remained crucial elements of our methodology.

LARGEST EQUITY HOLDINGS

  1.  Pfizer, Inc.                                      4.61%
  2.  Cisco Systems, Inc.                               4.35%
  3.  Merck & Company, Inc.                             3.70%
  4.  Tyco International Limited                        3.56%
  5.  General Electric Company                          3.45%
  6.  Oracle Corporation                                3.14%
  7.  Time Warner, Inc.                                 2.74%
  8.  EMC Corporation                                   2.47%
  9.  The Home Depot, Inc.                              2.31%
 10.  Fannie Mae                                        2.18%

Portfolio holdings are subject to change.

      The extreme market movements did, however, cause us to add one new step to our evaluation process. Toward the end of the year, we began to base stock picks on three- as well as five-year earnings growth projections. We feel that this adjustment has allowed us to maintain our focus on growth while simultaneously acknowledging the impact of investors' short-term sensitivity to stocks with higher valuations.

HOW HAVE YOU POSITIONED THE FUND FOR 2001?

In response to the uncertain environment, we cut back the Fund's exposure to technology. We're not running from tech by any means--it remains our largest sector weighting--as we believe that tech companies will be the driving force behind the economy over the next five to 10 years. Yet we shifted some of our attention to growth companies in areas such as healthcare and media, since we believe these firms may be able to better withstand the short-term volatility we've been experiencing.

      Meanwhile, we were heartened by signs late in 2000 that the Federal Reserve Board is heading toward a friendlier easing period, which may help investors see their way through the economy's slowdown. We feel optimistic about the Fund's opportunities in such an environment, and are ready to take on 2001.



/s/ THOMAS M. ARRINGTON
    Thomas Arrington, CFA
    Co-Portfolio Manager



/s/ SCOTT CHAPMAN
    Scott Chapman, CFA
    Co-Portfolio Manager

FOR MORE INFORMATION

DREYFUS FOUNDERS GROWTH FUND              DISTRIBUTOR
2930 East Third Avenue                    Dreyfus Service Corporation
Denver, CO 80206                          200 Park Avenue
                                          New York, New York 10166
INVESTMENT MANAGER
Founders Asset Management LLC             FUND DIRECTORS
2930 East Third Avenue                    Eugene H. Vaughan, Jr., Chairman
Denver, CO 80206                          Alan S. Danson
                                          Joan D. Manley
TRANSFER AGENT AND                        Robert P. Mastrovita
DIVIDEND DISBURSING AGENT                 Trygve E. Myhren
Investors Trust Company                   George W. Phillips
801 Pennsylvania                          Jay A. Precourt
Kansas City, MO 64105

HOW TO CONTACT US

Call 1-800-525-2440

OR CONTACT US AT

Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO 80217-3655

OR

www.founders.com




This Report is Authorized for Distribution to Prospective Investors Only If Preceded or Accompanied by a Current Prospectus, Which Contains More Complete Information Including Charges, Expenses, and Share Classes. Please Read the Prospectus Carefully Before You Invest or Send Money.

Date of first use: February 28, 2001
(c) 2001, Founders Asset Management, LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

STATEMENT OF INVESTMENTS
December 31, 2000

SHARES                                             MARKET VALUE
---------------------------------------------------------------

COMMON STOCKS (DOMESTIC)-91.5%
BANKS (MAJOR REGIONAL)-3.6%
   245,849  Fifth Third Bancorp                   $  14,689,471
   440,570  FleetBoston Financial Corporation        16,548,911
    83,742  The Bank of New York Company, Inc.        4,621,512
   308,414  Wells Fargo & Company                    17,174,805
                                                  -------------
                                                     53,034,699
                                                  -------------
BEVERAGES (NON-ALCOHOLIC)-2.2%
   207,520  PepsiCo, Inc.                            10,285,210
   374,938  The Coca-Cola Company                    22,847,784
                                                  -------------
                                                     33,132,994
                                                  -------------
BIOTECHNOLOGY-2.5%
   358,285  Amgen, Inc.*                             22,907,847
    18,900  Gilead Sciences, Inc.*                    1,567,519
    82,122  Human Genome Sciences, Inc.*              5,692,081
    85,939  Millennium Pharmaceuticals, Inc.*         5,312,104
    19,325  Vertex
            Pharmaceuticals, Inc.*                    1,381,738
                                                  -------------
                                                     36,861,289
                                                  -------------
BROADCASTING (TV, RADIO & CABLE)-1.4%
   537,216  AT&T Corporation - Liberty Media
            Corporation*                              7,285,992
   210,083  Comcast Corporation Special Class A*      8,757,835
   173,680  General Motors Corporation Class H*       3,994,640
                                                  -------------
                                                     20,038,467
                                                  -------------

COMMUNICATION EQUIPMENT-7.6%
   220,607  ADC Telecommunications,
            Inc.*                                 $   3,998,502
   116,439  CIENA Corporation*                        9,489,779
   234,024  Comverse Technology, Inc.*               25,420,857
   442,399  Corning, Inc.                            23,364,197
   334,671  JDS Uniphase Corporation*                13,972,514
   418,874  Motorola, Inc.                            8,482,199
    98,332  Qualcomm, Inc.*                           8,075,516
   877,726  TyCom Limited*                           19,639,119
                                                  -------------
                                                    112,442,683
                                                  -------------
COMPUTERS (HARDWARE)-2.0%
    56,676  Juniper Networks, Inc.*                   7,151,803
    86,898  Palm, Inc.*                               2,454,869
   703,030  Sun Microsystems, Inc.*                  19,553,022
                                                  -------------
                                                     29,159,694
                                                  -------------
COMPUTERS (NETWORKING)-5.2%
 1,683,091  Cisco Systems, Inc.*                     64,378,231
   192,133  Network
            Appliance, Inc.*                         12,332,537
                                                  -------------
                                                     76,710,768
                                                  -------------
COMPUTERS (PERIPHERALS)-2.5%
   550,027  EMC Corporation*                         36,576,796
                                                  -------------
COMPUTERS (SOFTWARE & SERVICES)-6.2%
    62,125  Amdocs Limited*                           4,115,781
   162,609  Inktomi Corporation*                      2,906,636
    55,998  Mercury Interactive Corporation*          5,050,320
   307,058  Microsoft Corporation*                   13,337,832
 1,596,845  Oracle Corporation*                      46,508,111
    36,550  Rational Software Corporation*            1,420,881
    77,385  Redback Networks, Inc.*                   3,167,948
    55,420  Seibel Systems, Inc.*                     3,744,314
   133,485  VERITAS Software Corporation*            11,679,938
                                                  -------------
                                                     91,931,761
                                                  -------------

SHARES                                             MARKET VALUE
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-4.8%
 1,064,209  General Electric Company              $  51,015,519
    67,003  Sanmina Corporation*                      5,134,105
   459,026  Solectron Corporation*                   15,560,981
                                                  -------------
                                                     71,710,605
                                                  -------------
ELECTRONICS (SEMICONDUCTORS)-5.2%
   277,878  Analog Devices, Inc.*                    14,223,880
    47,952  GlobeSpan, Inc.*                          1,318,680
   496,451  Intel Corporation                        14,924,558
    48,960  SDL, Inc.*                                7,255,260
   572,295  Texas Instruments, Inc.                  27,112,476
   207,983  Vitesse Semiconductor Corporation*       11,504,060
                                                  -------------
                                                     76,338,914
                                                  -------------
ENTERTAINMENT-3.8%
   777,527  Time Warner, Inc.                        40,618,010
   332,571  Viacom, Inc. Class B*                    15,547,694
                                                  -------------
                                                     56,165,704
                                                  -------------
EQUIPMENT (SEMICONDUCTORS)-0.5%
    90,314  Broadcom Corporation*                     7,592,021
                                                  -------------
FINANCIAL (DIVERSIFIED)-4.7%
   137,840  American Express Company                  7,572,585
   579,176  Citigroup, Inc.                          29,574,175
   371,997  Fannie Mae                               32,270,740
                                                  -------------
                                                     69,417,500
                                                  -------------

HEALTHCARE (DIVERSIFIED)-3.6%
   230,252  Abbott Laboratories                   $  11,152,831
   240,832  American Home Products Corporation       15,304,874
   365,189  Bristol-Myers Squibb Company             27,001,162
                                                  -------------
                                                     53,458,867
                                                  -------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-10.4%
    67,525  Genentech, Inc.*                          5,503,288
   585,167  Merck &
            Company, Inc.                            54,786,260
 1,484,938  Pfizer, Inc.                             68,307,148
   416,048  Pharmacia Corporation                    25,378,928
                                                  -------------
                                                    153,975,624
                                                  -------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-2.9%
    65,870  Applera Corporation                       6,195,897
   337,627  Baxter
            International, Inc.                      29,816,684
   101,769  Medtronic, Inc.                           6,144,303
                                                  -------------
                                                     42,156,884
                                                  -------------
INSURANCE (MULTI-LINE)-0.8%
   120,474  American International Group, Inc.       11,874,219
                                                  -------------
INSURANCE (PROPERTY-CASUALTY)-1.2%
     3,685  Berkshire Hathaway, Inc.*                 8,674,490
   207,223  The Allstate Corporation                  9,027,152
                                                  -------------
                                                     17,701,642
                                                  -------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2000 (CONTINUED)

SHARES                                             MARKET VALUE
---------------------------------------------------------------

INVESTMENT BANKING & BROKERAGE-0.7%
    65,103  Merrill Lynch & Company, Inc.         $   4,439,211
   206,990  The Charles Schwab Corporation            5,873,341
                                                  -------------
                                                     10,312,552
                                                  -------------
LEISURE TIME (PRODUCTS)-0.2%
    83,801  Harley-Davidson, Inc.                     3,331,090
                                                  -------------
MANUFACTURING (DIVERSIFIED)-4.1%
   119,544  Danaher Corporation                       8,173,821
   948,660  Tyco International Limited               52,650,630
                                                  -------------
                                                     60,824,451
                                                  -------------
NATURAL GAS-1.5%
    98,200  Enron Corporation                         8,162,875
   158,181  The Coastal Corporation                  13,969,360
                                                  -------------
                                                     22,132,235
                                                  -------------
OIL & GAS (DRILLING & EQUIPMENT)-2.2%
   348,186  Schlumberger Limited                     27,833,118
    66,706  Smith International, Inc.*                4,973,766
                                                  -------------
                                                     32,806,884
                                                  -------------
OIL & GAS (EXPLORATION & PRODUCTION)-0.4%
    83,494  Anadarko Petroleum Corporation            5,934,754
                                                  -------------
PERSONAL CARE-0.6%
   245,937  The Gillette Company                      8,884,474
                                                  -------------
POWER PRODUCERS (INDEPENDENT)-1.5%
   193,508  Calpine Corporation*                      8,719,954
   157,013  Dynergy, Inc. Class A                     8,802,541
    79,611  The AES Corporation*                      4,408,459
                                                  -------------
                                                     21,930,954
                                                  -------------
RESTAURANTS-0.6%
   263,139  McDonald's Corporation                    8,946,726
                                                  -------------

RETAIL (BUILDING SUPPLIES)-2.3%
   748,216  The Home Depot, Inc.                  $  34,184,119
                                                  -------------
RETAIL (DEPARTMENT STORES)-0.7%
   166,979  Kohl's Corporation*                      10,185,719
                                                  -------------
RETAIL (GENERAL MERCHANDISE)-1.8%
   507,821  Wal-Mart Stores, Inc.                    26,977,991
                                                  -------------
SAVINGS & LOANS-1.2%
   345,625  Washington Mutual, Inc.                  18,339,727
                                                  -------------
SERVICES (ADVERTISING/MARKETING)-0.6%
   110,577  Omnicom Group, Inc.                       9,164,069
                                                  -------------
SERVICES (COMMERCIAL & CONSUMER)-1.0%
   390,065  DeVry, Inc.*                             14,724,954
                                                  -------------
SERVICES (DATA PROCESSING)-0.2%
    79,375  Concord EFS, Inc.*                        3,482,578
                                                  -------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.6%
   207,669  Nextel Communications, Inc.*              5,126,828
    40,621  VoiceStream Wireless Corporation*         4,087,488
                                                  -------------
                                                      9,214,316
                                                  -------------
TELECOMMUNICATIONS
(LONG DISTANCE)-0.2%
    86,898  Level 3 Communications, Inc.*             2,851,341
                                                  -------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$1,415,632,461)                             1,354,510,065
                                                  -------------

SHARES                                             MARKET VALUE
---------------------------------------------------------------

COMMON STOCKS (FOREIGN)-4.5%
COMMUNICATION EQUIPMENT-2.9%
  $605,887  Nokia Oyj Sponsored ADR (FI)          $  26,356,085
   523,326  Nortel Networks Corporation (CA)         16,779,140
                                                  -------------
                                                     43,135,225
                                                  -------------
COMPUTERS (SOFTWARE & SERVICES)-1.6%
    57,436  Business Objects SA Sponsored ADR
            (FR)*                                     3,252,314
   148,663  Check Point Software Technologies
            Limited (IS)*                            19,855,802
                                                  -------------
                                                     23,108,116
                                                  -------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$152,025,029)                                  66,243,341
                                                  -------------
WARRANTS-0.0%
HEALTHCARE (SPECIALIZED SERVICES)-0.0%
     5,814  Per-Se Technologies Warrants*                   174
                                                  -------------
TOTAL WARRANTS
(COST-$0)                                                   174
                                                  -------------



PRINCIPAL AMOUNT                                 AMORTIZED COST
---------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-5.9%
$50,000,000  American Express Credit Corporation
             6.48% 01/02/01                        $   49,973,000
 38,200,000  American General Finance Corporation
             6.50% 01/02/01                            38,179,308
                                                   --------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED
COST-$88,152,308)                                      88,152,308
                                                   --------------
TOTAL INVESTMENTS-101.9%
(COST-$1,655,809,798)                               1,508,905,888
OTHER ASSETS AND
LIABILITIES-(1.9%)                                    (28,231,891)
                                                   --------------
NET ASSETS-100.0%                                  $1,480,673,997
                                                   ==============

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
Investment securities, at cost.......    $1,655,809,798
                                         --------------
Investment securities, at market.....     1,508,905,888
Cash.................................         3,912,631
Receivables:
  Capital shares sold................         2,145,275
  Dividends..........................         1,117,802
Other assets.........................           110,780
                                         --------------
    Total Assets.....................     1,516,192,376
                                         --------------
LIABILITIES
Payables:
  Investment securities purchased....        22,630,521
  Capital shares redeemed............        10,042,233
  Advisory fees......................         1,057,789
  Shareholder servicing fees.........            64,599
  Accounting fees....................            37,782
  Distribution fees..................         1,352,450
  Other..............................           325,230
  Dividends..........................             7,775
                                         --------------
    Total Liabilities................        35,518,379
                                         --------------
Net Assets...........................    $1,480,673,997
                                         ==============

Net Assets--Class A..................    $    8,654,986
Shares Outstanding--Class A..........           617,447
Net Asset Value, Redemption Price Per
  Share..............................    $        14.02
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $        14.88

Net Assets--Class B..................    $   25,358,934
Shares Outstanding--Class B..........         1,822,721
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $        13.91
Net Assets--Class C..................    $    4,383,616
Shares Outstanding--Class C..........           314,930
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $        13.92
Net Assets--Class F..................    $1,441,465,993
Shares Outstanding--Class F..........       102,723,021
Net Asset Value, Offering and
  Redemption Price Per Share.........    $        14.03
Net Assets--Class R..................    $        8,754
Shares Outstanding--Class R..........               622
Net Asset Value, Offering and
  Redemption Price Per Share.........    $        14.07
Net Assets--Class T..................    $      801,714
Shares Outstanding--Class T..........            57,268
Net Asset Value, Redemption Price Per
  Share..............................    $        14.00
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $        14.66

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended
December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends..........................    $     9,139,897
  Interest...........................          5,611,734
  Foreign taxes withheld.............            (56,916)
                                         ---------------
    Total Investment Income..........         14,694,715
                                         ---------------
Expenses:
  Advisory fees--Note 2..............         20,500,379
  Shareholder servicing
  fees--Note 2.......................            726,136
  Accounting fees--Note 2............            812,802
  Distribution fees--Note 2..........          7,791,618
  Transfer agency fees--Note 2.......          1,393,797
  Registration fees..................            513,369
  Postage and mailing expenses.......            161,441
  Custodian fees and expenses--
    Note 2...........................            103,844
  Printing expenses..................            320,459
  Legal and audit fees...............            170,208
  Directors' fees and expenses.......            193,865
  Other expenses.....................            490,988
                                         ---------------
    Total Expenses...................         33,178,906
    Earnings Credits.................           (447,985)
    Expense Offset to Broker
    Commissions......................             (2,900)
                                         ---------------
    Net Expenses.....................         32,728,021
                                         ---------------
  Net Investment (Loss)..............        (18,033,306)
                                         ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
Security Transactions:
  Proceeds from long-term securities
  sold...............................      6,363,040,165
  Proceeds from long-term U.S.
  Government Obligations sold........                  0
  Cost of securities sold............      6,080,035,433
                                         ---------------
Net Realized Gain from Security
Transactions.........................        283,004,732
Net Realized Gain (Loss) from Foreign
Currency Transactions................                  0
Net Change in Unrealized
Appreciation/Depreciation............     (1,067,108,627)
                                         ---------------
  Net Realized and Unrealized (Loss)
  on Investments and Foreign Currency
  Transactions.......................       (784,103,895)
                                         ---------------
Net (Decrease) in Net Assets
Resulting from Operations............    $  (802,137,201)
                                         ===============
Purchases of long-term securities....    $ 5,344,760,962
                                         ===============
Purchases of long-term U.S.
Government Obligations...............    $             0
                                         ===============

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                            YEAR            YEAR OR PERIOD
                                            ENDED               ENDED
                                          12/31/00            12/31/99*
                                       ---------------      --------------
OPERATIONS
Net Investment (Loss)................  $   (18,033,306)     $  (12,727,489)
Net Realized Gain from Security
  Transactions.......................      283,004,732         437,419,900
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............                0                   0
Net Change in Unrealized
  Appreciation/Depreciation..........   (1,067,108,627)        517,564,784
                                       ---------------      --------------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations.     (802,137,201)        942,257,195
                                       ---------------      --------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A............................       (1,307,372)                  0
  Class B............................       (3,691,480)                  0
  Class C............................         (561,609)                  0
  Class F............................     (346,910,573)       (493,801,317)
  Class R............................           (1,347)                  0
  Class T............................         (129,661)                  0
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A............................         (363,201)                  0
  Class B............................       (1,025,532)                  0
  Class C............................         (156,021)                  0
  Class F............................      (96,375,387)                  0
  Class R............................             (374)                  0
  Class T............................          (36,021)                  0
                                       ---------------      --------------
  Net (Decrease) from Dividends and
    Distributions....................     (450,558,578)       (493,801,317)
                                       ---------------      --------------


 * FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

                                            YEAR            YEAR OR PERIOD
                                            ENDED               ENDED
                                          12/31/00            12/31/99*
                                       ---------------      --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A............................  $    13,684,618      $        1,000
  Class B............................       35,867,306               1,000
  Class C............................        6,406,671               1,000
  Class F............................      728,164,158         938,300,163
  Class R............................           10,517               1,000
  Class T............................        1,257,654               1,000
Reinvested dividends and distributions
  Class A............................        1,485,128                   0
  Class B............................        4,114,409                   0
  Class C............................          443,412                   0
  Class F............................      429,851,007         474,679,046
  Class R............................            1,721                   0
  Class T............................          160,189                   0
                                       ---------------      --------------
                                         1,221,446,790       1,412,984,209
Cost of shares redeemed
  Class A............................       (2,089,525)                  0
  Class B............................       (2,237,788)                  0
  Class C............................         (505,400)                  0
  Class F**..........................   (1,806,681,339)       (898,008,658)
  Class R............................              (10)                  0
  Class T............................         (173,912)                  0
                                       ---------------      --------------
                                        (1,811,687,974)       (898,008,658)
  Net Increase (Decrease) from
    Capital Share Transactions.......     (590,241,184)        514,975,551
                                       ---------------      --------------
  Net Increase (Decrease) in Net
    Assets...........................   (1,842,936,963)        963,431,429

                                             YEAR            YEAR OR PERIOD
                                             ENDED               ENDED
                                           12/31/00            12/31/99*
                                        ---------------      --------------
NET ASSETS
  Beginning of year..................   $ 3,323,610,960      $2,360,179,531
                                        ---------------      --------------
  End of year........................   $ 1,480,673,997      $3,323,610,960
                                        ===============      ==============
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................   $ 1,766,303,765      $2,333,811,929
Accumulated undistributed
  (distribution in excess of) net
  investment income..................                 0                   0
Accumulated undistributed net
  realized gain (loss) from security
  transactions.......................      (138,722,850)         69,597,322
Unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions......      (146,906,918)        920,201,709
                                        ---------------      --------------
  Total..............................   $ 1,480,673,997      $3,323,610,960
                                        ===============      ==============


 * FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

** DURING THE PERIOD ENDED DECEMBER 31, 2000, THE FUND DISBURSED TO A REDEEMING
   SHAREHOLDER PORTFOLIO SECURITIES AND CASH VALUED AT $856,102,708 ON THE DATE OF REDEMPTION.

   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS A SHARES
Net Asset Value, beginning of
period...............................         $ 23.88
Income from investment operations:
    Net investment (loss)............           (0.05)
    Net (losses) on securities (both
      realized and unrealized).......           (6.39)
                                              -------
         Total from investment
           operations................           (6.44)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (2.68)
    In excess of net realized
      gains..........................           (0.74)
                                              -------
         Total distributions.........           (3.42)
Net Asset Value, end of period.......         $ 14.02
                                              =======
Total Return/Ratios
    Total return.....................          (27.30%)*
    Net assets, end of period
      (000s).........................         $ 8,655
    Net expenses to average net
      assets#........................            1.05%
    Gross expenses to average net
      assets#........................            1.08%
    Net investment (loss) to average
      net assets.....................           (0.54%)
    Portfolio turnover rate@.........             182%

*     Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS B SHARES
Net Asset Value, beginning of
period...............................         $ 23.88
Income from investment operations:
    Net investment (loss)............           (0.11)
    Net (losses) on securities (both
      realized and unrealized).......           (6.44)
                                              -------
         Total from investment
           operations................           (6.55)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (2.68)
    In excess of net realized
      gains..........................           (0.74)
                                              -------
         Total distributions.........           (3.42)
Net Asset Value, end of period.......         $ 13.91
                                              =======
Total Return/Ratios
    Total return.....................          (27.77%)*
    Net assets, end of period
      (000s).........................         $25,359
    Net expenses to average net
      assets#........................            1.80%
    Gross expenses to average net
      assets#........................            1.82%
    Net investment (loss) to average
      net assets.....................           (1.29%)
    Portfolio turnover rate@.........             182%


*     Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)
Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                             YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................         $ 23.88
Income from investment operations:
    Net investment (loss)............           (0.10)
    Net (losses) on securities (both
      realized and unrealized).......           (6.44)
                                              -------
         Total from investment
           operations................           (6.54)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (2.68)
    In excess of net realized
      gains..........................           (0.74)
                                              -------
         Total distributions.........           (3.42)
Net Asset Value, end of period.......         $ 13.92
                                              =======
Total Return/Ratios
    Total return.....................          (27.72%)*
    Net assets, end of period
      (000s).........................         $ 4,384
    Net expenses to average net
      assets#........................            1.80%
    Gross expenses to average net
      assets#........................            1.82%
    Net investment (loss) to average
      net assets.....................           (1.28%)
    Portfolio turnover rate@.........             182%


*     Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                              YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------------
                                            2000          1999          1998          1997          1996
                                         ----------    ----------    ----------    ----------    ----------
CLASS F SHARES
Net Asset Value, beginning of
 period..............................    $    23.87    $    20.41    $    17.28    $    15.87    $    14.77
Income from investment operations:
   Net investment income (loss)......         (0.21)        (0.09)         0.01          0.07          0.02
   Net gains (losses) on securities
    (both realized and unrealized)...         (6.21)         7.73          4.26          4.09          2.40
                                         ----------    ----------    ----------    ----------    ----------
      Total from investment
        operations...................         (6.42)         7.64          4.27          4.16          2.42
Less distributions:
   From net investment income*.......          0.00          0.00         (0.01)        (0.07)        (0.02)
   From net realized gains...........         (2.68)        (4.18)        (1.13)        (2.68)        (1.30)
   In excess of net realized gains...         (0.74)         0.00          0.00          0.00          0.00
                                         ----------    ----------    ----------    ----------    ----------
      Total distributions............         (3.42)        (4.18)        (1.14)        (2.75)        (1.32)
Net Asset Value, end of period.......    $    14.03    $    23.87    $    20.41    $    17.28    $    15.87
                                         ==========    ==========    ==========    ==========    ==========
Total Return/Ratios
   Total return......................        (27.23%)       39.06%        25.04%        26.60%        16.57%
   Net assets, end of period (000s)..    $1,441,466    $3,323,606    $2,360,180    $1,757,449    $1,118,323
   Net expenses to average net
    assets#..........................          1.06%         1.08%         1.08%         1.10%         1.19%
   Gross expenses to average net
    assets#..........................          1.07%         1.09%         1.10%         1.12%         1.20%
   Net investment income (loss) to
    average net assets...............         (0.58%)       (0.47%)        0.05%         0.48%         0.15%
   Portfolio turnover rate@..........           182%          117%          143%          189%          134%

* Distributions in excess of net investment income for the years ended December 31, 1999 and 1998 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                             YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS R SHARES
Net Asset Value, beginning of
  period.............................         $ 23.88
Income from investment operations:
    Net investment (loss)............           (0.02)
    Net (losses) on securities (both
      realized and unrealized).......           (6.37)
                                              -------
         Total from investment
           operations................           (6.39)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (2.68)
    In excess of net realized
      gains..........................           (0.74)
                                              -------
         Total distributions.........           (3.42)
Net Asset Value, end of period.......         $ 14.07
                                              =======
Total Return/Ratios
    Total return.....................          (27.08%)
    Net assets, end of period
      (000s).........................         $     9
    Net expenses to average net
      assets#........................            0.79%
    Gross expenses to average net
      assets#........................            0.82%
    Net investment (loss) to average
      net assets.....................           (0.29%)
    Portfolio turnover rate@.........             182%


# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................         $ 23.88
Income from investment operations:
    Net investment (loss)............           (0.09)
    Net (losses) on securities (both
       realized and unrealized)......           (6.37)
                                              -------
         Total from investment
           operations................           (6.46)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (2.68)
    In excess of net realized
       gains.........................           (0.74)
                                              -------
         Total distributions.........           (3.42)
Net Asset Value, end of period.......         $ 14.00
                                              =======
Total Return/Ratios
    Total return.....................          (27.38%)*
    Net assets, end of period
       (000s)........................         $   802
    Net expenses to average net
       assets#.......................            1.29%
    Gross expenses to average net
       assets#.......................            1.32%
    Net investment (loss) to average
       net assets....................           (0.80%)
    Portfolio turnover rate@.........             182%


*     Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market.

  The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.

  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.

  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

  In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements resulting from the adoption of this change.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.

  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $58,765 during the year ended December 31, 2000 from commissions earned on sales of Fund shares.

  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $12,170 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.

  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $13,158, $37,297, $6,216, and $1,590, respectively, for shareholder servicing fees under the plan.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Class T shares were charged $111,892, $18,649, $7,659,487, and $1,590, respectively, pursuant to the Distribution Plans.

  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

  The officers of the Company are also officers and/or directors of Founders.

  Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:


UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
   $18,033,306                   $(40,766,326)                 $22,733,020

  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:


Net Capital Loss Carryovers..........   $            0
Post-October Capital Loss Deferral...   $  103,530,074
Post-October Currency Loss
Deferral.............................   $            0
Federal Tax Cost.....................   $1,690,994,799
Unrealized Appreciation..............   $   89,855,503
Unrealized (Depreciation)............   $ (271,944,414)
Net Appreciation/(Depreciation)......   $ (182,088,911)

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4.  FUND SHARE TRANSACTIONS

The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                           YEAR       YEAR OR PERIOD
                                           ENDED          ENDED
                                         12/31/00       12/31/99*
                                        -----------   --------------
CLASS A
      Shares sold....................       640,125             42
      Shares issued for dividends
        reinvested...................       103,493              0
      Shares redeemed................      (126,213)             0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........       617,405             42
CLASS B
      Shares sold....................     1,650,755             42
      Shares issued for dividends
        reinvested...................       288,734              0
      Shares redeemed................      (116,810)             0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........     1,822,679             42
CLASS C
      Shares sold....................       307,813             42
      Shares issued for dividends
        reinvested...................        31,117              0
      Shares redeemed................       (24,042)             0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........       314,888             42
CLASS F
      Shares sold....................    31,725,033     42,506,965
      Shares issued for dividends
        reinvested...................    29,933,759     21,478,690
      Shares redeemed................   (98,183,193)   (40,443,230)
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........   (36,524,401)    23,542,425
CLASS R
      Shares sold....................           461             42
      Shares issued for dividends
        reinvested...................           120              0
      Shares redeemed................            (1)             0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........           580             42
CLASS T
      Shares sold....................        56,387             42
      Shares issued for dividends
        reinvested...................        11,186              0
      Shares redeemed................       (10,347)             0
      NET INCREASE (DECREASE) IN
        SHARES OUTSTANDING...........        57,226             42


* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP
    PricewaterhouseCoopers LLP

Denver, Colorado
February 6, 2001

OTHER INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 10.22% qualified for the dividends received deduction available to the Fund's corporate shareholders.

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2000, fiscal year distributions in the amount of $363,913,678 were considered long-term gains.

                              FOR MORE INFORMATION

                                        DREYFUS FOUNDERS
                                        GROWTH FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        TRANSFER AGENT &
To obtain information:                  DIVIDEND DISBURSING AGENT

By telephone                            Dreyfus Transfer, Inc.
Call your financial                     P.O. Box 9671
representative or                       Providence, RI  02940
1-800-554-4611
                                        DISTRIBUTOR
By mail  Write to:
Dreyfus Founders Funds                  Dreyfus Service Corporation
144 Glenn Curtiss Boulevard             200 Park Avenue
Uniondale, NY  11556-0144               New York, NY  10166




Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation                                213AR0012

DREYFUS FOUNDERS
GROWTH AND INCOME
FUND




ANNUAL REPORT
December 31, 2000

                            [DREYFUS FOUNDERS LOGO]

TABLE OF CONTENTS

About this Report .........................................................    3
A Message from Founders ...................................................    4
Management Overview .......................................................    6
Statement of Investments ..................................................   12
Statement of Assets and Liabilities .......................................   16
Statement of Operations ...................................................   18
Statements of Changes in Net Assets .......................................   19
Financial Highlights ......................................................   22
Notes to Financial Statements .............................................   28
Report of Independent Accountants .........................................   35
Other Information .........................................................   36


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU  Australia           GR  Greece              NW  Norway
AT  Austria             HK  Hong Kong           PA  Panama
BR  Brazil              HU  Hungary             PL  Poland
CA  Canada              IE  Ireland             SA  South Africa
CN  China               IS  Israel              SG  Singapore
CR  Croatia             IT  Italy               SP  Spain
DE  Denmark             JA  Japan               SW  Sweden
FI  Finland             KR  South Korea         SZ  Switzerland
FR  France              LU  Luxembourg          TW  Taiwan
GE  Germany             MX  Mexico              UK  United Kingdom
                        NE  Netherlands


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
o Not-FDIC-Insured           o Not Bank-Guaranteed              o May Lose Value
--------------------------------------------------------------------------------

ABOUT THIS REPORT


HISTORICAL RETURNS
All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES
The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

    Beginning with this Annual Report, the Growth and Income Fund's performance will be compared to the Russell 1000 Growth Index in addition to the Standard & Poor's 500 Index. We believe this additional index provides a reasonable comparison for the Fund's investment performance because it tracks companies that are more similar to those in which the Fund invests.

o The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

o The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.

o The Lipper Large-Cap Core Fund Index is an average of the performance of the 30 largest large-cap core funds tracked by Lipper Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS


[   PICTURE   ]       Dear Fellow Shareholder:
[     OF      ]
[  RICHARD W. ]       With all of the anticipation surrounding the dawn of a new
[    SABO     ]       millennium and the confidence stemming from 1999's
                      historic returns, we began the year 2000 with high
RICHARD W. SABO       expectations. The NASDAQ seemed unstoppable, the "New
                      Economy" continued to rewrite economic rules of yesterday, and the soaring tech sector retained its dominant position during the first few months of the year.

    Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000
Interest rate hikes and investors' questions about high stock valuations were the first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

    In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS

There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A COMPANY CREDO. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o THE IMPORTANCE OF DISCIPLINE. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o READY FOR FUTURE OPPORTUNITIES. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.

Respectfully,


/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends or coupon payments.

MANAGEMENT OVERVIEW


[                  ]   A DISCUSSION WITH PORTFOLIO MANAGER THOMAS ARRINGTON, CFA
[    PICTURE OF    ]
[ THOMAS ARRINGTON ]   HOW DID THE GROWTH AND INCOME FUND PERFORM DURING 2000?
[                  ]   The second half of 2000 proved to be just as challenging
as the first, resulting in one of the more disappointing years for large-cap growth companies in recent history. In fact, the NASDAQ dropped -39.29%, its steepest annual decline ever, and the Standard & Poor's 500 Index fell -9.12%, its poorest showing since 1977.

    Although the Growth and Income Fund outperformed some of its benchmarks in the first and third quarters, it was unable to do so in the second and fourth quarters of the year, and the Fund finished 2000 in negative territory. Indeed, investors' defensive mood seemed to only gain momentum as the year progressed. Unfortunately, the Fund was caught in the downdraft--more so than its peers due to our emphasis on growth stocks, which were hit the hardest in 2000. (See page 9 for the Fund's total returns.)

--------------------------------------------------------------------------------
FUND AT A GLANCE

This fund invests primarily in common stocks of large, well-established, stable and mature companies. These companies generally pay regular dividends, although the Fund may invest in non-dividend paying companies if they offer better prospects for capital appreciation.

--------------------------------------------------------------------------------

WHAT FACTORS MOST INFLUENCED THE FUND'S PERFORMANCE THROUGHOUT THE YEAR?

Bad news tended to overshadow the good in 2000 when it came to the market's behavior, perhaps because the year was fraught with uncertainty. In this regard, investor sentiment played a significant role in affecting performance. Even though many companies in the Fund issued earnings reports that met or exceeded our expectations, this news was not borne out in the returns we saw. For example, fiberoptic network equipment makers CORNING, CIENA, and JDS UNIPHASE beat consensus estimates for growth, yet dropped when NORTEL NETWORKS announced that its optical revenues would be lower than expected. These kinds of sympathetic declines were common in 2000, particularly in the technology sector.


PORTFOLIO COMPOSITION


                  [PIE CHART PLOTTED FROM DATA IN TABLE BELOW]


20.82%  Financials
19.45%  Technology
14.69%  Healthcare
10.26%  Capital Goods
 8.77%  Consumer Staples
 8.05%  Energy
 5.54%  Utilities
 5.46%  Consumer Cyclicals
 4.90%  Communication Services
 0.43%  Convertible Bonds
 1.63%  Cash & Equivalents

Portfolio composition is subject to change.

    Even well-known blue-chip holdings eventually fell prey to the tech sell-off, unable to shake off short-term setbacks. SUN MICROSYSTEMS, TEXAS INSTRUMENTS, ORACLE, and MICROSOFT all lost ground, the result of a sluggish economy dampening demand for personal computer systems and the chips that make them run. Yet we retained these and other tech stocks in Growth and Income Fund's portfolio, determined not to abandon them at the first sign of trouble. We base investment decisions on long-term earnings potential, and while the tech sector was, performance-wise, an unfortunate place to be in 2000, it continues to be an area teeming with growth opportunities. Since it's impossible to predict when investors will start recognizing these opportunities, we decided to ride out the storm.

GROWTH OF $10,000 INVESTMENT

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                        LIPPER
                                     LARGE-CAP CORE            RUSSELL 1000
              GR. & Inc.   S&P 500     FD. INDEX       CPI       GROWTH
              ---------   ---------  -------------  ---------  ------------
12/31/1990    10,000.00   10,000.00    10,000.00    10,000.00   10,000.00
01/31/1991    10,224.89    10446.05    10,516.05    10,037.23   10,516.00
02/28/1991    10,944.53   11,173.96    11,229.06    10,044.68   11,353.00
03/28/1991    11,267.89   11,449.53    11,468.58    10,044.68   11,800.00
04/30/1991    11,162.44   11,487.38    11,461.24    10,067.01   11,746.00
05/31/1991    11,554.10   11,965.81    11,956.21    10,104.24   12,271.00
06/28/1991    11,049.49   11,423.44    11,377.12    10,126.58   11,687.00
07/31/1991    11,700.35   11,969.84    11,919.03    10,148.92   12,315.00
08/30/1991    11,957.66   12,239.01    12,215.64    10,178.70   12,727.00
09/30/1991    11,694.42   12,035.33    12,096.12    10,208.49   12,505.00
10/31/1991    11,739.98   12,212.68    12,331.73    10,223.38   12,703.00
11/29/1991    11,512.17   11,705.18    11,860.75    10,268.06   12,378.00
12/31/1991    12,833.97   13,044.87    13,129.88    10,297.84   14,127.00
01/31/1992    12,348.72   12,816.27    13,070.46    10,305.29   13,787.00
02/28/1992    12,214.86   12,966.10    13,308.13    10,327.62   13,810.00
03/31/1992    11,988.74   12,714.36    13,013.48    10,364.85   13,432.00
04/30/1992    12,106.11   13,103.35    13,149.08    10,387.19   13,530.00
05/29/1992    12,206.72   13,148.19    13,214.44    10,409.53   13,628.00
06/30/1992    11,838.18   12,955.42    12,939.62    10,439.31   13,285.00
07/31/1992    12,140.86   13,501.59    13,384.61    10,469.10   13,879.00
08/31/1992    11,955.89   13,210.95    13,143.33    10,491.44   13,709.00
09/30/1992    12,099.13   13,364.93    13,297.97    10,513.78   13,865.00
10/30/1992    12,318.50   13,438.60    13,411.23    10,558.45   14,074.00
11/30/1992    12,841.62   13,876.58    13,958.54    10,588.24   14,685.00
12/31/1992    12,801.22   14,038.74    14,140.52    10,603.13   14,832.00
01/29/1993    12,875.32   14,168.29    14,309.49    10,632.91   14,662.00
02/26/1993    12,875.32   14,346.00    14,352.05    10,662.70   14,427.00
03/31/1993    13,208.93   14,649.57    14,740.11    10,677.59   14,705.00
04/30/1993    12,856.45   14,309.10    14,465.07    10,714.82   14,116.00
05/28/1993    13,320.25   14,665.23    14,839.29    10,744.60   14,610.00
06/30/1993    13,450.23   14,710.31    14,917.37    10,752.05   14,477.00
07/31/1993    13,450.23   14,676.73    14,860.14    10,766.94   14,218.00
08/31/1993    13,970.40   15,220.18    15,409.04    10,789.28   14,802.00
09/30/1993    14,304.67   15,100.95    15,409.41    10,804.17   14,693.00
10/31/1993    14,472.08   15,427.66    15,648.07    10,848.85   15,101.00
11/30/1993    14,304.67   15,262.17    15,401.50    10,871.18   15,000.00
12/31/1993    14,655.72   15,451.62    15,754.49    10,900.97   15,258.00
01/31/1994    15,129.95   15,988.90    16,261.74    10,900.97   15,612.00
02/28/1994    15,265.44   15,539.41    15,955.31    10,930.75   15,326.00
03/31/1994    14,553.72   14,864.88    15,221.92    10,960.54   14,585.00
04/30/1994    14,802.31   15,070.58    15,368.75    10,967.98   14,652.00
05/31/1994    14,689.32   15,295.51    15,489.94    10,990.32   14,874.00
06/30/1994    14,146.94   14,924.31    15,081.22    11,020.10   14,434.00
07/29/1994    14,553.72   15,429.68    15,533.94    11,057.33   14,927.00
08/31/1994    15,276.89   16,050.94    16,088.32    11,102.01   15,758.00
09/30/1994    14,892.71   15,655.31    15,750.75    11,124.35   15,545.00
10/31/1994    15,141.30   16,020.21    16,005.00    11,131.79   15,910.00
11/30/1994    14,621.52   15,424.22    15,441.28    11,161.58   15,400.00
12/31/1994    14,732.65   15,651.87    15,584.63    11,191.36   15,658.00
01/31/1995    14,971.82   16,067.67    15,859.46    11,213.70   15,993.00
02/28/1995    15,282.73   16,679.68    16,404.28    11,243.48   16,663.00
03/31/1995    15,713.23   17,175.07    16,812.60    11,265.82   17,149.00
04/28/1995    15,832.82   17,692.77    17,182.40    11,303.05   17,524.00
05/31/1995    16,311.15   18,378.93    17,737.45    11,332.84   18,134.00
06/30/1995    17,052.57   18,813.47    18,203.49    11,355.17   18,833.93
07/31/1995    17,865.73   19,449.56    18,824.25    11,370.07   19,616.62
08/31/1995    17,961.40   19,487.40    18,853.09    11,392.41   19,638.04
09/29/1995    18,415.81   20,307.25    19,558.37    11,407.30   20,543.26
10/31/1995    18,009.23   20,248.17    19,467.61    11,444.53   20,557.49
11/30/1995    18,965.90   21,120.46    20,228.02    11,451.97   21,356.49
12/31/1995    19,013.44   21,527.24    20,533.58    11,474.31   21,478.93
01/31/1996    19,723.96   22,274.13    21,137.73    11,518.99   22,197.40
02/29/1996    20,207.11   22,465.95    21,395.48    11,548.77   22,603.36
03/29/1996    20,803.94   22,683.76    21,590.17    11,586.00   22,632.36
04/30/1996    21,542.88   23,032.65    21,904.01    11,630.68   23,227.83
05/31/1996    22,139.72   23,605.63    22,340.87    11,660.46   24,039.47
06/28/1996    22,111.30   23,701.01    22,373.24    11,667.91   24,072.11
07/31/1996    21,059.73   22,663.95    21,459.23    11,705.14   22,661.73
08/30/1996    21,684.99   23,137.28    21,946.92    11,720.03   23,246.65
09/30/1996    22,281.82   24,434.85    23,084.46    11,824.27   24,939.42
10/31/1996    22,850.23   25,123.49    23,543.63    11,787.04   25,089.70
11/29/1996    23,930.22   27,011.72    25,069.69    11,824.27   26,973.48
12/31/1996    23,646.98   26,476.58    24,607.77    11,846.61   26,445.38
01/31/1997    24,431.94   28,142.14    25,953.10    11,868.95   28,300.20
02/28/1997    24,399.23   28,347.13    25,921.81    11,898.73   28,108.58
03/31/1997    23,810.51   27,177.92    24,811.97    11,906.18   26,587.47
04/30/1997    24,726.30   28,812.16    26,186.48    11,921.07   28,352.96
05/30/1997    25,936.45   30,543.44    27,775.54    11,921.07   30,399.07
06/30/1997    26,819.53   31,913.85    28,980.09    11,935.96   31,615.67
07/31/1997    27,702.61   34,470.44    31,269.43    11,958.30   34,411.83
08/29/1997    26,557.88   32,537.13    29,678.26    11,980.64   32,397.69
09/30/1997    28,029.68   34,315.51    31,205.98    12,010.42   33,991.96
10/31/1997    27,539.08   33,183.43    30,243.42    12,025.32   32,735.59
11/28/1997    27,833.44   34,707.70    31,231.68    12,047.65   34,126.03
12/31/1997    28,243.46   35,305.12    31,799.10    12,047.65   34,508.32
01/30/1998    29,018.93   35,710.47    32,112.79    12,055.10   35,540.19
02/27/1998    30,488.24   38,264.80    34,389.09    12,069.99   38,213.60
03/31/1998    31,386.15   40,226.70    36,089.67    12,069.99   39,736.95
04/30/1998    31,712.67   40,629.33    36,455.32    12,099.78   40,286.84
05/29/1998    31,426.97   39,906.88    35,832.83    12,129.56   39,143.66
06/30/1998    32,161.62   41,531.03    37,534.77    12,137.01   41,541.05
07/31/1998    31,182.08   41,114.05    37,232.02    12,159.34   41,266.08
08/31/1998    28,039.38   35,164.78    31,659.58    12,174.24   35,073.03
09/30/1998    29,835.21   37,409.13    33,232.80    12,181.68   37,767.25
10/30/1998    31,590.22   40,474.04    35,725.77    12,204.02   40,802.66
11/30/1998    32,651.39   42,917.10    37,850.52    12,226.36   43,906.32
12/31/1998    33,265.28   45,392.43    40,363.85    12,241.25   47,865.35
01/29/1999    32,356.40   47,301.65    41,775.10    12,256.14   50,675.91
02/26/1999    31,811.06   45,806.09    40,484.87    12,263.59   48,360.87
03/31/1999    33,492.51   47,636.78    42,113.75    12,285.93   50,907.84
04/30/1999    33,856.06   49,492.87    43,242.05    12,375.28   50,972.94
05/28/1999    32,447.29   48,302.17    42,094.77    12,375.28   49,406.41
06/30/1999    34,310.51   50,991.27    44,443.86    12,375.28   52,867.07
07/30/1999    33,128.95   49,406.02    43,139.85    12,412.51   51,187.00
08/31/1999    32,947.17   49,156.78    42,699.81    12,442.29   52,023.00
09/30/1999    32,492.73   47,806.18    41,542.76    12,501.86   50,930.00
10/29/1999    34,628.62   50,853.42    44,087.67    12,524.20   54,777.00
11/30/1999    35,310.28   51,866.52    45,169.40    12,539.09   57,732.00
12/31/1999    38,265.64   54,920.04    48,174.12    12,568.88   63,737.00
01/31/2000    36,857.70   52,170.33    46,226.04    12,568.88   60,748.00
02/29/2000    37,058.84   51,167.77    46,211.31    12,643.34   63,718.00
03/31/2000    39,824.42   56,173.13    50,229.12    12,747.58   68,278.00
04/28/2000    36,807.42   54,487.86    48,588.96    12,755.03   65,029.00
05/31/2000    35,198.35   53,349.03    47,351.32    12,769.92   61,755.00
06/30/2000    36,354.87   54,678.51    49,084.45    12,836.93   66,435.00
07/31/2000    35,600.62   53,831.62    48,319.63    12,866.72   63,665.00
08/31/2000    38,919.32   57,155.37    51,652.95    12,859.27   69,430.00
09/29/2000    36,706.85   54,145.75    48,902.46    12,926.28   62,862.00
10/31/2000    34,544.67   53,932.33    48,336.03    12,948.62   59,888.00
11/30/2000    30,572.28   49,661.43    44,084.66    12,970.96   51,060.00
12/29/2000    30,778.55   49,910.20    44,624.13    12,993.30   49,444.00


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth and Income Fund on 12/31/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

    Technology wasn't the only area of interest to us, however, and some of our investments in more traditional "Old Economy" areas fared well in 2000. Large pharmaceuticals BRISTOL-MYERS SQUIBB, PHARMACIA, PFIZER, and MERCK, for example, all performed admirably. Financial firms FIFTH THIRD and FANNIE MAE held strong as well, as did oil giants EXXON MOBIL and CHEVRON. While these companies' gains in 2000 were not enough to offset the Fund's losses in technology, we were nonetheless pleased to see standout performances during such challenging times.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                                       Inception          1            5      10        Since
                                         Date            Year        Years   Years     Inception
                                       ---------         ----        -----   -----     ---------
CLASS A SHARES
        With sales charge (5.75%)       12/31/99        (23.69%)       --      --       (23.69%)
        Without sales charge            12/31/99        (19.04%)       --      --       (19.04%)
CLASS B SHARES
        With redemption*                12/31/99        (23.29%)       --      --       (23.29%)
        Without redemption              12/31/99        (20.09%)       --      --       (20.09%)
CLASS C SHARES
        With redemption**               12/31/99        (19.96%)       --      --       (19.96%)
        Without redemption              12/31/99        (19.96%)       --      --       (19.96%)
CLASS F SHARES                            7/5/38        (19.57%)      10.11%  11.90%      N/A
CLASS R SHARES                          12/31/99        (18.91%)       --      --       (18.91%)
CLASS T SHARES
        With sales charge (4.50%)       12/31/99        (23.29%)       --      --       (23.29%)
        Without sales charge            12/31/99        (19.69%)       --      --       (19.69%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

COULD YOU DESCRIBE A KEY DECISION YOU MADE IN 2000
AND HOW THIS DECISION AFFECTED THE FUND?

We've mentioned our decision to stay with a number of technology companies in spite of their 2000 hardships. And in fact, this decision is indicative of a broad choice that goes beyond our views regarding technology firms and encompasses the rationale behind all of our stock picks and investment strategies: our commitment to a growth-style approach. Growth and Income Fund emphasizes the "growth" aspect of its name, and we view the maintenance of this principle as our primary responsibility. We believe that staying competitive with the majority of our peers in 2000 would have entailed investing heavily in value-oriented securities, since these more defensive stocks--for the first time in five years--outshone their growth counterparts in 2000.

    We were unwilling to take this route because we believe that changing investment styles based on market conditions is a tactic that may not be in the best interest of long-term investors. Positioning the Fund as a value fund would have gone against its strategy and goals. After all, the one constant about the market is its unpredictability. This is why a consistent approach is

LARGEST EQUITY HOLDINGS
  1.  General Electric Company          3.69%
  2.  Tyco International Limited        4.58%
  3.  Citigroup, Inc.                   3.29%
  4.  Pfizer, Inc.                      3.03%
  5.  Exxon Mobil Corporation           2.98%
  6.  Merck & Company, Inc.             2.89%
  7.  Cisco Systems, Inc.               2.38%
  8.  Fannie Mae                        2.25%
  9.  Pharmacia Corporation             2.14%
 10.  Wal-Mart Stores, Inc.             2.14%

Portfolio holdings are subject to change.

so important. Even when short-term performance flies in the face of your process and philosophy, as it did in 2000, we believe in the importance of staying focused on what you do best.

WHAT OTHER STRATEGIES WILL YOU CARRY OVER INTO 2001, AND WHY?
We plan on continuing to look for companies with strong fundamentals and good growth prospects above all else. Investors were extremely bearish in 2000, and therefore many companies in the Fund did not receive the recognition that we believe they were due. However, in our opinion, investing in high-quality companies that are producing strong earnings is a sound approach. Stock prices have typically followed earnings in the past.

    TYCO is an example of a company in which we have confidence. The firm is a diversified manufacturing and services company that operates in four primary businesses: telecom and electronics, flow control, healthcare and special products, and fire and security services. Tyco is a strong free cash flow generator, and this cash flow has sustained a voracious appetite for acquisitions. These have helped Tyco grow quickly, building leading market shares within the company's four business segments. Management's strategy is to focus on businesses that offer sustainable growth opportunities as well as steady service and recurring revenue.

WHAT DO YOU BELIEVE LIES AHEAD?
The market has been erratic, to say the least. But with signs of lower oil prices, slower economic growth, tame core inflation readings, and an accommodative Federal Reserve Board on the horizon, we feel optimistic going into 2001.


/s/THOMAS ARRINGTON, CFA


Thomas Arrington, CFA
Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2000

SHARES                                           MARKET VALUE
-------------------------------------------------------------

COMMON STOCKS (DOMESTIC)--96.0%
AEROSPACE/DEFENSE--0.5%
   30,975  The Boeing Company                    $  2,044,350
                                                 ------------
BANKS (MAJOR REGIONAL)--4.8%
   21,762  Fifth Third Bancorp                      1,300,280
  215,950  FleetBoston Financial Corporation        8,111,622
   11,150  State Street Corporation                 1,384,942
   63,400  The Bank of New York Company, Inc.       3,498,888
   79,350  Wells Fargo & Company                    4,418,803
                                                 ------------
                                                   18,714,535
                                                 ------------
BANKS (MONEY CENTER)--0.6%
   49,387  The Chase Manhattan Corporation          2,244,022
                                                 ------------
BEVERAGES (ALCOHOLIC)--0.4%
   34,825  Anheuser-Busch Companies, Inc.           1,584,538
                                                 ------------
BEVERAGES (NON-ALCOHOLIC)--1.8%
   50,000  PepsiCo, Inc.                            2,478,125
   76,750  The Coca-Cola Company                    4,676,953
                                                 ------------
                                                    7,155,078
                                                 ------------
BIOTECHNOLOGY--1.0%
   60,525  Amgen, Inc.*                             3,869,817
                                                 ------------
BROADCASTING (TV, RADIO & CABLE)--0.3%
   30,525  Comcast Corporation Special Class A*     1,272,511
                                                 ------------
COMMUNICATION EQUIPMENT--4.8%
   42,150  ADC Telecommunications, Inc.*              763,969
   10,700  CIENA Corporation*                         872,050
   35,875  Comverse Technology, Inc.*               3,896,922
   62,950  Corning, Inc.                            3,324,547
   33,795  JDS Uniphase Corporation*                1,410,941
  110,000  Motorola, Inc.                           2,227,500
   26,150  Qualcomm, Inc.*                          2,147,569
  175,075  TyCom Limited*                           3,917,303
                                                 ------------
                                                   18,560,801
                                                 ------------

COMPUTERS (HARDWARE)--1.2%
   23,200  International Business Machines
           Corporation                           $  1,972,000
   20,425  Palm, Inc.*                                577,006
   73,425  Sun Microsystems, Inc.*                  2,042,133
                                                 ------------
                                                    4,591,139
                                                 ------------
COMPUTERS (NETWORKING)--2.6%
  241,250  Cisco Systems, Inc.*                     9,227,813
   16,500  Network Appliance, Inc.*                 1,059,094
                                                 ------------
                                                   10,286,907
                                                 ------------
COMPUTER (PERIPHERALS)--1.2%
   69,450  EMC Corporation*                         4,618,425
                                                 ------------
COMPUTERS (SOFTWARE & SERVICES)--3.6%
   16,025  Amdocs Limited*                          1,061,656
   80,300  Microsoft Corporation*                   3,488,031
  261,650  Oracle Corporation*                      7,620,556
   14,200  Seibel Systems, Inc.*                      959,388
   11,600  VERITAS Software Corporation*            1,015,000
                                                 ------------
                                                   14,144,631
                                                 ------------
CONSUMER FINANCE--0.7%
   41,575  Capital One Financial Corporation        2,736,155
                                                 ------------
ELECTRIC COMPANIES--0.9%
   21,475  Duke Energy Corporation                  1,830,744
   20,750  FPL Group, Inc.                          1,488,813
                                                 ------------
                                                    3,319,557
                                                 ------------
ELECTRICAL EQUIPMENT--5.1%
  329,950  General Electric Company                15,816,978
   16,600  Sanmina Corporation*                     1,271,975
   84,433  Solectron Corporation*                   2,862,279
                                                 ------------
                                                   19,951,232
                                                 ------------
ELECTRONICS (SEMICONDUCTORS)--3.3%
   34,450  Analog Devices, Inc.*                    1,763,409
  129,850  Intel Corporation                        3,903,616
    8,125  SDL, Inc.*                               1,204,023
  122,100  Texas Instruments, Inc.                  5,784,488
                                                 ------------
                                                   12,655,536
                                                 ------------

SHARES                                           MARKET VALUE
-------------------------------------------------------------

ENTERTAINMENT--2.3%
   92,625  Time Warner, Inc.                     $  4,838,730
   90,475  Viacom, Inc. Class B*                    4,229,706
                                                 ------------
                                                    9,068,436
                                                 ------------
EQUIPMENT (SEMICONDUCTORS)--0.2%
    9,925  Broadcom Corporation*                      834,320
                                                 ------------
FINANCIAL (DIVERSIFIED)--7.0%
   61,825  American Express Company                 3,396,511
  249,849  Citigroup, Inc.                         12,757,915
  100,575  Fannie Mae                               8,724,881
   26,600  Morgan Stanley Dean Witter & Company     2,108,050
                                                 ------------
                                                   26,987,357
                                                 ------------
FOODS--0.5%
   82,550  ConAgra Foods, Inc.                      2,146,300
                                                 ------------
HEALTHCARE (DIVERSIFIED)--3.1%
   60,600  Abbott Laboratories                      2,935,313
   58,025  American Home Products Corporation       3,687,489
   70,975  Bristol-Myers Squibb Company             5,247,714
                                                 ------------
                                                   11,870,516
                                                 ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)--8.4%
   15,968  Genentech, Inc.*                         1,301,392
  119,875  Merck & Company, Inc.                   11,223,297
  255,334  Pfizer, Inc.                            11,745,364
  136,113  Pharmacia Corporation                    8,302,893
                                                 ------------
                                                   32,572,946
                                                 ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)--2.2%
   79,700  Baxter International, Inc.               7,038,506
   26,900  Medtronic, Inc.                          1,624,088
                                                 ------------
                                                    8,662,594
                                                 ------------

HOUSEHOLD PRODUCTS
(NON-DURABLES)--1.0%
   19,700  Colgate-Palmolive Company             $  1,271,635
   36,275  Kimberly-Clark Corporation               2,564,280
                                                 ------------
                                                    3,835,915
                                                 ------------
INSURANCE (MULTI-LINE)--2.8%
   79,525  American International Group, Inc.       7,838,183
   44,075  The Hartford Financial Services
           Group, Inc.                              3,112,797
                                                 ------------
                                                   10,950,980
                                                 ------------
INSURANCE (PROPERTY-CASUALTY)--1.2%
      975  Berkshire Hathaway, Inc.*                2,295,150
   55,225  The Allstate Corporation                 2,405,739
                                                 ------------
                                                    4,700,889
                                                 ------------
INSURANCE BROKERS--1.3%
   42,450  Marsh & McLennan Companies, Inc.         4,966,650
                                                 ------------
INVESTMENT BANKING & BROKERAGE--1.2%
   35,300  Lehman Brothers Holdings, Inc.           2,387,163
   21,375  Merrill Lynch & Company, Inc.            1,457,508
   24,225  The Charles Schwab Corporation             687,384
                                                 ------------
                                                    4,532,055
                                                 ------------
LEISURE TIME (PRODUCTS)--0.4%
   41,800  Harley-Davidson, Inc.                    1,661,550
                                                 ------------
MANUFACTURING (DIVERSIFIED)--4.6%
   26,825  Danaher Corporation                      1,834,159
   13,425  Minnesota Mining and Manufacturing
           Company                                  1,617,713
  257,625  Tyco International Limited              14,298,188
                                                 ------------
                                                   17,750,060
                                                 ------------

*  NON-INCOME PRODUCING.
   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2000 (CONTINUED)

SHARES                                           MARKET VALUE
-------------------------------------------------------------

NATURAL GAS--2.6%
   31,700  Enron Corporation                     $  2,635,063
   83,350  The Coastal Corporation                  7,361,146
                                                 ------------
                                                    9,996,209
                                                 ------------
OIL & GAS (DRILLING & EQUIPMENT)--3.4%
   38,050  BJ Services Company*                     2,620,694
   53,700  Noble Drilling Corporation*              2,332,594
   44,325  Schlumberger Limited                     3,543,230
   63,625  Smith International, Inc.*               4,744,039
                                                 ------------
                                                   13,240,557
                                                 ------------
OIL & GAS (EXPLORATION & PRODUCTION)--1.0%
   56,300  Anadarko Petroleum Corporation           4,001,804
                                                 ------------
OIL (INTERNATIONAL INTEGRATED)--3.6%
   28,775  Chevron Corporation                      2,429,689
  132,758  Exxon Mobil Corporation                 11,541,649
                                                 ------------
                                                   13,971,338
                                                 ------------
PERSONAL CARE--0.6%
   62,200  The Gillette Company                     2,246,975
                                                 ------------
POWER PRODUCERS (INDEPENDENT)--2.1%
   50,200  Calpine Corporation*                     2,262,138
   40,750  Dynergy, Inc. Class A                    2,284,547
   65,200  The AES Corporation*                     3,610,450
                                                 ------------
                                                    8,157,135
                                                 ------------
RESTAURANTS--0.6%
   66,550  McDonald's Corporation                   2,262,700
                                                 ------------
RETAIL (BUILDING SUPPLIES)--1.2%
  100,675  The Home Depot, Inc.                     4,599,589
                                                 ------------

RETAIL (DEPARTMENT STORES)--0.7%
   46,425  Kohl's Corporation*                   $  2,831,925
                                                 ------------
RETAIL (DRUG STORES)--0.6%
   36,500  CVS Corporation                          2,187,719
                                                 ------------
RETAIL (FOOD CHAINS)--0.6%
   17,750  Safeway, Inc.*                           1,109,375
   42,325  The Kroger Company                       1,145,420
                                                 ------------
                                                    2,254,795
                                                 ------------
RETAIL (GENERAL MERCHANDISE)--2.1%
  155,875  Wal-Mart Stores, Inc.                    8,280,859
                                                 ------------
SAVINGS & LOANS--1.3%
   92,100  Washington Mutual, Inc.                  4,887,056
                                                 ------------
SERVICES (ADVERTISING/MARKETING)--0.6%
   28,275  Omnicom Group, Inc.                      2,343,291
                                                 ------------
SERVICES (COMMERCIAL & CONSUMER)--0.4%
   38,450  DeVry, Inc.*                             1,451,488
                                                 ------------
SERVICES (DATA PROCESSING)--0.6%
   23,500  Automatic Data Processing, Inc.          1,487,844
   20,475  Concord EFS, Inc.*                         898,341
                                                 ------------
                                                    2,386,185
                                                 ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.5%
   26,926  Nextel Communications, Inc.*               664,736
   11,151  VoiceStream Wireless Corporation*        1,122,069
                                                 ------------
                                                    1,786,805
                                                 ------------
14

SHARES                                           MARKET VALUE
-------------------------------------------------------------

TELECOMMUNICATIONS
(LONG DISTANCE)--0.3%
   71,450  WorldCom, Inc.*                       $  1,004,766
                                                 ------------
TELEPHONE--4.2%
   47,400  BellSouth Corporation                    1,940,438
   56,175  Qwest Communications International,
           Inc.*                                    2,303,175
  124,100  SBC Communications, Inc.                 5,925,775
  120,200  Verizon Communications                   6,025,025
                                                 ------------
                                                   16,194,413
                                                 ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$368,810,199)                              372,375,411
                                                 ------------

COMMON STOCKS (FOREIGN)--1.9%
COMMUNICATION EQUIPMENT--1.4%
   73,296  Nokia Oyj Sponsored ADR (FI)             3,188,376
   66,675  Nortel Networks Corporation (CA)         2,137,767
                                                 ------------
                                                    5,326,143
                                                 ------------
COMPUTERS (SOFTWARE & SERVICES)--0.5%
   15,150  Check Point Software Technologies
           Limited (IS)*                            2,023,472
                                                 ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$11,208,927)                                 7,349,615
                                                 ------------

PRINCIPAL AMOUNT                                  MARKET VALUE
--------------------------------------------------------------

CONVERTIBLE BONDS (DOMESTIC)--0.4%
$  850,000  Juniper Networks, Inc. Convertible
            Bond
            4.75% 03/15/07                        $    882,938
 1,350,000  Redback Networks, Inc. Convertible
            Bond
            5.00% 04/01/07 144A +                      777,938
                                                  ------------
                                                     1,660,876
                                                  ------------
TOTAL CONVERTIBLE BONDS (DOMESTIC)
(COST--$1,848,850)                                    1,660,876
                                                  ------------

PRINCIPAL AMOUNT                                AMORTIZED COST
--------------------------------------------------------------

CORPORATE SHORT-TERM NOTES--2.2%
 8,500,000  The Walt Disney Company
            6.50% 01/02/01                           8,498,465
                                                  ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$8,498,465)                         8,498,465
                                                  ------------
TOTAL INVESTMENTS--100.5%
(COST--$390,366,441)                               389,884,367

OTHER ASSETS AND LIABILITIES--(0.5%)                (2,155,139)
                                                  ------------
NET ASSETS--100.0%                                $387,729,228
                                                  ============

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
Investment securities, at cost.......    $ 390,366,441
                                         -------------
Investment securities, at market.....      389,884,367
Cash.................................        1,061,870
Receivables:
  Capital shares sold................          223,598
  Dividends and interest.............          339,846
Other assets.........................            7,278
                                         -------------
    Total Assets.....................      391,516,959
                                         -------------
LIABILITIES
Payables:
  Investment securities purchased....        2,952,578
  Capital shares redeemed............          340,753
  Advisory fees......................          211,124
  Shareholder servicing fees.........           33,313
  Accounting fees....................            8,066
  Distribution fees..................           66,528
  Other..............................          175,369
                                         -------------
    Total Liabilities................        3,787,731
                                         -------------
Net Assets...........................    $ 387,729,228
                                         =============

Net Assets--Class A..................    $     317,845
Shares Outstanding--Class A..........           55,474
Net Asset Value, Redemption Price Per
  Share..............................    $        5.73
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $        6.08

Net Assets--Class B..................    $   1,169,637
Shares Outstanding--Class B..........          207,074
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $        5.65

Net Assets--Class C..................    $     343,423
Shares Outstanding--Class C..........           60,717
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $        5.66

Net Assets--Class F..................    $ 385,815,649
Shares Outstanding--Class F..........       67,802,732
Net Asset Value, Offering and
  Redemption Price Per Share.........    $        5.69

Net Assets--Class R..................    $         815
Shares Outstanding--Class R..........              142
Net Asset Value, Offering and
  Redemption Price Per Share.........    $        5.74

Net Assets--Class T..................    $      81,859
Shares Outstanding--Class T..........           14,422
Net Asset Value, Redemption Price Per
  Share..............................    $        5.68
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $        5.95

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended
December 31, 2000


INVESTMENT INCOME:
Income:
  Dividends..........................    $  2,923,524
  Interest...........................       1,185,096
  Foreign taxes withheld.............         (10,416)
                                         ------------
    Total Investment Income..........       4,098,204
                                         ------------
Expenses:
  Advisory fees--Note 2..............       2,991,692
  Shareholder servicing fees--Note 2.         401,693
  Accounting fees--Note 2............         146,725
  Distribution fees--Note 2..........       1,197,877
  Transfer agency fees--Note 2.......         236,926
  Registration fees..................          70,485
  Postage and mailing expenses.......          37,615
  Custodian fees and expenses--Note 2          24,221
  Printing expenses..................         101,296
  Legal and audit fees...............          33,240
  Directors' fees and expenses.......          34,625
  Other expenses.....................          93,885
                                         ------------
    Total Expenses...................       5,370,280
    Earnings Credits.................         (94,806)
    Expense Offset to Broker
      Commissions....................          (2,900)
                                         ------------
    Net Expenses.....................       5,272,574
                                         ------------
Net Investment (Loss)................      (1,174,370)
                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
    Proceeds from long-term
      securities sold................     820,725,386
    Proceeds from long-term U.S.
      Government Obligations sold....               0
    Cost of securities sold..........     809,784,825
                                         ------------
Net Realized Gain from Security
  Transactions.......................      10,940,561
Net Realized Gain from Foreign
  Currency Transactions..............           8,903
Net Change in Unrealized Appreciation
  / Depreciation.....................    (107,569,824)
                                         ------------
    Net Realized and Unrealized
      (Loss) on Investments and
      Foreign Currency
      Transactions...................     (96,620,360)
                                         ------------
Net (Decrease) in Net Assets
  Resulting from Operations..........    $(97,794,730)
                                         ============
Purchases of long-term securities....    $767,546,144
                                         ============
Purchases of long-term U.S.
  Government Obligations.............    $          0
                                         ============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                            YEAR         YEAR OR PERIOD
                                           ENDED             ENDED
                                          12/31/00         12/31/99*
                                       --------------    --------------
OPERATIONS
Net Investment (Loss)................  $   (1,174,370)   $     (243,734)
Net Realized Gain from Security
  Transactions.......................      10,940,561        35,396,085
Net Realized Gain from Foreign
  Currency Transactions..............           8,903                 0
Net Change in Unrealized
  Appreciation/Depreciation..........    (107,569,824)       36,716,031
                                       --------------    --------------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations.......................     (97,794,730)       71,868,382
                                       --------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A............................          (9,132)                0
  Class B............................         (35,743)                0
  Class C............................          (7,245)                0
  Class F............................     (13,972,622)      (50,520,599)
  Class R............................             (29)                0
  Class T............................          (2,718)                0
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A............................          (8,986)                0
  Class B............................         (35,173)                0
  Class C............................          (7,130)                0
  Class F............................     (13,749,769)                0
  Class R............................             (28)                0
  Class T............................          (2,674)                0
                                       --------------    --------------
  Net (Decrease) from Dividends and
    Distributions....................     (27,831,249)      (50,520,599)
                                       --------------    --------------

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)


                                            YEAR         YEAR OR PERIOD
                                           ENDED             ENDED
                                          12/31/00         12/31/99*
                                       --------------    --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A............................       2,011,016             1,000
  Class B............................       1,415,147             1,000
  Class C............................         402,425             1,000
  Class F............................      19,871,258        27,277,048
  Class R............................             143             1,000
  Class T............................          92,085             1,000
Reinvested dividends and
  distributions
  Class A............................          17,891                 0
  Class B............................          64,385                 0
  Class C............................          10,390                 0
  Class F............................      24,344,237        44,526,472
  Class R............................              57                 0
  Class T............................           5,376                 0
                                       --------------    --------------
                                           48,234,410        71,808,520
Cost of shares redeemed
  Class A............................      (1,660,370)                0
  Class B............................         (79,157)                0
  Class C............................         (34,523)                0
  Class F............................     (68,144,849)     (100,423,325)
  Class R............................               0                 0
  Class T............................               0                 0
                                       --------------    --------------
                                          (69,918,899)     (100,423,325)
                                       --------------    --------------
Net (Decrease) from Capital Share
  Transactions.......................     (21,684,489)      (28,614,805)
Net (Decrease) in Net Assets.........    (147,310,468)       (7,267,022)

                                            YEAR         YEAR OR PERIOD
                                           ENDED             ENDED
                                          12/31/00         12/31/99*
                                       --------------    --------------
NET ASSETS
  Beginning of year..................  $  535,039,696    $  542,306,718
                                       --------------    --------------
  End of year........................  $  387,729,228    $  535,039,696
                                       ==============    ==============
Net Assets consist of:
Capital (par value and paid-in
surplus).............................  $  403,395,950    $  424,876,225
Accumulated undistributed
  (distribution in excess of) net
  investment income..................               0                 0
Accumulated undistributed net
  realized gain (loss) from security
  transactions.......................     (15,184,037)        3,076,332
Unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions......        (482,685)      107,087,139
                                       --------------    --------------
  Total..............................  $  387,729,228    $  535,039,696
                                       ==============    ==============

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS A SHARES
Net Asset Value, beginning of period.         $  7.61
Income from investment operations:
    Net investment (loss)+...........            0.00
    Net (losses) on securities (both
      realized and unrealized).......           (1.45)
                                              -------
         Total from investment
           operations................           (1.45)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (0.22)
    In excess of net realized gains..           (0.21)
                                              -------
         Total distributions.........           (0.43)
Net Asset Value, end of period.......         $  5.73
                                              =======
Total Return/Ratios
    Total return.....................          (19.04%)*
    Net assets, end of period (000s).         $   318
    Net expenses to average net
      assets#........................            1.01%
    Gross expenses to average net
      assets#........................            1.06%
    Net investment (loss) to average
      net assets.....................           (0.03%)
    Portfolio turnover rate@.........             165%

+ Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.

* Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS B SHARES
Net Asset Value, beginning of period.         $  7.61
Income from investment operations:
    Net investment (loss)............           (0.02)
    Net (losses) on securities (both
      realized and unrealized).......           (1.51)
                                              -------
         Total from investment
           operations................           (1.53)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (0.22)
    In excess of net realized
      gains..........................           (0.21)
                                              -------
         Total distributions.........           (0.43)
Net Asset Value, end of period.......         $  5.65
                                              =======
Total Return/Ratios
    Total return.....................          (20.09%)*
    Net assets, end of period (000s).         $ 1,170
    Net expenses to average net
      assets#........................            1.76%
    Gross expenses to average net
      assets#........................            1.80%
    Net investment (loss) to average
      net assets.....................           (0.88%)
    Portfolio turnover rate@.........             165%

 * Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS C SHARES
Net Asset Value, beginning of period.         $  7.61
Income from investment operations:
    Net investment (loss)............           (0.01)
    Net (losses) on securities (both
      realized and unrealized).......           (1.51)
                                              -------
         Total from investment
           operations................           (1.52)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (0.22)
    In excess of net realized gains..           (0.21)
                                              -------
         Total distributions.........           (0.43)
Net Asset Value, end of period.......         $  5.66
                                              =======
Total Return/Ratios
    Total return.....................          (19.96%)*
    Net assets, end of period (000s).         $   343
    Net expenses to average net
      assets#........................            1.75%
    Gross expenses to average net
      assets#........................            1.84%
    Net investment (loss) to average
      net assets.....................           (0.83%)
    Portfolio turnover rate@.........             165%

* Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                     YEAR ENDED DECEMBER 31,
                                       ----------------------------------------------------
                                         2000       1999       1998       1997       1996
                                       --------   --------   --------   --------   --------
CLASS F SHARES
Net Asset Value, beginning of period.  $   7.61   $   7.32   $   6.92   $   7.23   $   6.69
Income from investment operations:
    Net investment income (loss).....     (0.02)      0.00       0.71       0.13       0.09
    Net gains (losses) on securities
      (both realized and unrealized).     (1.47)      1.06       0.51       1.25       1.52
                                       --------   --------   --------   --------   --------
        Total from investment
          operations.................     (1.49)      1.06       1.22       1.38       1.61
Less distributions:
    From net investment income*......      0.00       0.00      (0.11)     (0.13)     (0.09)
    From net realized gains..........     (0.22)     (0.77)     (0.71)     (1.56)     (0.98)
    In excess of net realized gains..     (0.21)      0.00       0.00       0.00       0.00
                                       --------   --------   --------   --------   --------
        Total distributions..........     (0.43)     (0.77)     (0.82)     (1.69)     (1.07)
Net Asset Value, end of period.......  $   5.69   $   7.61   $   7.32   $   6.92   $   7.23
                                       ========   ========   ========   ========   ========
Total Return/Ratios
    Total return.....................    (19.57%)    15.03%     17.78%     19.40%     24.37%
    Net assets, end of period (000s).  $385,816   $535,035   $542,307   $543,168   $535,866
    Net expenses to average net
      assets#........................      1.10%      1.12%      1.08%      1.09%      1.15%
    Gross expenses to average net
      assets#........................      1.12%      1.13%      1.10%      1.11%      1.16%
    Net investment income (loss) to
      average net assets.............     (0.24%)    (0.05%)     1.38%      1.84%      1.40%
    Portfolio turnover rate@.........       165%       165%       259%       256%       195%

* Distributions in excess of net investment income for the year ended December 31, 1998 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS R SHARES
Net Asset Value, beginning of period.         $  7.61
Income from investment operations:
    Net investment (loss)+...........            0.00
    Net (losses) on securities (both
      realized and unrealized).......           (1.44)
                                              -------
         Total from investment
           operations................           (1.44)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (0.22)
    In excess of net realized
      gains..........................           (0.21)
                                              -------
         Total distributions.........           (0.43)
Net Asset Value, end of period.......         $  5.74
                                              =======
Total Return/Ratios
    Total return.....................          (18.91%)
    Net assets, end of period
      (000s).........................         $     1
    Net expenses to average net
      assets#........................            0.76%
    Gross expenses to average net
      assets#........................            0.79%
    Net investment income (loss) to
      average net assets.............            0.01%
    Portfolio turnover rate@.........             165%

+ Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS T SHARES
Net Asset Value, beginning of period.         $  7.61
Income from investment operations:
    Net investment (loss)............           (0.01)
    Net (losses) on securities (both
      realized and unrealized).......           (1.49)
                                              -------
         Total from investment
           operations................           (1.50)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (0.22)
    In excess of net realized gains..           (0.21)
                                              -------
         Total distributions.........           (0.43)
Net Asset Value, end of period.......         $  5.68
                                              =======
Total Return/Ratios
    Total return.....................          (19.69%)*
    Net assets, end of period (000s).         $    82
    Net expenses to average net
      assets#........................            1.25%
    Gross expenses to average net
      assets#........................            1.28%
    Net investment (loss) to average
      net assets.....................           (0.40%)
    Portfolio turnover rate@.........             165%

* Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Growth and Income Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market.
  The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

  In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements resulting from the adoption of this change.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next
$250 million of net assets and 0.50% of net assets in excess of $750 million.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $29,037 during the year ended December 31, 2000 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $842 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $252, $1,147, $122, and $118, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and Class T shares were charged $3,439, $365, $1,193,954, and $118, respectively, pursuant to the Distribution Plans.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:


UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
   $1,174,370                    $(1,378,584)                   $204,214


  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:


Net Capital Loss Carryovers..........        $          0
Post-October Capital Loss Deferral...        $  9,272,004
Post-October Currency Loss Deferral..        $          0
Federal Tax Cost.....................        $396,380,880
Unrealized Appreciation..............        $ 33,916,297
Unrealized (Depreciation)............        $(40,412,810)
Net Appreciation/(Depreciation)......        $ (6,496,513)

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4.  FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:


                                                      YEAR OR PERIOD
                                        YEAR ENDED         ENDED
                                         12/31/00        12/31/99*
                                        -----------   ---------------
CLASS A
      Shares sold....................       284,763             132
      Shares issued for dividends
        reinvested...................         3,117               0
      Shares redeemed................      (232,538)              0
      NET INCREASE IN SHARES
        OUTSTANDING..................        55,342             132
CLASS B
      Shares sold....................       207,662             132
      Shares issued for dividends
        reinvested...................        11,375               0
      Shares redeemed................       (12,095)              0
      NET INCREASE IN SHARES
        OUTSTANDING..................       206,942             132
CLASS C
      Shares sold....................        64,652             132
      Shares issued for dividends
        reinvested...................         1,832               0
      Shares redeemed................        (5,899)              0
      NET INCREASE IN SHARES
        OUTSTANDING..................        60,585             132
CLASS F
      Shares sold....................     2,747,088       3,713,689
      Shares issued for dividends
        reinvested...................     4,270,841       6,124,687
      Shares redeemed................    (9,519,830)    (13,622,645)
      NET (DECREASE) IN SHARES
        OUTSTANDING..................    (2,501,901)     (3,784,269)
CLASS R
      Shares sold....................             0             132
      Shares issued for dividends
        reinvested...................            10               0
      Shares redeemed................             0               0
      NET INCREASE IN SHARES
        OUTSTANDING..................            10             132
CLASS T
      Shares sold....................        13,343             132
      Shares issued for dividends
        reinvested...................           947               0
      Shares redeemed................             0               0
      NET INCREASE IN SHARES
        OUTSTANDING..................        14,290             132

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth and Income Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



/s/PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP

Denver, Colorado
February 6, 2001

OTHER INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 96.49% qualified for the dividends received deduction available to the Fund's corporate shareholders.

FEDERAL INCOME TAX INFORMATION
For the fiscal year ended December 31, 2000, fiscal year distributions in the amount of $29,159,754 were considered long-term gains.

FOR MORE INFORMATION

DREYFUS FOUNDERS                        DISTRIBUTOR
GROWTH AND INCOME FUND                  Dreyfus Service Corporation
2930 East Third Avenue                  200 Park Avenue
Denver, CO  80206                       New York, NY  10166

INVESTMENT MANAGER                      FUND DIRECTORS
Founders Asset Management LLC           Eugene H. Vaughan, Jr., Chairman
2930 East Third Avenue                  Alan S. Danson
Denver, CO  80206                       Joan D. Manley
                                        Robert P. Mastrovita
TRANSFER AGENT AND                      Trygve E. Myhren
DIVIDEND DISBURSING AGENT               George W. Phillips
Investors Trust Company                 Jay A. Precourt
801 Pennsylvania
Kansas City, MO  64105

HOW TO CONTACT US

Call 1-800-525-2440

OR CONTACT US AT

Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655

OR

www.founders.com.


This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2001
(C)2001, Founders Asset Management, LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-646-GI

DREYFUS FOUNDERS
GROWTH AND INCOME
FUND




ANNUAL REPORT
December 31, 2000

TABLE OF CONTENTS

About this Report .........................................................    3
A Message from Founders ...................................................    4
Management Overview .......................................................    6
Statement of Investments ..................................................   12
Statement of Assets and Liabilities .......................................   16
Statement of Operations ...................................................   18
Statements of Changes in Net Assets .......................................   19
Financial Highlights ......................................................   22
Notes to Financial Statements .............................................   28
Report of Independent Accountants .........................................   35
Other Information .........................................................   36


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU  Australia           GR  Greece              NW  Norway
AT  Austria             HK  Hong Kong           PA  Panama
BR  Brazil              HU  Hungary             PL  Poland
CA  Canada              IE  Ireland             SA  South Africa
CN  China               IS  Israel              SG  Singapore
CR  Croatia             IT  Italy               SP  Spain
DE  Denmark             JA  Japan               SW  Sweden
FI  Finland             KR  South Korea         SZ  Switzerland
FR  France              LU  Luxembourg          TW  Taiwan
GE  Germany             MX  Mexico              UK  United Kingdom
                        NE  Netherlands


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
o Not-FDIC-Insured           o Not Bank-Guaranteed              o May Lose Value
--------------------------------------------------------------------------------

ABOUT THIS REPORT


HISTORICAL RETURNS
All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE INDEXES
The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

    Beginning with this Annual Report, the Growth and Income Fund's performance will be compared to the Russell 1000 Growth Index in addition to the Standard & Poor's 500 Index. We believe this additional index provides a reasonable comparison for the Fund's investment performance because it tracks companies that are more similar to those in which the Fund invests.

o The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market.

o The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values.

o The Lipper Large-Cap Core Fund Index is an average of the performance of the 30 largest large-cap core funds tracked by Lipper Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS


[   PICTURE   ]       Dear Fellow Shareholder:
[     OF      ]
[  RICHARD W. ]       With all of the anticipation surrounding the dawn of a new
[    SABO     ]       millennium and the confidence stemming from 1999's
                      historic returns, we began the year 2000 with high
RICHARD W. SABO       expectations. The NASDAQ seemed unstoppable, the "New
                      Economy" continued to rewrite economic rules of yesterday, and the soaring tech sector retained its dominant position during the first few months of the year.

    Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000
Interest rate hikes and investors' questions about high stock valuations were the first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

    In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS

There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A COMPANY CREDO. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o THE IMPORTANCE OF DISCIPLINE. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o READY FOR FUTURE OPPORTUNITIES. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.

Respectfully,


/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends or coupon payments.

MANAGEMENT OVERVIEW


[                  ]   A DISCUSSION WITH PORTFOLIO MANAGER THOMAS ARRINGTON, CFA
[    PICTURE OF    ]
[ THOMAS ARRINGTON ]   HOW DID THE GROWTH AND INCOME FUND PERFORM DURING 2000?
[                  ]   The second half of 2000 proved to be just as challenging
as the first, resulting in one of the more disappointing years for large-cap growth companies in recent history. In fact, the NASDAQ dropped -39.29%, its steepest annual decline ever, and the Standard & Poor's 500 Index fell -9.12%, its poorest showing since 1977.

    Although the Growth and Income Fund outperformed some of its benchmarks in the first and third quarters, it was unable to do so in the second and fourth quarters of the year, and the Fund finished 2000 in negative territory. Indeed, investors' defensive mood seemed to only gain momentum as the year progressed. Unfortunately, the Fund was caught in the downdraft--more so than its peers due to our emphasis on growth stocks, which were hit the hardest in 2000. (See page 9 for the Fund's total returns.)

--------------------------------------------------------------------------------
FUND AT A GLANCE

This fund invests primarily in common stocks of large, well-established, stable and mature companies. These companies generally pay regular dividends, although the Fund may invest in non-dividend paying companies if they offer better prospects for capital appreciation.

--------------------------------------------------------------------------------

WHAT FACTORS MOST INFLUENCED THE FUND'S PERFORMANCE THROUGHOUT THE YEAR?

Bad news tended to overshadow the good in 2000 when it came to the market's behavior, perhaps because the year was fraught with uncertainty. In this regard, investor sentiment played a significant role in affecting performance. Even though many companies in the Fund issued earnings reports that met or exceeded our expectations, this news was not borne out in the returns we saw. For example, fiberoptic network equipment makers CORNING, CIENA, and JDS UNIPHASE beat consensus estimates for growth, yet dropped when NORTEL NETWORKS announced that its optical revenues would be lower than expected. These kinds of sympathetic declines were common in 2000, particularly in the technology sector.


PORTFOLIO COMPOSITION


                  [PIE CHART PLOTTED FROM DATA IN TABLE BELOW]


20.82%  Financials
19.45%  Technology
14.69%  Healthcare
10.26%  Capital Goods
 8.77%  Consumer Staples
 8.05%  Energy
 5.54%  Utilities
 5.46%  Consumer Cyclicals
 4.90%  Communication Services
 0.43%  Convertible Bonds
 1.63%  Cash & Equivalents

Portfolio composition is subject to change.

    Even well-known blue-chip holdings eventually fell prey to the tech sell-off, unable to shake off short-term setbacks. SUN MICROSYSTEMS, TEXAS INSTRUMENTS, ORACLE, and MICROSOFT all lost ground, the result of a sluggish economy dampening demand for personal computer systems and the chips that make them run. Yet we retained these and other tech stocks in Growth and Income Fund's portfolio, determined not to abandon them at the first sign of trouble. We base investment decisions on long-term earnings potential, and while the tech sector was, performance-wise, an unfortunate place to be in 2000, it continues to be an area teeming with growth opportunities. Since it's impossible to predict when investors will start recognizing these opportunities, we decided to ride out the storm.

GROWTH OF $10,000 INVESTMENT

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                        LIPPER
                                     LARGE-CAP CORE            RUSSELL 1000
              GR. & Inc.   S&P 500     FD. INDEX       CPI       GROWTH
              ---------   ---------  -------------  ---------  ------------
12/31/1990    10,000.00   10,000.00    10,000.00    10,000.00   10,000.00
01/31/1991    10,224.89    10446.05    10,516.05    10,037.23   10,516.00
02/28/1991    10,944.53   11,173.96    11,229.06    10,044.68   11,353.00
03/28/1991    11,267.89   11,449.53    11,468.58    10,044.68   11,800.00
04/30/1991    11,162.44   11,487.38    11,461.24    10,067.01   11,746.00
05/31/1991    11,554.10   11,965.81    11,956.21    10,104.24   12,271.00
06/28/1991    11,049.49   11,423.44    11,377.12    10,126.58   11,687.00
07/31/1991    11,700.35   11,969.84    11,919.03    10,148.92   12,315.00
08/30/1991    11,957.66   12,239.01    12,215.64    10,178.70   12,727.00
09/30/1991    11,694.42   12,035.33    12,096.12    10,208.49   12,505.00
10/31/1991    11,739.98   12,212.68    12,331.73    10,223.38   12,703.00
11/29/1991    11,512.17   11,705.18    11,860.75    10,268.06   12,378.00
12/31/1991    12,833.97   13,044.87    13,129.88    10,297.84   14,127.00
01/31/1992    12,348.72   12,816.27    13,070.46    10,305.29   13,787.00
02/28/1992    12,214.86   12,966.10    13,308.13    10,327.62   13,810.00
03/31/1992    11,988.74   12,714.36    13,013.48    10,364.85   13,432.00
04/30/1992    12,106.11   13,103.35    13,149.08    10,387.19   13,530.00
05/29/1992    12,206.72   13,148.19    13,214.44    10,409.53   13,628.00
06/30/1992    11,838.18   12,955.42    12,939.62    10,439.31   13,285.00
07/31/1992    12,140.86   13,501.59    13,384.61    10,469.10   13,879.00
08/31/1992    11,955.89   13,210.95    13,143.33    10,491.44   13,709.00
09/30/1992    12,099.13   13,364.93    13,297.97    10,513.78   13,865.00
10/30/1992    12,318.50   13,438.60    13,411.23    10,558.45   14,074.00
11/30/1992    12,841.62   13,876.58    13,958.54    10,588.24   14,685.00
12/31/1992    12,801.22   14,038.74    14,140.52    10,603.13   14,832.00
01/29/1993    12,875.32   14,168.29    14,309.49    10,632.91   14,662.00
02/26/1993    12,875.32   14,346.00    14,352.05    10,662.70   14,427.00
03/31/1993    13,208.93   14,649.57    14,740.11    10,677.59   14,705.00
04/30/1993    12,856.45   14,309.10    14,465.07    10,714.82   14,116.00
05/28/1993    13,320.25   14,665.23    14,839.29    10,744.60   14,610.00
06/30/1993    13,450.23   14,710.31    14,917.37    10,752.05   14,477.00
07/31/1993    13,450.23   14,676.73    14,860.14    10,766.94   14,218.00
08/31/1993    13,970.40   15,220.18    15,409.04    10,789.28   14,802.00
09/30/1993    14,304.67   15,100.95    15,409.41    10,804.17   14,693.00
10/31/1993    14,472.08   15,427.66    15,648.07    10,848.85   15,101.00
11/30/1993    14,304.67   15,262.17    15,401.50    10,871.18   15,000.00
12/31/1993    14,655.72   15,451.62    15,754.49    10,900.97   15,258.00
01/31/1994    15,129.95   15,988.90    16,261.74    10,900.97   15,612.00
02/28/1994    15,265.44   15,539.41    15,955.31    10,930.75   15,326.00
03/31/1994    14,553.72   14,864.88    15,221.92    10,960.54   14,585.00
04/30/1994    14,802.31   15,070.58    15,368.75    10,967.98   14,652.00
05/31/1994    14,689.32   15,295.51    15,489.94    10,990.32   14,874.00
06/30/1994    14,146.94   14,924.31    15,081.22    11,020.10   14,434.00
07/29/1994    14,553.72   15,429.68    15,533.94    11,057.33   14,927.00
08/31/1994    15,276.89   16,050.94    16,088.32    11,102.01   15,758.00
09/30/1994    14,892.71   15,655.31    15,750.75    11,124.35   15,545.00
10/31/1994    15,141.30   16,020.21    16,005.00    11,131.79   15,910.00
11/30/1994    14,621.52   15,424.22    15,441.28    11,161.58   15,400.00
12/31/1994    14,732.65   15,651.87    15,584.63    11,191.36   15,658.00
01/31/1995    14,971.82   16,067.67    15,859.46    11,213.70   15,993.00
02/28/1995    15,282.73   16,679.68    16,404.28    11,243.48   16,663.00
03/31/1995    15,713.23   17,175.07    16,812.60    11,265.82   17,149.00
04/28/1995    15,832.82   17,692.77    17,182.40    11,303.05   17,524.00
05/31/1995    16,311.15   18,378.93    17,737.45    11,332.84   18,134.00
06/30/1995    17,052.57   18,813.47    18,203.49    11,355.17   18,833.93
07/31/1995    17,865.73   19,449.56    18,824.25    11,370.07   19,616.62
08/31/1995    17,961.40   19,487.40    18,853.09    11,392.41   19,638.04
09/29/1995    18,415.81   20,307.25    19,558.37    11,407.30   20,543.26
10/31/1995    18,009.23   20,248.17    19,467.61    11,444.53   20,557.49
11/30/1995    18,965.90   21,120.46    20,228.02    11,451.97   21,356.49
12/31/1995    19,013.44   21,527.24    20,533.58    11,474.31   21,478.93
01/31/1996    19,723.96   22,274.13    21,137.73    11,518.99   22,197.40
02/29/1996    20,207.11   22,465.95    21,395.48    11,548.77   22,603.36
03/29/1996    20,803.94   22,683.76    21,590.17    11,586.00   22,632.36
04/30/1996    21,542.88   23,032.65    21,904.01    11,630.68   23,227.83
05/31/1996    22,139.72   23,605.63    22,340.87    11,660.46   24,039.47
06/28/1996    22,111.30   23,701.01    22,373.24    11,667.91   24,072.11
07/31/1996    21,059.73   22,663.95    21,459.23    11,705.14   22,661.73
08/30/1996    21,684.99   23,137.28    21,946.92    11,720.03   23,246.65
09/30/1996    22,281.82   24,434.85    23,084.46    11,824.27   24,939.42
10/31/1996    22,850.23   25,123.49    23,543.63    11,787.04   25,089.70
11/29/1996    23,930.22   27,011.72    25,069.69    11,824.27   26,973.48
12/31/1996    23,646.98   26,476.58    24,607.77    11,846.61   26,445.38
01/31/1997    24,431.94   28,142.14    25,953.10    11,868.95   28,300.20
02/28/1997    24,399.23   28,347.13    25,921.81    11,898.73   28,108.58
03/31/1997    23,810.51   27,177.92    24,811.97    11,906.18   26,587.47
04/30/1997    24,726.30   28,812.16    26,186.48    11,921.07   28,352.96
05/30/1997    25,936.45   30,543.44    27,775.54    11,921.07   30,399.07
06/30/1997    26,819.53   31,913.85    28,980.09    11,935.96   31,615.67
07/31/1997    27,702.61   34,470.44    31,269.43    11,958.30   34,411.83
08/29/1997    26,557.88   32,537.13    29,678.26    11,980.64   32,397.69
09/30/1997    28,029.68   34,315.51    31,205.98    12,010.42   33,991.96
10/31/1997    27,539.08   33,183.43    30,243.42    12,025.32   32,735.59
11/28/1997    27,833.44   34,707.70    31,231.68    12,047.65   34,126.03
12/31/1997    28,243.46   35,305.12    31,799.10    12,047.65   34,508.32
01/30/1998    29,018.93   35,710.47    32,112.79    12,055.10   35,540.19
02/27/1998    30,488.24   38,264.80    34,389.09    12,069.99   38,213.60
03/31/1998    31,386.15   40,226.70    36,089.67    12,069.99   39,736.95
04/30/1998    31,712.67   40,629.33    36,455.32    12,099.78   40,286.84
05/29/1998    31,426.97   39,906.88    35,832.83    12,129.56   39,143.66
06/30/1998    32,161.62   41,531.03    37,534.77    12,137.01   41,541.05
07/31/1998    31,182.08   41,114.05    37,232.02    12,159.34   41,266.08
08/31/1998    28,039.38   35,164.78    31,659.58    12,174.24   35,073.03
09/30/1998    29,835.21   37,409.13    33,232.80    12,181.68   37,767.25
10/30/1998    31,590.22   40,474.04    35,725.77    12,204.02   40,802.66
11/30/1998    32,651.39   42,917.10    37,850.52    12,226.36   43,906.32
12/31/1998    33,265.28   45,392.43    40,363.85    12,241.25   47,865.35
01/29/1999    32,356.40   47,301.65    41,775.10    12,256.14   50,675.91
02/26/1999    31,811.06   45,806.09    40,484.87    12,263.59   48,360.87
03/31/1999    33,492.51   47,636.78    42,113.75    12,285.93   50,907.84
04/30/1999    33,856.06   49,492.87    43,242.05    12,375.28   50,972.94
05/28/1999    32,447.29   48,302.17    42,094.77    12,375.28   49,406.41
06/30/1999    34,310.51   50,991.27    44,443.86    12,375.28   52,867.07
07/30/1999    33,128.95   49,406.02    43,139.85    12,412.51   51,187.00
08/31/1999    32,947.17   49,156.78    42,699.81    12,442.29   52,023.00
09/30/1999    32,492.73   47,806.18    41,542.76    12,501.86   50,930.00
10/29/1999    34,628.62   50,853.42    44,087.67    12,524.20   54,777.00
11/30/1999    35,310.28   51,866.52    45,169.40    12,539.09   57,732.00
12/31/1999    38,265.64   54,920.04    48,174.12    12,568.88   63,737.00
01/31/2000    36,857.70   52,170.33    46,226.04    12,568.88   60,748.00
02/29/2000    37,058.84   51,167.77    46,211.31    12,643.34   63,718.00
03/31/2000    39,824.42   56,173.13    50,229.12    12,747.58   68,278.00
04/28/2000    36,807.42   54,487.86    48,588.96    12,755.03   65,029.00
05/31/2000    35,198.35   53,349.03    47,351.32    12,769.92   61,755.00
06/30/2000    36,354.87   54,678.51    49,084.45    12,836.93   66,435.00
07/31/2000    35,600.62   53,831.62    48,319.63    12,866.72   63,665.00
08/31/2000    38,919.32   57,155.37    51,652.95    12,859.27   69,430.00
09/29/2000    36,706.85   54,145.75    48,902.46    12,926.28   62,862.00
10/31/2000    34,544.67   53,932.33    48,336.03    12,948.62   59,888.00
11/30/2000    30,572.28   49,661.43    44,084.66    12,970.96   51,060.00
12/29/2000    30,778.55   49,910.20    44,624.13    12,993.30   49,444.00


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth and Income Fund on 12/31/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

    Technology wasn't the only area of interest to us, however, and some of our investments in more traditional "Old Economy" areas fared well in 2000. Large pharmaceuticals BRISTOL-MYERS SQUIBB, PHARMACIA, PFIZER, and MERCK, for example, all performed admirably. Financial firms FIFTH THIRD and FANNIE MAE held strong as well, as did oil giants EXXON MOBIL and CHEVRON. While these companies' gains in 2000 were not enough to offset the Fund's losses in technology, we were nonetheless pleased to see standout performances during such challenging times.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                                       Inception          1            5      10        Since
                                         Date            Year        Years   Years     Inception
                                       ---------         ----        -----   -----     ---------
CLASS A SHARES
        With sales charge (5.75%)       12/31/99        (23.69%)       --      --       (23.69%)
        Without sales charge            12/31/99        (19.04%)       --      --       (19.04%)
CLASS B SHARES
        With redemption*                12/31/99        (23.29%)       --      --       (23.29%)
        Without redemption              12/31/99        (20.09%)       --      --       (20.09%)
CLASS C SHARES
        With redemption**               12/31/99        (19.96%)       --      --       (19.96%)
        Without redemption              12/31/99        (19.96%)       --      --       (19.96%)
CLASS F SHARES                            7/5/38        (19.57%)      10.11%  11.90%      N/A
CLASS R SHARES                          12/31/99        (18.91%)       --      --       (18.91%)
CLASS T SHARES
        With sales charge (4.50%)       12/31/99        (23.29%)       --      --       (23.29%)
        Without sales charge            12/31/99        (19.69%)       --      --       (19.69%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

COULD YOU DESCRIBE A KEY DECISION YOU MADE IN 2000
AND HOW THIS DECISION AFFECTED THE FUND?

We've mentioned our decision to stay with a number of technology companies in spite of their 2000 hardships. And in fact, this decision is indicative of a broad choice that goes beyond our views regarding technology firms and encompasses the rationale behind all of our stock picks and investment strategies: our commitment to a growth-style approach. Growth and Income Fund emphasizes the "growth" aspect of its name, and we view the maintenance of this principle as our primary responsibility. We believe that staying competitive with the majority of our peers in 2000 would have entailed investing heavily in value-oriented securities, since these more defensive stocks--for the first time in five years--outshone their growth counterparts in 2000.

    We were unwilling to take this route because we believe that changing investment styles based on market conditions is a tactic that may not be in the best interest of long-term investors. Positioning the Fund as a value fund would have gone against its strategy and goals. After all, the one constant about the market is its unpredictability. This is why a consistent approach is

LARGEST EQUITY HOLDINGS
  1.  General Electric Company          3.69%
  2.  Tyco International Limited        4.58%
  3.  Citigroup, Inc.                   3.29%
  4.  Pfizer, Inc.                      3.03%
  5.  Exxon Mobil Corporation           2.98%
  6.  Merck & Company, Inc.             2.89%
  7.  Cisco Systems, Inc.               2.38%
  8.  Fannie Mae                        2.25%
  9.  Pharmacia Corporation             2.14%
 10.  Wal-Mart Stores, Inc.             2.14%

Portfolio holdings are subject to change.

so important. Even when short-term performance flies in the face of your process and philosophy, as it did in 2000, we believe in the importance of staying focused on what you do best.

WHAT OTHER STRATEGIES WILL YOU CARRY OVER INTO 2001, AND WHY?
We plan on continuing to look for companies with strong fundamentals and good growth prospects above all else. Investors were extremely bearish in 2000, and therefore many companies in the Fund did not receive the recognition that we believe they were due. However, in our opinion, investing in high-quality companies that are producing strong earnings is a sound approach. Stock prices have typically followed earnings in the past.

    TYCO is an example of a company in which we have confidence. The firm is a diversified manufacturing and services company that operates in four primary businesses: telecom and electronics, flow control, healthcare and special products, and fire and security services. Tyco is a strong free cash flow generator, and this cash flow has sustained a voracious appetite for acquisitions. These have helped Tyco grow quickly, building leading market shares within the company's four business segments. Management's strategy is to focus on businesses that offer sustainable growth opportunities as well as steady service and recurring revenue.

WHAT DO YOU BELIEVE LIES AHEAD?
The market has been erratic, to say the least. But with signs of lower oil prices, slower economic growth, tame core inflation readings, and an accommodative Federal Reserve Board on the horizon, we feel optimistic going into 2001.


/s/THOMAS ARRINGTON, CFA


Thomas Arrington, CFA
Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2000

SHARES                                           MARKET VALUE
-------------------------------------------------------------

COMMON STOCKS (DOMESTIC)--96.0%
AEROSPACE/DEFENSE--0.5%
   30,975  The Boeing Company                    $  2,044,350
                                                 ------------
BANKS (MAJOR REGIONAL)--4.8%
   21,762  Fifth Third Bancorp                      1,300,280
  215,950  FleetBoston Financial Corporation        8,111,622
   11,150  State Street Corporation                 1,384,942
   63,400  The Bank of New York Company, Inc.       3,498,888
   79,350  Wells Fargo & Company                    4,418,803
                                                 ------------
                                                   18,714,535
                                                 ------------
BANKS (MONEY CENTER)--0.6%
   49,387  The Chase Manhattan Corporation          2,244,022
                                                 ------------
BEVERAGES (ALCOHOLIC)--0.4%
   34,825  Anheuser-Busch Companies, Inc.           1,584,538
                                                 ------------
BEVERAGES (NON-ALCOHOLIC)--1.8%
   50,000  PepsiCo, Inc.                            2,478,125
   76,750  The Coca-Cola Company                    4,676,953
                                                 ------------
                                                    7,155,078
                                                 ------------
BIOTECHNOLOGY--1.0%
   60,525  Amgen, Inc.*                             3,869,817
                                                 ------------
BROADCASTING (TV, RADIO & CABLE)--0.3%
   30,525  Comcast Corporation Special Class A*     1,272,511
                                                 ------------
COMMUNICATION EQUIPMENT--4.8%
   42,150  ADC Telecommunications, Inc.*              763,969
   10,700  CIENA Corporation*                         872,050
   35,875  Comverse Technology, Inc.*               3,896,922
   62,950  Corning, Inc.                            3,324,547
   33,795  JDS Uniphase Corporation*                1,410,941
  110,000  Motorola, Inc.                           2,227,500
   26,150  Qualcomm, Inc.*                          2,147,569
  175,075  TyCom Limited*                           3,917,303
                                                 ------------
                                                   18,560,801
                                                 ------------

COMPUTERS (HARDWARE)--1.2%
   23,200  International Business Machines
           Corporation                           $  1,972,000
   20,425  Palm, Inc.*                                577,006
   73,425  Sun Microsystems, Inc.*                  2,042,133
                                                 ------------
                                                    4,591,139
                                                 ------------
COMPUTERS (NETWORKING)--2.6%
  241,250  Cisco Systems, Inc.*                     9,227,813
   16,500  Network Appliance, Inc.*                 1,059,094
                                                 ------------
                                                   10,286,907
                                                 ------------
COMPUTER (PERIPHERALS)--1.2%
   69,450  EMC Corporation*                         4,618,425
                                                 ------------
COMPUTERS (SOFTWARE & SERVICES)--3.6%
   16,025  Amdocs Limited*                          1,061,656
   80,300  Microsoft Corporation*                   3,488,031
  261,650  Oracle Corporation*                      7,620,556
   14,200  Seibel Systems, Inc.*                      959,388
   11,600  VERITAS Software Corporation*            1,015,000
                                                 ------------
                                                   14,144,631
                                                 ------------
CONSUMER FINANCE--0.7%
   41,575  Capital One Financial Corporation        2,736,155
                                                 ------------
ELECTRIC COMPANIES--0.9%
   21,475  Duke Energy Corporation                  1,830,744
   20,750  FPL Group, Inc.                          1,488,813
                                                 ------------
                                                    3,319,557
                                                 ------------
ELECTRICAL EQUIPMENT--5.1%
  329,950  General Electric Company                15,816,978
   16,600  Sanmina Corporation*                     1,271,975
   84,433  Solectron Corporation*                   2,862,279
                                                 ------------
                                                   19,951,232
                                                 ------------
ELECTRONICS (SEMICONDUCTORS)--3.3%
   34,450  Analog Devices, Inc.*                    1,763,409
  129,850  Intel Corporation                        3,903,616
    8,125  SDL, Inc.*                               1,204,023
  122,100  Texas Instruments, Inc.                  5,784,488
                                                 ------------
                                                   12,655,536
                                                 ------------

SHARES                                           MARKET VALUE
-------------------------------------------------------------

ENTERTAINMENT--2.3%
   92,625  Time Warner, Inc.                     $  4,838,730
   90,475  Viacom, Inc. Class B*                    4,229,706
                                                 ------------
                                                    9,068,436
                                                 ------------
EQUIPMENT (SEMICONDUCTORS)--0.2%
    9,925  Broadcom Corporation*                      834,320
                                                 ------------
FINANCIAL (DIVERSIFIED)--7.0%
   61,825  American Express Company                 3,396,511
  249,849  Citigroup, Inc.                         12,757,915
  100,575  Fannie Mae                               8,724,881
   26,600  Morgan Stanley Dean Witter & Company     2,108,050
                                                 ------------
                                                   26,987,357
                                                 ------------
FOODS--0.5%
   82,550  ConAgra Foods, Inc.                      2,146,300
                                                 ------------
HEALTHCARE (DIVERSIFIED)--3.1%
   60,600  Abbott Laboratories                      2,935,313
   58,025  American Home Products Corporation       3,687,489
   70,975  Bristol-Myers Squibb Company             5,247,714
                                                 ------------
                                                   11,870,516
                                                 ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)--8.4%
   15,968  Genentech, Inc.*                         1,301,392
  119,875  Merck & Company, Inc.                   11,223,297
  255,334  Pfizer, Inc.                            11,745,364
  136,113  Pharmacia Corporation                    8,302,893
                                                 ------------
                                                   32,572,946
                                                 ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)--2.2%
   79,700  Baxter International, Inc.               7,038,506
   26,900  Medtronic, Inc.                          1,624,088
                                                 ------------
                                                    8,662,594
                                                 ------------

HOUSEHOLD PRODUCTS
(NON-DURABLES)--1.0%
   19,700  Colgate-Palmolive Company             $  1,271,635
   36,275  Kimberly-Clark Corporation               2,564,280
                                                 ------------
                                                    3,835,915
                                                 ------------
INSURANCE (MULTI-LINE)--2.8%
   79,525  American International Group, Inc.       7,838,183
   44,075  The Hartford Financial Services
           Group, Inc.                              3,112,797
                                                 ------------
                                                   10,950,980
                                                 ------------
INSURANCE (PROPERTY-CASUALTY)--1.2%
      975  Berkshire Hathaway, Inc.*                2,295,150
   55,225  The Allstate Corporation                 2,405,739
                                                 ------------
                                                    4,700,889
                                                 ------------
INSURANCE BROKERS--1.3%
   42,450  Marsh & McLennan Companies, Inc.         4,966,650
                                                 ------------
INVESTMENT BANKING & BROKERAGE--1.2%
   35,300  Lehman Brothers Holdings, Inc.           2,387,163
   21,375  Merrill Lynch & Company, Inc.            1,457,508
   24,225  The Charles Schwab Corporation             687,384
                                                 ------------
                                                    4,532,055
                                                 ------------
LEISURE TIME (PRODUCTS)--0.4%
   41,800  Harley-Davidson, Inc.                    1,661,550
                                                 ------------
MANUFACTURING (DIVERSIFIED)--4.6%
   26,825  Danaher Corporation                      1,834,159
   13,425  Minnesota Mining and Manufacturing
           Company                                  1,617,713
  257,625  Tyco International Limited              14,298,188
                                                 ------------
                                                   17,750,060
                                                 ------------

*  NON-INCOME PRODUCING.
   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2000 (CONTINUED)

SHARES                                           MARKET VALUE
-------------------------------------------------------------

NATURAL GAS--2.6%
   31,700  Enron Corporation                     $  2,635,063
   83,350  The Coastal Corporation                  7,361,146
                                                 ------------
                                                    9,996,209
                                                 ------------
OIL & GAS (DRILLING & EQUIPMENT)--3.4%
   38,050  BJ Services Company*                     2,620,694
   53,700  Noble Drilling Corporation*              2,332,594
   44,325  Schlumberger Limited                     3,543,230
   63,625  Smith International, Inc.*               4,744,039
                                                 ------------
                                                   13,240,557
                                                 ------------
OIL & GAS (EXPLORATION & PRODUCTION)--1.0%
   56,300  Anadarko Petroleum Corporation           4,001,804
                                                 ------------
OIL (INTERNATIONAL INTEGRATED)--3.6%
   28,775  Chevron Corporation                      2,429,689
  132,758  Exxon Mobil Corporation                 11,541,649
                                                 ------------
                                                   13,971,338
                                                 ------------
PERSONAL CARE--0.6%
   62,200  The Gillette Company                     2,246,975
                                                 ------------
POWER PRODUCERS (INDEPENDENT)--2.1%
   50,200  Calpine Corporation*                     2,262,138
   40,750  Dynergy, Inc. Class A                    2,284,547
   65,200  The AES Corporation*                     3,610,450
                                                 ------------
                                                    8,157,135
                                                 ------------
RESTAURANTS--0.6%
   66,550  McDonald's Corporation                   2,262,700
                                                 ------------
RETAIL (BUILDING SUPPLIES)--1.2%
  100,675  The Home Depot, Inc.                     4,599,589
                                                 ------------

RETAIL (DEPARTMENT STORES)--0.7%
   46,425  Kohl's Corporation*                   $  2,831,925
                                                 ------------
RETAIL (DRUG STORES)--0.6%
   36,500  CVS Corporation                          2,187,719
                                                 ------------
RETAIL (FOOD CHAINS)--0.6%
   17,750  Safeway, Inc.*                           1,109,375
   42,325  The Kroger Company                       1,145,420
                                                 ------------
                                                    2,254,795
                                                 ------------
RETAIL (GENERAL MERCHANDISE)--2.1%
  155,875  Wal-Mart Stores, Inc.                    8,280,859
                                                 ------------
SAVINGS & LOANS--1.3%
   92,100  Washington Mutual, Inc.                  4,887,056
                                                 ------------
SERVICES (ADVERTISING/MARKETING)--0.6%
   28,275  Omnicom Group, Inc.                      2,343,291
                                                 ------------
SERVICES (COMMERCIAL & CONSUMER)--0.4%
   38,450  DeVry, Inc.*                             1,451,488
                                                 ------------
SERVICES (DATA PROCESSING)--0.6%
   23,500  Automatic Data Processing, Inc.          1,487,844
   20,475  Concord EFS, Inc.*                         898,341
                                                 ------------
                                                    2,386,185
                                                 ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.5%
   26,926  Nextel Communications, Inc.*               664,736
   11,151  VoiceStream Wireless Corporation*        1,122,069
                                                 ------------
                                                    1,786,805
                                                 ------------
14

SHARES                                           MARKET VALUE
-------------------------------------------------------------

TELECOMMUNICATIONS
(LONG DISTANCE)--0.3%
   71,450  WorldCom, Inc.*                       $  1,004,766
                                                 ------------
TELEPHONE--4.2%
   47,400  BellSouth Corporation                    1,940,438
   56,175  Qwest Communications International,
           Inc.*                                    2,303,175
  124,100  SBC Communications, Inc.                 5,925,775
  120,200  Verizon Communications                   6,025,025
                                                 ------------
                                                   16,194,413
                                                 ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$368,810,199)                              372,375,411
                                                 ------------

COMMON STOCKS (FOREIGN)--1.9%
COMMUNICATION EQUIPMENT--1.4%
   73,296  Nokia Oyj Sponsored ADR (FI)             3,188,376
   66,675  Nortel Networks Corporation (CA)         2,137,767
                                                 ------------
                                                    5,326,143
                                                 ------------
COMPUTERS (SOFTWARE & SERVICES)--0.5%
   15,150  Check Point Software Technologies
           Limited (IS)*                            2,023,472
                                                 ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$11,208,927)                                 7,349,615
                                                 ------------

PRINCIPAL AMOUNT                                  MARKET VALUE
--------------------------------------------------------------

CONVERTIBLE BONDS (DOMESTIC)--0.4%
$  850,000  Juniper Networks, Inc. Convertible
            Bond
            4.75% 03/15/07                        $    882,938
 1,350,000  Redback Networks, Inc. Convertible
            Bond
            5.00% 04/01/07 144A +                      777,938
                                                  ------------
                                                     1,660,876
                                                  ------------
TOTAL CONVERTIBLE BONDS (DOMESTIC)
(COST--$1,848,850)                                    1,660,876
                                                  ------------

PRINCIPAL AMOUNT                                AMORTIZED COST
--------------------------------------------------------------

CORPORATE SHORT-TERM NOTES--2.2%
 8,500,000  The Walt Disney Company
            6.50% 01/02/01                           8,498,465
                                                  ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$8,498,465)                         8,498,465
                                                  ------------
TOTAL INVESTMENTS--100.5%
(COST--$390,366,441)                               389,884,367

OTHER ASSETS AND LIABILITIES--(0.5%)                (2,155,139)
                                                  ------------
NET ASSETS--100.0%                                $387,729,228
                                                  ============

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
Investment securities, at cost.......    $ 390,366,441
                                         -------------
Investment securities, at market.....      389,884,367
Cash.................................        1,061,870
Receivables:
  Capital shares sold................          223,598
  Dividends and interest.............          339,846
Other assets.........................            7,278
                                         -------------
    Total Assets.....................      391,516,959
                                         -------------
LIABILITIES
Payables:
  Investment securities purchased....        2,952,578
  Capital shares redeemed............          340,753
  Advisory fees......................          211,124
  Shareholder servicing fees.........           33,313
  Accounting fees....................            8,066
  Distribution fees..................           66,528
  Other..............................          175,369
                                         -------------
    Total Liabilities................        3,787,731
                                         -------------
Net Assets...........................    $ 387,729,228
                                         =============

Net Assets--Class A..................    $     317,845
Shares Outstanding--Class A..........           55,474
Net Asset Value, Redemption Price Per
  Share..............................    $        5.73
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $        6.08

Net Assets--Class B..................    $   1,169,637
Shares Outstanding--Class B..........          207,074
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $        5.65

Net Assets--Class C..................    $     343,423
Shares Outstanding--Class C..........           60,717
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $        5.66

Net Assets--Class F..................    $ 385,815,649
Shares Outstanding--Class F..........       67,802,732
Net Asset Value, Offering and
  Redemption Price Per Share.........    $        5.69

Net Assets--Class R..................    $         815
Shares Outstanding--Class R..........              142
Net Asset Value, Offering and
  Redemption Price Per Share.........    $        5.74

Net Assets--Class T..................    $      81,859
Shares Outstanding--Class T..........           14,422
Net Asset Value, Redemption Price Per
  Share..............................    $        5.68
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $        5.95

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended
December 31, 2000


INVESTMENT INCOME:
Income:
  Dividends..........................    $  2,923,524
  Interest...........................       1,185,096
  Foreign taxes withheld.............         (10,416)
                                         ------------
    Total Investment Income..........       4,098,204
                                         ------------
Expenses:
  Advisory fees--Note 2..............       2,991,692
  Shareholder servicing fees--Note 2.         401,693
  Accounting fees--Note 2............         146,725
  Distribution fees--Note 2..........       1,197,877
  Transfer agency fees--Note 2.......         236,926
  Registration fees..................          70,485
  Postage and mailing expenses.......          37,615
  Custodian fees and expenses--Note 2          24,221
  Printing expenses..................         101,296
  Legal and audit fees...............          33,240
  Directors' fees and expenses.......          34,625
  Other expenses.....................          93,885
                                         ------------
    Total Expenses...................       5,370,280
    Earnings Credits.................         (94,806)
    Expense Offset to Broker
      Commissions....................          (2,900)
                                         ------------
    Net Expenses.....................       5,272,574
                                         ------------
Net Investment (Loss)................      (1,174,370)
                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
    Proceeds from long-term
      securities sold................     820,725,386
    Proceeds from long-term U.S.
      Government Obligations sold....               0
    Cost of securities sold..........     809,784,825
                                         ------------
Net Realized Gain from Security
  Transactions.......................      10,940,561
Net Realized Gain from Foreign
  Currency Transactions..............           8,903
Net Change in Unrealized Appreciation
  / Depreciation.....................    (107,569,824)
                                         ------------
    Net Realized and Unrealized
      (Loss) on Investments and
      Foreign Currency
      Transactions...................     (96,620,360)
                                         ------------
Net (Decrease) in Net Assets
  Resulting from Operations..........    $(97,794,730)
                                         ============
Purchases of long-term securities....    $767,546,144
                                         ============
Purchases of long-term U.S.
  Government Obligations.............    $          0
                                         ============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                            YEAR         YEAR OR PERIOD
                                           ENDED             ENDED
                                          12/31/00         12/31/99*
                                       --------------    --------------
OPERATIONS
Net Investment (Loss)................  $   (1,174,370)   $     (243,734)
Net Realized Gain from Security
  Transactions.......................      10,940,561        35,396,085
Net Realized Gain from Foreign
  Currency Transactions..............           8,903                 0
Net Change in Unrealized
  Appreciation/Depreciation..........    (107,569,824)       36,716,031
                                       --------------    --------------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations.......................     (97,794,730)       71,868,382
                                       --------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A............................          (9,132)                0
  Class B............................         (35,743)                0
  Class C............................          (7,245)                0
  Class F............................     (13,972,622)      (50,520,599)
  Class R............................             (29)                0
  Class T............................          (2,718)                0
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A............................          (8,986)                0
  Class B............................         (35,173)                0
  Class C............................          (7,130)                0
  Class F............................     (13,749,769)                0
  Class R............................             (28)                0
  Class T............................          (2,674)                0
                                       --------------    --------------
  Net (Decrease) from Dividends and
    Distributions....................     (27,831,249)      (50,520,599)
                                       --------------    --------------

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)


                                            YEAR         YEAR OR PERIOD
                                           ENDED             ENDED
                                          12/31/00         12/31/99*
                                       --------------    --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A............................       2,011,016             1,000
  Class B............................       1,415,147             1,000
  Class C............................         402,425             1,000
  Class F............................      19,871,258        27,277,048
  Class R............................             143             1,000
  Class T............................          92,085             1,000
Reinvested dividends and
  distributions
  Class A............................          17,891                 0
  Class B............................          64,385                 0
  Class C............................          10,390                 0
  Class F............................      24,344,237        44,526,472
  Class R............................              57                 0
  Class T............................           5,376                 0
                                       --------------    --------------
                                           48,234,410        71,808,520
Cost of shares redeemed
  Class A............................      (1,660,370)                0
  Class B............................         (79,157)                0
  Class C............................         (34,523)                0
  Class F............................     (68,144,849)     (100,423,325)
  Class R............................               0                 0
  Class T............................               0                 0
                                       --------------    --------------
                                          (69,918,899)     (100,423,325)
                                       --------------    --------------
Net (Decrease) from Capital Share
  Transactions.......................     (21,684,489)      (28,614,805)
Net (Decrease) in Net Assets.........    (147,310,468)       (7,267,022)

                                            YEAR         YEAR OR PERIOD
                                           ENDED             ENDED
                                          12/31/00         12/31/99*
                                       --------------    --------------
NET ASSETS
  Beginning of year..................  $  535,039,696    $  542,306,718
                                       --------------    --------------
  End of year........................  $  387,729,228    $  535,039,696
                                       ==============    ==============
Net Assets consist of:
Capital (par value and paid-in
surplus).............................  $  403,395,950    $  424,876,225
Accumulated undistributed
  (distribution in excess of) net
  investment income..................               0                 0
Accumulated undistributed net
  realized gain (loss) from security
  transactions.......................     (15,184,037)        3,076,332
Unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions......        (482,685)      107,087,139
                                       --------------    --------------
  Total..............................  $  387,729,228    $  535,039,696
                                       ==============    ==============

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS A SHARES
Net Asset Value, beginning of period.         $  7.61
Income from investment operations:
    Net investment (loss)+...........            0.00
    Net (losses) on securities (both
      realized and unrealized).......           (1.45)
                                              -------
         Total from investment
           operations................           (1.45)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (0.22)
    In excess of net realized gains..           (0.21)
                                              -------
         Total distributions.........           (0.43)
Net Asset Value, end of period.......         $  5.73
                                              =======
Total Return/Ratios
    Total return.....................          (19.04%)*
    Net assets, end of period (000s).         $   318
    Net expenses to average net
      assets#........................            1.01%
    Gross expenses to average net
      assets#........................            1.06%
    Net investment (loss) to average
      net assets.....................           (0.03%)
    Portfolio turnover rate@.........             165%

+ Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.

* Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS B SHARES
Net Asset Value, beginning of period.         $  7.61
Income from investment operations:
    Net investment (loss)............           (0.02)
    Net (losses) on securities (both
      realized and unrealized).......           (1.51)
                                              -------
         Total from investment
           operations................           (1.53)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (0.22)
    In excess of net realized
      gains..........................           (0.21)
                                              -------
         Total distributions.........           (0.43)
Net Asset Value, end of period.......         $  5.65
                                              =======
Total Return/Ratios
    Total return.....................          (20.09%)*
    Net assets, end of period (000s).         $ 1,170
    Net expenses to average net
      assets#........................            1.76%
    Gross expenses to average net
      assets#........................            1.80%
    Net investment (loss) to average
      net assets.....................           (0.88%)
    Portfolio turnover rate@.........             165%

 * Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS C SHARES
Net Asset Value, beginning of period.         $  7.61
Income from investment operations:
    Net investment (loss)............           (0.01)
    Net (losses) on securities (both
      realized and unrealized).......           (1.51)
                                              -------
         Total from investment
           operations................           (1.52)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (0.22)
    In excess of net realized gains..           (0.21)
                                              -------
         Total distributions.........           (0.43)
Net Asset Value, end of period.......         $  5.66
                                              =======
Total Return/Ratios
    Total return.....................          (19.96%)*
    Net assets, end of period (000s).         $   343
    Net expenses to average net
      assets#........................            1.75%
    Gross expenses to average net
      assets#........................            1.84%
    Net investment (loss) to average
      net assets.....................           (0.83%)
    Portfolio turnover rate@.........             165%

* Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                     YEAR ENDED DECEMBER 31,
                                       ----------------------------------------------------
                                         2000       1999       1998       1997       1996
                                       --------   --------   --------   --------   --------
CLASS F SHARES
Net Asset Value, beginning of period.  $   7.61   $   7.32   $   6.92   $   7.23   $   6.69
Income from investment operations:
    Net investment income (loss).....     (0.02)      0.00       0.71       0.13       0.09
    Net gains (losses) on securities
      (both realized and unrealized).     (1.47)      1.06       0.51       1.25       1.52
                                       --------   --------   --------   --------   --------
        Total from investment
          operations.................     (1.49)      1.06       1.22       1.38       1.61
Less distributions:
    From net investment income*......      0.00       0.00      (0.11)     (0.13)     (0.09)
    From net realized gains..........     (0.22)     (0.77)     (0.71)     (1.56)     (0.98)
    In excess of net realized gains..     (0.21)      0.00       0.00       0.00       0.00
                                       --------   --------   --------   --------   --------
        Total distributions..........     (0.43)     (0.77)     (0.82)     (1.69)     (1.07)
Net Asset Value, end of period.......  $   5.69   $   7.61   $   7.32   $   6.92   $   7.23
                                       ========   ========   ========   ========   ========
Total Return/Ratios
    Total return.....................    (19.57%)    15.03%     17.78%     19.40%     24.37%
    Net assets, end of period (000s).  $385,816   $535,035   $542,307   $543,168   $535,866
    Net expenses to average net
      assets#........................      1.10%      1.12%      1.08%      1.09%      1.15%
    Gross expenses to average net
      assets#........................      1.12%      1.13%      1.10%      1.11%      1.16%
    Net investment income (loss) to
      average net assets.............     (0.24%)    (0.05%)     1.38%      1.84%      1.40%
    Portfolio turnover rate@.........       165%       165%       259%       256%       195%

* Distributions in excess of net investment income for the year ended December 31, 1998 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS R SHARES
Net Asset Value, beginning of period.         $  7.61
Income from investment operations:
    Net investment (loss)+...........            0.00
    Net (losses) on securities (both
      realized and unrealized).......           (1.44)
                                              -------
         Total from investment
           operations................           (1.44)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (0.22)
    In excess of net realized
      gains..........................           (0.21)
                                              -------
         Total distributions.........           (0.43)
Net Asset Value, end of period.......         $  5.74
                                              =======
Total Return/Ratios
    Total return.....................          (18.91%)
    Net assets, end of period
      (000s).........................         $     1
    Net expenses to average net
      assets#........................            0.76%
    Gross expenses to average net
      assets#........................            0.79%
    Net investment income (loss) to
      average net assets.............            0.01%
    Portfolio turnover rate@.........             165%

+ Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS T SHARES
Net Asset Value, beginning of period.         $  7.61
Income from investment operations:
    Net investment (loss)............           (0.01)
    Net (losses) on securities (both
      realized and unrealized).......           (1.49)
                                              -------
         Total from investment
           operations................           (1.50)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (0.22)
    In excess of net realized gains..           (0.21)
                                              -------
         Total distributions.........           (0.43)
Net Asset Value, end of period.......         $  5.68
                                              =======
Total Return/Ratios
    Total return.....................          (19.69%)*
    Net assets, end of period (000s).         $    82
    Net expenses to average net
      assets#........................            1.25%
    Gross expenses to average net
      assets#........................            1.28%
    Net investment (loss) to average
      net assets.....................           (0.40%)
    Portfolio turnover rate@.........             165%

* Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Growth and Income Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.
  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market.
  The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.
  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.
  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.
  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.
  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.
  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.
  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

  In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements resulting from the adoption of this change.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next
$250 million of net assets and 0.50% of net assets in excess of $750 million.
  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $29,037 during the year ended December 31, 2000 from commissions earned on sales of Fund shares.
  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $842 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.
  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the six months ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $252, $1,147, $122, and $118, respectively, for shareholder servicing fees under the plan.
  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.
  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and Class T shares were charged $3,439, $365, $1,193,954, and $118, respectively, pursuant to the Distribution Plans.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-
owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:


UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
   $1,174,370                    $(1,378,584)                   $204,214


  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:


Net Capital Loss Carryovers..........        $          0
Post-October Capital Loss Deferral...        $  9,272,004
Post-October Currency Loss Deferral..        $          0
Federal Tax Cost.....................        $396,380,880
Unrealized Appreciation..............        $ 33,916,297
Unrealized (Depreciation)............        $(40,412,810)
Net Appreciation/(Depreciation)......        $ (6,496,513)

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4.  FUND SHARE TRANSACTIONS
The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:


                                                      YEAR OR PERIOD
                                        YEAR ENDED         ENDED
                                         12/31/00        12/31/99*
                                        -----------   ---------------
CLASS A
      Shares sold....................       284,763             132
      Shares issued for dividends
        reinvested...................         3,117               0
      Shares redeemed................      (232,538)              0
      NET INCREASE IN SHARES
        OUTSTANDING..................        55,342             132
CLASS B
      Shares sold....................       207,662             132
      Shares issued for dividends
        reinvested...................        11,375               0
      Shares redeemed................       (12,095)              0
      NET INCREASE IN SHARES
        OUTSTANDING..................       206,942             132
CLASS C
      Shares sold....................        64,652             132
      Shares issued for dividends
        reinvested...................         1,832               0
      Shares redeemed................        (5,899)              0
      NET INCREASE IN SHARES
        OUTSTANDING..................        60,585             132
CLASS F
      Shares sold....................     2,747,088       3,713,689
      Shares issued for dividends
        reinvested...................     4,270,841       6,124,687
      Shares redeemed................    (9,519,830)    (13,622,645)
      NET (DECREASE) IN SHARES
        OUTSTANDING..................    (2,501,901)     (3,784,269)
CLASS R
      Shares sold....................             0             132
      Shares issued for dividends
        reinvested...................            10               0
      Shares redeemed................             0               0
      NET INCREASE IN SHARES
        OUTSTANDING..................            10             132
CLASS T
      Shares sold....................        13,343             132
      Shares issued for dividends
        reinvested...................           947               0
      Shares redeemed................             0               0
      NET INCREASE IN SHARES
        OUTSTANDING..................        14,290             132

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth and Income Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



/s/PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP

Denver, Colorado
February 6, 2001

OTHER INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 96.49% qualified for the dividends received deduction available to the Fund's corporate shareholders.

FEDERAL INCOME TAX INFORMATION
For the fiscal year ended December 31, 2000, fiscal year distributions in the amount of $29,159,754 were considered long-term gains.

                              FOR MORE INFORMATION

                                        DREYFUS FOUNDERS
                                        GROWTH AND INCOME FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        TRANSFER AGENT &
To obtain information:                  DIVIDEND DISBURSING AGENT

By telephone                            Dreyfus Transfer, Inc.
Call your financial                     P.O. Box 9671
representative or                       Providence, RI  02940
1-800-554-4611
                                        DISTRIBUTOR
By mail  Write to:
Dreyfus Founders Funds                  Dreyfus Service Corporation
144 Glenn Curtiss Boulevard             200 Park Avenue
Uniondale, NY  11556-0144               New York, NY  10166




Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation                                275AR0012

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND


ANNUAL REPORT
DECEMBER 31, 2000






                         [DREYFUS FOUNDERS FUNDS LOGO]

TABLE OF CONTENTS



About this Report                        3
A Message from Founders                  4
Management Overview                      6
Statement of Investments                12
Statement of Assets and Liabilities     15
Statement of Operations                 17
Statements of Changes in Net Assets     18
Financial Highlights                    20
Notes to Financial Statements           26
Report of Independent Accountants       33
Other Information                       34


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS
The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU      Australia            GR      Greece             NW      Norway
AT      Austria              HK      Hong Kong          PA      Panama
BR      Brazil               HU      Hungary            PL      Poland
CA      Canada               IE      Ireland            SA      South Africa
CN      China                IS      Israel             SG      Singapore
CR      Croatia              IT      Italy              SP      Spain
DE      Denmark              JA      Japan              SW      Sweden
FI      Finland              KR      South Korea        SZ      Switzerland
FR      France               LU      Luxembourg         TW      Taiwan
GE      Germany              MX      Mexico             UK      United Kingdom
                             NE      Netherlands

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
            o NOT-FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

ABOUT THIS REPORT


HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The securities index is an unmanaged group of securities; it does not reflect the costs of managing a mutual fund.

o The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS


                        Dear Fellow Shareholder:

[                    ]  With all of the anticipation surrounding the dawn of a
[    PICTURE OF      ]  new millennium and the confidence stemming from 1999's
[  RICHARD W. SABO   ]  historic returns, we began the year 2000 with high
[                    ]  expectations. The NASDAQ seemed unstoppable, the "New
                        Economy" continued to rewrite economic rules of
   RICHARD W. SABO      yesterday, and the soaring tech sector retained its
                        dominant position during the first few months of the year.

     Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000

Interest rate hikes and investors' questions about high stock valuations were the first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

     In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS

There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A COMPANY CREDO. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o THE IMPORTANCE OF DISCIPLINE. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o READY FOR FUTURE OPPORTUNITIES. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.

Respectfully,


/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends or coupon payments.

MANAGEMENT OVERVIEW


                       A DISCUSSION WITH PORTFOLIO MANAGER DOUGLAS LOEFFLER, CFA

[                  ]   HOW DID THE FUND PERFORM DURING 2000?
[                  ]
[   PICTURE OF     ]   Amidst the interest rate hikes, international currency
[ DOUGLAS LOEFFLER ]   woes, and global economic slowdown, Dreyfus Founders
[                  ]   International Equity Fund posted a negative annual
[                  ]   return in 2000, and underperformed its benchmark, the
                       Morgan Stanley Capital International World ex U.S.
Index. The Fund began the year with a strong first-quarter return, but this gain eroded along with investors' confidence in the markets as 2000 progressed. (See page 9 for the Fund's total returns.)

     Specifically, we attribute the Fund's disappointing performance to a widespread shift in investor preference away from the growth-oriented investments that dominated 1999 and toward value-oriented investments. This trend was the result of the worldwide uncertainty that characterized 2000, which in turn caused investors to retreat from stocks in high-growth areas such as technology and communications. As a steadfast growth fund, International Equity felt the unfavorable effects of investors' indiscriminate flight from the growth stocks that the Fund targets.

-------------------------------------------------------------------------
|    FUND AT A GLANCE                                                   |
|    This fund invests primarily in growth stocks of companies in both  |
|    emerging and established economies outside the United States.      |
-------------------------------------------------------------------------

WERE INTERNATIONAL MARKETS AS VOLATILE AS U.S. MARKETS? WHY OR
WHY NOT?

Unfortunately, international markets were just as volatile as the U.S. market. The same shift away from growth stocks prevailed abroad, with global investors questioning growth stocks' valuations, regardless of whether earnings remained strong.

     Other factors came into play as well. Japan's weak economy continued in 2000, and an oversupply of stocks there put downward pressure on prices. Meanwhile, European markets failed to provide a safe haven in spite of their relatively strong economic activity. The euro's weakness was the likely culprit, as European companies saw profits undercut and losses sharpened by the euro's troubles.

------------------------------------------------
     PORTFOLIO COMPOSITION

                  [PIE CHART PLOTTED FROM DATA IN TABLE BELOW]

        13.11% Japan
        12.07% France
        11.11% United Kingdom
        10.23% Netherlands
         5.21% Germany
         4.84% Italy
         4.54% Sweden
        l4.27% Brazil
         7.55% Cash & Equivalents
        27.07% Other Countries
------------------------------------------------
     Portfolio composition is subject to change.

      In fact, the euro wasn't the only currency story in 2000. The strength of the U.S. dollar weighed heavily upon International Equity Fund's performance. Because a strong dollar lessens the value of international investments for U.S. residents, gains measured in local currencies were significantly greater than in U.S. dollar terms. Conversely, losses in local currency terms were exacerbated by the dollar's rise.

WHAT STRATEGIES DID YOU PUT TO WORK IN 2000, AND TO
WHAT EFFECT?

We began the year substantially invested in technology and telecommunications companies--a strategy that worked well early on, but hurt performance when tech and telecom were suddenly abandoned due to investors' departure from growth stocks, which began in mid-March and continued throughout 2000.

Growth of $10,000 Investment

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                      MSCI
                    INTNL. EQ.     WORLD XUS       CPI
                    ---------      ---------    ---------
12/29/1995          10,000.00
12/31/1995          10,000.00      10,000.00    10,000.00
01/31/1996          10,000.00      10,058.62    10,038.94
02/29/1996          10,370.00      10,087.67    10,064.89
03/29/1996          10,810.00      10,301.24    10,097.34
04/30/1996          11,200.00      10,605.54    10,136.28
05/31/1996          11,520.00      10,424.08    10,162.23
06/28/1996          11,460.00      10,469.44    10,168.72
07/31/1996          10,800.00      10,163.11    10,201.17
08/30/1996          11,060.00      10,201.34    10,214.15
09/30/1996          11,260.00      10,477.60    10,305.00
10/31/1996          11,200.00      10,407.77    10,272.55
11/29/1996          11,670.00      10,836.94    10,305.00
12/31/1996          11,860.00      10,686.58    10,324.46
01/31/1997          12,110.00      10,353.23    10,343.93
02/28/1997          12,210.00      10,510.22    10,369.89
03/31/1997          12,290.00      10,520.92    10,376.38
04/30/1997          12,220.00      10,585.66    10,389.36
05/30/1997          13,260.00      11,283.45    10,389.36
06/30/1997          13,810.00      11,885.93    10,402.34
07/31/1997          14,250.00      12,104.59    10,421.80
08/29/1997          13,560.00      11,212.60    10,441.27
09/30/1997          14,310.00      11,842.09    10,467.23
10/31/1997          13,770.00      10,949.08    10,480.21
11/28/1997          13,720.00      10,826.24    10,499.68
12/31/1997          13,770.26      10,929.20    10,499.68
01/30/1998          14,135.94      11,395.08    10,506.16
02/27/1998          14,958.73      12,137.21    10,519.14
03/31/1998          15,792.94      12,535.81    10,519.14
04/30/1998          16,250.05      12,633.16    10,545.10
05/29/1998          16,684.30      12,567.41    10,571.06
06/30/1998          16,855.71      12,634.18    10,577.55
07/31/1998          17,118.54      12,716.75    10,597.01
08/31/1998          14,718.75      11,092.68    10,609.99
09/30/1998          14,398.78      10,775.84    10,616.48
10/30/1998          14,615.90      11,897.75    10,635.95
11/30/1998          15,358.69      12,500.54    10,655.42
12/31/1998          16,112.19      12,980.15    10,668.40
01/29/1999          16,870.14      12,982.63    10,681.38
02/26/1999          16,192.58      12,655.99    10,687.87
03/31/1999          16,468.20      13,183.97    10,707.33
04/30/1999          17,076.86      13,749.30    10,785.20
05/28/1999          16,456.72      13,054.75    10,785.20
06/30/1999          17,329.51      13,565.12    10,785.20
07/30/1999          17,754.42      13,955.58    10,817.65
08/31/1999          18,121.91      13,995.25    10,843.61
09/30/1999          18,294.17      14,146.36    10,895.52
10/29/1999          19,224.38      14,692.91    10,914.99
11/30/1999          22,129.86      15,206.71    10,927.97
12/31/1999          25,570.90      16,604.95    10,953.93
01/31/2000          24,129.56      15,596.04    10,953.93
02/29/2000          28,106.11      16,038.17    11,018.82
03/31/2000          26,677.64      16,696.41    11,109.67
04/28/2000          24,052.35      15,830.36    11,116.16
05/31/2000          23,486.11      15,446.79    11,129.14
06/30/2000          24,785.89      16,114.41    11,187.54
07/31/2000          23,498.98      15,498.42    11,213.50
08/31/2000          24,283.99      15,700.84    11,207.01
09/29/2000          22,636.75      14,887.42    11,265.41
10/31/2000          21,684.43      14,481.63    11,284.88
11/30/2000          20,114.40      13,898.12    11,304.35
12/29/2000          21,056.98      14,384.70    11,323.82


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on 12/29/95, the Fund's inception, to a $10,000 investment made in an unmanaged securities index and the Consumer Price Index on that date. The "since inception" performance data for the MSCI World ex U.S. Index is from December 31, 1995 through December 31, 2000. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

Although we chose to retain the tech and telecom companies in which we had the most confidence as portfolio holdings, such as longtime holding NOKIA, we trimmed the Fund's exposure to these sectors, focusing on growth stocks in additional areas.

     For example, in 2000 we saw TOKYO GAS, the dominant natural gas utility in Tokyo, benefit from deregulation in the electricity sector, which allowed it to sell gas to new electric plants and companies generating their own electricity. It is becoming increasingly common for Japanese companies to focus on cost of capital and shareholder value, and Tokyo Gas's new management has taken this approach. The result as of year-end was a sharp cut in the company's capital expenditure plans in the future, which we believe may fuel an increase in free cash flow.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                                    INCEPTION         1            3        5        SINCE
                                      DATE           YEAR        YEARS    YEARS    INCEPTION
                                    ---------        ----        -----    -----    ---------
CLASS A SHARES
  With sales charge (5.75%)         12/31/99        (22.34%)       --      --       (22.34%)
  Without sales charge              12/31/99        (17.60%)       --      --       (17.60%)

CLASS B SHARES
  With redemption*                  12/31/99        (21.54%)       --      --       (21.54%)
  Without redemption                12/31/99        (18.27%)       --      --       (18.27%)

CLASS C SHARES
  With redemption**                 12/31/99        (18.37%)       --      --       (18.37%)
  Without redemption                12/31/99        (18.37%)       --      --       (18.37%)

CLASS F SHARES                      12/29/95        (17.65%)      15.21%  16.06%     16.06%

CLASS R SHARES                      12/31/99        (17.45%)       --      --       (17.45%)

CLASS T SHARES
  With sales charge (4.50%)         12/31/99        (21.54%)       --      --       (21.54%)
  Without sales charge              12/31/99        (17.85%)       --      --       (17.85%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     Later in the year, we added ERGO, a German insurance company, to the Fund. Ergo provides personal lines of insurance, such as life, health, and car insurance. The company has virtually no presence in industrial insurance, which has caused losses for many years in Germany. This has resulted in Ergo's attainment of significantly better underwriting margins than any other large insurer we researched in Europe in 2000. Furthermore, we believe the company is nicely positioned considering the upcoming pension reforms in Germany. Ergo's strong sales force could help the company in selling 401(k) types of plans as these become legalized in Germany starting in 2002.

     Another strategy was continuing our commitment to diversification across many countries. Japan, although experiencing a recession, was our largest single country exposure as of December 31, 2000, mainly because we believe growth stocks were reasonably priced there. We also turned to Continental Europe, where we saw strong underlying economic conditions, and we increased our emerging markets exposure by investing in a number of Brazilian companies, which, in our view, show great earnings growth potential and were purchased


----------------------------------------------------------------------
LARGEST EQUITY HOLDINGS

        1.      Koninklijke (Royal) Philips Electronics NV      3.05%
        2.      Alleanza Assicurazioni                          2.54%
        3.      Total Fina Elf SA                               2.46%
        4.      Tokyo Gas Company Limited                       2.13%
        5.      Alcatel SA                                      1.97%
        6.      Banco Santander Central Hispano SA              1.94%
        7.      China Mobile (Hong Kong) Limited                1.89%
        8.      Vodafone Group PLC                              1.89%
        9.      Synthes-Stratec, Inc. 144A                      1.86%
        10.     Nokia Oyj Sponsored ADR                         1.86%
----------------------------------------------------------------------
Portfolio holdings are subject to change.

relatively inexpensively. Among these were EMBRAER, an aeronautics company, and TELE NORTE LESTE, a telecommunications firm. Keeping the Fund diversified in this manner is a strategy that we have always employed, and its importance was particularly evident in a year as volatile as 2000.

     Another tactic we used in 2000 was opportunistic buying. While the Fund couldn't help being affected by falls in growth stocks globally, we strove to take advantage of the market's down cycle by adding to or initiating positions in strong growth companies at attractive valuations. For example, we increased our position in NOKIA in the autumn after accumulating research showing that the company's fundamental strength outweighed its short-term problems. Meanwhile, we added FLEXTRONICS, a Singaporean contract manufacturer, and WPP, a global advertising company, to the portfolio. Although it's too soon to tell whether these purchases will ultimately help the Fund's performance, we believe that investing with a long-term perspective may be effective in navigating erratic markets over time.

HOW HAVE YOU POSITIONED INTERNATIONAL EQUITY FUND FOR 2001?

The future of overseas markets is still hazy, as evidenced by the dramatic increase in individual share price volatility we witnessed in 2000. Yet we do believe that many share prices at the beginning of 2000 reflected the prospect of a hard landing in the U.S. If the U.S. economy can avoid a recession going forward, there could be a recovery for select international growth stocks. Meanwhile, we will continue to steadfastly exercise our growth discipline with an eye for valuation and quality, searching for the best growth investments the world has to offer.


/s/ DOUGLAS LOEFFLER, CFA

Douglas Loeffler, CFA
Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2000

SHARES                                             MARKET VALUE
---------------------------------------------------------------

COMMON STOCKS (FOREIGN)--91.2%
AEROSPACE/DEFENSE--1.7%
    20,000  Embraer-Empresa Brasileira de
            Aeronautica SA Sponsored ADR (BR)     $     795,000
                                                  -------------
AIR FREIGHT--1.5%
    28,325  TNT Post Group NV (NE)                      685,055
                                                  -------------
BANKS (MONEY CENTER)--6.9%
    22,200  ABN AMRO Holding NV (NE)                    504,820
    82,575  Banco Santander Central Hispano SA
            (SP)*                                       883,818
    47,275  ForeningsSparbanken AB (SW)                 723,993
    72,850  Nordea AB (SW)                              552,040
    28,500  San Paolo-IMI SPA (IT)                      460,774
                                                  -------------
                                                      3,125,445
                                                  -------------
BEVERAGES (ALCOHOLIC)--1.8%
    13,875  Heineken NV (NE)                            839,587
                                                  -------------
BROADCASTING (TV, RADIO & CABLE)--1.8%
     5,425  Societe Europeenne des Satellites
            (LU)                                        814,947
                                                  -------------
COMMUNICATION EQUIPMENT--6.1%
    15,825  Alcatel SA (FR)                             898,894
    19,500  Nokia Oyj Sponsored ADR (FI)                848,250
    23,800  Nortel Networks Corporation (CA)            763,082
    28,925  Spirent PLC (UK)                            263,583
                                                  -------------
                                                      2,773,809
                                                  -------------
COMPUTERS (NETWORKING)--0.5%
         4  Yahoo Japan Corporation (JA)*               235,377
                                                  -------------

COMPUTERS (SOFTWARE & SERVICES)--4.8%
     3,200  Altran Technologies SA (FR)           $     724,063
     8,475  Business Objects SA (FR)*                   499,700
     3,675  Check Point Software Technologies
            Limited (IS)*                               490,842
     7,250  Dassault Systemes SA (FR)                   496,902
                                                  -------------
                                                      2,211,507
                                                  -------------
CONSTRUCTION (CEMENT & AGGREGATES)--0.9%
    23,600  Cemex SA de CV Sponsored ADR (MX)           426,275
                                                  -------------
CONSUMER (JEWELRY, NOVELTIES, & GIFTS)--1.7%
       615  The Swatch Group AG (SZ)                    768,513
                                                  -------------
ELECTRICAL EQUIPMENT--10.7%
     5,900  Epcos AG (GE)*                              515,163
    18,875  Flextronics International Limited ADR
            (SG)*                                       537,938
    38,386  Koninklijke (Royal) Philips
            Electronics NV New York Shares
            Sponsored ADR (NE)                        1,391,493
    42,000  NEC Corporation (JA)                        768,651
    40,000  Perlos Oyj (FI)                             826,214
     9,000  Taiyo Yuden Company Limited (JA)            301,051
    30,000  The Furukawa Electric Company Limited
            (JA)                                        524,081
                                                  -------------
                                                      4,864,591
                                                  -------------

SHARES                                             MARKET VALUE
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)--3.2%
    34,275  ARM Holdings PLC (UK)*                $     259,085
     2,965  Samsung Electronics (KR)                    370,332
    11,700  STMicroelectronics NV (NE)                  510,797
    17,975  Taiwan Semiconductor Manufacturing
            Company Limited (TW)*                       310,069
                                                  -------------
                                                      1,450,283
                                                  -------------
ENGINEERING & CONSTRUCTION--1.3%
   107,800  Saipem SPA (IT)                             588,037
                                                  -------------
FOODS--1.8%
    62,000  Ajinomoto Company, Inc. (JA)                806,217
                                                  -------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)--6.1%
     7,850  Aventis SA (FR)                             689,114
    26,450  GlaxoSmithKline PLC (UK)*                   746,796
     3,875  Novo Nordisk AS Class B (DE)                694,584
    11,000  Takeda Chemical Industries Limited
            (JA)                                        651,138
                                                  -------------
                                                      2,781,632
                                                  -------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)--1.9%
     1,150  Synthes-Stratec, Inc. 144A (SZ)+            849,460
                                                  -------------
HOUSEHOLD FURNISHINGS & APPLIANCES--1.3%
    22,000  Pioneer Corporation (JA)                    587,566
                                                  -------------
HOUSEHOLD PRODUCTS
(NON-DURABLES)--1.7%
    54,775  Reckitt Benckiser PLC (UK)                  754,445
                                                  -------------

INSURANCE (LIFE & HEALTH)--2.5%
    72,700  Alleanza Assicurazioni (IT)           $   1,158,313
                                                  -------------
INSURANCE (MULTI-LINE)--1.4%
     3,900  Ergo Versicherungs Gruppe AG (GE)           651,770
                                                  -------------
INVESTMENT BANKING & BROKERAGE--0.8%
    10,475  Direkt Anlage Bank AG (GE)*                 379,622
                                                  -------------
LODGING-HOTELS--1.3%
    13,675  Accor SA (FR)                               577,763
                                                  -------------
MACHINERY (DIVERSIFIED)--2.2%
    40,575  Assa Abloy AB Class B (SW)                  793,396
     3,550  Ballard Power Systems, Inc. (CA)*           223,872
                                                  -------------
                                                      1,017,268
                                                  -------------
NATURAL GAS--2.1%
   328,000  Tokyo Gas Company Limited (JA)              970,788
                                                  -------------
OIL (INTERNATIONAL INTEGRATED)--4.9%
    13,675  BP Amoco PLC Sponsored ADR (UK)             654,691
    17,400  Petroleo Brasileiro SA ADR (BR)             439,350
     7,550  Total Fina Elf SA (FR)                    1,122,824
                                                  -------------
                                                      2,216,865
                                                  -------------
PUBLISHING--1.6%
    14,900  VNU NV (NE)                                 732,340
                                                  -------------
PUBLISHING (NEWSPAPERS)--1.5%
    47,000  Singapore Press Holdings Limited (SG)       693,887
                                                  -------------
RAILROADS--1.0%
   252,500  MTR Corporation Limited 144A (HK)* +        441,881
                                                  -------------


*  NON-INCOME PRODUCING.

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2000 (CONTINUED)

SHARES                                             MARKET VALUE
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)--1.7%
     2,600  Fast Retailing Company Limited (JA)   $     509,527
    25,525  Matalan PLC (UK)                            266,918
                                                  -------------
                                                        776,445
                                                  -------------
SERVICES (ADVERTISING/MARKETING)--2.1%
   148,450  Aegis Group PLC (UK)                        306,037
    51,250  WPP Group PLC (UK)                          667,613
                                                  -------------
                                                        973,650
                                                  -------------
SERVICES (COMMERCIAL & CONSUMER)--1.7%
    11,275  ISS AS (DE)*                                767,277
                                                  -------------
TELECOMMUNICATIONS
(CELLULAR/WIRELESS)--3.8%
   158,000  China Mobile (Hong Kong) (HK)*              862,934
   234,422  Vodafone Group PLC (UK)                     859,734
                                                  -------------
                                                      1,722,668
                                                  -------------
TELECOMMUNICATIONS
(LONG DISTANCE)--3.6%
    42,925  Energis PLC (UK)*                           288,561
        87  Nippon Telegraph & Telephone
            Corporation (JA)                            626,979
    31,275  Tele Norte Leste Participacoes SA ADR
            (BR)                                        713,461
                                                  -------------
                                                      1,629,001
                                                  -------------
TEXTILES (APPAREL)--0.5%
     3,975  Adidas-Salomon AG (GE)                      246,315
                                                  -------------

TOBACCO--1.7%
    49,700  Altadis SA (SP)                       $     769,928
                                                  -------------
WATER UTILITIES--1.1%
    11,375  Vivendi Environnement (FR)*                 496,608
                                                  -------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$39,801,023)                                   41,580,135
                                                  -------------
PREFERRED STOCKS (FOREIGN)--1.3%
CHEMICALS (DIVERSIFIED)--1.3%
     8,900  Henkel KGAA (GE)                            584,922
                                                  -------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST--$560,238)                                        584,922
                                                  -------------

PRINCIPAL AMOUNT                                 AMORTIZED COST
---------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTE--9.4%
$4,300,000  Federal Home Loan Mortgage
            Corporation 5.15% 01/02/01                4,299,385
                                                  -------------
TOTAL U.S. AGENCY DISCOUNT NOTE
(AMORTIZED COST--$4,299,385)                          4,299,385
                                                  -------------
TOTAL INVESTMENTS--101.9%
(COST--$44,660,646)                                  46,464,442
                                                  -------------
OTHER ASSETS AND LIABILITIES--(1.9%)                   (855,221)
                                                  -------------
NET ASSETS--100.0%                                $  45,609,221
                                                  =============


*  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000


ASSETS
Investment securities, at cost.......    $44,660,646
                                         -----------
Investment securities, at market.....     46,464,442
Cash.................................        322,156
Receivables:
  Investment securities sold.........        362,862
  Capital shares sold................      1,292,340
  Dividends..........................         11,503
  From adviser.......................          1,644
Other assets.........................         34,600
                                         -----------
    Total Assets.....................     48,489,547
                                         -----------
LIABILITIES
Payables:
  Investment securities purchased....      1,681,257
  Capital shares redeemed............      1,028,917
  Advisory fees......................         37,583
  Shareholder servicing fees.........          6,278
  Accounting fees....................            907
  Distribution fees..................         20,331
  Custodian (foreign currency
    cost--$90,539)...................         84,825
  Other..............................         20,228
                                         -----------
    Total Liabilities................      2,880,326
                                         -----------
Net Assets...........................    $45,609,221
                                         ===========


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000 (CONTINUED)

Net Assets--Class A..................    $ 4,434,238
Shares Outstanding--Class A..........        307,565
Net Asset Value, Redemption Price Per
  Share..............................    $     14.42
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $     15.30

Net Assets--Class B..................    $ 5,129,150
Shares Outstanding--Class B..........        358,810
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $     14.29

Net Assets--Class C..................    $ 2,635,289
Shares Outstanding--Class C..........        184,666
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $     14.27

Net Assets--Class F..................    $30,040,469
Shares Outstanding--Class F..........      2,086,714
Net Asset Value, Offering and
  Redemption Price Per Share.........    $     14.40

Net Assets--Class R..................    $ 2,715,824
Shares Outstanding--Class R..........        187,915
Net Asset Value, Offering and
  Redemption Price Per Share.........    $     14.45

Net Assets--Class T..................    $   654,251
Shares Outstanding--Class T..........         45,534
Net Asset Value, Redemption Price Per
  Share..............................    $     14.37
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $     15.05

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended
December 31, 2000


INVESTMENT INCOME:
Income:
  Dividends..........................    $   406,408
  Interest...........................        176,879
  Foreign taxes withheld.............        (49,237)
                                         -----------
    Total Investment Income..........        534,050
                                         -----------
Expenses:
  Advisory fees--Note 2..............        420,697
  Shareholder servicing fees--Note 2.         62,351
  Accounting fees--Note 2............         10,049
  Distribution fees--Note 2..........        117,011
  Transfer agency fees--Note 2.......         33,474
  Registration fees..................         69,663
  Postage and mailing expenses.......          8,299
  Custodian fees and expenses--Note 2         62,851
  Printing expenses..................         18,375
  Legal and audit fees...............         10,270
  Directors' fees and expenses.......          2,273
  Other expenses.....................         23,996
                                         -----------
  Total Expenses.....................        839,309
  Earnings Credits...................        (14,929)
  Reimbursed/Waived Expenses.........        (37,242)
  Expense Offset to Broker
    Commissions......................         (2,959)
                                         -----------
  Net Expenses.......................        784,179
                                         -----------
  Net Investment (Loss)..............       (250,129)
                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
Security Transactions:
  Proceeds from long-term securities
    sold.............................     71,162,261
  Proceeds from long-term U.S.
    Government Obligations sold......              0
  Cost of securities sold............     70,907,338
                                         -----------
Net Realized Gain from Security
  Transactions.......................        254,923
Net Realized (Loss) from Foreign
  Currency Transactions..............         (3,182)
Net Change in Unrealized
  Appreciation/Depreciation..........     (7,953,145)
                                         -----------
    Net Realized and Unrealized
      (Loss) on Investments and
      Foreign Currency Transactions..     (7,701,404)
                                         -----------
Net (Decrease) in Net Assets
  Resulting from Operations..........    $(7,951,533)
                                         ===========
Purchases of long-term securities....    $85,569,097
                                         ===========
Purchases of long-term U.S.
  Government Obligations.............    $         0
                                         ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                            YEAR        YEAR OR PERIOD
                                           ENDED            ENDED
                                          12/31/00        12/31/99*
                                        ------------     ------------
OPERATIONS
Net Investment (Loss)................   $   (250,129)    $    (86,471)
Net Realized Gain from Security
  Transactions.......................        254,923        7,255,267
Net Realized (Loss) from Foreign
  Currency Transactions..............         (3,182)               0
Net Change in Unrealized
  Appreciation/Depreciation..........     (7,953,145)       6,505,235
                                        ------------     ------------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations.     (7,951,533)      13,674,031
                                        ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
      Class A........................       (341,994)               0
      Class B........................       (432,641)               0
      Class C........................       (204,640)               0
      Class F........................     (2,836,430)      (3,490,732)
      Class R........................       (250,371)               0
      Class T........................        (61,678)               0
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
      Class A........................        (88,245)               0
      Class B........................       (111,634)               0
      Class C........................        (52,803)               0
      Class F........................       (731,885)               0
      Class R........................        (64,603)               0
      Class T........................        (15,915)               0
                                        ------------     ------------
Net (Decreases) from Dividends and
  Distributions......................     (5,192,839)      (3,490,732)
                                        ------------     ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
      Class A........................     24,647,394            1,000
      Class B........................      6,396,051            1,000
      Class C........................     14,933,209            1,000
      Class F........................     48,897,733       49,053,525
      Class R........................      2,866,200            1,000
      Class T........................        949,806            1,000

                                             YEAR         YEAR OR PERIOD
                                            ENDED             ENDED
                                           12/31/00         12/31/99*
                                        --------------     ------------
Reinvested dividends and
  distributions
      Class A........................   $      323,981     $          0
      Class B........................          508,989                0
      Class C........................           95,111                0
      Class F........................        3,392,119        3,155,881
      Class R........................          309,634                0
      Class T........................           76,576                0
                                        --------------     ------------
                                        $  103,396,803     $ 52,214,406
Cost of shares redeemed
      Class A........................      (19,739,384)               0
      Class B........................         (454,692)               0
      Class C........................      (11,896,593)               0
      Class F........................      (47,975,044)     (45,723,358)
      Class R........................           (5,000)               0
      Class T........................         (184,351)               0
                                        --------------     ------------
                                           (80,255,064)     (45,723,358)
                                        --------------     ------------
Net Increase from Capital Share
  Transactions.......................       23,141,739        6,491,048
                                        --------------     ------------
Net Increase in Net Assets...........        9,997,367       16,674,347

NET ASSETS
  Beginning of year..................   $   35,611,854     $ 18,937,507
                                        --------------     ------------
  End of year........................   $   45,609,221     $ 35,611,854
                                        ==============     ============
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................   $   45,927,036     $ 21,979,189
Accumulated undistributed
  (distribution in excess of) net
  investment income..................          (18,107)          (1,048)
Accumulated undistributed net
  realized gain (loss) from security
  transactions.......................       (2,103,507)       3,876,769
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions.......................        1,803,799        9,756,944
                                        --------------     ------------
Total................................   $   45,609,221     $ 35,611,854
                                        ==============     ============


* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS A SHARES
Net Asset Value, beginning of
  period.............................         $19.88
Income from investment operations:
    Net investment (loss)............          (0.03)
    Net (losses) on securities (both
      realized and unrealized).......          (3.53)
                                              ------
         Total from investment
           operations................          (3.56)
Less distributions:
    From net investment income.......           0.00
    From net realized gains..........          (1.51)
    In excess of net realized gains..          (0.39)
                                              ------
         Total distributions.........          (1.90)
Net Asset Value, end of period.......         $14.42
                                              ======
Total Return/Ratios
    Total return.....................         (17.60%)*
    Net assets, end of period (000s).         $4,434
    Net expenses to average net
      assets#........................           1.77%
    Gross expenses to average net
      assets#........................           1.82%
    Net investment (loss) to average
      net assets.....................          (0.36%)
    Portfolio turnover rate@.........            184%


*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................         $ 19.88
Income from investment operations:
      Net investment (loss)..........           (0.09)
      Net (losses) on securities
      (both realized and unrealized).           (3.60)
                                              -------
            Total from investment
              operations.............           (3.69)
Less distributions:
      From net investment income.....            0.00
      From net realized gains........           (1.51)
      In excess of net realized
        gains........................           (0.39)
                                              -------
            Total distributions......           (1.90)
Net Asset Value, end of period.......         $ 14.29
                                              =======
Total Return/Ratios
      Total return...................          (18.27%)*
      Net assets, end of period
        (000s).......................         $ 5,129
      Net expenses to average net
        assets#......................            2.52%
      Gross expenses to average net
        assets#......................            2.57%
      Net investment (loss) to
        average net assets...........           (1.18%)
      Portfolio turnover rate@.......             184%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................         $19.88
Income from investment operations:
      Net investment (loss)..........          (0.07)
      Net (losses) on securities
        (both realized and
        unrealized)..................          (3.64)
                                              ------
            Total from investment
              operations.............          (3.71)
Less distributions:
      From net investment income.....           0.00
      From net realized gains........          (1.51)
      In excess of net realized
        gains........................          (0.39)
                                              ------
            Total distributions......          (1.90)
Net Asset Value, end of period.......         $14.27
                                              ======
Total Return/Ratios
      Total return...................         (18.37%)*
      Net assets, end of period
        (000s).......................         $2,635
      Net expenses to average net
        assets#......................           2.50%
      Gross expenses to average net
        assets#......................           2.55%
      Net investment (loss) to
        average net assets...........          (1.18%)
      Portfolio turnover rate@.......            184%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                    YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------
                                         2000       1999      1998      1997      1996
                                        -------    -------   -------   -------   -------
CLASS F SHARES
Net Asset Value, beginning of period.   $ 19.87    $ 14.03   $ 12.05   $ 11.86   $ 10.00
Income from investment operations:
    Net investment income (loss).....     (0.08)     (0.05)     0.03     (0.01)    (0.01)
    Net gains (losses) on securities
      (both realized and unrealized).     (3.49)      8.07      2.02      1.89      1.87
                                        -------    -------   -------   -------   -------
        Total from investment
          operations.................     (3.57)      8.02      2.05      1.88      1.86
Less distributions:
    From net investment income.......      0.00       0.00      0.00      0.00      0.00
    From net realized gains..........     (1.51)     (2.18)    (0.07)    (1.69)     0.00
    In excess of net realized
      gains..........................     (0.39)      0.00      0.00      0.00      0.00
                                        -------    -------   -------   -------   -------
        Total distributions..........     (1.90)     (2.18)    (0.07)    (1.69)     0.00
Net Asset Value, end of period.......   $ 14.40    $ 19.87   $ 14.03   $ 12.05   $ 11.86
                                        =======    =======   =======   =======   =======
Total Return/Ratios
    Total return.....................    (17.65%)    58.71%    17.01%    16.10%    18.60%
    Net assets, end of period
      (000s).........................   $30,040    $35,607   $18,938   $15,740   $10,119
    Net expenses to average net
      assets#,+......................      1.80%      1.80%     1.80%     1.85%     1.94%
    Gross expenses to average net
      assets#,+......................      1.84%      1.82%     1.83%     1.89%     2.00%
    Net investment income (loss) to
      average net assets+............     (0.55%)    (0.36%)    0.02%    (0.21%)   (0.15%)
    Portfolio turnover rate@.........       184%       205%      148%      164%       71%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 1.91% (2000), 1.97%
   (1999), 1.89% (1998), 2.01% (1997), and 2.46% (1996). The gross expense ratios would have been 1.95% (2000), 1.99% (1999), 1.92% (1998), 2.05%
   (1997), and 2.52% (1996). The net investment income ratios would have been (0.66%) (2000), (0.53%) (1999), (0.07%) (1998), (0.37%) (1997), and (0.67%)
   (1996).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS R SHARES
Net Asset Value, beginning of
  period.............................         $ 19.88
Income from investment operations:
    Net investment loss..............           (0.01)
    Net (losses) on securities (both
      realized and unrealized).......           (3.52)
                                              -------
         Total from investment
           operations................           (3.53)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (1.51)
    In excess of net realized
      gains..........................           (0.39)
                                              -------
         Total distributions.........           (1.90)
Net Asset Value, end of period.......         $ 14.45
                                              =======
Total Return/Ratios
    Total return.....................          (17.45%)
    Net assets, end of period
      (000s).........................         $ 2,716
    Net expenses to average net
      assets#........................            1.53%
    Gross expenses to average net
      assets#........................            1.63%
    Net investment (loss) to average
      net assets.....................           (0.40%)
    Portfolio turnover rate@.........             184%


# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................         $ 19.88
Income from investment operations:
    Net investment (loss)............           (0.06)
    Net (losses) on securities (both
      realized and unrealized).......           (3.55)
                                              -------
         Total from investment
           operations................           (3.61)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (1.51)
    In excess of net realized
      gains..........................           (0.39)
                                              -------
         Total distributions.........           (1.90)
Net Asset Value, end of period.......         $ 14.37
                                              =======
Total Return/Ratios
    Total return.....................          (17.85%)*
    Net assets, end of period
      (000s).........................         $   654
    Net expenses to average net
      assets#........................            1.98%
    Gross expenses to average net
      assets#........................            2.03%
    Net investment (loss) to average
      net assets.....................           (0.70%)
    Portfolio turnover rate@.........             184%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market.

  The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2000 for settling foreign trades is listed on the Statement of Assets and Liabilities.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.

  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

  In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements resulting from the adoption of this change.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

  Founders has agreed to limit the total expenses of International Equity Fund so that "Net expenses to average net assets" will not exceed 1.80% for Class A and Class F shares, 2.55% for Class B and Class C shares, 1.55% for Class R shares, and 2.05% for Class T shares. This limit will extend through at least May 31, 2001, and will not be terminated without the prior approval of the Fund's board of directors. For the year ended December 31, 2000, $37,242 was reimbursed to the Fund.

  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $9,299 during the year ended December 31, 2000 from commissions earned on sales of Fund shares.

  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $4,097 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.

  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $6,961, $7,127, $2,905, and $1,051, respectively, for shareholder servicing fees under the plan.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and Class T shares were charged $21,383, $8,714, $85,863, and $1,051, respectively, pursuant to the Distribution Plans.

  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

  The officers of the Company are also officers and/or directors of Founders.

  Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:


UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
    $233,070                     $(1,039,178)                   $806,108


  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:


Net Capital Loss Carryovers..........        $         0
Post-October Capital Loss Deferral...        $ 1,385,378
Post-October Currency Loss
  Deferral...........................        $         0
Federal Tax Cost.....................        $45,378,775
Unrealized Appreciation..............        $ 3,432,534
Unrealized (Depreciation)............        $(2,346,867)
Net Appreciation/(Depreciation)......        $ 1,085,667

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4. FUND SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          YEAR      YEAR OR PERIOD
                                         ENDED           ENDED
                                        12/31/00       12/31/99*
                                       ----------   ---------------
CLASS A
      Shares sold....................   1,329,282             51
      Shares issued for dividends
        reinvested...................      23,191              0
      Shares redeemed................  (1,044,959)             0
      NET INCREASE IN SHARES
        OUTSTANDING..................     307,514             51
CLASS B
      Shares sold....................     348,975             51
      Shares issued for dividends
        reinvested...................      36,724              0
      Shares redeemed................     (26,940)             0
      NET INCREASE IN SHARES
        OUTSTANDING..................     358,759             51
CLASS C
      Shares sold....................     809,766             51
      Shares issued for dividends
        reinvested...................       6,877              0
      Shares redeemed................    (632,028)             0
      NET INCREASE IN SHARES
        OUTSTANDING..................     184,615             51
CLASS F
      Shares sold....................   2,650,156      3,068,369
      Shares issued for dividends
       reinvested....................     243,332        174,841
      Shares redeemed................  (2,598,534)    (2,802,337)
      NET INCREASE IN SHARES
        OUTSTANDING..................     294,954        440,873
CLASS R
      Shares sold....................     166,009             51
      Shares issued for dividends
        reinvested...................      22,117              0
      Shares redeemed................        (262)             0
      NET INCREASE IN SHARES
        OUTSTANDING..................     187,864             51
CLASS T
      Shares sold....................      51,452             51
      Shares issued for dividends
        reinvested...................       5,501              0
      Shares redeemed................     (11,470)             0
      NET INCREASE IN SHARES
        OUTSTANDING..................      45,483             51

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders International Equity Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.




/s/PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Denver, Colorado
February 6, 2001

OTHER INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2000, fiscal year distributions in the amount of $2,974,748 were considered long-term gains.

FOR MORE INFORMATION

DREYFUS FOUNDERS                        DISTRIBUTOR
INTERNATIONAL EQUITY FUND
2930 East Third Avenue                  Dreyfus Service Corporation
Denver, CO  80206                       200 Park Avenue
                                        New York, NY  10166
INVESTMENT MANAGER
                                        FUND DIRECTORS
Founders Asset Management LLC
2930 East Third Avenue                  Eugene H. Vaughan, Jr., Chairman
Denver, CO  80206                       Alan S. Danson
                                        Joan D. Manley
TRANSFER AGENT AND                      Robert P. Mastrovita
DIVIDEND DISBURSING AGENT               Trygve E. Myhren
                                        George W. Phillips
Investors Trust Company                 Jay A. Precourt
801 Pennsylvania
Kansas City, MO  64105


HOW TO CONTACT US

Call 1-800-525-2440

OR CONTACT US AT

Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655

OR

www.founders.com.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2001
(C)2001, Founders Asset Management, LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-646-INE

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND


ANNUAL REPORT
DECEMBER 31, 2000

TABLE OF CONTENTS



About this Report                        3
A Message from Founders                  4
Management Overview                      6
Statement of Investments                12
Statement of Assets and Liabilities     15
Statement of Operations                 17
Statements of Changes in Net Assets     18
Financial Highlights                    20
Notes to Financial Statements           26
Report of Independent Accountants       33
Other Information                       34


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS
The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU      Australia            GR      Greece             NW      Norway
AT      Austria              HK      Hong Kong          PA      Panama
BR      Brazil               HU      Hungary            PL      Poland
CA      Canada               IE      Ireland            SA      South Africa
CN      China                IS      Israel             SG      Singapore
CR      Croatia              IT      Italy              SP      Spain
DE      Denmark              JA      Japan              SW      Sweden
FI      Finland              KR      South Korea        SZ      Switzerland
FR      France               LU      Luxembourg         TW      Taiwan
GE      Germany              MX      Mexico             UK      United Kingdom
                             NE      Netherlands

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
            o NOT-FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

ABOUT THIS REPORT


HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The securities index is an unmanaged group of securities; it does not reflect the costs of managing a mutual fund.

o The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS


                        Dear Fellow Shareholder:

[                    ]  With all of the anticipation surrounding the dawn of a
[    PICTURE OF      ]  new millennium and the confidence stemming from 1999's
[  RICHARD W. SABO   ]  historic returns, we began the year 2000 with high
[                    ]  expectations. The NASDAQ seemed unstoppable, the "New
                        Economy" continued to rewrite economic rules of
   RICHARD W. SABO      yesterday, and the soaring tech sector retained its
                        dominant position during the first few months of the year.

     Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000

Interest rate hikes and investors' questions about high stock valuations were the first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

     In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS

There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A COMPANY CREDO. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o THE IMPORTANCE OF DISCIPLINE. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o READY FOR FUTURE OPPORTUNITIES. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.

Respectfully,


/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends or coupon payments.

MANAGEMENT OVERVIEW


                       A DISCUSSION WITH PORTFOLIO MANAGER DOUGLAS LOEFFLER, CFA

[                  ]   HOW DID THE FUND PERFORM DURING 2000?
[                  ]
[   PICTURE OF     ]   Amidst the interest rate hikes, international currency
[ DOUGLAS LOEFFLER ]   woes, and global economic slowdown, Dreyfus Founders
[                  ]   International Equity Fund posted a negative annual
[                  ]   return in 2000, and underperformed its benchmark, the
                       Morgan Stanley Capital International World ex U.S.
Index. The Fund began the year with a strong first-quarter return, but this gain eroded along with investors' confidence in the markets as 2000 progressed. (See page 9 for the Fund's total returns.)

     Specifically, we attribute the Fund's disappointing performance to a widespread shift in investor preference away from the growth-oriented investments that dominated 1999 and toward value-oriented investments. This trend was the result of the worldwide uncertainty that characterized 2000, which in turn caused investors to retreat from stocks in high-growth areas such as technology and communications. As a steadfast growth fund, International Equity felt the unfavorable effects of investors' indiscriminate flight from the growth stocks that the Fund targets.

-------------------------------------------------------------------------
|    FUND AT A GLANCE                                                   |
|    This fund invests primarily in growth stocks of companies in both  |
|    emerging and established economies outside the United States.      |
-------------------------------------------------------------------------

WERE INTERNATIONAL MARKETS AS VOLATILE AS U.S. MARKETS? WHY OR
WHY NOT?

Unfortunately, international markets were just as volatile as the U.S. market. The same shift away from growth stocks prevailed abroad, with global investors questioning growth stocks' valuations, regardless of whether earnings remained strong.

     Other factors came into play as well. Japan's weak economy continued in 2000, and an oversupply of stocks there put downward pressure on prices. Meanwhile, European markets failed to provide a safe haven in spite of their relatively strong economic activity. The euro's weakness was the likely culprit, as European companies saw profits undercut and losses sharpened by the euro's troubles.

------------------------------------------------
     PORTFOLIO COMPOSITION

                  [PIE CHART PLOTTED FROM DATA IN TABLE BELOW]

        13.11% Japan
        12.07% France
        11.11% United Kingdom
        10.23% Netherlands
         5.21% Germany
         4.84% Italy
         4.54% Sweden
        l4.27% Brazil
         7.55% Cash & Equivalents
        27.07% Other Countries
------------------------------------------------
     Portfolio composition is subject to change.

      In fact, the euro wasn't the only currency story in 2000. The strength of the U.S. dollar weighed heavily upon International Equity Fund's performance. Because a strong dollar lessens the value of international investments for U.S. residents, gains measured in local currencies were significantly greater than in U.S. dollar terms. Conversely, losses in local currency terms were exacerbated by the dollar's rise.

WHAT STRATEGIES DID YOU PUT TO WORK IN 2000, AND TO
WHAT EFFECT?

We began the year substantially invested in technology and telecommunications companies--a strategy that worked well early on, but hurt performance when tech and telecom were suddenly abandoned due to investors' departure from growth stocks, which began in mid-March and continued throughout 2000.

Growth of $10,000 Investment

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                      MSCI
                    INTNL. EQ.     WORLD XUS       CPI
                    ---------      ---------    ---------
12/29/1995          10,000.00
12/31/1995          10,000.00      10,000.00    10,000.00
01/31/1996          10,000.00      10,058.62    10,038.94
02/29/1996          10,370.00      10,087.67    10,064.89
03/29/1996          10,810.00      10,301.24    10,097.34
04/30/1996          11,200.00      10,605.54    10,136.28
05/31/1996          11,520.00      10,424.08    10,162.23
06/28/1996          11,460.00      10,469.44    10,168.72
07/31/1996          10,800.00      10,163.11    10,201.17
08/30/1996          11,060.00      10,201.34    10,214.15
09/30/1996          11,260.00      10,477.60    10,305.00
10/31/1996          11,200.00      10,407.77    10,272.55
11/29/1996          11,670.00      10,836.94    10,305.00
12/31/1996          11,860.00      10,686.58    10,324.46
01/31/1997          12,110.00      10,353.23    10,343.93
02/28/1997          12,210.00      10,510.22    10,369.89
03/31/1997          12,290.00      10,520.92    10,376.38
04/30/1997          12,220.00      10,585.66    10,389.36
05/30/1997          13,260.00      11,283.45    10,389.36
06/30/1997          13,810.00      11,885.93    10,402.34
07/31/1997          14,250.00      12,104.59    10,421.80
08/29/1997          13,560.00      11,212.60    10,441.27
09/30/1997          14,310.00      11,842.09    10,467.23
10/31/1997          13,770.00      10,949.08    10,480.21
11/28/1997          13,720.00      10,826.24    10,499.68
12/31/1997          13,770.26      10,929.20    10,499.68
01/30/1998          14,135.94      11,395.08    10,506.16
02/27/1998          14,958.73      12,137.21    10,519.14
03/31/1998          15,792.94      12,535.81    10,519.14
04/30/1998          16,250.05      12,633.16    10,545.10
05/29/1998          16,684.30      12,567.41    10,571.06
06/30/1998          16,855.71      12,634.18    10,577.55
07/31/1998          17,118.54      12,716.75    10,597.01
08/31/1998          14,718.75      11,092.68    10,609.99
09/30/1998          14,398.78      10,775.84    10,616.48
10/30/1998          14,615.90      11,897.75    10,635.95
11/30/1998          15,358.69      12,500.54    10,655.42
12/31/1998          16,112.19      12,980.15    10,668.40
01/29/1999          16,870.14      12,982.63    10,681.38
02/26/1999          16,192.58      12,655.99    10,687.87
03/31/1999          16,468.20      13,183.97    10,707.33
04/30/1999          17,076.86      13,749.30    10,785.20
05/28/1999          16,456.72      13,054.75    10,785.20
06/30/1999          17,329.51      13,565.12    10,785.20
07/30/1999          17,754.42      13,955.58    10,817.65
08/31/1999          18,121.91      13,995.25    10,843.61
09/30/1999          18,294.17      14,146.36    10,895.52
10/29/1999          19,224.38      14,692.91    10,914.99
11/30/1999          22,129.86      15,206.71    10,927.97
12/31/1999          25,570.90      16,604.95    10,953.93
01/31/2000          24,129.56      15,596.04    10,953.93
02/29/2000          28,106.11      16,038.17    11,018.82
03/31/2000          26,677.64      16,696.41    11,109.67
04/28/2000          24,052.35      15,830.36    11,116.16
05/31/2000          23,486.11      15,446.79    11,129.14
06/30/2000          24,785.89      16,114.41    11,187.54
07/31/2000          23,498.98      15,498.42    11,213.50
08/31/2000          24,283.99      15,700.84    11,207.01
09/29/2000          22,636.75      14,887.42    11,265.41
10/31/2000          21,684.43      14,481.63    11,284.88
11/30/2000          20,114.40      13,898.12    11,304.35
12/29/2000          21,056.98      14,384.70    11,323.82


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on 12/29/95, the Fund's inception, to a $10,000 investment made in an unmanaged securities index and the Consumer Price Index on that date. The "since inception" performance data for the MSCI World ex U.S. Index is from December 31, 1995 through December 31, 2000. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

Although we chose to retain the tech and telecom companies in which we had the most confidence as portfolio holdings, such as longtime holding NOKIA, we trimmed the Fund's exposure to these sectors, focusing on growth stocks in additional areas.

     For example, in 2000 we saw TOKYO GAS, the dominant natural gas utility in Tokyo, benefit from deregulation in the electricity sector, which allowed it to sell gas to new electric plants and companies generating their own electricity. It is becoming increasingly common for Japanese companies to focus on cost of capital and shareholder value, and Tokyo Gas's new management has taken this approach. The result as of year-end was a sharp cut in the company's capital expenditure plans in the future, which we believe may fuel an increase in free cash flow.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                                    INCEPTION         1            3        5        SINCE
                                      DATE           YEAR        YEARS    YEARS    INCEPTION
                                    ---------        ----        -----    -----    ---------
CLASS A SHARES
  With sales charge (5.75%)         12/31/99        (22.34%)       --      --       (22.34%)
  Without sales charge              12/31/99        (17.60%)       --      --       (17.60%)

CLASS B SHARES
  With redemption*                  12/31/99        (21.54%)       --      --       (21.54%)
  Without redemption                12/31/99        (18.27%)       --      --       (18.27%)

CLASS C SHARES
  With redemption**                 12/31/99        (18.37%)       --      --       (18.37%)
  Without redemption                12/31/99        (18.37%)       --      --       (18.37%)

CLASS F SHARES                      12/29/95        (17.65%)      15.21%  16.06%     16.06%

CLASS R SHARES                      12/31/99        (17.45%)       --      --       (17.45%)

CLASS T SHARES
  With sales charge (4.50%)         12/31/99        (21.54%)       --      --       (21.54%)
  Without sales charge              12/31/99        (17.85%)       --      --       (17.85%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     Later in the year, we added ERGO, a German insurance company, to the Fund. Ergo provides personal lines of insurance, such as life, health, and car insurance. The company has virtually no presence in industrial insurance, which has caused losses for many years in Germany. This has resulted in Ergo's attainment of significantly better underwriting margins than any other large insurer we researched in Europe in 2000. Furthermore, we believe the company is nicely positioned considering the upcoming pension reforms in Germany. Ergo's strong sales force could help the company in selling 401(k) types of plans as these become legalized in Germany starting in 2002.

     Another strategy was continuing our commitment to diversification across many countries. Japan, although experiencing a recession, was our largest single country exposure as of December 31, 2000, mainly because we believe growth stocks were reasonably priced there. We also turned to Continental Europe, where we saw strong underlying economic conditions, and we increased our emerging markets exposure by investing in a number of Brazilian companies, which, in our view, show great earnings growth potential and were purchased


----------------------------------------------------------------------
LARGEST EQUITY HOLDINGS

        1.      Koninklijke (Royal) Philips Electronics NV      3.05%
        2.      Alleanza Assicurazioni                          2.54%
        3.      Total Fina Elf SA                               2.46%
        4.      Tokyo Gas Company Limited                       2.13%
        5.      Alcatel SA                                      1.97%
        6.      Banco Santander Central Hispano SA              1.94%
        7.      China Mobile (Hong Kong) Limited                1.89%
        8.      Vodafone Group PLC                              1.89%
        9.      Synthes-Stratec, Inc. 144A                      1.86%
        10.     Nokia Oyj Sponsored ADR                         1.86%
----------------------------------------------------------------------
Portfolio holdings are subject to change.

relatively inexpensively. Among these were EMBRAER, an aeronautics company, and TELE NORTE LESTE, a telecommunications firm. Keeping the Fund diversified in this manner is a strategy that we have always employed, and its importance was particularly evident in a year as volatile as 2000.

     Another tactic we used in 2000 was opportunistic buying. While the Fund couldn't help being affected by falls in growth stocks globally, we strove to take advantage of the market's down cycle by adding to or initiating positions in strong growth companies at attractive valuations. For example, we increased our position in NOKIA in the autumn after accumulating research showing that the company's fundamental strength outweighed its short-term problems. Meanwhile, we added FLEXTRONICS, a Singaporean contract manufacturer, and WPP, a global advertising company, to the portfolio. Although it's too soon to tell whether these purchases will ultimately help the Fund's performance, we believe that investing with a long-term perspective may be effective in navigating erratic markets over time.

HOW HAVE YOU POSITIONED INTERNATIONAL EQUITY FUND FOR 2001?

The future of overseas markets is still hazy, as evidenced by the dramatic increase in individual share price volatility we witnessed in 2000. Yet we do believe that many share prices at the beginning of 2000 reflected the prospect of a hard landing in the U.S. If the U.S. economy can avoid a recession going forward, there could be a recovery for select international growth stocks. Meanwhile, we will continue to steadfastly exercise our growth discipline with an eye for valuation and quality, searching for the best growth investments the world has to offer.


/s/ DOUGLAS LOEFFLER, CFA

Douglas Loeffler, CFA
Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2000

SHARES                                             MARKET VALUE
---------------------------------------------------------------

COMMON STOCKS (FOREIGN)--91.2%
AEROSPACE/DEFENSE--1.7%
    20,000  Embraer-Empresa Brasileira de
            Aeronautica SA Sponsored ADR (BR)     $     795,000
                                                  -------------
AIR FREIGHT--1.5%
    28,325  TNT Post Group NV (NE)                      685,055
                                                  -------------
BANKS (MONEY CENTER)--6.9%
    22,200  ABN AMRO Holding NV (NE)                    504,820
    82,575  Banco Santander Central Hispano SA
            (SP)*                                       883,818
    47,275  ForeningsSparbanken AB (SW)                 723,993
    72,850  Nordea AB (SW)                              552,040
    28,500  San Paolo-IMI SPA (IT)                      460,774
                                                  -------------
                                                      3,125,445
                                                  -------------
BEVERAGES (ALCOHOLIC)--1.8%
    13,875  Heineken NV (NE)                            839,587
                                                  -------------
BROADCASTING (TV, RADIO & CABLE)--1.8%
     5,425  Societe Europeenne des Satellites
            (LU)                                        814,947
                                                  -------------
COMMUNICATION EQUIPMENT--6.1%
    15,825  Alcatel SA (FR)                             898,894
    19,500  Nokia Oyj Sponsored ADR (FI)                848,250
    23,800  Nortel Networks Corporation (CA)            763,082
    28,925  Spirent PLC (UK)                            263,583
                                                  -------------
                                                      2,773,809
                                                  -------------
COMPUTERS (NETWORKING)--0.5%
         4  Yahoo Japan Corporation (JA)*               235,377
                                                  -------------

COMPUTERS (SOFTWARE & SERVICES)--4.8%
     3,200  Altran Technologies SA (FR)           $     724,063
     8,475  Business Objects SA (FR)*                   499,700
     3,675  Check Point Software Technologies
            Limited (IS)*                               490,842
     7,250  Dassault Systemes SA (FR)                   496,902
                                                  -------------
                                                      2,211,507
                                                  -------------
CONSTRUCTION (CEMENT & AGGREGATES)--0.9%
    23,600  Cemex SA de CV Sponsored ADR (MX)           426,275
                                                  -------------
CONSUMER (JEWELRY, NOVELTIES, & GIFTS)--1.7%
       615  The Swatch Group AG (SZ)                    768,513
                                                  -------------
ELECTRICAL EQUIPMENT--10.7%
     5,900  Epcos AG (GE)*                              515,163
    18,875  Flextronics International Limited ADR
            (SG)*                                       537,938
    38,386  Koninklijke (Royal) Philips
            Electronics NV New York Shares
            Sponsored ADR (NE)                        1,391,493
    42,000  NEC Corporation (JA)                        768,651
    40,000  Perlos Oyj (FI)                             826,214
     9,000  Taiyo Yuden Company Limited (JA)            301,051
    30,000  The Furukawa Electric Company Limited
            (JA)                                        524,081
                                                  -------------
                                                      4,864,591
                                                  -------------

SHARES                                             MARKET VALUE
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)--3.2%
    34,275  ARM Holdings PLC (UK)*                $     259,085
     2,965  Samsung Electronics (KR)                    370,332
    11,700  STMicroelectronics NV (NE)                  510,797
    17,975  Taiwan Semiconductor Manufacturing
            Company Limited (TW)*                       310,069
                                                  -------------
                                                      1,450,283
                                                  -------------
ENGINEERING & CONSTRUCTION--1.3%
   107,800  Saipem SPA (IT)                             588,037
                                                  -------------
FOODS--1.8%
    62,000  Ajinomoto Company, Inc. (JA)                806,217
                                                  -------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)--6.1%
     7,850  Aventis SA (FR)                             689,114
    26,450  GlaxoSmithKline PLC (UK)*                   746,796
     3,875  Novo Nordisk AS Class B (DE)                694,584
    11,000  Takeda Chemical Industries Limited
            (JA)                                        651,138
                                                  -------------
                                                      2,781,632
                                                  -------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)--1.9%
     1,150  Synthes-Stratec, Inc. 144A (SZ)+            849,460
                                                  -------------
HOUSEHOLD FURNISHINGS & APPLIANCES--1.3%
    22,000  Pioneer Corporation (JA)                    587,566
                                                  -------------
HOUSEHOLD PRODUCTS
(NON-DURABLES)--1.7%
    54,775  Reckitt Benckiser PLC (UK)                  754,445
                                                  -------------

INSURANCE (LIFE & HEALTH)--2.5%
    72,700  Alleanza Assicurazioni (IT)           $   1,158,313
                                                  -------------
INSURANCE (MULTI-LINE)--1.4%
     3,900  Ergo Versicherungs Gruppe AG (GE)           651,770
                                                  -------------
INVESTMENT BANKING & BROKERAGE--0.8%
    10,475  Direkt Anlage Bank AG (GE)*                 379,622
                                                  -------------
LODGING-HOTELS--1.3%
    13,675  Accor SA (FR)                               577,763
                                                  -------------
MACHINERY (DIVERSIFIED)--2.2%
    40,575  Assa Abloy AB Class B (SW)                  793,396
     3,550  Ballard Power Systems, Inc. (CA)*           223,872
                                                  -------------
                                                      1,017,268
                                                  -------------
NATURAL GAS--2.1%
   328,000  Tokyo Gas Company Limited (JA)              970,788
                                                  -------------
OIL (INTERNATIONAL INTEGRATED)--4.9%
    13,675  BP Amoco PLC Sponsored ADR (UK)             654,691
    17,400  Petroleo Brasileiro SA ADR (BR)             439,350
     7,550  Total Fina Elf SA (FR)                    1,122,824
                                                  -------------
                                                      2,216,865
                                                  -------------
PUBLISHING--1.6%
    14,900  VNU NV (NE)                                 732,340
                                                  -------------
PUBLISHING (NEWSPAPERS)--1.5%
    47,000  Singapore Press Holdings Limited (SG)       693,887
                                                  -------------
RAILROADS--1.0%
   252,500  MTR Corporation Limited 144A (HK)* +        441,881
                                                  -------------


*  NON-INCOME PRODUCING.

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2000 (CONTINUED)

SHARES                                             MARKET VALUE
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)--1.7%
     2,600  Fast Retailing Company Limited (JA)   $     509,527
    25,525  Matalan PLC (UK)                            266,918
                                                  -------------
                                                        776,445
                                                  -------------
SERVICES (ADVERTISING/MARKETING)--2.1%
   148,450  Aegis Group PLC (UK)                        306,037
    51,250  WPP Group PLC (UK)                          667,613
                                                  -------------
                                                        973,650
                                                  -------------
SERVICES (COMMERCIAL & CONSUMER)--1.7%
    11,275  ISS AS (DE)*                                767,277
                                                  -------------
TELECOMMUNICATIONS
(CELLULAR/WIRELESS)--3.8%
   158,000  China Mobile (Hong Kong) (HK)*              862,934
   234,422  Vodafone Group PLC (UK)                     859,734
                                                  -------------
                                                      1,722,668
                                                  -------------
TELECOMMUNICATIONS
(LONG DISTANCE)--3.6%
    42,925  Energis PLC (UK)*                           288,561
        87  Nippon Telegraph & Telephone
            Corporation (JA)                            626,979
    31,275  Tele Norte Leste Participacoes SA ADR
            (BR)                                        713,461
                                                  -------------
                                                      1,629,001
                                                  -------------
TEXTILES (APPAREL)--0.5%
     3,975  Adidas-Salomon AG (GE)                      246,315
                                                  -------------

TOBACCO--1.7%
    49,700  Altadis SA (SP)                       $     769,928
                                                  -------------
WATER UTILITIES--1.1%
    11,375  Vivendi Environnement (FR)*                 496,608
                                                  -------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$39,801,023)                                   41,580,135
                                                  -------------
PREFERRED STOCKS (FOREIGN)--1.3%
CHEMICALS (DIVERSIFIED)--1.3%
     8,900  Henkel KGAA (GE)                            584,922
                                                  -------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST--$560,238)                                        584,922
                                                  -------------

PRINCIPAL AMOUNT                                 AMORTIZED COST
---------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTE--9.4%
$4,300,000  Federal Home Loan Mortgage
            Corporation 5.15% 01/02/01                4,299,385
                                                  -------------
TOTAL U.S. AGENCY DISCOUNT NOTE
(AMORTIZED COST--$4,299,385)                          4,299,385
                                                  -------------
TOTAL INVESTMENTS--101.9%
(COST--$44,660,646)                                  46,464,442
                                                  -------------
OTHER ASSETS AND LIABILITIES--(1.9%)                   (855,221)
                                                  -------------
NET ASSETS--100.0%                                $  45,609,221
                                                  =============


*  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000


ASSETS
Investment securities, at cost.......    $44,660,646
                                         -----------
Investment securities, at market.....     46,464,442
Cash.................................        322,156
Receivables:
  Investment securities sold.........        362,862
  Capital shares sold................      1,292,340
  Dividends..........................         11,503
  From adviser.......................          1,644
Other assets.........................         34,600
                                         -----------
    Total Assets.....................     48,489,547
                                         -----------
LIABILITIES
Payables:
  Investment securities purchased....      1,681,257
  Capital shares redeemed............      1,028,917
  Advisory fees......................         37,583
  Shareholder servicing fees.........          6,278
  Accounting fees....................            907
  Distribution fees..................         20,331
  Custodian (foreign currency
    cost--$90,539)...................         84,825
  Other..............................         20,228
                                         -----------
    Total Liabilities................      2,880,326
                                         -----------
Net Assets...........................    $45,609,221
                                         ===========


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000 (CONTINUED)

Net Assets--Class A..................    $ 4,434,238
Shares Outstanding--Class A..........        307,565
Net Asset Value, Redemption Price Per
  Share..............................    $     14.42
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $     15.30

Net Assets--Class B..................    $ 5,129,150
Shares Outstanding--Class B..........        358,810
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $     14.29

Net Assets--Class C..................    $ 2,635,289
Shares Outstanding--Class C..........        184,666
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $     14.27

Net Assets--Class F..................    $30,040,469
Shares Outstanding--Class F..........      2,086,714
Net Asset Value, Offering and
  Redemption Price Per Share.........    $     14.40

Net Assets--Class R..................    $ 2,715,824
Shares Outstanding--Class R..........        187,915
Net Asset Value, Offering and
  Redemption Price Per Share.........    $     14.45

Net Assets--Class T..................    $   654,251
Shares Outstanding--Class T..........         45,534
Net Asset Value, Redemption Price Per
  Share..............................    $     14.37
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $     15.05

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended
December 31, 2000


INVESTMENT INCOME:
Income:
  Dividends..........................    $   406,408
  Interest...........................        176,879
  Foreign taxes withheld.............        (49,237)
                                         -----------
    Total Investment Income..........        534,050
                                         -----------
Expenses:
  Advisory fees--Note 2..............        420,697
  Shareholder servicing fees--Note 2.         62,351
  Accounting fees--Note 2............         10,049
  Distribution fees--Note 2..........        117,011
  Transfer agency fees--Note 2.......         33,474
  Registration fees..................         69,663
  Postage and mailing expenses.......          8,299
  Custodian fees and expenses--Note 2         62,851
  Printing expenses..................         18,375
  Legal and audit fees...............         10,270
  Directors' fees and expenses.......          2,273
  Other expenses.....................         23,996
                                         -----------
  Total Expenses.....................        839,309
  Earnings Credits...................        (14,929)
  Reimbursed/Waived Expenses.........        (37,242)
  Expense Offset to Broker
    Commissions......................         (2,959)
                                         -----------
  Net Expenses.......................        784,179
                                         -----------
  Net Investment (Loss)..............       (250,129)
                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
Security Transactions:
  Proceeds from long-term securities
    sold.............................     71,162,261
  Proceeds from long-term U.S.
    Government Obligations sold......              0
  Cost of securities sold............     70,907,338
                                         -----------
Net Realized Gain from Security
  Transactions.......................        254,923
Net Realized (Loss) from Foreign
  Currency Transactions..............         (3,182)
Net Change in Unrealized
  Appreciation/Depreciation..........     (7,953,145)
                                         -----------
    Net Realized and Unrealized
      (Loss) on Investments and
      Foreign Currency Transactions..     (7,701,404)
                                         -----------
Net (Decrease) in Net Assets
  Resulting from Operations..........    $(7,951,533)
                                         ===========
Purchases of long-term securities....    $85,569,097
                                         ===========
Purchases of long-term U.S.
  Government Obligations.............    $         0
                                         ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                            YEAR        YEAR OR PERIOD
                                           ENDED            ENDED
                                          12/31/00        12/31/99*
                                        ------------     ------------
OPERATIONS
Net Investment (Loss)................   $   (250,129)    $    (86,471)
Net Realized Gain from Security
  Transactions.......................        254,923        7,255,267
Net Realized (Loss) from Foreign
  Currency Transactions..............         (3,182)               0
Net Change in Unrealized
  Appreciation/Depreciation..........     (7,953,145)       6,505,235
                                        ------------     ------------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations.     (7,951,533)      13,674,031
                                        ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
      Class A........................       (341,994)               0
      Class B........................       (432,641)               0
      Class C........................       (204,640)               0
      Class F........................     (2,836,430)      (3,490,732)
      Class R........................       (250,371)               0
      Class T........................        (61,678)               0
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
      Class A........................        (88,245)               0
      Class B........................       (111,634)               0
      Class C........................        (52,803)               0
      Class F........................       (731,885)               0
      Class R........................        (64,603)               0
      Class T........................        (15,915)               0
                                        ------------     ------------
Net (Decreases) from Dividends and
  Distributions......................     (5,192,839)      (3,490,732)
                                        ------------     ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
      Class A........................     24,647,394            1,000
      Class B........................      6,396,051            1,000
      Class C........................     14,933,209            1,000
      Class F........................     48,897,733       49,053,525
      Class R........................      2,866,200            1,000
      Class T........................        949,806            1,000

                                             YEAR         YEAR OR PERIOD
                                            ENDED             ENDED
                                           12/31/00         12/31/99*
                                        --------------     ------------
Reinvested dividends and
  distributions
      Class A........................   $      323,981     $          0
      Class B........................          508,989                0
      Class C........................           95,111                0
      Class F........................        3,392,119        3,155,881
      Class R........................          309,634                0
      Class T........................           76,576                0
                                        --------------     ------------
                                        $  103,396,803     $ 52,214,406
Cost of shares redeemed
      Class A........................      (19,739,384)               0
      Class B........................         (454,692)               0
      Class C........................      (11,896,593)               0
      Class F........................      (47,975,044)     (45,723,358)
      Class R........................           (5,000)               0
      Class T........................         (184,351)               0
                                        --------------     ------------
                                           (80,255,064)     (45,723,358)
                                        --------------     ------------
Net Increase from Capital Share
  Transactions.......................       23,141,739        6,491,048
                                        --------------     ------------
Net Increase in Net Assets...........        9,997,367       16,674,347

NET ASSETS
  Beginning of year..................   $   35,611,854     $ 18,937,507
                                        --------------     ------------
  End of year........................   $   45,609,221     $ 35,611,854
                                        ==============     ============
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................   $   45,927,036     $ 21,979,189
Accumulated undistributed
  (distribution in excess of) net
  investment income..................          (18,107)          (1,048)
Accumulated undistributed net
  realized gain (loss) from security
  transactions.......................       (2,103,507)       3,876,769
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions.......................        1,803,799        9,756,944
                                        --------------     ------------
Total................................   $   45,609,221     $ 35,611,854
                                        ==============     ============


* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS A SHARES
Net Asset Value, beginning of
  period.............................         $19.88
Income from investment operations:
    Net investment (loss)............          (0.03)
    Net (losses) on securities (both
      realized and unrealized).......          (3.53)
                                              ------
         Total from investment
           operations................          (3.56)
Less distributions:
    From net investment income.......           0.00
    From net realized gains..........          (1.51)
    In excess of net realized gains..          (0.39)
                                              ------
         Total distributions.........          (1.90)
Net Asset Value, end of period.......         $14.42
                                              ======
Total Return/Ratios
    Total return.....................         (17.60%)*
    Net assets, end of period (000s).         $4,434
    Net expenses to average net
      assets#........................           1.77%
    Gross expenses to average net
      assets#........................           1.82%
    Net investment (loss) to average
      net assets.....................          (0.36%)
    Portfolio turnover rate@.........            184%


*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................         $ 19.88
Income from investment operations:
      Net investment (loss)..........           (0.09)
      Net (losses) on securities
      (both realized and unrealized).           (3.60)
                                              -------
            Total from investment
              operations.............           (3.69)
Less distributions:
      From net investment income.....            0.00
      From net realized gains........           (1.51)
      In excess of net realized
        gains........................           (0.39)
                                              -------
            Total distributions......           (1.90)
Net Asset Value, end of period.......         $ 14.29
                                              =======
Total Return/Ratios
      Total return...................          (18.27%)*
      Net assets, end of period
        (000s).......................         $ 5,129
      Net expenses to average net
        assets#......................            2.52%
      Gross expenses to average net
        assets#......................            2.57%
      Net investment (loss) to
        average net assets...........           (1.18%)
      Portfolio turnover rate@.......             184%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................         $19.88
Income from investment operations:
      Net investment (loss)..........          (0.07)
      Net (losses) on securities
        (both realized and
        unrealized)..................          (3.64)
                                              ------
            Total from investment
              operations.............          (3.71)
Less distributions:
      From net investment income.....           0.00
      From net realized gains........          (1.51)
      In excess of net realized
        gains........................          (0.39)
                                              ------
            Total distributions......          (1.90)
Net Asset Value, end of period.......         $14.27
                                              ======
Total Return/Ratios
      Total return...................         (18.37%)*
      Net assets, end of period
        (000s).......................         $2,635
      Net expenses to average net
        assets#......................           2.50%
      Gross expenses to average net
        assets#......................           2.55%
      Net investment (loss) to
        average net assets...........          (1.18%)
      Portfolio turnover rate@.......            184%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                    YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------
                                         2000       1999      1998      1997      1996
                                        -------    -------   -------   -------   -------
CLASS F SHARES
Net Asset Value, beginning of period.   $ 19.87    $ 14.03   $ 12.05   $ 11.86   $ 10.00
Income from investment operations:
    Net investment income (loss).....     (0.08)     (0.05)     0.03     (0.01)    (0.01)
    Net gains (losses) on securities
      (both realized and unrealized).     (3.49)      8.07      2.02      1.89      1.87
                                        -------    -------   -------   -------   -------
        Total from investment
          operations.................     (3.57)      8.02      2.05      1.88      1.86
Less distributions:
    From net investment income.......      0.00       0.00      0.00      0.00      0.00
    From net realized gains..........     (1.51)     (2.18)    (0.07)    (1.69)     0.00
    In excess of net realized
      gains..........................     (0.39)      0.00      0.00      0.00      0.00
                                        -------    -------   -------   -------   -------
        Total distributions..........     (1.90)     (2.18)    (0.07)    (1.69)     0.00
Net Asset Value, end of period.......   $ 14.40    $ 19.87   $ 14.03   $ 12.05   $ 11.86
                                        =======    =======   =======   =======   =======
Total Return/Ratios
    Total return.....................    (17.65%)    58.71%    17.01%    16.10%    18.60%
    Net assets, end of period
      (000s).........................   $30,040    $35,607   $18,938   $15,740   $10,119
    Net expenses to average net
      assets#,+......................      1.80%      1.80%     1.80%     1.85%     1.94%
    Gross expenses to average net
      assets#,+......................      1.84%      1.82%     1.83%     1.89%     2.00%
    Net investment income (loss) to
      average net assets+............     (0.55%)    (0.36%)    0.02%    (0.21%)   (0.15%)
    Portfolio turnover rate@.........       184%       205%      148%      164%       71%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 1.91% (2000), 1.97%
   (1999), 1.89% (1998), 2.01% (1997), and 2.46% (1996). The gross expense ratios would have been 1.95% (2000), 1.99% (1999), 1.92% (1998), 2.05%
   (1997), and 2.52% (1996). The net investment income ratios would have been (0.66%) (2000), (0.53%) (1999), (0.07%) (1998), (0.37%) (1997), and (0.67%)
   (1996).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS R SHARES
Net Asset Value, beginning of
  period.............................         $ 19.88
Income from investment operations:
    Net investment loss..............           (0.01)
    Net (losses) on securities (both
      realized and unrealized).......           (3.52)
                                              -------
         Total from investment
           operations................           (3.53)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (1.51)
    In excess of net realized
      gains..........................           (0.39)
                                              -------
         Total distributions.........           (1.90)
Net Asset Value, end of period.......         $ 14.45
                                              =======
Total Return/Ratios
    Total return.....................          (17.45%)
    Net assets, end of period
      (000s).........................         $ 2,716
    Net expenses to average net
      assets#........................            1.53%
    Gross expenses to average net
      assets#........................            1.63%
    Net investment (loss) to average
      net assets.....................           (0.40%)
    Portfolio turnover rate@.........             184%


# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................         $ 19.88
Income from investment operations:
    Net investment (loss)............           (0.06)
    Net (losses) on securities (both
      realized and unrealized).......           (3.55)
                                              -------
         Total from investment
           operations................           (3.61)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (1.51)
    In excess of net realized
      gains..........................           (0.39)
                                              -------
         Total distributions.........           (1.90)
Net Asset Value, end of period.......         $ 14.37
                                              =======
Total Return/Ratios
    Total return.....................          (17.85%)*
    Net assets, end of period
      (000s).........................         $   654
    Net expenses to average net
      assets#........................            1.98%
    Gross expenses to average net
      assets#........................            2.03%
    Net investment (loss) to average
      net assets.....................           (0.70%)
    Portfolio turnover rate@.........             184%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market.

  The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2000 for settling foreign trades is listed on the Statement of Assets and Liabilities.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.

  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

  In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements resulting from the adoption of this change.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

  Founders has agreed to limit the total expenses of International Equity Fund so that "Net expenses to average net assets" will not exceed 1.80% for Class A and Class F shares, 2.55% for Class B and Class C shares, 1.55% for Class R shares, and 2.05% for Class T shares. This limit will extend through at least May 31, 2001, and will not be terminated without the prior approval of the Fund's board of directors. For the year ended December 31, 2000, $37,242 was reimbursed to the Fund.

  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $9,299 during the year ended December 31, 2000 from commissions earned on sales of Fund shares.

  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $4,097 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.

  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $6,961, $7,127, $2,905, and $1,051, respectively, for shareholder servicing fees under the plan.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and Class T shares were charged $21,383, $8,714, $85,863, and $1,051, respectively, pursuant to the Distribution Plans.

  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

  The officers of the Company are also officers and/or directors of Founders.

  Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:


UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
    $233,070                     $(1,039,178)                   $806,108


  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:


Net Capital Loss Carryovers..........        $         0
Post-October Capital Loss Deferral...        $ 1,385,378
Post-October Currency Loss
  Deferral...........................        $         0
Federal Tax Cost.....................        $45,378,775
Unrealized Appreciation..............        $ 3,432,534
Unrealized (Depreciation)............        $(2,346,867)
Net Appreciation/(Depreciation)......        $ 1,085,667

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4. FUND SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          YEAR      YEAR OR PERIOD
                                         ENDED           ENDED
                                        12/31/00       12/31/99*
                                       ----------   ---------------
CLASS A
      Shares sold....................   1,329,282             51
      Shares issued for dividends
        reinvested...................      23,191              0
      Shares redeemed................  (1,044,959)             0
      NET INCREASE IN SHARES
        OUTSTANDING..................     307,514             51
CLASS B
      Shares sold....................     348,975             51
      Shares issued for dividends
        reinvested...................      36,724              0
      Shares redeemed................     (26,940)             0
      NET INCREASE IN SHARES
        OUTSTANDING..................     358,759             51
CLASS C
      Shares sold....................     809,766             51
      Shares issued for dividends
        reinvested...................       6,877              0
      Shares redeemed................    (632,028)             0
      NET INCREASE IN SHARES
        OUTSTANDING..................     184,615             51
CLASS F
      Shares sold....................   2,650,156      3,068,369
      Shares issued for dividends
       reinvested....................     243,332        174,841
      Shares redeemed................  (2,598,534)    (2,802,337)
      NET INCREASE IN SHARES
        OUTSTANDING..................     294,954        440,873
CLASS R
      Shares sold....................     166,009             51
      Shares issued for dividends
        reinvested...................      22,117              0
      Shares redeemed................        (262)             0
      NET INCREASE IN SHARES
        OUTSTANDING..................     187,864             51
CLASS T
      Shares sold....................      51,452             51
      Shares issued for dividends
        reinvested...................       5,501              0
      Shares redeemed................     (11,470)             0
      NET INCREASE IN SHARES
        OUTSTANDING..................      45,483             51

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders International Equity Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.




/s/PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Denver, Colorado
February 6, 2001

OTHER INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2000, fiscal year distributions in the amount of $2,974,748 were considered long-term gains.

                              FOR MORE INFORMATION

                                        DREYFUS FOUNDERS
                                        INTERNATIONAL EQUITY FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        TRANSFER AGENT &
To obtain information:                  DIVIDEND DISBURSING AGENT

By telephone                            Dreyfus Transfer, Inc.
Call your financial                     P.O. Box 9671
representative or                       Providence, RI  02940
1-800-554-4611
                                        DISTRIBUTOR
By mail  Write to:
Dreyfus Founders Funds                  Dreyfus Service Corporation
144 Glenn Curtiss Boulevard             200 Park Avenue
Uniondale, NY  11556-0144               New York, NY  10166




Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation                                360AR0012

DREYFUS FOUNDERS
MID-CAP GROWTH FUND



ANNUAL REPORT
DECEMBER 31, 2000










                         [Dreyfus Founders Funds Logo]

TABLE OF CONTENTS

About this Report                        3
A Message from Founders                  4
Management Overview                      6
Statement of Investments                12
Statement of Assets and Liabilities     14
Statement of Operations                 16
Statements of Changes in Net Assets     17
Financial Highlights                    20
Notes to Financial Statements           26
Report of Independent Accountants       34
Other Information                       35


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

o NOT-FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE

ABOUT THIS REPORT



HISTORICAL RETURNS
All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with mid-cap investing such as limited product lines and small market share.

COMPARATIVE INDEXES
The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Standard & Poor's (S&P) MidCap 400 Index is a widely recognized, unmanaged mid-cap index of 400 domestic stocks chosen for their market size, liquidity, and industry group representations.

o The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies.

o The Lipper Mid-Cap Growth Fund Index is an average of the performance of the 30 largest mid-cap growth funds tracked by Lipper Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS



[                ]   Dear Fellow Shareholder:
[PICTURE OF      ]
[RICHARD W. SABO ]
[                ]   With all of the anticipation surrounding the dawn of a new millennium and the confidence stemming from 1999's historic returns, we began the year 2000 with high expectations. The NASDAQ seemed unstoppable, the "New Economy" continued to rewrite economic rules of yesterday, and the soaring tech sector retained its dominant position during the first few months of the year. Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000
Interest rate hikes and investors' questions about high stock valuations were the first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

   In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS

There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A COMPANY CREDO. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o THE IMPORTANCE OF DISCIPLINE. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o READY FOR FUTURE OPPORTUNITIES. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.

Respectfully,


/s/ RICHARD W. SABO
Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC


The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends or coupon payments.

MANAGEMENT OVERVIEW


[                ]  A DISCUSSION WITH PORTFOLIO MANAGER KEVIN SONNETT, CFA
[   PICTURE OF   ]
[  KEVIN SONNET  ]  HOW DID THE FUND PERFORM IN 2000?
[                ]  Amidst extreme volatility and investors' preference for value-oriented investments, Dreyfus Founders Mid-Cap Growth Fund lost significant ground in 2000. We were disappointed with the Fund's absolute return as well as its performance relative to its peers and benchmarks. (See page 9 for the Fund's total returns.)

WHY WERE MARKET CONDITIONS IN 2000 SO CHALLENGING FOR MID-CAP GROWTH STOCKS? Unfortunately, starting in mid-March, the market became unfavorable for growth companies of all market capitalizations, as investors gravitated toward more value-oriented securities.

We've identified a few factors behind this sudden shift in investor sentiment. First, although we believe that a growth-oriented approach can be effective over time, growth and value stocks do tend to perform in cycles. For example, as measured by the returns posted by the Russell Midcap Growth and Value Indexes, from October 9, 1998 to March 10, 2000, mid-cap growth stocks outperformed mid-cap value stocks by a very high margin: 172%. Then, from March 10, 2000 through year-end, mid-cap value stocks outperformed their mid-cap growth counterparts by 60%.

--------------------------------------------------------------------------------
|       FUND AT A GLANCE
|       This fund emphasizes investments in equity securities of medium-size
|       companies that we believe have favorable growth prospects.
--------------------------------------------------------------------------------

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund.

   This latest cycle was, in our opinion, precipitated primarily by growth stocks' lofty valuations and investors' overly optimistic expectations. Indeed, the P/E of the Russell Midcap Growth Index reached 80 times earnings at the height of growth stocks' dominance, a sign that growth stocks had perhaps gotten ahead of themselves. Then, toward the end of 2000, the economy weakened, bringing these high valuations and expectations to light and dampening the prospects for many growth companies.

   In conjunction with the slowing economy, many technology markets were under additional pressure in 2000, brought on after several companies had taken advantage of loose capital markets to build sizeable cash stockpiles. This allowed these firms to enter new markets and grow very quickly--more quickly than they would have if they'd funded their growth by means of their own cash generation. All of these events weighed heavily upon growth stocks, causing a number of them to give back some of their gains from 1998 and 1999. This, in turn, negatively affected the Mid-Cap Growth Fund.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?
Although the obstacles presented by poor macroeconomic conditions for growth stocks partly explain the Fund's difficulty in 2000, there were additional factors holding back its performance. The most significant was the positioning of the

-----------------------------------------------
|PORTFOLIO COMPOSITION                        |
|                                             |
| 40.12%  Technology                          |
| 21.38%  Healthcare                          |
|  8.06%  Consumer Cyclicals                  |
|  7.43%  Communication Services              |
|  6.29%  Energy                              |
|  3.26%  Utilities                           |
|  0.71%  Consumer Staples                    |
| 12.75%  Cash & Equivalents                  |
-----------------------------------------------
Portfolio composition is subject to change.

portfolio throughout the year. Relative to the Russell Midcap Growth Index, the Fund was under- or overweight in a few key sectors, hampering performance.

   As always, we used a bottom-up approach to stock selection, but unfortunately, the strength and earnings potential we saw in specific companies did not necessarily translate into gains in 2000. Looking back at where our company-by-company decisions led us, the Fund was underweight compared to the Russell Midcap Growth Index during the year in the financial sector, which, as a whole, performed very well in 2000. The Fund was also significantly underweight versus the Index in healthcare stocks at the beginning of the year, and remained, on average, underweight in this sector throughout 2000. This had a negative impact, as healthcare was a strong-performing area. Meanwhile, the Fund was, on average, overweight relative to the Russell Midcap Growth Index in certain areas of technology that did not perform as well, such as communication equipment and communication services.

--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTMENT

                             [PLOT POINTS TO COME]


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Mid-Cap Growth Fund on 12/31/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. All dividends capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

   Yet there were some strong stock picks that helped mitigate decisions about the Fund's sector weightings. Time Warner Telecom, a competitive local telephone carrier and the Fund's largest communication services holding over the course of 2000, was one such pick. While the communication services area fell more than -52% during the year, Time Warner posted a return of 27% over the same time period.

   We were also pleased with the contributions from our healthcare holdings. Though underweight in the healthcare sector on average during the year versus the Russell Midcap Growth Index, we used our bottom-up research to increase our exposure to this area throughout the year, and located a number of standout performers. Most notable was Forest Labs, which returned 112% between the time we purchased the stock in January 2000 and the end of the year. Forest is a pharmaceutical company whose top-selling product, Celexa, competes with the antidepressant Prozac.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                                 INCEPTION      1        5      10       SINCE
                                    DATE       YEAR    YEARS   YEARS   INCEPTION

CLASS A SHARES
  With sales charge (5.75%)       12/31/99   (27.80%)   --      --      (27.80%)
  Without sales charge            12/31/99   (23.40%)   --      --      (23.40%)

CLASS B SHARES
  With redemption*                12/31/99   (27.18%)   --      --      (27.18%)
  Without redemption              12/31/99   (24.14%)   --      --      (24.14%)

CLASS C SHARES
  With redemption**               12/31/99   (24.14%)   --      --      (24.14%)
  Without redemption              12/31/99   (24.14%)   --      --      (24.14%)

CLASS F SHARES                     9/8/61    (23.69%)   7.46%  13.42%     N/A

CLASS R SHARES                    12/31/99   (23.28%)   --      --      (23.28%)

CLASS T SHARES
  With sales charge (4.50%)       12/31/99   (27.22%)   --      --      (27.22%)
  Without sales charge            12/31/99   (23.80%)   --      --      (23.80%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

WHAT ROLE DOES VALUATION PLAY IN YOUR SELECTION PROCESS?

Although we emphasize a company's potential for strong earnings growth above all else, analyzing valuation is also a critical element of our stock selection process. In the past year, it became glaringly evident why we consider valuation, with so many companies--particularly in the Internet sector--falling off their highs and experiencing devastating losses. Mid-Cap Growth Fund was virtually unexposed to Internet companies in 2000, mainly because of our rigorous stock selection process, which entails thoroughly scrutinizing earnings, business models, and valuations. We could not find a clear path to profitability in looking at most of the pure "dot-com" companies we analyzed, and, with this in mind, these firms' high valuations seemed unreasonable.

   We determine whether a valuation is reasonable by regularly comparing it to a company's past valuations, the valuations of other mid-cap firms, and the valuations of companies in the same industry. In this way, we were able to maintain our discipline regarding price targets throughout 2000, frequently buying and selling stocks at opportune times. And by using consistent parameters, we guarded against letting excitement about a company's story override realistic expectations, especially back when the market was soaring in February.

   Our analysis of companies' valuations also proved useful when the market turned down. The extreme dip resulted in a number of high-quality growth companies, previously very expensive, becoming more attractive investments

--------------------------------------------------------------
|  LARGEST EQUITY HOLDINGS                                   |
|  1.  Amdocs Limited                                  3.60% |
|  2.  Forest Laboratories, Inc.                       2.76% |
|  3.  BJ Services Company                             2.75% |
|  4.  Crown Castle International Corporation          2.74% |
|  5.  Mercury Interactive Corporation                 2.61% |
|  6.  Rational Software Corporation                   2.45% |
|  7.  Wireless Facilities, Inc.                       2.42% |
|  8.  Finisar Corporation                             2.40% |
|  9.  Nabors Industries, Inc.                         2.37% |
| 10.  Macrovision Corporation                         2.29% |
--------------------------------------------------------------
  Portfolio holdings are subject to change.

for the Fund. Of course, some companies lost value because their fundamentals were weak, but others simply fell in response to the poor market conditions and/or negative news about their sectors or peers. Our growth discipline, used in conjunction with an eye for reasonable valuations, helped lead us to the latter types of companies.

WHAT IS YOUR INVESTMENT STRATEGY GOING FORWARD?
We continue to remain focused on finding strong mid-cap growth companies with excellent secular growth prospects in the customary "growth" areas of technology, healthcare, and consumer products and services. However, using our company-by-company research process, we are also pursuing rapidly growing companies in other areas for investment.

   The next year should be an interesting period for the U.S. economy and the equity market. Business activity continues to slow in most sectors, and the impact on many growth companies will, we believe, be determined by the length and severity of the slowdown. If the trends of falling consumer confidence, slowing capital spending, large credit spreads, and declining equity values prevail, few growth companies, in our opinion, will remain immune. On the other hand, if a soft landing or even a quick and shallow recession ensues, we feel that the majority of mid-cap growth firms can continue to demonstrate strong growth.

   As always, we plan to monitor the situation closely while remaining committed to our disciplined, growth-oriented approach. Some companies in which we've invested may see temporary weakness in their businesses due to the economic conditions, but we believe that their long-term prospects could be strong.


/s/ KEVIN SONNETT
Kevin Sonnett, CFA
Portfolio Manager

            STATEMENT OF INVESTMENTS
            December 31, 2000


SHARES                                             MARKET VALUE
---------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-87.3%
BIOTECHNOLOGY-7.2%
     16,225  Alexion Pharmaceuticals, Inc.*        $  1,053,611
     60,500  Cephalon, Inc.                           3,826,625
     52,975  COR Therapeutics, Inc.*                  1,860,747
     13,825  Human Genome
             Sciences, Inc.*                            958,245
     35,500  Myriad Genetics, Inc.*                   2,928,750
     42,450  Regeneron Pharmaceuticals, Inc.*         1,499,016
                                                   ------------
                                                     12,126,994
                                                   ------------
COMMUNICATION EQUIPMENT-7.2%
     21,125  CIENA Corporation *                      1,721,688
    156,775  DMC Stratex
             Networks, Inc. *                         2,351,625
    112,575  Harris Corporation                       3,447,609
     23,675  McData Corporation*                      1,296,206
    109,225  Tekelec*                                 3,276,750
                                                   ------------
                                                     12,093,878
                                                   ------------
COMPUTERS (NETWORKING)-2.1%
     46,750  QLogic Corporation*                      3,608,516
                                                   ------------
COMPUTERS (SOFTWARE & SERVICES)-18.3%
     91,450  Amdocs Limited*                          6,058,563
     87,950  Inet Technologies, Inc.*                 3,605,950
     45,775  Macromedia, Inc.*                        2,775,109
     52,165  Macrovision Corporation*                 3,860,210
     48,750  Mercury Interactive Corporation*         4,396,641
    106,025  Rational Software Corporation*           4,121,722
     54,825  Synopsys, Inc.*                          2,597,334
     84,850  Vignette Corporation*                    1,537,906
     21,050  webMethods, Inc.*                        1,870,819
                                                   ------------
                                                     30,824,254
                                                   ------------
DISTRIBUTORS (FOOD & HEALTH)-0.7%
     35,590  Patterson Dental Company*                1,203,387
                                                   ------------


ELECTRIC COMPANIES-2.2%
     83,550  Orion Power
             Holdings, Inc.*                       $  2,057,419
     57,575  Southern Energy, Inc.*                   1,630,092
                                                   ------------
                                                      3,687,511
                                                   ------------
ELECTRONICS (SEMICONDUCTORS)-7.1%
     61,000  Cree, Inc. *                             2,165,500
    139,525  Finisar Corporation*                     4,037,505
     46,450  Semtech Corporation*                     1,018,997
     11,100  Transmeta Corporation*                     260,156
     63,375  TriQuint Semiconductor, Inc.*            2,768,695
     31,425  Vitesse Semiconductor Corporation*       1,738,195
                                                   ------------
                                                     11,989,048
                                                   ------------
EQUIPMENT (SEMICONDUCTORS)-2.1%
     58,925  Brooks Automation, Inc.*                 1,649,900
     54,400  Novellus Systems, Inc.*                  1,948,200
                                                   ------------
                                                      3,598,100
                                                   ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-11.1%
     37,250  Allergan, Inc.                           3,606,266
     86,525  ALZA Corporation*                        3,677,313
     55,450  Andrx Group*                             3,205,703
     27,700  Celgene Corporation*                       901,981
     35,000  Forest Laboratories, Inc.*               4,650,625
     52,050  Watson Pharmaceuticals, Inc.*            2,664,309
                                                   ------------
                                                     18,706,197
                                                   ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-0.8%
     21,850  St. Jude Medical, Inc.                   1,342,409
                                                   ------------
HEALTHCARE (SPECIALIZED SERVICES)-2.3%
     21,875  Laboratory Corporation of America
             Holdings*                                3,850,000
                                                   ------------

SHARES                                             MARKET VALUE
---------------------------------------------------------------
OIL & GAS (DRILLING & EQUIPMENT)-6.3%
     67,275  BJ Services Company*                  $  4,633,566
     57,850  ENSCO
             International, Inc.                      1,970,516
     67,525  Nabors
             Industries, Inc.*                        3,994,104
                                                   ------------
                                                     10,598,186
                                                   ------------
POWER PRODUCERS (INDEPENDENT)-1.1%
     40,000  Calpine Corporation *                    1,802,500
                                                   ------------
RETAIL (DISCOUNTERS)-1.2%
     81,150  Dollar Tree
             Stores, Inc. *                           1,988,175
                                                   ------------
SERVICES (ADVERTISING/MARKETING)-4.5%
     48,175  Catalina Marketing Corporation*          1,875,814
     59,225  Lamar Advertising Company*               2,291,267
     60,925  TMP Worldwide, Inc.*                     3,350,875
                                                   ------------
                                                      7,517,956
                                                   ------------
SERVICES (COMMERCIAL & CONSUMER)-2.4%
    112,625  Wireless Facilities, Inc.*               4,082,656
                                                   ------------
SERVICES (COMPUTER SYSTEMS)-3.3%
     74,575  Convergys Corporation*                   3,379,180
     27,000  DiamondCluster International, Inc.*        821,813
     79,550  The Titan Corporation                    1,292,688
                                                   ------------
                                                      5,493,681
                                                   ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-4.2%
    170,725  Crown Castle International
             Corporation                              4,620,245
    192,586  SpectraSite
             Holdings, Inc.*                          2,539,728
                                                   ------------
                                                      7,159,973
                                                   ------------
TELECOMMUNICATIONS
(LONG DISTANCE)-3.2%
    147,575  McLeodUSA, Inc.
             Class A*                              $  2,084,494
     51,800  Time Warner
             Telecom, Inc.*                           3,282,825
                                                   ------------
                                                      5,367,319
                                                   ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$150,597,061)                                 147,040,740
                                                   ------------

PRINCIPAL AMOUNT                                 AMORTIZED COST
---------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-14.7%
 $7,900,000  American Express Credit Corporation
             6.40% 01/04/01                           7,895,787
  7,500,000  Morgan Stanley Dean Witter and
             Company 6.70% 01/03/01                   7,497,208
  8,400,000  The Home Depot, Inc. 6.55% 01/02/01      8,398,472
  1,000,000  The Walt Disney Company
             6.52% 01/03/01                             999,638
                                                   ------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$24,791,105)
                                                     24,791,105
                                                   ------------
TOTAL INVESTMENTS-102.0%
(COST-$175,388,166)                                 171,831,845
OTHER ASSETS AND
LIABILITIES-(2.0%)                                   (3,337,321)
                                                   ------------
NET ASSETS-100.0%                                  $168,494,524
                                                   ============
 * NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

            STATEMENT OF ASSETS AND LIABILITIES
            December 31, 2000



ASSETS
Investment securities, at cost.......    $175,388,166
                                         ------------
Investment securities, at market.....     171,831,845
Cash.................................         507,614
Receivables:
  Capital shares sold................         112,017
Other assets.........................          36,632
                                         ------------
    Total Assets.....................     172,488,108
                                         ------------
LIABILITIES
Payables:
  Capital shares redeemed............       3,570,225
  Advisory fees......................         118,279
  Shareholder servicing fees.........          20,604
  Accounting fees....................           3,602
  Distribution fees..................          32,240
  Transfer agent fees................          64,688
  Other..............................         183,946
                                         ------------
    Total Liabilities................       3,993,584
                                         ------------
Net Assets...........................    $168,494,524
                                         ============

  SEE NOTES TO FINANCIAL STATEMENTS.
14

Net Assets--Class A..................    $    624,996
Shares Outstanding--Class A..........         142,824
Net Asset Value and Redemption Price
  Per Share..........................    $       4.38
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $       4.65

Net Assets--Class B..................    $  1,046,655
Shares Outstanding--Class B..........         242,346
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $       4.32

Net Assets--Class C..................    $    421,811
Shares Outstanding--Class C..........          97,621
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $       4.32

Net Assets--Class F..................    $166,365,438
Shares Outstanding--Class F..........      38,133,789
Net Asset Value, Offering and
  Redemption Price Per Share.........    $       4.36

Net Assets--Class R..................    $      6,525
Shares Outstanding--Class R..........           1,488
Net Asset Value, Offering and
  Redemption Price Per Share.........    $       4.39

Net Assets--Class T..................    $     29,099
Shares Outstanding--Class T..........           6,684
Net Asset Value and Redemption Price
  Per Share..........................    $       4.35
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $       4.55

SEE NOTES TO FINANCIAL STATEMENTS.

            STATEMENT OF OPERATIONS
            For the year ended
            December 31, 2000



INVESTMENT INCOME:
Income:
  Dividends..........................    $    111,907
  Interest...........................         938,590
                                         ------------
    Total Investment Income..........       1,050,497
                                         ------------
Expenses:
  Advisory fees--Note 2..............       1,872,038
  Shareholder servicing fees--
    Note 2...........................         240,396
  Accounting fees--Note 2............          93,237
  Distribution fees--Note 2..........         603,053
  Transfer agency fees--Note 2.......         163,851
  Registration fees..................          94,949
  Postage and mailing expenses.......          27,981
  Custodian fees and expenses--
    Note 2...........................          23,946
  Printing expenses..................          98,298
  Legal and audit fees...............          20,411
  Directors' fees and expenses.......          22,887
  Line of Credit expenses............           6,708
  Other expenses.....................          57,285
                                         ------------
    Total Expenses...................       3,325,040
    Earnings Credits.................         (60,624)
    Expense Offset to Broker
      Commissions....................          (3,151)
                                         ------------
    Net Expenses.....................       3,261,265
                                         ------------
Net Investment (Loss)................      (2,210,768)
                                         ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
 Security Transactions:
    Proceeds from long-term
      securities sold................     534,773,561
    Proceeds from long-term U.S.
      Government Obligations sold....               0
    Cost of securities sold..........     513,384,235
                                         ------------
Net Realized Gain from Security
  Transactions.......................      21,389,326
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............               0
Net Change in Unrealized
  Appreciation/Depreciation..........     (74,029,742)
                                         ------------
    Net Realized and Unrealized
    (Loss) on Investments and
    Foreign Currency Transactions....     (52,640,416)
                                         ------------
Net (Decrease) in Net Assets
  Resulting from Operations..........    $(54,851,184)
                                         ============
Purchases of long-term securities....    $497,075,448
                                         ============
Purchases of long-term U.S.
  Government Obligations.............    $          0
                                         ============

  SEE NOTES TO FINANCIAL STATEMENTS.

            STATEMENTS OF CHANGES IN NET ASSETS



                                            YEAR         YEAR OR PERIOD
                                            ENDED            ENDED
                                          12/31/00         12/31/99*
                                        -------------    -------------
OPERATIONS
Net Investment (Loss)................   $  (2,210,768)   $  (2,094,671)
Net Realized Gain from Security
  Transactions.......................      21,389,326       61,084,358
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............               0                0
Net Change in Unrealized
  Appreciation/Depreciation..........     (74,029,742)      17,833,765
                                        -------------    -------------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations.......................     (54,851,184)      76,823,452
                                        -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A............................        (101,606)               0
  Class B............................        (206,604)               0
  Class C............................        (115,730)               0
  Class F............................     (36,663,417)     (44,217,860)
  Class R............................          (1,374)               0
  Class T............................          (2,919)               0
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A............................         (60,314)               0
  Class B............................        (122,640)               0
  Class C............................         (68,698)               0
  Class F............................     (21,763,447)               0
  Class R............................            (816)               0
  Class T............................          (1,733)               0
                                        -------------    -------------
Net (Decrease) from Dividends and
  Distributions......................     (59,109,298)     (44,217,860)
                                        -------------    -------------

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)



                                            YEAR         YEAR OR PERIOD
                                            ENDED            ENDED
                                          12/31/00         12/31/99*
                                        -------------    -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A............................   $   1,027,758    $       1,000
  Class B............................       1,577,789            1,000
  Class C............................         972,448            1,000
  Class F............................     149,300,756      104,424,635
  Class R............................          13,000            1,000
  Class T............................          38,645            1,000
Reinvested dividends and
 distributions
  Class A............................         153,750                0
  Class B............................         275,118                0
  Class C............................         163,508                0
  Class F............................      55,029,267       41,721,645
  Class R............................           2,190                0
  Class T............................           4,652                0
                                        -------------    -------------
                                          208,558,881      146,151,280
Cost of shares redeemed
  Class A............................        (178,090)               0
  Class B............................        (117,019)               0
  Class C............................        (371,231)               0
  Class F............................    (178,820,471)    (178,221,800)
  Class R............................          (4,983)               0
  Class T............................          (1,800)               0
                                        -------------    -------------
                                         (179,493,594)    (178,221,800)
                                        -------------    -------------
Net Increase (Decrease) from Capital
 Share Transactions..................      29,065,287      (32,070,520)
                                        -------------    -------------
Net Increase (Decrease) in Net
 Assets..............................     (84,895,195)         535,072

                                            YEAR         YEAR OR PERIOD
                                            ENDED            ENDED
                                          12/31/00         12/31/99*
                                        -------------    -------------
NET ASSETS
  Beginning of period................   $ 253,389,719    $ 252,854,647
                                        -------------    -------------
  End of period......................   $ 168,494,524    $ 253,389,719
                                        =============    =============
Net Assets consist of:
Capital (par value and paid-in
 surplus)............................   $ 206,405,370    $ 167,214,775
Accumulated undistributed
  (distribution in excess of) net
  investment income..................               0                0
Accumulated undistributed net
  realized gain from security
  transactions.......................     (34,353,006)      15,703,042
Unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions......      (3,557,840)      70,471,902
                                        -------------    -------------
  Total..............................   $ 168,494,524    $ 253,389,719
                                        =============    =============

  * FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

    SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS



Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          YEAR ENDED
                                       DECEMBER 31, 2000
                                       -----------------
CLASS A SHARES
Net Asset Value, beginning of
 period..............................       $ 8.68
Income from investment operations:
    Net investment (loss)............        (0.02)
    Net gains (losses) on securities
      (both realized and
      unrealized)....................        (2.05)
                                            ------
         Total from investment
           operations................        (2.07)
Less distributions:
    From net investment income.......         0.00
    From net realized gains..........        (1.40)
    In excess of net realized
      gains..........................        (0.83)
                                            ------
         Total distributions.........        (2.23)
Net Asset Value, end of period.......       $ 4.38
                                            ======
Total Return/Ratios
    Total return.....................       (23.40%)*
    Net assets, end of period
      (000s).........................       $  625
    Net expenses to average net
      assets#........................         1.25%
    Gross expenses to average net
      assets#........................         1.29%
    Net investment (loss) to average
      net assets.....................        (0.74%)
    Portfolio turnover rate@.........          226%

 * Sales charges are not reflected in the total return.

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          YEAR ENDED
                                       DECEMBER 31, 2000
                                       -----------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................       $  8.68
Income from investment operations:
    Net investment (loss)............         (0.04)
    Net gains (losses) on securities
      (both realized and
      unrealized)....................         (2.09)
                                            -------
         Total from investment
           operations................         (2.13)
Less distributions:
    From net investment income.......          0.00
    From net realized gains..........         (1.40)
    In excess of net realized
      gains..........................         (0.83)
                                            -------
         Total distributions.........         (2.23)
Net Asset Value, end of period.......       $  4.32
                                            =======
    Total return.....................        (24.14%)*
    Net assets, end of period
      (000s).........................       $ 1,047
    Net expenses to average net
      assets#........................          1.99%
    Gross expenses to average net
      assets#........................          2.04%
    Net investment (loss) to average
      net assets.....................         (1.47%)
    Portfolio turnover rate@.........           226%

 * Sales charges are not reflected in the total return.

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 @ Portfolio Turnover Rate is a measure of portfolio activity that is Calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)



Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          YEAR ENDED
                                       DECEMBER 31, 2000
                                       -----------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................       $  8.68
Income from investment operations:
    Net investment (loss)............         (0.04)
    Net gains (losses) on securities
      (both realized and
      unrealized)....................         (2.09)
                                            -------
         Total from investment
           operations................         (2.13)
Less distributions:
    From net investment income.......          0.00
    From net realized gains..........         (1.40)
    In excess of net realized
      gains..........................         (0.83)
                                            -------
         Total distributions.........         (2.23)
Net Asset Value, end of period.......       $  4.32
                                            =======
Total Return/Ratios
    Total return.....................        (24.14%)*
    Net assets, end of period
      (000s).........................       $   422
    Net expenses to average net
      assets#........................          2.00%
    Gross expenses to average net
      assets#........................          2.04%
    Net investment (loss) to average
      net assets.....................         (1.46%)
    Portfolio turnover rate@.........           226%

 * Sales charges are not reflected in the total return.

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 # Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                        YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------
                                          2000        1999        1998        1997        1996
                                        --------    --------    --------    --------    --------
CLASS F SHARES
Net Asset Value, beginning of
  period.............................   $   8.68    $   7.44    $   7.72    $   7.66    $   7.05
Income from investment operations:
    Net investment income (loss).....      (0.03)      (0.08)      (0.03)       0.01       (0.02)
    Net gains (losses) on securities
      (both realized and
      unrealized)....................      (2.06)       3.12       (0.11)       1.21        1.09
                                        --------    --------    --------    --------    --------
        Total from investment
          operations.................      (2.09)       3.04      (0.14)        1.22        1.07
Less distributions:
    From net investment income*......       0.00        0.00        0.00        0.00        0.00
    From net realized gains..........      (1.40)      (1.80)      (0.14)      (1.16)      (0.46)
    In excess of net realized
      gains..........................      (0.83)       0.00        0.00        0.00        0.00
                                        --------    --------    --------    --------    --------
        Total distributions..........      (2.23)      (1.80)      (0.14)      (1.16)      (0.46)
    Net Asset Value, end of period...   $   4.36    $   8.68    $   7.44    $   7.72    $   7.66
                                        ========    ========    ========    ========    ========
Total Return/Ratios
    Total return.....................     (23.69%)     42.27%      (1.73%)     16.40%      15.33%
    Net assets, end of period
      (000s).........................   $166,365    $253,385    $252,855    $320,186    $363,835
    Net expenses to average net
      assets#........................       1.36%       1.40%       1.33%       1.30%       1.34%
    Gross expenses to average net
      assets#........................       1.39%       1.42%       1.35%       1.32%       1.36%
    Net investment (loss) to
      average net assets.............      (0.92%)     (0.98%)     (0.39%)     (0.05%)     (0.28%)
    Portfolio turnover rate@.........        226%        186%        152%        110%        186%

 * Distributions in excess of net investment income for the year ended December 31, 1999 and 1998 aggregated less than $0.01 on a per share basis.

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)



Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          YEAR ENDED
                                       DECEMBER 31, 2000
                                       -----------------
CLASS R SHARES
Net Asset Value, beginning of
  period.............................       $ 8.68
Income from investment operations:
    Net investment (loss)............        (0.03)
    Net gains (losses) on securities
      (both realized and
      unrealized)....................        (2.03)
                                            ------
         Total from investment
           operations................        (2.06)
Less distributions:
    From net investment income.......         0.00
    From net realized gains..........        (1.40)
    In excess of net realized
      gains..........................        (0.83)
                                            ------
         Total distributions.........        (2.23)
Net Asset Value, end of period.......       $ 4.39
                                            ======
Total Return/Ratios
    Total return.....................       (23.28%)
    Net assets, end of period
      (000s).........................       $    7
    Net expenses to average net
      assets#........................         1.00%
    Gross expenses to average net
      assets#........................         1.03%
    Net investment (loss) to average
      net assets.....................        (0.55%)
    Portfolio turnover rate@.........          226%

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          YEAR ENDED
                                       DECEMBER 31, 2000
                                       -----------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................       $ 8.68
Income from investment operations:
    Net investment (loss)............        (0.02)
    Net gains (losses) on securities
      (both realized and
      unrealized)....................        (2.08)
                                            ------
         Total from investment
           operations................        (2.10)
Less distributions:
    From net investment income.......         0.00
    From net realized gains..........        (1.40)
    In excess of net realized
      gains..........................        (0.83)
                                            ------
         Total distributions.........        (2.23)
Net Asset Value, end of period.......       $ 4.35
                                            ======
Total Return/Ratios
    Total return.....................       (23.80%)*
    Net assets, end of period
      (000s).........................       $   29
    Net expenses to average net
      assets#........................         1.50%
    Gross expenses to average net
      assets#........................         1.55%
    Net investment (loss) to average
      net assets.....................        (0.98%)
    Portfolio turnover rate@.........          226%

 * Sales charges are not reflected in the total return.

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

            NOTES TO FINANCIAL STATEMENTS
            December 31, 2000



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Mid-Cap Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market.

  The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.

  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)



  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

  In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements resulting from the adoption of this change.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.

  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $1,780 during the year ended December 31, 2000 from commissions earned on sales of Fund shares.

  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $1,314 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.

  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $990, $1,689, $611, and $40, respectively, for shareholder servicing fees under the plan.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)



and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and Class T shares were charged $5,067, $1,831, $596,115, and $40, respectively, pursuant to the Distribution Plans.

  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
   $2,210,768                    $(12,336,076)                 $10,125,308

  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:

Net Capital Loss Carryovers..........        $          0
Post-October Capital Loss Deferral...        $ 31,771,832
Post-October Currency Loss
  Deferral...........................        $          0
Federal Tax Cost.....................        $177,969,340
Unrealized Appreciation..............        $ 14,755,937
Unrealized (Depreciation)............        $(20,893,432)
Net Appreciation/(Depreciation)......        $ (6,137,495)

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)



4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 500 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          YEAR       YEAR OR PERIOD
                                          ENDED           ENDED
                                        12/31/00        12/31/99*
                                       -----------   ---------------
Class A
      Shares sold....................      130,333             117
      Shares issued for dividends
       reinvested....................       35,673               0
      Shares redeemed................      (23,299)              0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............      142,707             117
Class B
      Shares sold....................      194,199             117
      Shares issued for dividends
       reinvested....................       64,582               0
      Shares redeemed................      (16,552)              0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............      242,229             117
Class C
      Shares sold....................      129,396             117
      Shares issued for dividends
       reinvested....................       38,382               0
      Shares redeemed................      (70,274)              0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............       97,504             117
Class F
      Shares sold....................   17,902,347      12,994,569
      Shares issued for dividends
       reinvested....................   12,797,870       5,094,218
      Shares redeemed................  (21,773,091)    (22,878,686)
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............    8,927,126      (4,789,899)
Class R
      Shares sold....................        1,417             117
      Shares issued for dividends
       reinvested....................          507               0
      Shares redeemed................         (553)              0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............        1,371             117
Class T
      Shares sold....................        5,695             117
      Shares issued for dividends
       reinvested....................        1,084               0
      Shares redeemed................         (212)              0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............        6,567             117

 * FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a Line of Credit Arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings will be limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings will be subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2000 there were no such borrowings.

            REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Mid-Cap Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

Denver, Colorado
February 6, 2001

            OTHER INFORMATION
            (UNAUDITED)



CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 0.57% qualified for the dividends received deduction available to the Fund's corporate shareholders.

FEDERAL INCOME TAX INFORMATION
For the fiscal year ended December 31, 2000, fiscal year distributions in the amount of $34,348,611 were considered long-term gains.

FOR MORE INFORMATION

DREYFUS FOUNDERS                            DISTRIBUTOR
MID-CAP GROWTH FUND                         Dreyfus Service Corporation
2930 East Third Avenue                      200 Park Avenue
Denver, CO  80206                           New York, NY  10166

INVESTMENT MANAGER                          FUND DIRECTORS
Founders Asset Management LLC               Eugene H. Vaughan, Jr., Chairman
2930 East Third Avenue                      Alan S. Danson
Denver, CO  80206                           Joan D. Manley
                                            Robert P. Mastrovita
TRANSFER AGENT AND                          Trygve E. Myhren
DIVIDEND DISBURSING AGENT                   George W. Phillips
Investors Trust Company                     Jay A. Precourt
801 Pennsylvania
Kansas City, MO  64105

HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.







This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2001

(C)2001, Founders Asset Management, LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-646-MC

DREYFUS FOUNDERS
MID-CAP GROWTH FUND



ANNUAL REPORT
DECEMBER 31, 2000

TABLE OF CONTENTS

About this Report                        3
A Message from Founders                  4
Management Overview                      6
Statement of Investments                12
Statement of Assets and Liabilities     14
Statement of Operations                 16
Statements of Changes in Net Assets     17
Financial Highlights                    20
Notes to Financial Statements           26
Report of Independent Accountants       34
Other Information                       35


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

o NOT-FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE

ABOUT THIS REPORT



HISTORICAL RETURNS
All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with mid-cap investing such as limited product lines and small market share.

COMPARATIVE INDEXES
The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Standard & Poor's (S&P) MidCap 400 Index is a widely recognized, unmanaged mid-cap index of 400 domestic stocks chosen for their market size, liquidity, and industry group representations.

o The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies.

o The Lipper Mid-Cap Growth Fund Index is an average of the performance of the 30 largest mid-cap growth funds tracked by Lipper Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS



[                ]   Dear Fellow Shareholder:
[PICTURE OF      ]
[RICHARD W. SABO ]
[                ]   With all of the anticipation surrounding the dawn of a new millennium and the confidence stemming from 1999's historic returns, we began the year 2000 with high expectations. The NASDAQ seemed unstoppable, the "New Economy" continued to rewrite economic rules of yesterday, and the soaring tech sector retained its dominant position during the first few months of the year. Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000
Interest rate hikes and investors' questions about high stock valuations were the first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

   In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS

There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A COMPANY CREDO. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o THE IMPORTANCE OF DISCIPLINE. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o READY FOR FUTURE OPPORTUNITIES. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.

Respectfully,


/s/ RICHARD W. SABO
Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC


The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends or coupon payments.

MANAGEMENT OVERVIEW


[                ]  A DISCUSSION WITH PORTFOLIO MANAGER KEVIN SONNETT, CFA
[   PICTURE OF   ]
[  KEVIN SONNET  ]  HOW DID THE FUND PERFORM IN 2000?
[                ]  Amidst extreme volatility and investors' preference for value-oriented investments, Dreyfus Founders Mid-Cap Growth Fund lost significant ground in 2000. We were disappointed with the Fund's absolute return as well as its performance relative to its peers and benchmarks. (See page 9 for the Fund's total returns.)

WHY WERE MARKET CONDITIONS IN 2000 SO CHALLENGING FOR MID-CAP GROWTH STOCKS? Unfortunately, starting in mid-March, the market became unfavorable for growth companies of all market capitalizations, as investors gravitated toward more value-oriented securities.

We've identified a few factors behind this sudden shift in investor sentiment. First, although we believe that a growth-oriented approach can be effective over time, growth and value stocks do tend to perform in cycles. For example, as measured by the returns posted by the Russell Midcap Growth and Value Indexes, from October 9, 1998 to March 10, 2000, mid-cap growth stocks outperformed mid-cap value stocks by a very high margin: 172%. Then, from March 10, 2000 through year-end, mid-cap value stocks outperformed their mid-cap growth counterparts by 60%.

--------------------------------------------------------------------------------
|       FUND AT A GLANCE
|       This fund emphasizes investments in equity securities of medium-size
|       companies that we believe have favorable growth prospects.
--------------------------------------------------------------------------------

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund.

   This latest cycle was, in our opinion, precipitated primarily by growth stocks' lofty valuations and investors' overly optimistic expectations. Indeed, the P/E of the Russell Midcap Growth Index reached 80 times earnings at the height of growth stocks' dominance, a sign that growth stocks had perhaps gotten ahead of themselves. Then, toward the end of 2000, the economy weakened, bringing these high valuations and expectations to light and dampening the prospects for many growth companies.

   In conjunction with the slowing economy, many technology markets were under additional pressure in 2000, brought on after several companies had taken advantage of loose capital markets to build sizeable cash stockpiles. This allowed these firms to enter new markets and grow very quickly--more quickly than they would have if they'd funded their growth by means of their own cash generation. All of these events weighed heavily upon growth stocks, causing a number of them to give back some of their gains from 1998 and 1999. This, in turn, negatively affected the Mid-Cap Growth Fund.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?
Although the obstacles presented by poor macroeconomic conditions for growth stocks partly explain the Fund's difficulty in 2000, there were additional factors holding back its performance. The most significant was the positioning of the

-----------------------------------------------
|PORTFOLIO COMPOSITION                        |
|                                             |
| 40.12%  Technology                          |
| 21.38%  Healthcare                          |
|  8.06%  Consumer Cyclicals                  |
|  7.43%  Communication Services              |
|  6.29%  Energy                              |
|  3.26%  Utilities                           |
|  0.71%  Consumer Staples                    |
| 12.75%  Cash & Equivalents                  |
-----------------------------------------------
Portfolio composition is subject to change.

portfolio throughout the year. Relative to the Russell Midcap Growth Index, the Fund was under- or overweight in a few key sectors, hampering performance.

   As always, we used a bottom-up approach to stock selection, but unfortunately, the strength and earnings potential we saw in specific companies did not necessarily translate into gains in 2000. Looking back at where our company-by-company decisions led us, the Fund was underweight compared to the Russell Midcap Growth Index during the year in the financial sector, which, as a whole, performed very well in 2000. The Fund was also significantly underweight versus the Index in healthcare stocks at the beginning of the year, and remained, on average, underweight in this sector throughout 2000. This had a negative impact, as healthcare was a strong-performing area. Meanwhile, the Fund was, on average, overweight relative to the Russell Midcap Growth Index in certain areas of technology that did not perform as well, such as communication equipment and communication services.

--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTMENT

                             [PLOT POINTS TO COME]


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Mid-Cap Growth Fund on 12/31/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. All dividends capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

   Yet there were some strong stock picks that helped mitigate decisions about the Fund's sector weightings. Time Warner Telecom, a competitive local telephone carrier and the Fund's largest communication services holding over the course of 2000, was one such pick. While the communication services area fell more than -52% during the year, Time Warner posted a return of 27% over the same time period.

   We were also pleased with the contributions from our healthcare holdings. Though underweight in the healthcare sector on average during the year versus the Russell Midcap Growth Index, we used our bottom-up research to increase our exposure to this area throughout the year, and located a number of standout performers. Most notable was Forest Labs, which returned 112% between the time we purchased the stock in January 2000 and the end of the year. Forest is a pharmaceutical company whose top-selling product, Celexa, competes with the antidepressant Prozac.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                                 INCEPTION      1        5      10       SINCE
                                    DATE       YEAR    YEARS   YEARS   INCEPTION

CLASS A SHARES
  With sales charge (5.75%)       12/31/99   (27.80%)   --      --      (27.80%)
  Without sales charge            12/31/99   (23.40%)   --      --      (23.40%)

CLASS B SHARES
  With redemption*                12/31/99   (27.18%)   --      --      (27.18%)
  Without redemption              12/31/99   (24.14%)   --      --      (24.14%)

CLASS C SHARES
  With redemption**               12/31/99   (24.14%)   --      --      (24.14%)
  Without redemption              12/31/99   (24.14%)   --      --      (24.14%)

CLASS F SHARES                     9/8/61    (23.69%)   7.46%  13.42%     N/A

CLASS R SHARES                    12/31/99   (23.28%)   --      --      (23.28%)

CLASS T SHARES
  With sales charge (4.50%)       12/31/99   (27.22%)   --      --      (27.22%)
  Without sales charge            12/31/99   (23.80%)   --      --      (23.80%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

WHAT ROLE DOES VALUATION PLAY IN YOUR SELECTION PROCESS?

Although we emphasize a company's potential for strong earnings growth above all else, analyzing valuation is also a critical element of our stock selection process. In the past year, it became glaringly evident why we consider valuation, with so many companies--particularly in the Internet sector--falling off their highs and experiencing devastating losses. Mid-Cap Growth Fund was virtually unexposed to Internet companies in 2000, mainly because of our rigorous stock selection process, which entails thoroughly scrutinizing earnings, business models, and valuations. We could not find a clear path to profitability in looking at most of the pure "dot-com" companies we analyzed, and, with this in mind, these firms' high valuations seemed unreasonable.

   We determine whether a valuation is reasonable by regularly comparing it to a company's past valuations, the valuations of other mid-cap firms, and the valuations of companies in the same industry. In this way, we were able to maintain our discipline regarding price targets throughout 2000, frequently buying and selling stocks at opportune times. And by using consistent parameters, we guarded against letting excitement about a company's story override realistic expectations, especially back when the market was soaring in February.

   Our analysis of companies' valuations also proved useful when the market turned down. The extreme dip resulted in a number of high-quality growth companies, previously very expensive, becoming more attractive investments

--------------------------------------------------------------
|  LARGEST EQUITY HOLDINGS                                   |
|  1.  Amdocs Limited                                  3.60% |
|  2.  Forest Laboratories, Inc.                       2.76% |
|  3.  BJ Services Company                             2.75% |
|  4.  Crown Castle International Corporation          2.74% |
|  5.  Mercury Interactive Corporation                 2.61% |
|  6.  Rational Software Corporation                   2.45% |
|  7.  Wireless Facilities, Inc.                       2.42% |
|  8.  Finisar Corporation                             2.40% |
|  9.  Nabors Industries, Inc.                         2.37% |
| 10.  Macrovision Corporation                         2.29% |
--------------------------------------------------------------
  Portfolio holdings are subject to change.

for the Fund. Of course, some companies lost value because their fundamentals were weak, but others simply fell in response to the poor market conditions and/or negative news about their sectors or peers. Our growth discipline, used in conjunction with an eye for reasonable valuations, helped lead us to the latter types of companies.

WHAT IS YOUR INVESTMENT STRATEGY GOING FORWARD?
We continue to remain focused on finding strong mid-cap growth companies with excellent secular growth prospects in the customary "growth" areas of technology, healthcare, and consumer products and services. However, using our company-by-company research process, we are also pursuing rapidly growing companies in other areas for investment.

   The next year should be an interesting period for the U.S. economy and the equity market. Business activity continues to slow in most sectors, and the impact on many growth companies will, we believe, be determined by the length and severity of the slowdown. If the trends of falling consumer confidence, slowing capital spending, large credit spreads, and declining equity values prevail, few growth companies, in our opinion, will remain immune. On the other hand, if a soft landing or even a quick and shallow recession ensues, we feel that the majority of mid-cap growth firms can continue to demonstrate strong growth.

   As always, we plan to monitor the situation closely while remaining committed to our disciplined, growth-oriented approach. Some companies in which we've invested may see temporary weakness in their businesses due to the economic conditions, but we believe that their long-term prospects could be strong.


/s/ KEVIN SONNETT
Kevin Sonnett, CFA
Portfolio Manager

            STATEMENT OF INVESTMENTS
            December 31, 2000


SHARES                                             MARKET VALUE
---------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-87.3%
BIOTECHNOLOGY-7.2%
     16,225  Alexion Pharmaceuticals, Inc.*        $  1,053,611
     60,500  Cephalon, Inc.                           3,826,625
     52,975  COR Therapeutics, Inc.*                  1,860,747
     13,825  Human Genome
             Sciences, Inc.*                            958,245
     35,500  Myriad Genetics, Inc.*                   2,928,750
     42,450  Regeneron Pharmaceuticals, Inc.*         1,499,016
                                                   ------------
                                                     12,126,994
                                                   ------------
COMMUNICATION EQUIPMENT-7.2%
     21,125  CIENA Corporation *                      1,721,688
    156,775  DMC Stratex
             Networks, Inc. *                         2,351,625
    112,575  Harris Corporation                       3,447,609
     23,675  McData Corporation*                      1,296,206
    109,225  Tekelec*                                 3,276,750
                                                   ------------
                                                     12,093,878
                                                   ------------
COMPUTERS (NETWORKING)-2.1%
     46,750  QLogic Corporation*                      3,608,516
                                                   ------------
COMPUTERS (SOFTWARE & SERVICES)-18.3%
     91,450  Amdocs Limited*                          6,058,563
     87,950  Inet Technologies, Inc.*                 3,605,950
     45,775  Macromedia, Inc.*                        2,775,109
     52,165  Macrovision Corporation*                 3,860,210
     48,750  Mercury Interactive Corporation*         4,396,641
    106,025  Rational Software Corporation*           4,121,722
     54,825  Synopsys, Inc.*                          2,597,334
     84,850  Vignette Corporation*                    1,537,906
     21,050  webMethods, Inc.*                        1,870,819
                                                   ------------
                                                     30,824,254
                                                   ------------
DISTRIBUTORS (FOOD & HEALTH)-0.7%
     35,590  Patterson Dental Company*                1,203,387
                                                   ------------


ELECTRIC COMPANIES-2.2%
     83,550  Orion Power
             Holdings, Inc.*                       $  2,057,419
     57,575  Southern Energy, Inc.*                   1,630,092
                                                   ------------
                                                      3,687,511
                                                   ------------
ELECTRONICS (SEMICONDUCTORS)-7.1%
     61,000  Cree, Inc. *                             2,165,500
    139,525  Finisar Corporation*                     4,037,505
     46,450  Semtech Corporation*                     1,018,997
     11,100  Transmeta Corporation*                     260,156
     63,375  TriQuint Semiconductor, Inc.*            2,768,695
     31,425  Vitesse Semiconductor Corporation*       1,738,195
                                                   ------------
                                                     11,989,048
                                                   ------------
EQUIPMENT (SEMICONDUCTORS)-2.1%
     58,925  Brooks Automation, Inc.*                 1,649,900
     54,400  Novellus Systems, Inc.*                  1,948,200
                                                   ------------
                                                      3,598,100
                                                   ------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-11.1%
     37,250  Allergan, Inc.                           3,606,266
     86,525  ALZA Corporation*                        3,677,313
     55,450  Andrx Group*                             3,205,703
     27,700  Celgene Corporation*                       901,981
     35,000  Forest Laboratories, Inc.*               4,650,625
     52,050  Watson Pharmaceuticals, Inc.*            2,664,309
                                                   ------------
                                                     18,706,197
                                                   ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-0.8%
     21,850  St. Jude Medical, Inc.                   1,342,409
                                                   ------------
HEALTHCARE (SPECIALIZED SERVICES)-2.3%
     21,875  Laboratory Corporation of America
             Holdings*                                3,850,000
                                                   ------------

SHARES                                             MARKET VALUE
---------------------------------------------------------------
OIL & GAS (DRILLING & EQUIPMENT)-6.3%
     67,275  BJ Services Company*                  $  4,633,566
     57,850  ENSCO
             International, Inc.                      1,970,516
     67,525  Nabors
             Industries, Inc.*                        3,994,104
                                                   ------------
                                                     10,598,186
                                                   ------------
POWER PRODUCERS (INDEPENDENT)-1.1%
     40,000  Calpine Corporation *                    1,802,500
                                                   ------------
RETAIL (DISCOUNTERS)-1.2%
     81,150  Dollar Tree
             Stores, Inc. *                           1,988,175
                                                   ------------
SERVICES (ADVERTISING/MARKETING)-4.5%
     48,175  Catalina Marketing Corporation*          1,875,814
     59,225  Lamar Advertising Company*               2,291,267
     60,925  TMP Worldwide, Inc.*                     3,350,875
                                                   ------------
                                                      7,517,956
                                                   ------------
SERVICES (COMMERCIAL & CONSUMER)-2.4%
    112,625  Wireless Facilities, Inc.*               4,082,656
                                                   ------------
SERVICES (COMPUTER SYSTEMS)-3.3%
     74,575  Convergys Corporation*                   3,379,180
     27,000  DiamondCluster International, Inc.*        821,813
     79,550  The Titan Corporation                    1,292,688
                                                   ------------
                                                      5,493,681
                                                   ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-4.2%
    170,725  Crown Castle International
             Corporation                              4,620,245
    192,586  SpectraSite
             Holdings, Inc.*                          2,539,728
                                                   ------------
                                                      7,159,973
                                                   ------------
TELECOMMUNICATIONS
(LONG DISTANCE)-3.2%
    147,575  McLeodUSA, Inc.
             Class A*                              $  2,084,494
     51,800  Time Warner
             Telecom, Inc.*                           3,282,825
                                                   ------------
                                                      5,367,319
                                                   ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$150,597,061)                                 147,040,740
                                                   ------------

PRINCIPAL AMOUNT                                 AMORTIZED COST
---------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-14.7%
 $7,900,000  American Express Credit Corporation
             6.40% 01/04/01                           7,895,787
  7,500,000  Morgan Stanley Dean Witter and
             Company 6.70% 01/03/01                   7,497,208
  8,400,000  The Home Depot, Inc. 6.55% 01/02/01      8,398,472
  1,000,000  The Walt Disney Company
             6.52% 01/03/01                             999,638
                                                   ------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$24,791,105)
                                                     24,791,105
                                                   ------------
TOTAL INVESTMENTS-102.0%
(COST-$175,388,166)                                 171,831,845
OTHER ASSETS AND
LIABILITIES-(2.0%)                                   (3,337,321)
                                                   ------------
NET ASSETS-100.0%                                  $168,494,524
                                                   ============
 * NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

            STATEMENT OF ASSETS AND LIABILITIES
            December 31, 2000



ASSETS
Investment securities, at cost.......    $175,388,166
                                         ------------
Investment securities, at market.....     171,831,845
Cash.................................         507,614
Receivables:
  Capital shares sold................         112,017
Other assets.........................          36,632
                                         ------------
    Total Assets.....................     172,488,108
                                         ------------
LIABILITIES
Payables:
  Capital shares redeemed............       3,570,225
  Advisory fees......................         118,279
  Shareholder servicing fees.........          20,604
  Accounting fees....................           3,602
  Distribution fees..................          32,240
  Transfer agent fees................          64,688
  Other..............................         183,946
                                         ------------
    Total Liabilities................       3,993,584
                                         ------------
Net Assets...........................    $168,494,524
                                         ============

  SEE NOTES TO FINANCIAL STATEMENTS.
14

Net Assets--Class A..................    $    624,996
Shares Outstanding--Class A..........         142,824
Net Asset Value and Redemption Price
  Per Share..........................    $       4.38
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $       4.65

Net Assets--Class B..................    $  1,046,655
Shares Outstanding--Class B..........         242,346
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $       4.32

Net Assets--Class C..................    $    421,811
Shares Outstanding--Class C..........          97,621
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $       4.32

Net Assets--Class F..................    $166,365,438
Shares Outstanding--Class F..........      38,133,789
Net Asset Value, Offering and
  Redemption Price Per Share.........    $       4.36

Net Assets--Class R..................    $      6,525
Shares Outstanding--Class R..........           1,488
Net Asset Value, Offering and
  Redemption Price Per Share.........    $       4.39

Net Assets--Class T..................    $     29,099
Shares Outstanding--Class T..........           6,684
Net Asset Value and Redemption Price
  Per Share..........................    $       4.35
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $       4.55

SEE NOTES TO FINANCIAL STATEMENTS.

            STATEMENT OF OPERATIONS
            For the year ended
            December 31, 2000



INVESTMENT INCOME:
Income:
  Dividends..........................    $    111,907
  Interest...........................         938,590
                                         ------------
    Total Investment Income..........       1,050,497
                                         ------------
Expenses:
  Advisory fees--Note 2..............       1,872,038
  Shareholder servicing fees--
    Note 2...........................         240,396
  Accounting fees--Note 2............          93,237
  Distribution fees--Note 2..........         603,053
  Transfer agency fees--Note 2.......         163,851
  Registration fees..................          94,949
  Postage and mailing expenses.......          27,981
  Custodian fees and expenses--
    Note 2...........................          23,946
  Printing expenses..................          98,298
  Legal and audit fees...............          20,411
  Directors' fees and expenses.......          22,887
  Line of Credit expenses............           6,708
  Other expenses.....................          57,285
                                         ------------
    Total Expenses...................       3,325,040
    Earnings Credits.................         (60,624)
    Expense Offset to Broker
      Commissions....................          (3,151)
                                         ------------
    Net Expenses.....................       3,261,265
                                         ------------
Net Investment (Loss)................      (2,210,768)
                                         ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
 Security Transactions:
    Proceeds from long-term
      securities sold................     534,773,561
    Proceeds from long-term U.S.
      Government Obligations sold....               0
    Cost of securities sold..........     513,384,235
                                         ------------
Net Realized Gain from Security
  Transactions.......................      21,389,326
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............               0
Net Change in Unrealized
  Appreciation/Depreciation..........     (74,029,742)
                                         ------------
    Net Realized and Unrealized
    (Loss) on Investments and
    Foreign Currency Transactions....     (52,640,416)
                                         ------------
Net (Decrease) in Net Assets
  Resulting from Operations..........    $(54,851,184)
                                         ============
Purchases of long-term securities....    $497,075,448
                                         ============
Purchases of long-term U.S.
  Government Obligations.............    $          0
                                         ============

  SEE NOTES TO FINANCIAL STATEMENTS.

            STATEMENTS OF CHANGES IN NET ASSETS



                                            YEAR         YEAR OR PERIOD
                                            ENDED            ENDED
                                          12/31/00         12/31/99*
                                        -------------    -------------
OPERATIONS
Net Investment (Loss)................   $  (2,210,768)   $  (2,094,671)
Net Realized Gain from Security
  Transactions.......................      21,389,326       61,084,358
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............               0                0
Net Change in Unrealized
  Appreciation/Depreciation..........     (74,029,742)      17,833,765
                                        -------------    -------------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations.......................     (54,851,184)      76,823,452
                                        -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A............................        (101,606)               0
  Class B............................        (206,604)               0
  Class C............................        (115,730)               0
  Class F............................     (36,663,417)     (44,217,860)
  Class R............................          (1,374)               0
  Class T............................          (2,919)               0
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A............................         (60,314)               0
  Class B............................        (122,640)               0
  Class C............................         (68,698)               0
  Class F............................     (21,763,447)               0
  Class R............................            (816)               0
  Class T............................          (1,733)               0
                                        -------------    -------------
Net (Decrease) from Dividends and
  Distributions......................     (59,109,298)     (44,217,860)
                                        -------------    -------------

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)



                                            YEAR         YEAR OR PERIOD
                                            ENDED            ENDED
                                          12/31/00         12/31/99*
                                        -------------    -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A............................   $   1,027,758    $       1,000
  Class B............................       1,577,789            1,000
  Class C............................         972,448            1,000
  Class F............................     149,300,756      104,424,635
  Class R............................          13,000            1,000
  Class T............................          38,645            1,000
Reinvested dividends and
 distributions
  Class A............................         153,750                0
  Class B............................         275,118                0
  Class C............................         163,508                0
  Class F............................      55,029,267       41,721,645
  Class R............................           2,190                0
  Class T............................           4,652                0
                                        -------------    -------------
                                          208,558,881      146,151,280
Cost of shares redeemed
  Class A............................        (178,090)               0
  Class B............................        (117,019)               0
  Class C............................        (371,231)               0
  Class F............................    (178,820,471)    (178,221,800)
  Class R............................          (4,983)               0
  Class T............................          (1,800)               0
                                        -------------    -------------
                                         (179,493,594)    (178,221,800)
                                        -------------    -------------
Net Increase (Decrease) from Capital
 Share Transactions..................      29,065,287      (32,070,520)
                                        -------------    -------------
Net Increase (Decrease) in Net
 Assets..............................     (84,895,195)         535,072

                                            YEAR         YEAR OR PERIOD
                                            ENDED            ENDED
                                          12/31/00         12/31/99*
                                        -------------    -------------
NET ASSETS
  Beginning of period................   $ 253,389,719    $ 252,854,647
                                        -------------    -------------
  End of period......................   $ 168,494,524    $ 253,389,719
                                        =============    =============
Net Assets consist of:
Capital (par value and paid-in
 surplus)............................   $ 206,405,370    $ 167,214,775
Accumulated undistributed
  (distribution in excess of) net
  investment income..................               0                0
Accumulated undistributed net
  realized gain from security
  transactions.......................     (34,353,006)      15,703,042
Unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions......      (3,557,840)      70,471,902
                                        -------------    -------------
  Total..............................   $ 168,494,524    $ 253,389,719
                                        =============    =============

  * FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

    SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS



Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          YEAR ENDED
                                       DECEMBER 31, 2000
                                       -----------------
CLASS A SHARES
Net Asset Value, beginning of
 period..............................       $ 8.68
Income from investment operations:
    Net investment (loss)............        (0.02)
    Net gains (losses) on securities
      (both realized and
      unrealized)....................        (2.05)
                                            ------
         Total from investment
           operations................        (2.07)
Less distributions:
    From net investment income.......         0.00
    From net realized gains..........        (1.40)
    In excess of net realized
      gains..........................        (0.83)
                                            ------
         Total distributions.........        (2.23)
Net Asset Value, end of period.......       $ 4.38
                                            ======
Total Return/Ratios
    Total return.....................       (23.40%)*
    Net assets, end of period
      (000s).........................       $  625
    Net expenses to average net
      assets#........................         1.25%
    Gross expenses to average net
      assets#........................         1.29%
    Net investment (loss) to average
      net assets.....................        (0.74%)
    Portfolio turnover rate@.........          226%

 * Sales charges are not reflected in the total return.

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          YEAR ENDED
                                       DECEMBER 31, 2000
                                       -----------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................       $  8.68
Income from investment operations:
    Net investment (loss)............         (0.04)
    Net gains (losses) on securities
      (both realized and
      unrealized)....................         (2.09)
                                            -------
         Total from investment
           operations................         (2.13)
Less distributions:
    From net investment income.......          0.00
    From net realized gains..........         (1.40)
    In excess of net realized
      gains..........................         (0.83)
                                            -------
         Total distributions.........         (2.23)
Net Asset Value, end of period.......       $  4.32
                                            =======
    Total return.....................        (24.14%)*
    Net assets, end of period
      (000s).........................       $ 1,047
    Net expenses to average net
      assets#........................          1.99%
    Gross expenses to average net
      assets#........................          2.04%
    Net investment (loss) to average
      net assets.....................         (1.47%)
    Portfolio turnover rate@.........           226%

 * Sales charges are not reflected in the total return.

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 @ Portfolio Turnover Rate is a measure of portfolio activity that is Calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)



Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          YEAR ENDED
                                       DECEMBER 31, 2000
                                       -----------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................       $  8.68
Income from investment operations:
    Net investment (loss)............         (0.04)
    Net gains (losses) on securities
      (both realized and
      unrealized)....................         (2.09)
                                            -------
         Total from investment
           operations................         (2.13)
Less distributions:
    From net investment income.......          0.00
    From net realized gains..........         (1.40)
    In excess of net realized
      gains..........................         (0.83)
                                            -------
         Total distributions.........         (2.23)
Net Asset Value, end of period.......       $  4.32
                                            =======
Total Return/Ratios
    Total return.....................        (24.14%)*
    Net assets, end of period
      (000s).........................       $   422
    Net expenses to average net
      assets#........................          2.00%
    Gross expenses to average net
      assets#........................          2.04%
    Net investment (loss) to average
      net assets.....................         (1.46%)
    Portfolio turnover rate@.........           226%

 * Sales charges are not reflected in the total return.

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 # Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                        YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------
                                          2000        1999        1998        1997        1996
                                        --------    --------    --------    --------    --------
CLASS F SHARES
Net Asset Value, beginning of
  period.............................   $   8.68    $   7.44    $   7.72    $   7.66    $   7.05
Income from investment operations:
    Net investment income (loss).....      (0.03)      (0.08)      (0.03)       0.01       (0.02)
    Net gains (losses) on securities
      (both realized and
      unrealized)....................      (2.06)       3.12       (0.11)       1.21        1.09
                                        --------    --------    --------    --------    --------
        Total from investment
          operations.................      (2.09)       3.04      (0.14)        1.22        1.07
Less distributions:
    From net investment income*......       0.00        0.00        0.00        0.00        0.00
    From net realized gains..........      (1.40)      (1.80)      (0.14)      (1.16)      (0.46)
    In excess of net realized
      gains..........................      (0.83)       0.00        0.00        0.00        0.00
                                        --------    --------    --------    --------    --------
        Total distributions..........      (2.23)      (1.80)      (0.14)      (1.16)      (0.46)
    Net Asset Value, end of period...   $   4.36    $   8.68    $   7.44    $   7.72    $   7.66
                                        ========    ========    ========    ========    ========
Total Return/Ratios
    Total return.....................     (23.69%)     42.27%      (1.73%)     16.40%      15.33%
    Net assets, end of period
      (000s).........................   $166,365    $253,385    $252,855    $320,186    $363,835
    Net expenses to average net
      assets#........................       1.36%       1.40%       1.33%       1.30%       1.34%
    Gross expenses to average net
      assets#........................       1.39%       1.42%       1.35%       1.32%       1.36%
    Net investment (loss) to
      average net assets.............      (0.92%)     (0.98%)     (0.39%)     (0.05%)     (0.28%)
    Portfolio turnover rate@.........        226%        186%        152%        110%        186%

 * Distributions in excess of net investment income for the year ended December 31, 1999 and 1998 aggregated less than $0.01 on a per share basis.

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)



Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          YEAR ENDED
                                       DECEMBER 31, 2000
                                       -----------------
CLASS R SHARES
Net Asset Value, beginning of
  period.............................       $ 8.68
Income from investment operations:
    Net investment (loss)............        (0.03)
    Net gains (losses) on securities
      (both realized and
      unrealized)....................        (2.03)
                                            ------
         Total from investment
           operations................        (2.06)
Less distributions:
    From net investment income.......         0.00
    From net realized gains..........        (1.40)
    In excess of net realized
      gains..........................        (0.83)
                                            ------
         Total distributions.........        (2.23)
Net Asset Value, end of period.......       $ 4.39
                                            ======
Total Return/Ratios
    Total return.....................       (23.28%)
    Net assets, end of period
      (000s).........................       $    7
    Net expenses to average net
      assets#........................         1.00%
    Gross expenses to average net
      assets#........................         1.03%
    Net investment (loss) to average
      net assets.....................        (0.55%)
    Portfolio turnover rate@.........          226%

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                          YEAR ENDED
                                       DECEMBER 31, 2000
                                       -----------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................       $ 8.68
Income from investment operations:
    Net investment (loss)............        (0.02)
    Net gains (losses) on securities
      (both realized and
      unrealized)....................        (2.08)
                                            ------
         Total from investment
           operations................        (2.10)
Less distributions:
    From net investment income.......         0.00
    From net realized gains..........        (1.40)
    In excess of net realized
      gains..........................        (0.83)
                                            ------
         Total distributions.........        (2.23)
Net Asset Value, end of period.......       $ 4.35
                                            ======
Total Return/Ratios
    Total return.....................       (23.80%)*
    Net assets, end of period
      (000s).........................       $   29
    Net expenses to average net
      assets#........................         1.50%
    Gross expenses to average net
      assets#........................         1.55%
    Net investment (loss) to average
      net assets.....................        (0.98%)
    Portfolio turnover rate@.........          226%

 * Sales charges are not reflected in the total return.

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

            NOTES TO FINANCIAL STATEMENTS
            December 31, 2000



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Mid-Cap Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market.

  The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.

  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)



  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

  In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements resulting from the adoption of this change.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.

  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $1,780 during the year ended December 31, 2000 from commissions earned on sales of Fund shares.

  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $1,314 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.

  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $990, $1,689, $611, and $40, respectively, for shareholder servicing fees under the plan.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)



and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and Class T shares were charged $5,067, $1,831, $596,115, and $40, respectively, pursuant to the Distribution Plans.

  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

  The officers of the Company are also officers and/or directors of Founders. Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES
Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
   $2,210,768                    $(12,336,076)                 $10,125,308

  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:

Net Capital Loss Carryovers..........        $          0
Post-October Capital Loss Deferral...        $ 31,771,832
Post-October Currency Loss
  Deferral...........................        $          0
Federal Tax Cost.....................        $177,969,340
Unrealized Appreciation..............        $ 14,755,937
Unrealized (Depreciation)............        $(20,893,432)
Net Appreciation/(Depreciation)......        $ (6,137,495)

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)



4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 500 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          YEAR       YEAR OR PERIOD
                                          ENDED           ENDED
                                        12/31/00        12/31/99*
                                       -----------   ---------------
Class A
      Shares sold....................      130,333             117
      Shares issued for dividends
       reinvested....................       35,673               0
      Shares redeemed................      (23,299)              0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............      142,707             117
Class B
      Shares sold....................      194,199             117
      Shares issued for dividends
       reinvested....................       64,582               0
      Shares redeemed................      (16,552)              0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............      242,229             117
Class C
      Shares sold....................      129,396             117
      Shares issued for dividends
       reinvested....................       38,382               0
      Shares redeemed................      (70,274)              0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............       97,504             117
Class F
      Shares sold....................   17,902,347      12,994,569
      Shares issued for dividends
       reinvested....................   12,797,870       5,094,218
      Shares redeemed................  (21,773,091)    (22,878,686)
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............    8,927,126      (4,789,899)
Class R
      Shares sold....................        1,417             117
      Shares issued for dividends
       reinvested....................          507               0
      Shares redeemed................         (553)              0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............        1,371             117
Class T
      Shares sold....................        5,695             117
      Shares issued for dividends
       reinvested....................        1,084               0
      Shares redeemed................         (212)              0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............        6,567             117

 * FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a Line of Credit Arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings will be limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings will be subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2000 there were no such borrowings.

            REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Mid-Cap Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

Denver, Colorado
February 6, 2001

            OTHER INFORMATION
            (UNAUDITED)



CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 0.57% qualified for the dividends received deduction available to the Fund's corporate shareholders.

FEDERAL INCOME TAX INFORMATION
For the fiscal year ended December 31, 2000, fiscal year distributions in the amount of $34,348,611 were considered long-term gains.

                              FOR MORE INFORMATION

                                        DREYFUS FOUNDERS
                                        MID-CAP GROWTH FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        TRANSFER AGENT &
To obtain information:                  DIVIDEND DISBURSING AGENT

By telephone                            Dreyfus Transfer, Inc.
Call your financial                     P.O. Box 9671
representative or                       Providence, RI  02940
1-800-554-4611
                                        DISTRIBUTOR
By mail  Write to:
Dreyfus Founders Funds                  Dreyfus Service Corporation
144 Glenn Curtiss Boulevard             200 Park Avenue
Uniondale, NY  11556-0144               New York, NY  10166




Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation                                291AR0012

DREYFUS FOUNDERS
PASSPORT FUND




ANNUAL REPORT
DECEMBER 31, 2000

                         [DREYFUS FOUNDERS FUNDS LOGO]

TABLE OF CONTENTS



About this Report                        3
A Message from Founders                  4
Management Overview                      6
Statement of Investments                12
Statement of Assets and Liabilities     20
Statement of Operations                 22
Statements of Changes in Net Assets     23
Financial Highlights                    26
Notes to Financial Statements           32
Report of Independent Accountants       40
Other Information                       41


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS
The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

   AU      Australia       GR      Greece          NW      Norway
   AT      Austria         HK      Hong Kong       PA      Panama
   BR      Brazil          HU      Hungary         PL      Poland
   CA      Canada          IE      Ireland         SA      South Africa
   CN      China           IS      Israel          SG      Singapore
   CR      Croatia         IT      Italy           SP      Spain
   DE      Denmark         JA      Japan           SW      Sweden
   FI      Finland         KR      South Korea     SZ      Switzerland
   FR      France          LU      Luxembourg      TW      Taiwan
   GE      Germany         MX      Mexico          UK      United Kingdom
                           NE      Netherlands

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
            o NOT-FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

ABOUT THIS REPORT

HISTORICAL RETURNS
All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

COMPARATIVE INDEXES
The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS


[                    ]  Dear Fellow Shareholder:
[    PICTURE OF      ]
[  RICHARD W. SABO   ]  With all of the anticipation surrounding the dawn of a
[                    ]  new millennium and the confidence stemming from 1999's
historic returns, we began the year 2000 with high expectations. The NASDAQ seemed unstoppable, the "New Economy" continued to rewrite economic rules of yesterday, and the soaring tech sector retained its dominant position during the first few months of the year.

   Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000
Interest rate hikes and investors' questions about high stock valuations were the first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

   In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS
There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A COMPANY CREDO. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o THE IMPORTANCE OF DISCIPLINE. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o READY FOR FUTURE OPPORTUNITIES. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.

Respectfully,


/s/ RICHARD W. SABO
Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends or coupon payments.

MANAGEMENT OVERVIEW



[                  ]   A DISCUSSION WITH PORTFOLIO MANAGER TRACY STOUFFER, CFA
[   PICTURE OF     ]
[  TRACY STOUFFER  ]   HOW DID THE PASSPORT FUND PERFORM DURING 2000?
[                  ]   The year 2000 served as a sharp reminder that the
international small-cap arena is one of the most volatile. In contrast to its outstanding performance in 1999, Passport Fund's showing in 2000 was a disappointment. The overseas markets lacked strength, for a number of reasons: impediments to restructuring efforts in Asia; a weak euro, which exacerbated losses and undercut gains in European holdings; and a dearth of liquidity in international small-cap markets, making for very low trading volumes. Also, we saw a total of 117 interest rate raises overseas in 2000. Indeed, the U.S. was not the only country affected by tight economic policies, and therefore international markets failed to provide safe havens during the United States' economic slowdown. (See page 9 for the Fund's total returns.)

WHAT CAUSED THE FUND'S FALLOFF FROM ITS MARCH HIGH?
In analyzing the Fund's significant fall from this peak, we've identified a few key catalysts that, in combination with a sudden change for the worse in market conditions, led to disappointing returns for the Fund throughout the majority of the year. Perhaps the largest obstacle was the complete shift in global

-------------------------------------------------------------
|    FUND AT A GLANCE                                       |
|    This fund invests primarily in common stocks of small, |
|    rapidly growing companies outside the U.S.             |
-------------------------------------------------------------
investors' attitude. With markets turning down and little on the horizon to indicate when they might improve, investors sought conservative, value-oriented investments over the growth stocks of interest to Passport Fund. We saw many holdings lose ground for no other reason than their association with high-growth areas such as technology and communications.

   The reduced liquidity in small-cap markets--brought on by prolonged profit-taking and investors' lack of interest in small-cap growth stocks--was another trend that held the Fund back. We believe that the risk entailed in international small-cap investing warrants an aggressive buy and sell discipline. With this in mind, we respond quickly to research findings and maintain a large number of holdings in order to diversify the portfolio--strategies that resulted in a strong 1999 return. However, it was difficult to move in and out of stocks with the efficiency we would have liked in 2000, and this weighed upon Passport's performance.

--------------------------------------------------------------------------------
  PORTFOLIO COMPOSITION

  26.74%       United Kingdom
   7.39%       France
   7.12%       Spain
   6.90%       Hong Kong
   6.52%       Switzerland
   6.04%       Australia
   5.74%       Netherlands
   4.87%       Germany
  (3.04)%      Other Assets & Liabilities
  31.72%       Other Countries
--------------------------------------------------------------------------------
Portfolio composition is subject to change.

   Nonetheless, there were Fund holdings that performed admirably in 2000. NOBEL BIOCARE, a Swedish medical technology company, was one such standout. The company's main business is dental implants, but it also makes hearing aids, face prostheses and dental crowns. The company is currently No. 1 on a global basis in the dental implant market. During the month of November, Nobel introduced a new treatment called Braanemark System Novum that enables dentists to perform a dental implant in just one day. In contrast, other treatments are extensive, taking months to complete. The company is also benefiting from cost-cutting programs that have increased margins, a series of successful product launches, and a roster of new products in the pipeline.
--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTMENT

                             [PLOT POINTS TO COME]




--------------------------------------------------------------------------------
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Passport Fund on 11/16/93, the Fund's inception, to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. The "since inception" performance data for the MSCI World ex U.S. Index is from November 30, 1993 through December 31, 2000. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

   We were also impressed with the performance of HIT Entertainment. HIT, based in the U.K., is Europe's leading independent producer and distributor of children's television and video programming. The company was founded in 1989 by a sales team formerly employed by Henson Associates, producers of The Muppet Show.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                               INCEPTION           1           5         SINCE
                                  DATE            YEAR       YEARS     INCEPTION
CLASS A SHARES
  With sales charge (5.75%)     12/31/99        (33.66%)       --       (33.66%)
  Without sales charge          12/31/99        (29.61%)       --       (29.61%)

CLASS B SHARES
  With redemption*              12/31/99        (32.85%)       --       (32.85%)
  Without redemption            12/31/99        (30.05%)       --       (30.05%)

CLASS C SHARES
  With redemption**             12/31/99        (30.13%)       --       (30.13%)
  Without redemption            12/31/99        (30.13%)       --       (30.13%)

CLASS F SHARES                  11/16/93        (29.65%)      12.61%     11.17%

CLASS R SHARES                  12/31/99        (29.44%)       --       (29.44%)

CLASS T SHARES
  With sales charge (4.50%)     12/31/99        (32.94%)       --       (32.94%)
  Without sales charge          12/31/99        (29.79%)       --       (29.79%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

COULD YOU DESCRIBE THE FACTORS THAT AFFECTED ASIAN AND EUROPEAN STOCKS THIS PAST YEAR?
In 2000, Japanese companies were not rewarded for their efforts to restructure on physical, governmental, and industrial levels--which needs to happen before the Japanese economy can move forward. In the United States, there is a big incentive to restructure, because companies receive instant gratification in the stock market when they do so. In Japan, the culture is quite different, which is why restructuring there has been occurring for the past eight years, at a very slow pace.

   As the year progressed, additional problems surfaced in Asia. First of all, most Asian countries import the majority of their oil, and with currencies being weak (oil is priced in U.S. dollars), energy costs were high for Asian countries. Second, Asian companies typically export their products to either the United States or Europe, and in cases where they were exported to Europe in 2000, the weak euro negatively impacted earnings. Finally, many firms from Southeast Asia manufacture electronics and export them to the U.S., and U.S. orders for electronics went down in the latter part of 2000 due to a slowdown in demand for personal computers and other electronic items. Two-thirds of the exports from Singapore and the Philippines are electronics, and half of the exports from Korea, Taiwan and Malaysia are electronics. The economies of these countries were therefore hard-hit by the decline in orders.

--------------------------------------------------------------------------------
   LARGEST EQUITY HOLDINGS
        1.      Grupo Dragados SA                       1.58%
        2.      Actelion Limited 144A                   1.58%
        3.      Man Group PLC                           1.53%
        4.      British Energy PLC                      1.50%
        5.      Grupo Auxiliar Metalurgico SA 144A      1.47%
        6.      Internatio-Muller NV                    1.39%
        7.      Volex Group                             1.36%
        8.      Turbo Genset, Inc.                      1.36%
        9.      HIT Entertainment PLC 144A              1.30%
        10.     Nobel Biocare                           1.30%

--------------------------------------------------------------------------------
     Portfolio holdings are subject to change.

   In light of these developments, we significantly reduced the Fund's exposure to Asia in the second half of the year, except in regards to our exposure to China. The prospect there of a World Trade Organization entry by mid-2001 continued to stimulate restructuring and mergers and acquisitions activity, and economic growth did not disappoint in 2000.

   Aside from this bright spot, there were few areas that offered respite from the declines growth companies experienced during the year. While European investments were more attractive than those in Japan, the steep drop of the euro cut into gains and worsened losses for the Fund's holdings in the United Kingdom, France, Germany, and other European countries.

WHAT IS YOUR INVESTMENT STRATEGY FOR PASSPORT FUND IN 2001?
Market corrections are to be expected, and it may take time for conditions overseas to stabilize. In the meantime, we plan on maintaining our emphasis on small international companies with annual growth rates of at least 20%, offered at reasonable prices.

   In the second half of 2000, we reduced our exposure to the technology sector, as we believe that many international small-cap firms representing this area may continue to struggle going forward. Meanwhile, our research led us to traditional, non-tech growth companies. Areas such as retail, energy services, and business services began to figure prominently in our strategies, and we positioned the Fund to capitalize in 2001 upon the growth we believe may come from the top-tier firms we identified in these industries.



/s/ TRACY STOUFFER
Tracy Stouffer, CFA
Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2000

SHARES                                              MARKET VALUE
----------------------------------------------------------------
COMMON STOCKS (FOREIGN)--103.0%
AEROSPACE/DEFENSE--1.4%
     35,625  Doncasters PLC (UK)                    $    712,500
     10,681  Societe Industrielle D'Aviations
             Latecoere SA (FR)                         1,062,986
      7,275  Zodiac SA (FR)                            2,008,121
                                                    ------------
                                                       3,783,607
                                                    ------------
AGRICULTURAL PRODUCTS--0.6%
     30,187  Nutreco Holding NV (NE)                   1,604,154
                                                    ------------
AIR FREIGHT--0.8%
    693,575  Mayne Nickless Limited (AU)               2,250,641
                                                    ------------
AIRLINES--1.3%
    379,175  EasyJet PLC (UK)*                         2,230,358
    590,125  Qantas Airways Limited (AU)               1,163,396
                                                    ------------
                                                       3,393,754
                                                    ------------
BANKS (MAJOR REGIONAL)--5.0%
    262,329  Anglo Irish Bank Corporation PLC (IE)       773,367
    640,000  Credito Emiliano SPA (IT)                 2,800,113
    103,400  Dah Sing Financial Group (HK)               556,776
    357,000  Guoco Group Limited (HK)                  1,064,148
  4,130,000  HKBC Bank Holding Company Limited
             (HK)                                      1,429,634
  4,286,000  International Bank of Asia (HK)           1,140,201
     26,545  Kempen & Company NV (NE)                  1,457,969
     52,775  OTP Bank (HU)                             2,962,681
     10,882  Powszechny Bank Kredytowy SA (PL)           279,127
    292,000  Wang Hang Bank Limited (HK)               1,055,706
     25,052  Wielkopolski Bank Kredytowy SA (PL)         166,104
                                                    ------------
                                                      13,685,826
                                                    ------------
BANKS (MONEY CENTER)--0.1%
     11,200  Banco Latinoamericano de
             Exportaciones SA Class E Sponsored
             ADR (PA)                               $    387,100
                                                    ------------
BEVERAGES (ALCOHOLIC)--1.8%
     42,050  Carlsberg AS (DE)*                        2,475,427
     34,300  Koninklijke Grolsch NV (NE)                 766,444
     54,075  Molson, Inc., Class A (CA)                1,548,086
                                                    ------------
                                                       4,789,957
                                                    ------------
BIOTECHNOLOGY--0.6%
     45,800  Genmab AS (DE)*                           1,054,277
      7,150  GPC Biotech AG 144A (GE)* +                 204,410
      2,900  Lion Bioscience AG (GE)*                    234,156
                                                    ------------
                                                       1,492,843
                                                    ------------
BROADCASTING (TV, RADIO & CABLE)--1.0%
    320,325  Canal Plus (FR)                           1,148,851
     55,050  Modern Times Group MTG AB Class B
             (SW)*                                     1,458,587
                                                    ------------
                                                       2,607,438
                                                    ------------
BUILDING MATERIALS--0.6%
     73,200  Buderus AG (GE)                           1,532,588
                                                    ------------
CHEMICALS (SPECIALTY)--2.1%
     17,100  Centrotec Hochleistungskunststoffe
             AG (GE)                                     244,033
  2,144,000  China Merchants Holdings
             International Company Limited (HK)        1,553,046
    185,875  Croda International PLC (UK)                744,166
  1,931,675  Pilkington PLC (UK)                       3,203,106
                                                    ------------
                                                       5,744,351
                                                    ------------

SHARES                                              MARKET VALUE
----------------------------------------------------------------

COMMUNICATION EQUIPMENT--1.2%
        625 HighWave Optical Technologies (FR)* $ 85,027 340 Huber & Suhner AG Registered Shares
             (SZ)                                        291,638
    115,980  KMW Company Limited (KR)*                   733,470
     45,650  Sierra Wireless (CA)*                     2,188,282
                                                    ------------
                                                       3,298,417
                                                    ------------
COMPUTERS (HARDWARE)--0.6%
     21,982  ADVA AG Optical Networking (GE)*          1,269,264
       7339  Pandatel AG (GE)*                           372,083
                                                    ------------
                                                       1,641,347
                                                    ------------
COMPUTERS (NETWORKING)--0.4%
     18,350  Forthnet SA (GR)*                           222,566
    170,775  Orchestream Holdings PLC (UK)*              696,468
     82,720  Securenet Limited (AU)*                     220,945
                                                    ------------
                                                       1,139,979
                                                    ------------
COMPUTERS (SOFTWARE & SERVICES)--4.9%
     53,375  AIT Group PLC (UK)                     $    932,906
    125,375  Baltimore Technologies PLC (UK)*            646,166
    208,325  Computershare Limited (AU)                  998,738
    179,900  Datalex PLC ADR (IE)*                     1,799,000
  1,114,900  Eyretel PLC (UK)*                         1,382,383
     44,725  Fibernet Group PLC (UK)*                    503,607
     12,825  HiQ International AB (SW)                    95,146
    307,625  Intec Telecom Systems PLC (UK)*           1,847,404
    132,450  Ncipher PLC (UK)*                           542,147
    152,525  NetStore PLC (UK)*                          186,612
     22,168  PinkRoccade NV (NE)*                      1,207,158
  1,172,425  RiverSoft PLC 144A (UK)* +                1,961,631
     40,100  SSH Communications Oyj 144A (FI)* +         579,795
    242,250  Telework Group PLC (UK)                     687,593
                                                    ------------
                                                      13,370,286
                                                    ------------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2000 (CONTINUED)

SHARES                                              MARKET VALUE
----------------------------------------------------------------
CONSTRUCTION (CEMENT & AGGREGATES)--0.9%
  1,033,150  Aggregate Industries PLC (UK)          $  1,238,576
    150,225  BPB PLC (UK)                                617,148
     59,750  Buzzi Unicem SPA (IT)                       513,297
                                                    ------------
                                                       2,369,021
                                                    ------------
CONSUMER FINANCE--0.4%
      4,700  Aggreko PLC (UK)                             28,998
    265,100  Cattles PLC (UK)                            986,105
                                                    ------------
                                                       1,015,103
                                                    ------------
DISTRIBUTORS (FOOD & HEALTH)--2.1%
    137,400  AS Det Ostasiatiske Kompagni (DE)*        2,972,717
  3,030,000  First Pacific Company Limited (HK)          864,338
     70,470  Sophus Berendsen AS (DE)                  1,959,002
                                                    ------------
                                                       5,796,057
                                                    ------------
ELECTRIC COMPANIES--2.3%
  8,296,000  Beijing Datang Power Generation
             Company Limited Class H 144A (CN) +       2,153,797
  1,062,625  British Energy PLC (UK)                   4,095,567
     57,025  Pacific Hydro Limited (AU)                   81,749
                                                    ------------
                                                       6,331,113
                                                    ------------
ELECTRICAL EQUIPMENT--6.0%
    518,440  Chloride Group PLC (UK)                $  1,262,410
     70,327  COR AG Insurance Technologies (GE)*       1,320,571
    374,875  Delta PLC (UK)                              845,625
     41,700  Densei-Lambda KK (JA)                       869,054
     77,000  Elektrim Spolka Akcyjna SA (PL)             942,819
     22,000  Eneserve Corporation (JA)                   789,842
     14,275  Global Thermoelectric, Inc. (CA)*           185,803
      2,395  Schaffner Holding AG Registered
             Shares (SZ)                                 768,528
     77,756  Silicon-On-Insulator Technologies
             (FR)*                                     1,898,090
    130,825  Turbo Genset, Inc. (UK)*                  3,715,242
    127,600  Volex Group (UK)                          3,717,060
                                                    ------------
                                                      16,315,044
                                                    ------------
ELECTRONICS (COMPONENT DISTRIBUTORS)--2.2%
    654,725  ERG Limited (AU)                            996,439
     50,140  Hoeft & Wessel AG (GE)*                     531,952
     31,350  IFX Power PLC (UK)                          484,721
      7,540  Leica Geosystems AG 144A (SZ)* +          2,326,442
      6,600  Moritex Corporation (JA)                    282,032
      1,350  Tecan AG (SZ)                             1,400,401
                                                    ------------
                                                       6,021,987
                                                    ------------

SHARES                                              MARKET VALUE
----------------------------------------------------------------
ELECTRONICS (SEMICONDUCTORS)--0.2%
    176,575  ARC International PLC (UK)*            $    604,058
                                                    ------------
ENGINEERING & CONSTRUCTION--6.8%
     64,229  Abengoa SA (SP)                           2,049,708
     49,475  ACS, Actividades de Construccion y
             Servicios SA (SP)                         1,165,921
    390,100  AMEC PLC (UK)                             2,010,524
     84,327  Amey PLC (UK)                             2,411,142
     10,934  Compagnie Francaise d'Etudes et de
             Construction Technip SA (FR)              1,587,078
    395,860  Grupo Dragados SA (SP)                    4,311,310
    213,925  Grupo Ferrovial SA (SP)                   2,732,152
      7,475  Heijmans NV (NE)                            135,099
    139,000  JGC Corporation (JA)                        948,170
     35,525  JM AB (SW)                                  786,893
     49,000  Tilbury Douglas PLC (UK)                    358,679
                                                    ------------
                                                      18,496,676
                                                    ------------
ENTERTAINMENT--1.3%
    592,050  HIT Entertainment PLC 144A (UK) +         3,551,062
                                                    ------------
FINANCIAL (DIVERSIFIED)--3.6%
  1,680,000  Beni Stabili SPA (IT)                  $    810,741
    720,600  BoE Limited (SA)                            425,506
      2,425  Castellum AB (SW)                            26,729
    340,850  Challenger International Limited (AU)       789,957
  1,600,000  China Everbright Limited (HK)             1,651,303
  1,078,000  China Resources Enterprise Limited
             (HK)                                      1,375,159
    120,100  Hammerson PLC (UK)                          830,689
  1,583,000  Keppel Lend Limited (SG)                  2,510,525
    396,000  Kerry Properties Limited (HK)               533,084
    162,700  Saville Gordon Estates PLC (UK)             216,318
    640,675  Stockford Limited (AU)*                     697,740
                                                    ------------
                                                       9,867,751
                                                    ------------
FOODS--2.4%
     52,950  CSM NV (NE)                               1,312,440
     38,000  Katokichi Company Limited (JA)              998,249
    169,047  Koninklijke Wessanen NV (NE)              2,087,098
    119,000  Meijio Milk Products Company Limited
             (JA)                                        521,016
    606,700  Northern Foods PLC (UK)                   1,250,741
      2,704  Royal Canin SA (FR)                         289,415
                                                    ------------
                                                       6,458,959
                                                    ------------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2000 (CONTINUED)

SHARES                                              MARKET VALUE
----------------------------------------------------------------

FOOTWEAR--0.5%
     33,250  Tod's SPA 144A (IT)* +                 $  1,442,259
                                                    ------------
GAMING, LOTTERY, &
PARIMUTUEL COMPANIES--0.4%
    653,225  TAB Limited (AU)                          1,147,327
                                                    ------------
HEALTHCARE (DIVERSIFIED)--4.0%
      9,450  Actelion Limited 144A (SZ)* +             4,292,009
    245,550  FH Faulding & Company (AU)                1,611,213
     31,115  Gedeon Richter (HU)                       1,837,100
     39,000  Kissei Pharmaceutical Company Limited
             (JA)                                        771,804
     96,400  Phytopharm PLC (UK)*                      1,224,081
    107,300  Pliva dd 144A (CR) +                      1,260,775
                                                    ------------
                                                      10,996,982
                                                    ------------
HEALTHCARE (LONG-TERM CARE)--1.5%
      5,794  Cerep SA (FR)*                              492,852
    114,800  Nobel Biocare (SW)                        3,540,544
                                                    ------------
                                                       4,033,396
                                                    ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)--5.6%
     49,646  Card-Guard Scientific Survival
             Limited (IS)*                             3,216,803
     34,600  Cochlear Limited (AU)                       701,305
      3,500  Disetronic Holding AG (SZ)                3,120,950
     39,125  Jomed NV (SZ)*                            2,148,797
     61,348  Oridion Systems Limited (IS)*             2,458,841
        689  Phonak Holding AG Registered Shares
             (SZ)                                      2,852,940
     40,000  Q-Med AB (SW)*                              813,947
                                                    ------------
                                                      15,313,583
                                                    ------------
HEALTHCARE (SPECIALIZED SERVICES)--0.7%
     61,747  SHL Telemedicine Limited (IS)*         $  1,828,976
HOMEBUILDING--1.1%
    184,675  Barratt Developments PLC (UK)               813,850
    776,450  Taylor Woodrow PLC (UK)                   2,064,656
                                                    ------------
                                                       2,878,506
                                                    ------------
HOUSEWARES--0.1%
     21,900  Sanrio Company Limited (JA)                 383,538
                                                    ------------
INSURANCE (LIFE & HEALTH)--0.6%
      7,800  Bayerische Vita SPA (IT)                     95,129
      7,575  Industrial Alliance Life Insurance
             Company (CA)                                205,009
     18,296  Scor (FR)                                   949,928
     76,950  St. James Place Capital PLC (UK)            480,506
                                                    ------------
                                                       1,730,572
                                                    ------------
INSURANCE (PROPERTY-CASUALTY)--0.7%
    106,245  Corporacion Mapfre, Compania
             Internacional de Reaseguros SA (SP)       2,024,949
                                                    ------------
INSURANCE BROKERS--0.3%
     98,550  Jardine Lloyd Thompson Group PLC (UK)       710,711
                                                    ------------

SHARES                                              MARKET VALUE
----------------------------------------------------------------

INVESTMENT BANKING & BROKERAGE--3.3%
    708,000  Hong Kong Exchanges & Clearing
             Limited (HK)                           $  1,624,790
    453,300  Man Group PLC (UK)                        4,178,161
  1,662,000  Singapore Exchange Limited (SG)*          1,246,021
     21,045  Van der Moolen Holding NV (NE)            1,801,994
                                                    ------------
                                                       8,850,966
                                                    ------------
INVESTMENT MANAGEMENT--0.2%
      1,575  Generics Group AG (SZ)*                     570,567
                                                    ------------
LEISURE TIME (PRODUCTS)--1.3%
     74,525  Amer Group Limited (FI)                   1,959,159
     17,800  Tomy Company Limited (JA)                   427,075
     25,116  Zapf Creation AG (GE)                     1,084,721
                                                    ------------
                                                       3,470,955
                                                    ------------
LODGING-HOTELS--2.1%
     47,050  Intrawest Corporation (CA)                  931,916
    121,071  NH Hoteles SA (SP)                        1,489,090
    395,000  Overseas Union Enterprise Limited
             (SG)                                      1,549,020
     27,736  Pierre & Vacances 144A (FR) +             1,692,649
                                                    ------------
                                                       5,662,675
                                                    ------------
MACHINERY (DIVERSIFIED)--2.2%
     51,027  Babcock Borsig AG (GE)*                $  2,448,108
    312,700  Babcock International Group PLC (UK)        490,491
     43,550  NEG Micon AS (DE)*                        2,574,686
      4,841  Technotrans AG (GE)                         568,139
                                                    ------------
                                                       6,081,424
                                                    ------------
MANUFACTURING (DIVERSIFIED)--5.5%
    200,900  Bodycote International PLC (UK)             768,306
    556,000  Ferretti SPA (IT)*                        2,343,855
    795,462  FKI PLC (UK)                              2,614,306
    135,375  Halma PLC (UK)                              279,082
    164,725  Internatio-Muller NV (NE)                 3,789,093
  1,596,675  Kidde PLC (UK)*                           1,717,368
    785,000  OMNI Industries Limited (SG)              1,154,412
    323,400  Trelleborg AB (SW)                        2,330,687
                                                    ------------
                                                      14,997,109
                                                    ------------
METAL FABRICATORS--1.5%
    827,000  Natsteel Broadway Limited (SG)            1,364,025
    608,000  Natsteel Limited (SG)                     1,023,852
     30,494  Vallourec SA (FR)                         1,629,057
                                                    ------------
                                                       4,016,934
                                                    ------------
METALS MINING--2.6%
     85,950  Cominco Limited (CA)                      1,433,454
    415,000  Dowa Mining Company Limited (JA)          1,802,452
  4,351,675  M.I.M. Holdings Limited (AU)              2,804,880
  4,256,000  Yanzhou Coal Mining Company Limited
             Class H (CN)                              1,173,143
                                                    ------------
                                                       7,213,929
                                                    ------------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2000 (CONTINUED)

SHARES                                              MARKET VALUE
----------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES--0.3%
     35,200  Neopost SA (FR)*                       $    826,214
                                                    ------------
OIL & GAS (DRILLING & EQUIPMENT)--1.7%
      2,825  Bouygues Offshore SA (FR)                   128,638
     20,000  Ensign Resource Service Group, Inc.
             (CA)                                        739,015
    108,175  Expro International Group PLC (UK)          654,480
     27,775  Petroleum Geo-Services ASA Sponsored
             ADR (NW)*                                   369,755
     60,725  Precision Drilling Corporation (CA)*      2,274,155
        450  ProSafe ASA (NW)*                             6,940
     32,575  Smedvig ASA (NW)                            262,270
     12,425  TGS Nopec Geophysical Company ASA
             (NW)*                                       147,942
                                                    ------------
                                                       4,583,195
                                                    ------------
OIL & GAS (REFINING & MARKETING)--0.5%
    123,960  SK Corporation (KR)                       1,362,090
                                                    ------------
POWER PRODUCERS (INDEPENDENT)--2.3%
     16,418  Energiekontor AG (GE)*                    1,294,819
    155,475  Energy Developments Limited (AU)          1,096,800
    167,072  Grupo Auxiliar Metalurgico SA 144A
             (SP)* +                                   4,015,626
                                                    ------------
                                                       6,407,245
                                                    ------------
RAILROADS--0.5%
  1,328,186  Eurotunnel SA (FR)*                       1,321,826
                                                    ------------
RESTAURANTS--0.2%
     74,175  Enterprise Inns PLC (UK)                    516,643
                                                    ------------
RETAIL (DEPARTMENT STORES)--1.3%
    806,500  Debenhams PLC (UK)                     $  3,490,938
                                                    ------------
RETAIL (FOOD CHAINS)--0.8%
     61,475  Laurus NV (NE)                              582,948
  1,053,925  Somerfield PLC (UK)                       1,479,966
                                                    ------------
                                                       2,062,914
                                                    ------------
RETAIL (SPECIALTY)--1.7%
     28,300  Aldeasa SA (SP)                             544,691
     19,675  Douglas Holding AG (GE)                     720,425
     24,714  Fielmann AG (GE)                          1,044,155
      7,815  Rodriguez Group 144A (FR) +               2,383,168
                                                    ------------
                                                       4,692,439
                                                    ------------
RETAIL (SPECIALTY-APPAREL)--0.2%
    432,375  Arcadia Group PLC (UK)                      516,731
                                                    ------------
SERVICES (ADVERTISING/MARKETING)--0.5%
    912,800  Incepta Group PLC (UK)                    1,506,788
                                                    ------------
SERVICES (COMMERCIAL & CONSUMER)--2.9%
     65,620  Aurea Concesiones de Infraestructuras
             del Estado SA (SP)                        1,064,608
  4,338,000  Cosco Pacific Limited (HK)                3,364,774
    177,925  Enea Data AB (SW)                           709,022
      3,754  Flughafen Wien AG (AT)                      142,039
     71,825  Guardian IT PLC (UK)                      1,035,422
    150,250  ITG Group PLC 144A (IE)* +                  987,466
    252,562  Securicor PLC (UK)                          589,525
                                                    ------------
                                                       7,892,856
                                                    ------------

SHARES                                              MARKET VALUE
----------------------------------------------------------------
SHIPPING--1.2%
    109,675  Associated British Ports Holdings PLC
             (UK)                                   $    602,934
    300,343  Lang Corporation Limited (AU)             1,888,638
     27,175  Teleplan International NV (NE)*             905,748
                                                    ------------
                                                       3,397,320
                                                    ------------
SPECIALTY PRINTING--0.3%
    115,425  De La Rue PLC (UK)                          705,672
                                                    ------------
TELEPHONE--0.1%
    106,425  QS Communications AG (GE)*                  397,682
                                                    ------------
TEXTILES (APPAREL)--1.1%
     75,500  Carli Gry International AS (DE)             968,691
    287,000  Gunze Limited (JA)                          992,688
     88,000  Marzotto SPA (IT)                         1,041,029
                                                    ------------
                                                       3,002,408
                                                    ------------
TOBACCO--0.9%
  1,417,000  Shanghai Industrial Holdings Limited
             144A (HK) +                               2,579,700
                                                    ------------
TRUCKS & PARTS--1.0%
     89,990  Pinguely-Haulotte (FR)                    2,619,181
                                                    ------------
WATER UTILITIES--0.7%
    187,125  Kelda Group PLC (UK)                   $  1,087,416
     79,825  Pennon Group PLC (UK)                       787,041
                                                    ------------
                                                       1,874,457
                                                    ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$275,024,354)                                  280,660,776
                                                    ------------
RIGHTS--0.0%
     11,926  Fibernet Group PLC Rights (UK)*              26,724
                                                    ------------
                            TOTAL RIGHTS (COST--$0)        26,724


PRINCIPAL AMOUNT                                  AMORTIZED COST
----------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--2.7%
 $7,300,000  The Walt Disney Company
             6.50% 01/02/01                            7,298,682
                                                    ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$7,298,682)                            7,298,682
                                                    ------------
TOTAL INVESTMENTS--105.7%                             287,986,182
(COST--$282,323,036)
OTHER ASSETS AND LIABILITIES--(5.7%)                 (15,562,544)
                                                    ------------
NET ASSETS--100.0%                                   $272,423,638
                                                    ============

 * NON-INCOME PRODUCING.
 + SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
   RESTRICTED FOR RESALE.
   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
Investment securities, at cost.......    $282,323,036
                                         ------------
Investment securities, at market.....     287,986,182
Cash.................................         105,494
Foreign currency (cost $4,282,790)...       4,374,811
Receivables:
  Investment securities sold.........       9,582,563
  Capital shares sold................       1,833,714
  Dividends..........................         254,862
Other assets.........................         169,197
                                         ------------
    Total Assets.....................     304,306,823
                                         ------------
LIABILITIES
Payables:
  Investment securities purchased....      26,408,691
  Capital shares redeemed............       5,040,515
  Advisory fees......................         234,056
  Shareholder servicing fees.........          29,198
  Accounting fees....................           5,783
  Distribution fees..................          98,796
  Other..............................          66,146
                                         ------------
    Total Liabilities................      31,883,185
                                         ------------
Net Assets...........................    $272,423,638
                                         ============

Net Assets--Class A..................    $ 36,352,725
Shares Outstanding--Class A..........       2,563,551
Net Asset Value, Redemption Price Per
  Share..............................    $      14.18
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $      15.05
Net Assets--Class B..................    $ 35,000,254
Shares Outstanding--Class B..........       2,485,930
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $      14.08
Net Assets--Class C..................    $ 17,925,099
Shares Outstanding--Class C..........       1,275,283
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $      14.06
Net Assets--Class F..................    $182,036,037
Shares Outstanding--Class F..........      12,850,917
Net Asset Value, Offering and
  Redemption Price Per Share.........    $      14.17
Net Assets--Class R..................    $    240,728
Shares Outstanding--Class R..........          16,925
Net Asset Value, Offering and
  Redemption Price Per Share.........    $      14.22
Net Assets--Class T..................    $    868,795
Shares Outstanding--Class T..........          61,434
Net Asset Value, Redemption Price Per
  Share..............................    $      14.14
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $      14.81

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended
December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends..........................    $    2,703,805
  Interest...........................           501,253
  Foreign taxes withheld.............          (299,446)
                                         --------------
    Total Investment Income..........         2,905,612
                                         --------------
Expenses:
  Advisory fees--Note 2..............         3,636,055
  Shareholder servicing fees--Note
    2................................           361,741
  Accounting fees--Note 2............            93,047
  Distribution fees--Note 2..........         1,145,948
  Transfer agency fees--Note 2.......           243,719
  Registration fees..................           130,125
  Postage and mailing expenses.......            30,372
  Custodian fees and expenses--Note
    2................................           884,953
  Printing expenses..................            40,691
  Legal and audit fees...............            20,330
  Directors' fees and expenses.......            38,410
  Line of Credit expenses............            89,058
  Other expenses.....................            62,031
                                         --------------
    Total Expenses...................         6,776,480
    Earnings Credits.................           (82,646)
    Expense Offset to Broker
      Commissions....................            (2,246)
                                         --------------
    Net Expenses.....................         6,691,588
                                         --------------
  Net Investment (Loss)..............        (3,785,976)
                                         --------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
Security Transactions:
  Proceeds from long-term securities
  sold...............................     1,964,038,888
  Proceeds from long-term U.S.
  Government Obligations sold........                 0
  Cost of securities sold............     2,081,130,515
                                         --------------
Net Realized (Loss) from Security
  Transactions.......................      (117,091,627)
Net Realized (Loss) from Foreign
  Currency Transactions..............          (275,400)
Net Change in Unrealized
  Appreciation/Depreciation..........       (53,858,079)
                                         --------------
    Net Realized and Unrealized
    (Loss) on Investments and
    Foreign Currency Transactions....      (171,225,106)
                                         --------------
Net (Decrease) in Net Assets
  Resulting from Operations..........    $ (175,011,082)
                                         ==============
Purchases of long-term securities....    $2,137,775,056
                                         ==============
Purchases of long-term U.S.
  Government Obligations.............    $            0
                                         ==============

  SEE NOTES TO FINANCIAL STATEMENTS.
22

STATEMENTS OF CHANGES IN NET ASSETS

                                            Year        Year or Period
                                           ended            ended
                                          12/31/00        12/31/99*
                                        ------------     ------------
OPERATIONS
Net Investment (Loss)................   $ (3,785,976)    $ (1,236,397)
Net Realized Gain (Loss) from
Security Transactions................   (117,091,627)      77,830,326
Net Realized (Loss) from Foreign
  Currency Transactions..............       (275,400)         (67,544)
Net Change in Unrealized
  Appreciation/Depreciation..........    (53,858,079)      28,880,978
                                        ------------     ------------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations.......................   (175,011,082)     105,407,363
                                        ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A............................     (4,684,709)               0
  Class B............................     (4,598,497)               0
  Class C............................     (2,321,077)               0
  Class F............................    (23,758,606)     (42,827,453)
  Class R............................        (31,636)               0
  Class T............................       (110,544)               0
                                        ------------     ------------
Net (Decrease) from Dividends and
  Distributions......................   $(35,505,069)    $(42,827,453)
                                        ------------     ------------

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.
   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)


                                            Year        Year or Period
                                           ended            ended
                                          12/31/00        12/31/99*
                                       -------------     ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A............................   $314,583,220     $      1,000
  Class B............................     77,900,401            1,000
  Class C............................     40,898,225            1,000
  Class F............................    595,575,464      306,249,149
  Class R............................        664,868            1,000
  Class T............................      2,291,610            1,000
Reinvested dividends and
  distributions
  Class A............................      2,660,126                0
  Class B............................      3,615,612                0
  Class C............................      1,681,312                0
  Class F............................     23,175,734       40,314,448
  Class R............................         30,913                0
  Class T............................        105,828                0
                                       -------------     ------------
                                       1,063,183,313      346,568,597
Cost of shares redeemed
  Class A............................   (251,376,860)               0
  Class B............................    (13,802,203)               0
  Class C............................     (9,202,266)               0
  Class F............................   (566,353,430)    (272,279,102)
  Class R............................       (237,139)               0
  Class T............................       (713,182)               0
                                       -------------     ------------
                                        (841,685,080)    (272,279,102)
Net Increase from Capital Share
Transactions.........................    221,498,233       74,289,495
                                       -------------     ------------
Net Increase in Net Assets...........     10,982,082      136,869,405

                                            Year        Year or Period
                                           ended            ended
                                          12/31/00        12/31/99*
                                        ------------     ------------
NET ASSETS
  Beginning of year..................   $261,441,556     $124,572,151
                                        ------------     ------------
  End of year........................   $272,423,638     $261,441,556
                                        ============     ============
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................   $384,871,667     $167,302,680
Accumulated undistributed
  (distribution in excess of)
  net investment income..............         (6,914)         (39,411)
Accumulated undistributed net
  realized gain (loss) from security
  transactions.......................   (118,065,924)      34,695,399
Unrealized appreciation on
  investments and foreign currency
  transactions.......................      5,624,809       59,482,888
                                        ------------     ------------
Total................................   $272,423,638     $261,441,556
                                        ============     ============

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            Year ended
                                         December 31, 2000
                                         -----------------

CLASS A SHARES
Net Asset Value, beginning of
  period.............................         $ 22.93
Income from investment operations:
    Net investment (loss)............           (0.13)
    Net (losses) on securities (both
      realized and unrealized).......           (6.65)
                                              -------
         Total from investment
           operations................           (6.78)
Less distributions:
    From net investment income.......            0.00
    In excess of net realized
      gains..........................           (1.97)
                                              -------
         Total distributions.........           (1.97)
Net Asset Value, end of period.......         $ 14.18
                                              =======
Total Return/Ratios
    Total return.....................          (29.61%)*
    Net assets, end of period
      (000s).........................         $36,353
    Net expenses to average net
      assets#........................            1.59%
    Gross expenses to average net
      assets#........................            1.61%
    Net investment (loss) to average
      net assets.....................           (0.80%)
    Portfolio turnover rate@.........             535%

* Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            Year ended
                                         December 31, 2000
                                         -----------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................         $ 22.93
Income from investment operations:
    Net investment (loss)............           (0.23)
    Net (losses) on securities (both
      realized and unrealized).......           (6.65)
                                              -------
         Total from investment
           operations................           (6.88)
Less distributions:
    From net investment income.......            0.00
    In excess of net realized
      gains..........................           (1.97)
                                              -------
         Total distributions.........           (1.97)
Net Asset Value, end of period.......         $ 14.08
                                              =======
Total Return/Ratios
    Total return.....................          (30.05%)*
    Net assets, end of period
      (000s).........................         $35,000
    Net expenses to average net
      assets#........................            2.35%
    Gross expenses to average net
      assets#........................            2.38%
    Net investment (loss) to average
      net assets.....................           (1.50%)
    Portfolio turnover rate@.........             535%

* Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            Year ended
                                         December 31, 2000
                                         -----------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................         $ 22.93
Income from investment operations:
    Net investment (loss)............           (0.21)
    Net (losses) on securities (both
      realized and unrealized).......           (6.69)
                                              -------
         Total from investment
           operations................           (6.90)
Less distributions:
    From net investment income.......            0.00
    In excess of net realized
      gains..........................           (1.97)
                                              -------
         Total distributions.........           (1.97)
Net Asset Value, end of period.......         $ 14.06
                                              =======
Total Return/Ratios
    Total return.....................          (30.13%)*
    Net assets, end of period
      (000s).........................         $17,925
    Net expenses to average net
      assets#........................            2.35%
    Gross expenses to average net
      assets#........................            2.38%
    Net investment (loss) to average
      net assets.....................           (1.50%)
    Portfolio turnover rate@.........             535%

* Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                        Year ended December 31,
                                        --------------------------------------------------------
                                          2000        1999        1998        1997        1996
                                        --------    --------    --------    --------    --------
CLASS F SHARES
Net Asset Value, beginning of period.   $  22.93    $  14.93    $  13.64    $  13.91    $  11.68
Income from investment operations:
    Net investment income (loss).....      (0.19)      (0.11)       0.00        0.02        0.04
    Net gains (losses) on securities
      (both realized and unrealized).      (6.60)      12.94        1.68        0.22        2.30
                                        --------    --------    --------    --------    --------
        Total from investment
          operations.................      (6.79)      12.83        1.68        0.24        2.34
Less distributions:
    From net investment income.......       0.00        0.00       (0.01)      (0.03)      (0.02)
    From net realized gains..........       0.00       (4.83)      (0.38)      (0.48)      (0.09)
    In excess of net realized gains..      (1.97)       0.00        0.00        0.00        0.00
                                        --------    --------    --------    --------    --------
        Total distributions..........      (1.97)      (4.83)      (0.39)      (0.51)      (0.11)
    Net Asset Value, end of period...   $  14.17    $  22.93    $  14.93    $  13.64    $  13.91
                                        ========    ========    ========    ========    ========
Total Return/Ratios
    Total return.....................     (29.65%)     87.44%      12.50%       1.70%      20.05%
    Net assets, end of period (000s).   $182,036    $261,437    $124,572    $122,646    $177,921
    Net expenses to average net
      assets#........................       1.59%       1.63%       1.52%       1.53%       1.57%
    Gross expenses to average net
      assets#........................       1.61%       1.64%       1.54%       1.55%       1.59%
    Net investment income (loss) to
      average net assets.............      (0.88%)     (0.91%)      0.09%       0.20%       0.40%
    Portfolio turnover rate@.........        535%        330%         34%         51%         58%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            Year ended
                                         December 31, 2000
                                         -----------------
CLASS R SHARES
Net Asset Value, beginning of
  period.............................         $ 22.93
Income from investment operations:
    Net investment (loss)............           (0.09)
    Net (losses) on securities (both
      realized and unrealized).......           (6.65)
                                              -------
         Total from investment
           operations................           (6.74)
Less distributions:
    From net investment income.......            0.00
    In excess of net realized
      gains..........................           (1.97)
                                              -------
         Total distributions.........           (1.97)
Net Asset Value, end of period.......         $ 14.22
                                              =======
Total Return/Ratios
    Total return.....................          (29.44%)
    Net assets, end of period
      (000s).........................         $   241
    Net expenses to average net
      assets#........................            1.31%
    Gross expenses to average net
      assets#........................            1.33%
    Net investment (loss) to average
      net assets.....................           (0.55%)
    Portfolio turnover rate@.........             535%


# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            Year ended
                                         December 31, 2000
                                         -----------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................         $ 22.93
Income from investment operations:
    Net investment (loss)............           (0.16)
    Net (losses) on securities (both
      realized and unrealized).......           (6.66)
                                              -------
         Total from investment
           operations................           (6.82)
Less distributions:
    From net investment income.......            0.00
    In excess of net realized
      gains..........................           (1.97)
                                              -------
         Total distributions.........           (1.97)
Net Asset Value, end of period.......         $ 14.14
                                              =======
Total Return/Ratios
    Total return.....................          (29.79%)*
    Net assets, end of period
      (000s).........................         $   869
    Net expenses to average net
      assets#........................            1.84%
    Gross expenses to average net
      assets#........................            1.87%
    Net investment (loss) to average
      net assets.....................           (1.00%)
    Portfolio turnover rate@.........             535%

* Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Passport Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market.

  The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2000 for settling foreign trades is listed on the Statement of Assets and Liabilities.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.

  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

  In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements resulting from the adoption of this change.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $66,849 during the year ended December 31, 2000 from commissions earned on sales of Fund shares.

  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $66,604 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.

  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $106,667, $95,665, $44,725, and $2,395, respectively, for shareholder servicing fees under the plan.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and Class T shares were charged $286,995, $134,178, $722,379, and $2,395, respectively, pursuant to the Distribution Plans.

  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

  The officers of the Company are also officers and/or directors of Founders.

  Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
   $3,818,473                      $110,773                    $(3,929,246)

  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:

Net Capital Loss Carryovers..........   $ 77,954,682
Post-October Capital Loss Deferral...   $ 37,660,151
Post-October Currency Loss
  Deferral...........................   $     23,356
Federal Tax Cost.....................   $284,774,127
Unrealized Appreciation..............   $ 15,771,334
Unrealized (Depreciation)............   $(12,559,279)
Net Appreciation/(Depreciation)......   $  3,212,055

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 400 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          Year       Year or Period
                                          ended           ended
                                        12/31/00        12/31/99*
                                       -----------   ---------------
CLASS A
      Shares sold....................   14,444,282              44
      Shares issued for dividends
        reinvested...................      186,938               0
      Shares redeemed................  (12,067,713)              0
      Net Increase in Shares
        Outstanding..................    2,563,507              44

CLASS B
      Shares sold....................    2,985,095              44
      Shares issued for dividends
        reinvested...................      255,882               0
      Shares redeemed................     (755,091)              0
      Net Increase in Shares
        Outstanding..................    2,485,886              44

CLASS C
      Shares sold....................    1,652,714              44
      Shares issued for dividends
        reinvested...................      119,157               0
      Shares redeemed................     (496,632)              0
      Net Increase in Shares
        Outstanding..................    1,275,239              44

CLASS F
      Shares sold....................   23,802,574      16,115,124
      Shares issued for dividends
        reinvested...................    1,630,697       1,840,962
      Shares redeemed................  (23,985,930)    (14,895,211)
      Net Increase in Shares
        Outstanding..................    1,447,341       3,060,875

CLASS R
      Shares sold....................       26,127              44
      Shares issued for dividends
        reinvested...................        2,166               0
      Shares redeemed................      (11,412)              0
      Net Increase in Shares
        Outstanding..................       16,881              44

CLASS T
      Shares sold....................       89,145              44
      Shares issued for dividends
        reinvested...................        7,458               0
      Shares redeemed................      (35,213)              0
      Net Increase in Shares
        Outstanding..................       61,390              44

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings will be limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings will be subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2000 there were no such borrowings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Passport Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



/s/PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP

Denver, Colorado
February 6, 2001

OTHER INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

FOR MORE INFORMATION

DREYFUS FOUNDERS PASSPORT FUND              DISTRIBUTOR
2930 East Third Avenue                      Dreyfus Service Corporation
Denver, CO  80206                           200 Park Avenue
                                            New York, NY 10166
INVESTMENT MANAGER
Founders Asset Management LLC               FUND DIRECTORS
2930 East Third Avenue                      Eugene H. Vaughan, Jr., Chairman
Denver, CO  80206                           Alan S. Danson
                                            Joan D. Manley
TRANSFER AGENT AND                          Robert P. Mastrovita
DIVIDEND DISBURSING AGENT                   Trygve E. Myhren
Investors Trust Company                     George W. Phillips
801 Pennsylvania                            Jay A. Precourt
Kansas City, MO  64105




HOW TO CONTACT US

Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2001

(C)2001, Founders Asset Management, LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-646-PAS

DREYFUS FOUNDERS
PASSPORT FUND




ANNUAL REPORT
DECEMBER 31, 2000

TABLE OF CONTENTS



About this Report                        3
A Message from Founders                  4
Management Overview                      6
Statement of Investments                12
Statement of Assets and Liabilities     20
Statement of Operations                 22
Statements of Changes in Net Assets     23
Financial Highlights                    26
Notes to Financial Statements           32
Report of Independent Accountants       40
Other Information                       41


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS
The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

   AU      Australia       GR      Greece          NW      Norway
   AT      Austria         HK      Hong Kong       PA      Panama
   BR      Brazil          HU      Hungary         PL      Poland
   CA      Canada          IE      Ireland         SA      South Africa
   CN      China           IS      Israel          SG      Singapore
   CR      Croatia         IT      Italy           SP      Spain
   DE      Denmark         JA      Japan           SW      Sweden
   FI      Finland         KR      South Korea     SZ      Switzerland
   FR      France          LU      Luxembourg      TW      Taiwan
   GE      Germany         MX      Mexico          UK      United Kingdom
                           NE      Netherlands

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
            o NOT-FDIC-INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

ABOUT THIS REPORT

HISTORICAL RETURNS
All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

COMPARATIVE INDEXES
The comparative indexes included with the Fund's performance chart are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund.

o The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS


[                    ]  Dear Fellow Shareholder:
[    PICTURE OF      ]
[  RICHARD W. SABO   ]  With all of the anticipation surrounding the dawn of a
[                    ]  new millennium and the confidence stemming from 1999's
historic returns, we began the year 2000 with high expectations. The NASDAQ seemed unstoppable, the "New Economy" continued to rewrite economic rules of yesterday, and the soaring tech sector retained its dominant position during the first few months of the year.

   Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000
Interest rate hikes and investors' questions about high stock valuations were the first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

   In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS
There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A COMPANY CREDO. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o THE IMPORTANCE OF DISCIPLINE. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o READY FOR FUTURE OPPORTUNITIES. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.

Respectfully,


/s/ RICHARD W. SABO
Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends or coupon payments.

MANAGEMENT OVERVIEW



[                  ]   A DISCUSSION WITH PORTFOLIO MANAGER TRACY STOUFFER, CFA
[   PICTURE OF     ]
[  TRACY STOUFFER  ]   HOW DID THE PASSPORT FUND PERFORM DURING 2000?
[                  ]   The year 2000 served as a sharp reminder that the
international small-cap arena is one of the most volatile. In contrast to its outstanding performance in 1999, Passport Fund's showing in 2000 was a disappointment. The overseas markets lacked strength, for a number of reasons: impediments to restructuring efforts in Asia; a weak euro, which exacerbated losses and undercut gains in European holdings; and a dearth of liquidity in international small-cap markets, making for very low trading volumes. Also, we saw a total of 117 interest rate raises overseas in 2000. Indeed, the U.S. was not the only country affected by tight economic policies, and therefore international markets failed to provide safe havens during the United States' economic slowdown. (See page 9 for the Fund's total returns.)

WHAT CAUSED THE FUND'S FALLOFF FROM ITS MARCH HIGH?
In analyzing the Fund's significant fall from this peak, we've identified a few key catalysts that, in combination with a sudden change for the worse in market conditions, led to disappointing returns for the Fund throughout the majority of the year. Perhaps the largest obstacle was the complete shift in global

-------------------------------------------------------------
|    FUND AT A GLANCE                                       |
|    This fund invests primarily in common stocks of small, |
|    rapidly growing companies outside the U.S.             |
-------------------------------------------------------------
investors' attitude. With markets turning down and little on the horizon to indicate when they might improve, investors sought conservative, value-oriented investments over the growth stocks of interest to Passport Fund. We saw many holdings lose ground for no other reason than their association with high-growth areas such as technology and communications.

   The reduced liquidity in small-cap markets--brought on by prolonged profit-taking and investors' lack of interest in small-cap growth stocks--was another trend that held the Fund back. We believe that the risk entailed in international small-cap investing warrants an aggressive buy and sell discipline. With this in mind, we respond quickly to research findings and maintain a large number of holdings in order to diversify the portfolio--strategies that resulted in a strong 1999 return. However, it was difficult to move in and out of stocks with the efficiency we would have liked in 2000, and this weighed upon Passport's performance.

--------------------------------------------------------------------------------
  PORTFOLIO COMPOSITION

  26.74%       United Kingdom
   7.39%       France
   7.12%       Spain
   6.90%       Hong Kong
   6.52%       Switzerland
   6.04%       Australia
   5.74%       Netherlands
   4.87%       Germany
  (3.04)%      Other Assets & Liabilities
  31.72%       Other Countries
--------------------------------------------------------------------------------
Portfolio composition is subject to change.

   Nonetheless, there were Fund holdings that performed admirably in 2000. NOBEL BIOCARE, a Swedish medical technology company, was one such standout. The company's main business is dental implants, but it also makes hearing aids, face prostheses and dental crowns. The company is currently No. 1 on a global basis in the dental implant market. During the month of November, Nobel introduced a new treatment called Braanemark System Novum that enables dentists to perform a dental implant in just one day. In contrast, other treatments are extensive, taking months to complete. The company is also benefiting from cost-cutting programs that have increased margins, a series of successful product launches, and a roster of new products in the pipeline.
--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTMENT

                             [PLOT POINTS TO COME]




--------------------------------------------------------------------------------
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Passport Fund on 11/16/93, the Fund's inception, to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. The "since inception" performance data for the MSCI World ex U.S. Index is from November 30, 1993 through December 31, 2000. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

   We were also impressed with the performance of HIT Entertainment. HIT, based in the U.K., is Europe's leading independent producer and distributor of children's television and video programming. The company was founded in 1989 by a sales team formerly employed by Henson Associates, producers of The Muppet Show.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                               INCEPTION           1           5         SINCE
                                  DATE            YEAR       YEARS     INCEPTION
CLASS A SHARES
  With sales charge (5.75%)     12/31/99        (33.66%)       --       (33.66%)
  Without sales charge          12/31/99        (29.61%)       --       (29.61%)

CLASS B SHARES
  With redemption*              12/31/99        (32.85%)       --       (32.85%)
  Without redemption            12/31/99        (30.05%)       --       (30.05%)

CLASS C SHARES
  With redemption**             12/31/99        (30.13%)       --       (30.13%)
  Without redemption            12/31/99        (30.13%)       --       (30.13%)

CLASS F SHARES                  11/16/93        (29.65%)      12.61%     11.17%

CLASS R SHARES                  12/31/99        (29.44%)       --       (29.44%)

CLASS T SHARES
  With sales charge (4.50%)     12/31/99        (32.94%)       --       (32.94%)
  Without sales charge          12/31/99        (29.79%)       --       (29.79%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

COULD YOU DESCRIBE THE FACTORS THAT AFFECTED ASIAN AND EUROPEAN STOCKS THIS PAST YEAR?
In 2000, Japanese companies were not rewarded for their efforts to restructure on physical, governmental, and industrial levels--which needs to happen before the Japanese economy can move forward. In the United States, there is a big incentive to restructure, because companies receive instant gratification in the stock market when they do so. In Japan, the culture is quite different, which is why restructuring there has been occurring for the past eight years, at a very slow pace.

   As the year progressed, additional problems surfaced in Asia. First of all, most Asian countries import the majority of their oil, and with currencies being weak (oil is priced in U.S. dollars), energy costs were high for Asian countries. Second, Asian companies typically export their products to either the United States or Europe, and in cases where they were exported to Europe in 2000, the weak euro negatively impacted earnings. Finally, many firms from Southeast Asia manufacture electronics and export them to the U.S., and U.S. orders for electronics went down in the latter part of 2000 due to a slowdown in demand for personal computers and other electronic items. Two-thirds of the exports from Singapore and the Philippines are electronics, and half of the exports from Korea, Taiwan and Malaysia are electronics. The economies of these countries were therefore hard-hit by the decline in orders.

--------------------------------------------------------------------------------
   LARGEST EQUITY HOLDINGS
        1.      Grupo Dragados SA                       1.58%
        2.      Actelion Limited 144A                   1.58%
        3.      Man Group PLC                           1.53%
        4.      British Energy PLC                      1.50%
        5.      Grupo Auxiliar Metalurgico SA 144A      1.47%
        6.      Internatio-Muller NV                    1.39%
        7.      Volex Group                             1.36%
        8.      Turbo Genset, Inc.                      1.36%
        9.      HIT Entertainment PLC 144A              1.30%
        10.     Nobel Biocare                           1.30%

--------------------------------------------------------------------------------
     Portfolio holdings are subject to change.

   In light of these developments, we significantly reduced the Fund's exposure to Asia in the second half of the year, except in regards to our exposure to China. The prospect there of a World Trade Organization entry by mid-2001 continued to stimulate restructuring and mergers and acquisitions activity, and economic growth did not disappoint in 2000.

   Aside from this bright spot, there were few areas that offered respite from the declines growth companies experienced during the year. While European investments were more attractive than those in Japan, the steep drop of the euro cut into gains and worsened losses for the Fund's holdings in the United Kingdom, France, Germany, and other European countries.

WHAT IS YOUR INVESTMENT STRATEGY FOR PASSPORT FUND IN 2001?
Market corrections are to be expected, and it may take time for conditions overseas to stabilize. In the meantime, we plan on maintaining our emphasis on small international companies with annual growth rates of at least 20%, offered at reasonable prices.

   In the second half of 2000, we reduced our exposure to the technology sector, as we believe that many international small-cap firms representing this area may continue to struggle going forward. Meanwhile, our research led us to traditional, non-tech growth companies. Areas such as retail, energy services, and business services began to figure prominently in our strategies, and we positioned the Fund to capitalize in 2001 upon the growth we believe may come from the top-tier firms we identified in these industries.



/s/ TRACY STOUFFER
Tracy Stouffer, CFA
Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2000

SHARES                                              MARKET VALUE
----------------------------------------------------------------
COMMON STOCKS (FOREIGN)--103.0%
AEROSPACE/DEFENSE--1.4%
     35,625  Doncasters PLC (UK)                    $    712,500
     10,681  Societe Industrielle D'Aviations
             Latecoere SA (FR)                         1,062,986
      7,275  Zodiac SA (FR)                            2,008,121
                                                    ------------
                                                       3,783,607
                                                    ------------
AGRICULTURAL PRODUCTS--0.6%
     30,187  Nutreco Holding NV (NE)                   1,604,154
                                                    ------------
AIR FREIGHT--0.8%
    693,575  Mayne Nickless Limited (AU)               2,250,641
                                                    ------------
AIRLINES--1.3%
    379,175  EasyJet PLC (UK)*                         2,230,358
    590,125  Qantas Airways Limited (AU)               1,163,396
                                                    ------------
                                                       3,393,754
                                                    ------------
BANKS (MAJOR REGIONAL)--5.0%
    262,329  Anglo Irish Bank Corporation PLC (IE)       773,367
    640,000  Credito Emiliano SPA (IT)                 2,800,113
    103,400  Dah Sing Financial Group (HK)               556,776
    357,000  Guoco Group Limited (HK)                  1,064,148
  4,130,000  HKBC Bank Holding Company Limited
             (HK)                                      1,429,634
  4,286,000  International Bank of Asia (HK)           1,140,201
     26,545  Kempen & Company NV (NE)                  1,457,969
     52,775  OTP Bank (HU)                             2,962,681
     10,882  Powszechny Bank Kredytowy SA (PL)           279,127
    292,000  Wang Hang Bank Limited (HK)               1,055,706
     25,052  Wielkopolski Bank Kredytowy SA (PL)         166,104
                                                    ------------
                                                      13,685,826
                                                    ------------
BANKS (MONEY CENTER)--0.1%
     11,200  Banco Latinoamericano de
             Exportaciones SA Class E Sponsored
             ADR (PA)                               $    387,100
                                                    ------------
BEVERAGES (ALCOHOLIC)--1.8%
     42,050  Carlsberg AS (DE)*                        2,475,427
     34,300  Koninklijke Grolsch NV (NE)                 766,444
     54,075  Molson, Inc., Class A (CA)                1,548,086
                                                    ------------
                                                       4,789,957
                                                    ------------
BIOTECHNOLOGY--0.6%
     45,800  Genmab AS (DE)*                           1,054,277
      7,150  GPC Biotech AG 144A (GE)* +                 204,410
      2,900  Lion Bioscience AG (GE)*                    234,156
                                                    ------------
                                                       1,492,843
                                                    ------------
BROADCASTING (TV, RADIO & CABLE)--1.0%
    320,325  Canal Plus (FR)                           1,148,851
     55,050  Modern Times Group MTG AB Class B
             (SW)*                                     1,458,587
                                                    ------------
                                                       2,607,438
                                                    ------------
BUILDING MATERIALS--0.6%
     73,200  Buderus AG (GE)                           1,532,588
                                                    ------------
CHEMICALS (SPECIALTY)--2.1%
     17,100  Centrotec Hochleistungskunststoffe
             AG (GE)                                     244,033
  2,144,000  China Merchants Holdings
             International Company Limited (HK)        1,553,046
    185,875  Croda International PLC (UK)                744,166
  1,931,675  Pilkington PLC (UK)                       3,203,106
                                                    ------------
                                                       5,744,351
                                                    ------------

SHARES                                              MARKET VALUE
----------------------------------------------------------------

COMMUNICATION EQUIPMENT--1.2%
        625 HighWave Optical Technologies (FR)* $ 85,027 340 Huber & Suhner AG Registered Shares
             (SZ)                                        291,638
    115,980  KMW Company Limited (KR)*                   733,470
     45,650  Sierra Wireless (CA)*                     2,188,282
                                                    ------------
                                                       3,298,417
                                                    ------------
COMPUTERS (HARDWARE)--0.6%
     21,982  ADVA AG Optical Networking (GE)*          1,269,264
       7339  Pandatel AG (GE)*                           372,083
                                                    ------------
                                                       1,641,347
                                                    ------------
COMPUTERS (NETWORKING)--0.4%
     18,350  Forthnet SA (GR)*                           222,566
    170,775  Orchestream Holdings PLC (UK)*              696,468
     82,720  Securenet Limited (AU)*                     220,945
                                                    ------------
                                                       1,139,979
                                                    ------------
COMPUTERS (SOFTWARE & SERVICES)--4.9%
     53,375  AIT Group PLC (UK)                     $    932,906
    125,375  Baltimore Technologies PLC (UK)*            646,166
    208,325  Computershare Limited (AU)                  998,738
    179,900  Datalex PLC ADR (IE)*                     1,799,000
  1,114,900  Eyretel PLC (UK)*                         1,382,383
     44,725  Fibernet Group PLC (UK)*                    503,607
     12,825  HiQ International AB (SW)                    95,146
    307,625  Intec Telecom Systems PLC (UK)*           1,847,404
    132,450  Ncipher PLC (UK)*                           542,147
    152,525  NetStore PLC (UK)*                          186,612
     22,168  PinkRoccade NV (NE)*                      1,207,158
  1,172,425  RiverSoft PLC 144A (UK)* +                1,961,631
     40,100  SSH Communications Oyj 144A (FI)* +         579,795
    242,250  Telework Group PLC (UK)                     687,593
                                                    ------------
                                                      13,370,286
                                                    ------------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2000 (CONTINUED)

SHARES                                              MARKET VALUE
----------------------------------------------------------------
CONSTRUCTION (CEMENT & AGGREGATES)--0.9%
  1,033,150  Aggregate Industries PLC (UK)          $  1,238,576
    150,225  BPB PLC (UK)                                617,148
     59,750  Buzzi Unicem SPA (IT)                       513,297
                                                    ------------
                                                       2,369,021
                                                    ------------
CONSUMER FINANCE--0.4%
      4,700  Aggreko PLC (UK)                             28,998
    265,100  Cattles PLC (UK)                            986,105
                                                    ------------
                                                       1,015,103
                                                    ------------
DISTRIBUTORS (FOOD & HEALTH)--2.1%
    137,400  AS Det Ostasiatiske Kompagni (DE)*        2,972,717
  3,030,000  First Pacific Company Limited (HK)          864,338
     70,470  Sophus Berendsen AS (DE)                  1,959,002
                                                    ------------
                                                       5,796,057
                                                    ------------
ELECTRIC COMPANIES--2.3%
  8,296,000  Beijing Datang Power Generation
             Company Limited Class H 144A (CN) +       2,153,797
  1,062,625  British Energy PLC (UK)                   4,095,567
     57,025  Pacific Hydro Limited (AU)                   81,749
                                                    ------------
                                                       6,331,113
                                                    ------------
ELECTRICAL EQUIPMENT--6.0%
    518,440  Chloride Group PLC (UK)                $  1,262,410
     70,327  COR AG Insurance Technologies (GE)*       1,320,571
    374,875  Delta PLC (UK)                              845,625
     41,700  Densei-Lambda KK (JA)                       869,054
     77,000  Elektrim Spolka Akcyjna SA (PL)             942,819
     22,000  Eneserve Corporation (JA)                   789,842
     14,275  Global Thermoelectric, Inc. (CA)*           185,803
      2,395  Schaffner Holding AG Registered
             Shares (SZ)                                 768,528
     77,756  Silicon-On-Insulator Technologies
             (FR)*                                     1,898,090
    130,825  Turbo Genset, Inc. (UK)*                  3,715,242
    127,600  Volex Group (UK)                          3,717,060
                                                    ------------
                                                      16,315,044
                                                    ------------
ELECTRONICS (COMPONENT DISTRIBUTORS)--2.2%
    654,725  ERG Limited (AU)                            996,439
     50,140  Hoeft & Wessel AG (GE)*                     531,952
     31,350  IFX Power PLC (UK)                          484,721
      7,540  Leica Geosystems AG 144A (SZ)* +          2,326,442
      6,600  Moritex Corporation (JA)                    282,032
      1,350  Tecan AG (SZ)                             1,400,401
                                                    ------------
                                                       6,021,987
                                                    ------------

SHARES                                              MARKET VALUE
----------------------------------------------------------------
ELECTRONICS (SEMICONDUCTORS)--0.2%
    176,575  ARC International PLC (UK)*            $    604,058
                                                    ------------
ENGINEERING & CONSTRUCTION--6.8%
     64,229  Abengoa SA (SP)                           2,049,708
     49,475  ACS, Actividades de Construccion y
             Servicios SA (SP)                         1,165,921
    390,100  AMEC PLC (UK)                             2,010,524
     84,327  Amey PLC (UK)                             2,411,142
     10,934  Compagnie Francaise d'Etudes et de
             Construction Technip SA (FR)              1,587,078
    395,860  Grupo Dragados SA (SP)                    4,311,310
    213,925  Grupo Ferrovial SA (SP)                   2,732,152
      7,475  Heijmans NV (NE)                            135,099
    139,000  JGC Corporation (JA)                        948,170
     35,525  JM AB (SW)                                  786,893
     49,000  Tilbury Douglas PLC (UK)                    358,679
                                                    ------------
                                                      18,496,676
                                                    ------------
ENTERTAINMENT--1.3%
    592,050  HIT Entertainment PLC 144A (UK) +         3,551,062
                                                    ------------
FINANCIAL (DIVERSIFIED)--3.6%
  1,680,000  Beni Stabili SPA (IT)                  $    810,741
    720,600  BoE Limited (SA)                            425,506
      2,425  Castellum AB (SW)                            26,729
    340,850  Challenger International Limited (AU)       789,957
  1,600,000  China Everbright Limited (HK)             1,651,303
  1,078,000  China Resources Enterprise Limited
             (HK)                                      1,375,159
    120,100  Hammerson PLC (UK)                          830,689
  1,583,000  Keppel Lend Limited (SG)                  2,510,525
    396,000  Kerry Properties Limited (HK)               533,084
    162,700  Saville Gordon Estates PLC (UK)             216,318
    640,675  Stockford Limited (AU)*                     697,740
                                                    ------------
                                                       9,867,751
                                                    ------------
FOODS--2.4%
     52,950  CSM NV (NE)                               1,312,440
     38,000  Katokichi Company Limited (JA)              998,249
    169,047  Koninklijke Wessanen NV (NE)              2,087,098
    119,000  Meijio Milk Products Company Limited
             (JA)                                        521,016
    606,700  Northern Foods PLC (UK)                   1,250,741
      2,704  Royal Canin SA (FR)                         289,415
                                                    ------------
                                                       6,458,959
                                                    ------------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2000 (CONTINUED)

SHARES                                              MARKET VALUE
----------------------------------------------------------------

FOOTWEAR--0.5%
     33,250  Tod's SPA 144A (IT)* +                 $  1,442,259
                                                    ------------
GAMING, LOTTERY, &
PARIMUTUEL COMPANIES--0.4%
    653,225  TAB Limited (AU)                          1,147,327
                                                    ------------
HEALTHCARE (DIVERSIFIED)--4.0%
      9,450  Actelion Limited 144A (SZ)* +             4,292,009
    245,550  FH Faulding & Company (AU)                1,611,213
     31,115  Gedeon Richter (HU)                       1,837,100
     39,000  Kissei Pharmaceutical Company Limited
             (JA)                                        771,804
     96,400  Phytopharm PLC (UK)*                      1,224,081
    107,300  Pliva dd 144A (CR) +                      1,260,775
                                                    ------------
                                                      10,996,982
                                                    ------------
HEALTHCARE (LONG-TERM CARE)--1.5%
      5,794  Cerep SA (FR)*                              492,852
    114,800  Nobel Biocare (SW)                        3,540,544
                                                    ------------
                                                       4,033,396
                                                    ------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)--5.6%
     49,646  Card-Guard Scientific Survival
             Limited (IS)*                             3,216,803
     34,600  Cochlear Limited (AU)                       701,305
      3,500  Disetronic Holding AG (SZ)                3,120,950
     39,125  Jomed NV (SZ)*                            2,148,797
     61,348  Oridion Systems Limited (IS)*             2,458,841
        689  Phonak Holding AG Registered Shares
             (SZ)                                      2,852,940
     40,000  Q-Med AB (SW)*                              813,947
                                                    ------------
                                                      15,313,583
                                                    ------------
HEALTHCARE (SPECIALIZED SERVICES)--0.7%
     61,747  SHL Telemedicine Limited (IS)*         $  1,828,976
HOMEBUILDING--1.1%
    184,675  Barratt Developments PLC (UK)               813,850
    776,450  Taylor Woodrow PLC (UK)                   2,064,656
                                                    ------------
                                                       2,878,506
                                                    ------------
HOUSEWARES--0.1%
     21,900  Sanrio Company Limited (JA)                 383,538
                                                    ------------
INSURANCE (LIFE & HEALTH)--0.6%
      7,800  Bayerische Vita SPA (IT)                     95,129
      7,575  Industrial Alliance Life Insurance
             Company (CA)                                205,009
     18,296  Scor (FR)                                   949,928
     76,950  St. James Place Capital PLC (UK)            480,506
                                                    ------------
                                                       1,730,572
                                                    ------------
INSURANCE (PROPERTY-CASUALTY)--0.7%
    106,245  Corporacion Mapfre, Compania
             Internacional de Reaseguros SA (SP)       2,024,949
                                                    ------------
INSURANCE BROKERS--0.3%
     98,550  Jardine Lloyd Thompson Group PLC (UK)       710,711
                                                    ------------

SHARES                                              MARKET VALUE
----------------------------------------------------------------

INVESTMENT BANKING & BROKERAGE--3.3%
    708,000  Hong Kong Exchanges & Clearing
             Limited (HK)                           $  1,624,790
    453,300  Man Group PLC (UK)                        4,178,161
  1,662,000  Singapore Exchange Limited (SG)*          1,246,021
     21,045  Van der Moolen Holding NV (NE)            1,801,994
                                                    ------------
                                                       8,850,966
                                                    ------------
INVESTMENT MANAGEMENT--0.2%
      1,575  Generics Group AG (SZ)*                     570,567
                                                    ------------
LEISURE TIME (PRODUCTS)--1.3%
     74,525  Amer Group Limited (FI)                   1,959,159
     17,800  Tomy Company Limited (JA)                   427,075
     25,116  Zapf Creation AG (GE)                     1,084,721
                                                    ------------
                                                       3,470,955
                                                    ------------
LODGING-HOTELS--2.1%
     47,050  Intrawest Corporation (CA)                  931,916
    121,071  NH Hoteles SA (SP)                        1,489,090
    395,000  Overseas Union Enterprise Limited
             (SG)                                      1,549,020
     27,736  Pierre & Vacances 144A (FR) +             1,692,649
                                                    ------------
                                                       5,662,675
                                                    ------------
MACHINERY (DIVERSIFIED)--2.2%
     51,027  Babcock Borsig AG (GE)*                $  2,448,108
    312,700  Babcock International Group PLC (UK)        490,491
     43,550  NEG Micon AS (DE)*                        2,574,686
      4,841  Technotrans AG (GE)                         568,139
                                                    ------------
                                                       6,081,424
                                                    ------------
MANUFACTURING (DIVERSIFIED)--5.5%
    200,900  Bodycote International PLC (UK)             768,306
    556,000  Ferretti SPA (IT)*                        2,343,855
    795,462  FKI PLC (UK)                              2,614,306
    135,375  Halma PLC (UK)                              279,082
    164,725  Internatio-Muller NV (NE)                 3,789,093
  1,596,675  Kidde PLC (UK)*                           1,717,368
    785,000  OMNI Industries Limited (SG)              1,154,412
    323,400  Trelleborg AB (SW)                        2,330,687
                                                    ------------
                                                      14,997,109
                                                    ------------
METAL FABRICATORS--1.5%
    827,000  Natsteel Broadway Limited (SG)            1,364,025
    608,000  Natsteel Limited (SG)                     1,023,852
     30,494  Vallourec SA (FR)                         1,629,057
                                                    ------------
                                                       4,016,934
                                                    ------------
METALS MINING--2.6%
     85,950  Cominco Limited (CA)                      1,433,454
    415,000  Dowa Mining Company Limited (JA)          1,802,452
  4,351,675  M.I.M. Holdings Limited (AU)              2,804,880
  4,256,000  Yanzhou Coal Mining Company Limited
             Class H (CN)                              1,173,143
                                                    ------------
                                                       7,213,929
                                                    ------------

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2000 (CONTINUED)

SHARES                                              MARKET VALUE
----------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES--0.3%
     35,200  Neopost SA (FR)*                       $    826,214
                                                    ------------
OIL & GAS (DRILLING & EQUIPMENT)--1.7%
      2,825  Bouygues Offshore SA (FR)                   128,638
     20,000  Ensign Resource Service Group, Inc.
             (CA)                                        739,015
    108,175  Expro International Group PLC (UK)          654,480
     27,775  Petroleum Geo-Services ASA Sponsored
             ADR (NW)*                                   369,755
     60,725  Precision Drilling Corporation (CA)*      2,274,155
        450  ProSafe ASA (NW)*                             6,940
     32,575  Smedvig ASA (NW)                            262,270
     12,425  TGS Nopec Geophysical Company ASA
             (NW)*                                       147,942
                                                    ------------
                                                       4,583,195
                                                    ------------
OIL & GAS (REFINING & MARKETING)--0.5%
    123,960  SK Corporation (KR)                       1,362,090
                                                    ------------
POWER PRODUCERS (INDEPENDENT)--2.3%
     16,418  Energiekontor AG (GE)*                    1,294,819
    155,475  Energy Developments Limited (AU)          1,096,800
    167,072  Grupo Auxiliar Metalurgico SA 144A
             (SP)* +                                   4,015,626
                                                    ------------
                                                       6,407,245
                                                    ------------
RAILROADS--0.5%
  1,328,186  Eurotunnel SA (FR)*                       1,321,826
                                                    ------------
RESTAURANTS--0.2%
     74,175  Enterprise Inns PLC (UK)                    516,643
                                                    ------------
RETAIL (DEPARTMENT STORES)--1.3%
    806,500  Debenhams PLC (UK)                     $  3,490,938
                                                    ------------
RETAIL (FOOD CHAINS)--0.8%
     61,475  Laurus NV (NE)                              582,948
  1,053,925  Somerfield PLC (UK)                       1,479,966
                                                    ------------
                                                       2,062,914
                                                    ------------
RETAIL (SPECIALTY)--1.7%
     28,300  Aldeasa SA (SP)                             544,691
     19,675  Douglas Holding AG (GE)                     720,425
     24,714  Fielmann AG (GE)                          1,044,155
      7,815  Rodriguez Group 144A (FR) +               2,383,168
                                                    ------------
                                                       4,692,439
                                                    ------------
RETAIL (SPECIALTY-APPAREL)--0.2%
    432,375  Arcadia Group PLC (UK)                      516,731
                                                    ------------
SERVICES (ADVERTISING/MARKETING)--0.5%
    912,800  Incepta Group PLC (UK)                    1,506,788
                                                    ------------
SERVICES (COMMERCIAL & CONSUMER)--2.9%
     65,620  Aurea Concesiones de Infraestructuras
             del Estado SA (SP)                        1,064,608
  4,338,000  Cosco Pacific Limited (HK)                3,364,774
    177,925  Enea Data AB (SW)                           709,022
      3,754  Flughafen Wien AG (AT)                      142,039
     71,825  Guardian IT PLC (UK)                      1,035,422
    150,250  ITG Group PLC 144A (IE)* +                  987,466
    252,562  Securicor PLC (UK)                          589,525
                                                    ------------
                                                       7,892,856
                                                    ------------

SHARES                                              MARKET VALUE
----------------------------------------------------------------
SHIPPING--1.2%
    109,675  Associated British Ports Holdings PLC
             (UK)                                   $    602,934
    300,343  Lang Corporation Limited (AU)             1,888,638
     27,175  Teleplan International NV (NE)*             905,748
                                                    ------------
                                                       3,397,320
                                                    ------------
SPECIALTY PRINTING--0.3%
    115,425  De La Rue PLC (UK)                          705,672
                                                    ------------
TELEPHONE--0.1%
    106,425  QS Communications AG (GE)*                  397,682
                                                    ------------
TEXTILES (APPAREL)--1.1%
     75,500  Carli Gry International AS (DE)             968,691
    287,000  Gunze Limited (JA)                          992,688
     88,000  Marzotto SPA (IT)                         1,041,029
                                                    ------------
                                                       3,002,408
                                                    ------------
TOBACCO--0.9%
  1,417,000  Shanghai Industrial Holdings Limited
             144A (HK) +                               2,579,700
                                                    ------------
TRUCKS & PARTS--1.0%
     89,990  Pinguely-Haulotte (FR)                    2,619,181
                                                    ------------
WATER UTILITIES--0.7%
    187,125  Kelda Group PLC (UK)                   $  1,087,416
     79,825  Pennon Group PLC (UK)                       787,041
                                                    ------------
                                                       1,874,457
                                                    ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$275,024,354)                                  280,660,776
                                                    ------------
RIGHTS--0.0%
     11,926  Fibernet Group PLC Rights (UK)*              26,724
                                                    ------------
                            TOTAL RIGHTS (COST--$0)        26,724


PRINCIPAL AMOUNT                                  AMORTIZED COST
----------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--2.7%
 $7,300,000  The Walt Disney Company
             6.50% 01/02/01                            7,298,682
                                                    ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$7,298,682)                            7,298,682
                                                    ------------
TOTAL INVESTMENTS--105.7%                             287,986,182
(COST--$282,323,036)
OTHER ASSETS AND LIABILITIES--(5.7%)                 (15,562,544)
                                                    ------------
NET ASSETS--100.0%                                   $272,423,638
                                                    ============

 * NON-INCOME PRODUCING.
 + SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
   RESTRICTED FOR RESALE.
   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
Investment securities, at cost.......    $282,323,036
                                         ------------
Investment securities, at market.....     287,986,182
Cash.................................         105,494
Foreign currency (cost $4,282,790)...       4,374,811
Receivables:
  Investment securities sold.........       9,582,563
  Capital shares sold................       1,833,714
  Dividends..........................         254,862
Other assets.........................         169,197
                                         ------------
    Total Assets.....................     304,306,823
                                         ------------
LIABILITIES
Payables:
  Investment securities purchased....      26,408,691
  Capital shares redeemed............       5,040,515
  Advisory fees......................         234,056
  Shareholder servicing fees.........          29,198
  Accounting fees....................           5,783
  Distribution fees..................          98,796
  Other..............................          66,146
                                         ------------
    Total Liabilities................      31,883,185
                                         ------------
Net Assets...........................    $272,423,638
                                         ============

Net Assets--Class A..................    $ 36,352,725
Shares Outstanding--Class A..........       2,563,551
Net Asset Value, Redemption Price Per
  Share..............................    $      14.18
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $      15.05
Net Assets--Class B..................    $ 35,000,254
Shares Outstanding--Class B..........       2,485,930
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $      14.08
Net Assets--Class C..................    $ 17,925,099
Shares Outstanding--Class C..........       1,275,283
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $      14.06
Net Assets--Class F..................    $182,036,037
Shares Outstanding--Class F..........      12,850,917
Net Asset Value, Offering and
  Redemption Price Per Share.........    $      14.17
Net Assets--Class R..................    $    240,728
Shares Outstanding--Class R..........          16,925
Net Asset Value, Offering and
  Redemption Price Per Share.........    $      14.22
Net Assets--Class T..................    $    868,795
Shares Outstanding--Class T..........          61,434
Net Asset Value, Redemption Price Per
  Share..............................    $      14.14
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $      14.81

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended
December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends..........................    $    2,703,805
  Interest...........................           501,253
  Foreign taxes withheld.............          (299,446)
                                         --------------
    Total Investment Income..........         2,905,612
                                         --------------
Expenses:
  Advisory fees--Note 2..............         3,636,055
  Shareholder servicing fees--Note
    2................................           361,741
  Accounting fees--Note 2............            93,047
  Distribution fees--Note 2..........         1,145,948
  Transfer agency fees--Note 2.......           243,719
  Registration fees..................           130,125
  Postage and mailing expenses.......            30,372
  Custodian fees and expenses--Note
    2................................           884,953
  Printing expenses..................            40,691
  Legal and audit fees...............            20,330
  Directors' fees and expenses.......            38,410
  Line of Credit expenses............            89,058
  Other expenses.....................            62,031
                                         --------------
    Total Expenses...................         6,776,480
    Earnings Credits.................           (82,646)
    Expense Offset to Broker
      Commissions....................            (2,246)
                                         --------------
    Net Expenses.....................         6,691,588
                                         --------------
  Net Investment (Loss)..............        (3,785,976)
                                         --------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
Security Transactions:
  Proceeds from long-term securities
  sold...............................     1,964,038,888
  Proceeds from long-term U.S.
  Government Obligations sold........                 0
  Cost of securities sold............     2,081,130,515
                                         --------------
Net Realized (Loss) from Security
  Transactions.......................      (117,091,627)
Net Realized (Loss) from Foreign
  Currency Transactions..............          (275,400)
Net Change in Unrealized
  Appreciation/Depreciation..........       (53,858,079)
                                         --------------
    Net Realized and Unrealized
    (Loss) on Investments and
    Foreign Currency Transactions....      (171,225,106)
                                         --------------
Net (Decrease) in Net Assets
  Resulting from Operations..........    $ (175,011,082)
                                         ==============
Purchases of long-term securities....    $2,137,775,056
                                         ==============
Purchases of long-term U.S.
  Government Obligations.............    $            0
                                         ==============

  SEE NOTES TO FINANCIAL STATEMENTS.
22

STATEMENTS OF CHANGES IN NET ASSETS

                                            Year        Year or Period
                                           ended            ended
                                          12/31/00        12/31/99*
                                        ------------     ------------
OPERATIONS
Net Investment (Loss)................   $ (3,785,976)    $ (1,236,397)
Net Realized Gain (Loss) from
Security Transactions................   (117,091,627)      77,830,326
Net Realized (Loss) from Foreign
  Currency Transactions..............       (275,400)         (67,544)
Net Change in Unrealized
  Appreciation/Depreciation..........    (53,858,079)      28,880,978
                                        ------------     ------------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations.......................   (175,011,082)     105,407,363
                                        ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A............................     (4,684,709)               0
  Class B............................     (4,598,497)               0
  Class C............................     (2,321,077)               0
  Class F............................    (23,758,606)     (42,827,453)
  Class R............................        (31,636)               0
  Class T............................       (110,544)               0
                                        ------------     ------------
Net (Decrease) from Dividends and
  Distributions......................   $(35,505,069)    $(42,827,453)
                                        ------------     ------------

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.
   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)


                                            Year        Year or Period
                                           ended            ended
                                          12/31/00        12/31/99*
                                       -------------     ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A............................   $314,583,220     $      1,000
  Class B............................     77,900,401            1,000
  Class C............................     40,898,225            1,000
  Class F............................    595,575,464      306,249,149
  Class R............................        664,868            1,000
  Class T............................      2,291,610            1,000
Reinvested dividends and
  distributions
  Class A............................      2,660,126                0
  Class B............................      3,615,612                0
  Class C............................      1,681,312                0
  Class F............................     23,175,734       40,314,448
  Class R............................         30,913                0
  Class T............................        105,828                0
                                       -------------     ------------
                                       1,063,183,313      346,568,597
Cost of shares redeemed
  Class A............................   (251,376,860)               0
  Class B............................    (13,802,203)               0
  Class C............................     (9,202,266)               0
  Class F............................   (566,353,430)    (272,279,102)
  Class R............................       (237,139)               0
  Class T............................       (713,182)               0
                                       -------------     ------------
                                        (841,685,080)    (272,279,102)
Net Increase from Capital Share
Transactions.........................    221,498,233       74,289,495
                                       -------------     ------------
Net Increase in Net Assets...........     10,982,082      136,869,405

                                            Year        Year or Period
                                           ended            ended
                                          12/31/00        12/31/99*
                                        ------------     ------------
NET ASSETS
  Beginning of year..................   $261,441,556     $124,572,151
                                        ------------     ------------
  End of year........................   $272,423,638     $261,441,556
                                        ============     ============
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................   $384,871,667     $167,302,680
Accumulated undistributed
  (distribution in excess of)
  net investment income..............         (6,914)         (39,411)
Accumulated undistributed net
  realized gain (loss) from security
  transactions.......................   (118,065,924)      34,695,399
Unrealized appreciation on
  investments and foreign currency
  transactions.......................      5,624,809       59,482,888
                                        ------------     ------------
Total................................   $272,423,638     $261,441,556
                                        ============     ============

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            Year ended
                                         December 31, 2000
                                         -----------------

CLASS A SHARES
Net Asset Value, beginning of
  period.............................         $ 22.93
Income from investment operations:
    Net investment (loss)............           (0.13)
    Net (losses) on securities (both
      realized and unrealized).......           (6.65)
                                              -------
         Total from investment
           operations................           (6.78)
Less distributions:
    From net investment income.......            0.00
    In excess of net realized
      gains..........................           (1.97)
                                              -------
         Total distributions.........           (1.97)
Net Asset Value, end of period.......         $ 14.18
                                              =======
Total Return/Ratios
    Total return.....................          (29.61%)*
    Net assets, end of period
      (000s).........................         $36,353
    Net expenses to average net
      assets#........................            1.59%
    Gross expenses to average net
      assets#........................            1.61%
    Net investment (loss) to average
      net assets.....................           (0.80%)
    Portfolio turnover rate@.........             535%

* Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            Year ended
                                         December 31, 2000
                                         -----------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................         $ 22.93
Income from investment operations:
    Net investment (loss)............           (0.23)
    Net (losses) on securities (both
      realized and unrealized).......           (6.65)
                                              -------
         Total from investment
           operations................           (6.88)
Less distributions:
    From net investment income.......            0.00
    In excess of net realized
      gains..........................           (1.97)
                                              -------
         Total distributions.........           (1.97)
Net Asset Value, end of period.......         $ 14.08
                                              =======
Total Return/Ratios
    Total return.....................          (30.05%)*
    Net assets, end of period
      (000s).........................         $35,000
    Net expenses to average net
      assets#........................            2.35%
    Gross expenses to average net
      assets#........................            2.38%
    Net investment (loss) to average
      net assets.....................           (1.50%)
    Portfolio turnover rate@.........             535%

* Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            Year ended
                                         December 31, 2000
                                         -----------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................         $ 22.93
Income from investment operations:
    Net investment (loss)............           (0.21)
    Net (losses) on securities (both
      realized and unrealized).......           (6.69)
                                              -------
         Total from investment
           operations................           (6.90)
Less distributions:
    From net investment income.......            0.00
    In excess of net realized
      gains..........................           (1.97)
                                              -------
         Total distributions.........           (1.97)
Net Asset Value, end of period.......         $ 14.06
                                              =======
Total Return/Ratios
    Total return.....................          (30.13%)*
    Net assets, end of period
      (000s).........................         $17,925
    Net expenses to average net
      assets#........................            2.35%
    Gross expenses to average net
      assets#........................            2.38%
    Net investment (loss) to average
      net assets.....................           (1.50%)
    Portfolio turnover rate@.........             535%

* Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                        Year ended December 31,
                                        --------------------------------------------------------
                                          2000        1999        1998        1997        1996
                                        --------    --------    --------    --------    --------
CLASS F SHARES
Net Asset Value, beginning of period.   $  22.93    $  14.93    $  13.64    $  13.91    $  11.68
Income from investment operations:
    Net investment income (loss).....      (0.19)      (0.11)       0.00        0.02        0.04
    Net gains (losses) on securities
      (both realized and unrealized).      (6.60)      12.94        1.68        0.22        2.30
                                        --------    --------    --------    --------    --------
        Total from investment
          operations.................      (6.79)      12.83        1.68        0.24        2.34
Less distributions:
    From net investment income.......       0.00        0.00       (0.01)      (0.03)      (0.02)
    From net realized gains..........       0.00       (4.83)      (0.38)      (0.48)      (0.09)
    In excess of net realized gains..      (1.97)       0.00        0.00        0.00        0.00
                                        --------    --------    --------    --------    --------
        Total distributions..........      (1.97)      (4.83)      (0.39)      (0.51)      (0.11)
    Net Asset Value, end of period...   $  14.17    $  22.93    $  14.93    $  13.64    $  13.91
                                        ========    ========    ========    ========    ========
Total Return/Ratios
    Total return.....................     (29.65%)     87.44%      12.50%       1.70%      20.05%
    Net assets, end of period (000s).   $182,036    $261,437    $124,572    $122,646    $177,921
    Net expenses to average net
      assets#........................       1.59%       1.63%       1.52%       1.53%       1.57%
    Gross expenses to average net
      assets#........................       1.61%       1.64%       1.54%       1.55%       1.59%
    Net investment income (loss) to
      average net assets.............      (0.88%)     (0.91%)      0.09%       0.20%       0.40%
    Portfolio turnover rate@.........        535%        330%         34%         51%         58%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            Year ended
                                         December 31, 2000
                                         -----------------
CLASS R SHARES
Net Asset Value, beginning of
  period.............................         $ 22.93
Income from investment operations:
    Net investment (loss)............           (0.09)
    Net (losses) on securities (both
      realized and unrealized).......           (6.65)
                                              -------
         Total from investment
           operations................           (6.74)
Less distributions:
    From net investment income.......            0.00
    In excess of net realized
      gains..........................           (1.97)
                                              -------
         Total distributions.........           (1.97)
Net Asset Value, end of period.......         $ 14.22
                                              =======
Total Return/Ratios
    Total return.....................          (29.44%)
    Net assets, end of period
      (000s).........................         $   241
    Net expenses to average net
      assets#........................            1.31%
    Gross expenses to average net
      assets#........................            1.33%
    Net investment (loss) to average
      net assets.....................           (0.55%)
    Portfolio turnover rate@.........             535%


# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            Year ended
                                         December 31, 2000
                                         -----------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................         $ 22.93
Income from investment operations:
    Net investment (loss)............           (0.16)
    Net (losses) on securities (both
      realized and unrealized).......           (6.66)
                                              -------
         Total from investment
           operations................           (6.82)
Less distributions:
    From net investment income.......            0.00
    In excess of net realized
      gains..........................           (1.97)
                                              -------
         Total distributions.........           (1.97)
Net Asset Value, end of period.......         $ 14.14
                                              =======
Total Return/Ratios
    Total return.....................          (29.79%)*
    Net assets, end of period
      (000s).........................         $   869
    Net expenses to average net
      assets#........................            1.84%
    Gross expenses to average net
      assets#........................            1.87%
    Net investment (loss) to average
      net assets.....................           (1.00%)
    Portfolio turnover rate@.........             535%

* Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Passport Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and
Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

  SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market.

  The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2000 for settling foreign trades is listed on the Statement of Assets and Liabilities.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.

  EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

  ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

  In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements resulting from the adoption of this change.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

  Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $66,849 during the year ended December 31, 2000 from commissions earned on sales of Fund shares.

  Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $66,604 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.

  The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and
Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $106,667, $95,665, $44,725, and $2,395, respectively, for shareholder servicing fees under the plan.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

  The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and Class T shares were charged $286,995, $134,178, $722,379, and $2,395, respectively, pursuant to the Distribution Plans.

  The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

  The officers of the Company are also officers and/or directors of Founders.

  Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
   $3,818,473                      $110,773                    $(3,929,246)

  Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover expires in the year 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:

Net Capital Loss Carryovers..........   $ 77,954,682
Post-October Capital Loss Deferral...   $ 37,660,151
Post-October Currency Loss
  Deferral...........................   $     23,356
Federal Tax Cost.....................   $284,774,127
Unrealized Appreciation..............   $ 15,771,334
Unrealized (Depreciation)............   $(12,559,279)
Net Appreciation/(Depreciation)......   $  3,212,055

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4. FUND SHARE TRANSACTIONS
The Fund is authorized to issue 400 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          Year       Year or Period
                                          ended           ended
                                        12/31/00        12/31/99*
                                       -----------   ---------------
CLASS A
      Shares sold....................   14,444,282              44
      Shares issued for dividends
        reinvested...................      186,938               0
      Shares redeemed................  (12,067,713)              0
      Net Increase in Shares
        Outstanding..................    2,563,507              44

CLASS B
      Shares sold....................    2,985,095              44
      Shares issued for dividends
        reinvested...................      255,882               0
      Shares redeemed................     (755,091)              0
      Net Increase in Shares
        Outstanding..................    2,485,886              44

CLASS C
      Shares sold....................    1,652,714              44
      Shares issued for dividends
        reinvested...................      119,157               0
      Shares redeemed................     (496,632)              0
      Net Increase in Shares
        Outstanding..................    1,275,239              44

CLASS F
      Shares sold....................   23,802,574      16,115,124
      Shares issued for dividends
        reinvested...................    1,630,697       1,840,962
      Shares redeemed................  (23,985,930)    (14,895,211)
      Net Increase in Shares
        Outstanding..................    1,447,341       3,060,875

CLASS R
      Shares sold....................       26,127              44
      Shares issued for dividends
        reinvested...................        2,166               0
      Shares redeemed................      (11,412)              0
      Net Increase in Shares
        Outstanding..................       16,881              44

CLASS T
      Shares sold....................       89,145              44
      Shares issued for dividends
        reinvested...................        7,458               0
      Shares redeemed................      (35,213)              0
      Net Increase in Shares
        Outstanding..................       61,390              44

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

5. LINE OF CREDIT
Discovery, Mid-Cap Growth, and Passport Funds have a line of credit arrangement ("LOC") with State Street, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings will be limited to the lesser of (a) $75 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings will be subject to the $75 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2000 there were no such borrowings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Passport Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



/s/PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP

Denver, Colorado
February 6, 2001

OTHER INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

                              FOR MORE INFORMATION

                                        DREYFUS FOUNDERS
                                        PASSPORT FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        TRANSFER AGENT &
To obtain information:                  DIVIDEND DISBURSING AGENT

By telephone                            Dreyfus Transfer, Inc.
Call your financial                     P.O. Box 9671
representative or                       Providence, RI  02940
1-800-554-4611
                                        DISTRIBUTOR
By mail  Write to:
Dreyfus Founders Funds                  Dreyfus Service Corporation
144 Glenn Curtiss Boulevard             200 Park Avenue
Uniondale, NY  11556-0144               New York, NY  10166




Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation                                281AR0012

DREYFUS FOUNDERS
WORLDWIDE GROWTH
FUND



ANNUAL REPORT
DECEMBER 31, 2000










                          [DREYFUS FOUNDERS FUNDS LOGO]

TABLE OF CONTENTS

About this Report                                                              3
A Message from Founders                                                        4
Management Overview                                                            6
Statement of Investments                                                      12
Statement of Assets and Liabilities                                           16
Statement of Operations                                                       18
Statements of Changes in Net Assets                                           19
Financial Highlights                                                          22
Notes to Financial Statements                                                 28
Report of Independent Accountants                                             35
Other Information                                                             36


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU      Australia        GR      Greece             NW      Norway
AT      Austria          HK      Hong Kong          PA      Panama
BR      Brazil           HU      Hungary            PL      Poland
CA      Canada           IE      Ireland            SA      South Africa
CN      China            IS      Israel             SG      Singapore
CR      Croatia          IT      Italy              SP      Spain
DE      Denmark          JA      Japan              SW      Sweden
FI      Finland          KR      South Korea        SZ      Switzerland
FR      France           LU      Luxembourg         TW      Taiwan
GE      Germany          MX      Mexico             UK      United Kingdom
                         NE      Netherlands

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
o NOT-FDIC-INSURED            o NOT BANK-GUARANTEED             o MAY LOSE VALUE
--------------------------------------------------------------------------------

ABOUT THIS REPORT


HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

      Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index. The securities index is an unmanaged group of securities; it does not reflect the costs of managing a mutual fund.

o The Morgan Stanley Capital International (MSCI) World Index is an average of the performance of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East.

o The Lipper Global Fund Index is an average of the performance of the 30 largest global funds tracked by Lipper Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS

[                   ]     Dear Fellow Shareholder:
[ PICTURE OF        ]
[ RICHARD. W. SABOK ]     With all of the anticipation surrounding the dawn of a
[                   ]     new millennium and the confidence stemming from 1999's
                          historic returns, we began the year 2000 with high
   RICHARD W. SABO        expectations. The NASDAQ seemed unstoppable, the
                          "New Economy" continued to rewrite economic rules of
yesterday, and the soaring tech sector retained its dominant position during the first few months of the year. Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000

Interest rate hikes and investors' questions about high stock valuations were the first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

      In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS

There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A COMPANY CREDO. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o THE IMPORTANCE OF DISCIPLINE. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o READY FOR FUTURE OPPORTUNITIES. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.

Respectfully,

/s/ RICHARD W. SABO
    Richard W. Sabo
    President and Chief Executive Officer
    Founders Asset Management LLC


The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends or coupon payments.

MANAGEMENT OVERVIEW

                         [         PICTURES OF       ]
                         [   THOMAS ARRINGTON, CFA   ]
                         [  SCOTT CHAPMAN, CFA, AND  ]
                         [   DOUGLAS LOEFFLER, CFA   ]

A DISCUSSION WITH PORTFOLIO MANAGERS THOMAS ARRINGTON, CFA, LEFT, SCOTT CHAPMAN, CFA, CENTER, AND DOUGLAS LOEFFLER, CFA

HOW DID THE FUND PERFORM IN 2000?

Global markets suffered in 2000, and the Dreyfus Founders Worldwide Growth Fund unfortunately finished the year in the red, trailing its peers and the Morgan Stanley Capital International World Index. A combination of poor market conditions--brought on by interest rate hikes, weak international currencies, and economic uncertainty--and growth stocks' fall from favor during the year led to the Fund's disappointing return. (See page 9 for the Fund's total returns.)

|-------------------------------------------------------------------------------
| FUND AT A GLANCE
|
| This fund invests primarily in stocks of both emerging and established growth | companies throughout the world.
|
|-------------------------------------------------------------------------------

COULD YOU EXPLAIN HOW INVESTOR SENTIMENT AFFECTED GLOBAL STOCKS IN 2000?

One of the elements that makes stock markets unpredictable is investor psychology. This is especially true during times of extreme volatility, which tend to trigger emotional responses in investors. The year 2000 was nothing if not volatile, and therefore we believe that investor sentiment did come into play to a certain extent.

      Underlying the markets' poor conditions was a current of uncertainty and caution. As we mentioned, growth stocks fell from favor in 2000, mainly because investors sought refuge from the volatile market conditions by choosing to invest in value-oriented stocks or bonds rather than growth stocks. Furthermore, whenever bad news was reported from a growth sector such as technology, investors tended to respond by exiting the entire sector. This type of activity occurred throughout 2000, hampering Worldwide Growth Fund's overall performance.

      Instead of fleeing technology and other growth sectors, we decided to stick with our bottom-up approach, picking stocks on a company-by-company basis instead of chasing performance in response to market-wide events. We believe that over time, stock prices may once again follow earnings, as they have typically done in the past.

PORTFOLIO COMPOSITION

35.88%   United States
 8.39%   Japan
 8.10%   France
 7.86%   United Kingdom
 6.78%   Netherlands
 3.25%   Italy
 3.09%   Sweden
 3.03%   Germany
 2.32%   Cash & Equivalents
21.30%   Other Countries

Portfolio composition is subject to change.

WHAT WERE SOME OF THE FUND'S MOST AND LEAST EFFECTIVE STRATEGIES?

First, we feel that the Fund continued to benefit in 2000 from its U.S./foreign allocation. With approximately 36% of its assets in domestic holdings, and 62% invested overseas (as of December 31, 2000), the Fund enjoyed ample diversity and the ability to pursue growth opportunities anywhere in the world. (2% of the Fund was held in cash and equivalents as of year-end.)

      Our dedication to intensive, bottom-up research is another of the Fund's strong points, and this approach served us well throughout the year. We identified a number of companies with the solid earnings-per-share growth and visionary management teams that historically have made for successful investments, and some of these firms turned in noteworthy annual performances in spite of the unfavorable market conditions.

      For example, domestic large-cap holding EMC offset some of the Fund's losses by returning 21.7% in 2000. EMC designs intelligent enterprise storage and retrieval systems for open-system, mainframe, and mid-range environments.

GROWTH OF $10,000 INVESTMENT

[INSERT PLOT POINTS HERE]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Worldwide Growth Fund on 12/31/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

We were also pleased on the domestic side with Pfizer's 42% return in 2000. Pfizer, with the largest research budget in 2000 of all the major pharmaceutical companies, experienced strong earnings growth. This growth was being driven by a stable of blockbuster drugs, low risk of competition from generic drugs, and merger-related cost savings.

      Looking overseas, Israeli company Check Point Software was a winner in 2000, gaining 169% during the year despite a market averse to tech stocks. Check Point is the market leader in firewalls, which provide security to corporate computer networks. PC security for corporations is becoming more complicated as companies' virtual private networks extend beyond desktops to encompass laptops and personal digital assistants. Also, companies' networks are becoming increasingly integrated with those of their suppliers and customers, once again creating security and management concerns. Check Point was strategically positioned to benefit from these trends in 2000.


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                             INCEPTION         1        5      10       SINCE
                                DATE         YEAR     YEARS   YEARS   INCEPTION

Class A Shares
  With sales charge (5.75%)   12/31/99     (26.31%)     --      --     (26.31%)
  Without sales charge        12/31/99     (21.82%)     --      --     (21.82%)
Class B Shares
  With redemption*            12/31/99     (25.76%)     --      --     (25.76%)
  Without redemption          12/31/99     (22.67%)     --      --     (22.67%)
Class C Shares
  With redemption**           12/31/99     (22.70%)     --      --     (22.70%)
  Without redemption          12/31/99     (22.70%)     --      --     (22.70%)
Class F Shares                12/31/89     (22.14%)    9.85   12.87%    12.29%
Class R Shares                12/31/99     (21.94%)     --      --     (21.94%)
Class T Shares
  With sales charge (4.50%)   12/31/99     (25.83%)     --      --     (25.83%)
  Without sales charge        12/31/99     (22.34%)     --      --     (22.34%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

      Although these and other Fund holdings turned in noteworthy performances, we were disappointed with the Fund's overall showing in 2000. In addition to being held back by the unfavorable market conditions for growth stocks, the Fund was hampered by some of our strategies. Our significant exposure to telecommunications companies, for instance, weighed on performance when this sector suddenly retreated. Also, investments early in the year in a number of growth firms with relatively high P/E ratios proved detrimental, as these securities were the first to suffer from heavy profit-taking in 2000.

      To correct these missteps, during the latter part of the year we used our bottom-up research as a guide in trimming our telecom position, retaining only those companies in which we had the greatest confidence, such as Nokia and Vodafone. We also became more focused on relative rather than absolute valuations. By "relative" valuations, we mean companies' price-to-earnings (P/E) ratios versus those of their peers in the same industry. In evaluating "absolute" valuations, P/E ratios are considered on an absolute basis or relative to a company's history or current growth rates. Furthermore, in evaluating growth prospects on the domestic side, we added a three-year earnings forecast to our usual five-year forecast. Forecasts are an important piece of our research process, and we feel that this adjustment allowed us to maintain our focus on growth while simultaneously acknowledging the shorter-term impact of investors' sensitivity to technology stocks' higher valuations.


|-------------------------------------------------------------------------------
|
| LARGEST EQUITY HOLDINGS
|
|    1.  General Electric Company                        2.94%
|    2.  Pfizer, Inc.                                    2.90%
|    3.  Citigroup, Inc.                                 2.39%
|    4.  Koninklijke (Royal) Philips Electronics NV      2.13%
|    5.  Cisco Systems, Inc.                             2.01%
|    6.  Alleanza Assicurazioni                          1.83%
|    7.  Total Fina Elf SA                               1.81%
|    8.  Vodafone Group PLC                              1.65%
|    9.  Tyco International Limited                      1.58%
|   10.  Nokia Oyj Sponsored ADR                         1.52%
|-------------------------------------------------------------------------------
Portfolio holdings are subject to change.

HOW HAVE YOU POSITIONED WORLDWIDE GROWTH FUND FOR THE MONTHS AHEAD?

We are optimistic about the U.S. market's prospects in 2001, as there have been hints of less restrictive Federal Reserve Board policies and abating energy prices. Meanwhile, in Japan, we saw the economy's weakness continue and an oversupply of stocks flood the market in the fourth quarter, negatively affecting stock prices; however, we believe that Japanese growth stocks are now reasonably priced as a result. We are also turning our research to Continental Europe, where we see strong underlying economic conditions, and we've increased our emerging markets exposure by investing in a number of Brazilian companies, which show great strength and were purchased for relatively low prices. In exploring all of these regions, we will continue to put our customary growth-oriented philosophy to work, practicing bottom-up research and seeking companies with long-term potential, wherever they may be.



/s/ THOMAS M. ARRINGTON
    Thomas Arrington, CFA
    Co-Portfolio Manager


/s/ SCOTT CHAPMAN
    Scott Chapman, CFA
    Co-Portfolio Manager


/s/ DOUGLAS LOEFFLER
    Douglas Loeffler, CFA
    Co-Portfolio Manager

        STATEMENT OF INVESTMENTS
        December 31, 2000


SHARES                                             MARKET VALUE
---------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-35.9%

BANKS (MAJOR REGIONAL)-2.8%
    29,662  Fifth Third Bancorp                   $   1,772,305
    29,975  FleetBoston Financial Corporation         1,125,936
    14,300  The Bank of New York Company, Inc.          789,181
    39,725  Wells Fargo & Company                     2,212,186
                                                  -------------
                                                      5,899,608
                                                  -------------
BEVERAGES (NON-ALCOHOLIC)-0.8%
    26,500  The Coca-Cola Company                     1,614,844
                                                  -------------
BIOTECHNOLOGY-0.6%
    18,325  Amgen, Inc.*                              1,171,655
                                                  -------------
BROADCASTING (TV, RADIO & CABLE)-0.5%
    31,550  AT&T Corporation--Liberty Media
            Corporation*                                427,897
    14,500  Comcast Corporation Special Class A*        604,469
                                                  -------------
                                                      1,032,366
                                                  -------------
COMMUNICATION EQUIPMENT-2.7%
     6,700  CIENA Corporation*                          546,050
     9,650  Comverse
            Technology, Inc.*                         1,048,231
    32,475  Corning, Inc.                             1,715,086
    23,200  JDS Uniphase Corporation*                   968,600
    52,250  TyCom Limited*                            1,169,094
                                                  -------------
                                                      5,447,061
                                                  -------------
COMPUTERS (HARDWARE)-1.1%
     7,150  Juniper Networks, Inc.*                     902,241
    48,400  Sun Microsystems, Inc.*                   1,346,125
                                                  -------------
                                                      2,248,366
                                                  -------------
COMPUTERS (NETWORKING)-2.3%
   109,175  Cisco Systems, Inc.*                      4,175,944
     9,500  Network
            Appliance, Inc.*                            609,781
                                                  -------------
                                                      4,785,725
                                                  -------------
COMPUTERS (PERIPHERALS)-1.2%
    38,375  EMC Corporation*                      $   2,551,938
                                                  -------------
COMPUTERS (SOFTWARE & SERVICES)-2.0%
    21,350  Microsoft Corporation*                      927,391
    78,850  Oracle Corporation*                       2,296,506
    12,450  Redback
            Networks, Inc.*                             509,672
     6,050  VERITAS Software Corporation*               529,375
                                                  -------------
                                                      4,262,944
                                                  -------------
ELECTRICAL EQUIPMENT-3.0%
   127,275  General Electric Company                  6,101,245
                                                  -------------
ELECTRONICS (SEMICONDUCTORS)-1.4%
    14,100  Analog Devices, Inc.*                       721,744
    34,725  Intel Corporation                         1,043,920
    24,450  Texas Instruments, Inc.                   1,158,319
                                                  -------------
                                                      2,923,983
                                                  -------------
ENTERTAINMENT-1.7%
    49,475  Time Warner, Inc.                         2,584,574
    21,650  Viacom, Inc. Class B*                     1,012,138
                                                  -------------
                                                      3,596,712
                                                  -------------
FINANCIAL (DIVERSIFIED)-3.6%
     9,500  American Express Company                    521,906
    97,233  Citigroup, Inc.                           4,964,960
    24,125  Fannie Mae                                2,092,844
                                                  -------------
                                                      7,579,710
                                                  -------------
HEALTHCARE (DIVERSIFIED)-1.3%
    17,000  Abbott Laboratories                         823,438
    25,000  Bristol-Myers Squibb Company              1,848,438
                                                  -------------
                                                      2,671,876
                                                  -------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-4.3%
    30,225  Merck &
            Company, Inc.                             2,829,816
   130,762  Pfizer, Inc.                              6,015,052
                                                  -------------
                                                      8,844,868
                                                  -------------

SHARES                                             MARKET VALUE
---------------------------------------------------------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-0.7%
    17,500  Baxter
            International, Inc.                   $   1,545,469
                                                  -------------
MANUFACTURING (DIVERSIFIED)-1.6%
    59,275  Tyco International Limited                3,289,763
                                                  -------------
RETAIL (BUILDING SUPPLIES)-1.1%
    51,350  The Home Depot, Inc.                      2,346,053
                                                  -------------
RETAIL (DEPARTMENT STORES)-0.8%
    28,800  Kohl's Corporation*                       1,756,800
                                                  -------------
RETAIL (GENERAL MERCHANDISE)-1.0%
    35,500  Wal-Mart Stores, Inc.                     1,885,938
                                                  -------------
SAVINGS & LOANS-0.6%
    24,000  Washington
            Mutual, Inc.                              1,273,500
                                                  -------------
SERVICES (ADVERTISING/MARKETING)-0.3%
     7,500  Omnicom Group, Inc.                         621,563
                                                  -------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.5%
    10,125  VoiceStream Wireless Corporation*         1,018,828
                                                  -------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$75,852,279)                                   74,470,815
                                                  -------------
COMMON STOCKS (FOREIGN)-61.0%
AEROSPACE/DEFENSE-1.1%
    58,750  Embraer-Empresa Brasileira de
            Aeronautica SA Sponsored ADR (BR)         2,335,313
                                                  -------------
AIR FREIGHT-1.0%
    84,000  TNT Post Group NV (NE)                    2,031,584
                                                  -------------
BANKS (MONEY CENTER)-4.5%
    63,000  ABN AMRO Holding NV (NE)              $   1,432,598
   247,600  Banco Santander Central Hispano SA
            (SP)                                      2,650,117
   161,000  ForeningsSparbanken AB (SW)               2,465,635
   200,000  Nordea AB (SW)                            1,515,553
    82,000  San Paolo-IMI SPA (IT)                    1,325,735
                                                  -------------
                                                      9,389,638
                                                  -------------
BEVERAGES (ALCOHOLIC)-1.2%
    39,500  Heineken NV (NE)                          2,390,175
                                                  -------------
BROADCASTING (TV, RADIO & CABLE)-1.3%
    18,000  Societe Europeenne des Satellites
            (LU)                                      2,703,971
                                                  -------------
COMMUNICATION EQUIPMENT-4.2%
    46,300  Alcatel SA (FR)                           2,629,941
    72,725  Nokia Oyj Sponsored ADR (FI)              3,163,538
    69,575  Nortel Networks Corporation (CA)          2,230,748
    84,075  Spirent PLC (UK)                            766,145
                                                  -------------
                                                      8,790,372
                                                  -------------
COMPUTERS (SOFTWARE & SERVICES)-3.1%
     8,150  Altran Technologies SA (FR)               1,844,099
    26,125  Business Objects SA (FR)*                 1,540,372
    10,400  Check Point Software Technologies
            Limited (IS)*                             1,389,050
    23,500  Dassault Systemes SA (FR)                 1,610,647
                                                  -------------
                                                      6,384,168
                                                  -------------
CONSTRUCTION (CEMENT & AGGREGATES)-0.6%
    64,000  Cemex SA de CV Sponsored ADR (MX)         1,156,000
                                                  -------------

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

        STATEMENT OF INVESTMENTS
        December 31, 2000 (CONTINUED)

SHARES                                             MARKET VALUE
---------------------------------------------------------------
CONSUMER (JEWELRY, NOVELTIES, & GIFTS)-1.1%
     1,860  The Swatch Group AG (SZ)              $   2,324,283
                                                  -------------
ELECTRICAL EQUIPMENT-7.1%
    17,600  Epcos AG (GE)*                            1,536,757
    56,175  Flextronics International Limited ADR
            (SG)*                                     1,600,988
   121,748  Koninklijke (Royal) Philips
            Electronics NV New York Shares
            Sponsored ADR (NE)                        4,413,365
   151,000  NEC Corporation (JA)                      2,763,485
   146,950  Perlos Oyj (FI)                           3,035,302
    80,000  The Furukawa Electric Company Limited
            (JA)                                      1,397,548
                                                  -------------
                                                     14,747,445
                                                  -------------
ELECTRONICS (SEMICONDUCTORS)-2.1%
    93,000  ARM Holdings PLC (UK)*                      702,988
     9,240  Samsung Electronics (KR)                  1,154,087
    33,100  STMicroelectronics NV (NE)                1,445,076
    57,000  Taiwan Semiconductor Manufacturing
            Company Limited Sponsored ADR (TW)*         983,250
                                                  -------------
                                                      4,285,401
                                                  -------------
ENGINEERING & CONSTRUCTION-0.8%
   300,550  Saipem SPA (IT)                           1,639,466
                                                  -------------
FOODS-1.2%
   183,000  Ajinomoto Company, Inc. (JA)              2,379,641
                                                  -------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-4.4%
    24,000  Aventis SA (FR)                           2,106,844
   100,000  GlaxoSmithKline PLC (UK)*                 2,823,417
    11,600  Novo Nordisk AS
            Class B (DE)                              2,079,271
    34,000  Takeda Chemical Industries Limited
            (JA)                                      2,012,609
                                                  -------------
                                                      9,022,141
                                                  -------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.4%
     4,000  Synthes-Stratec, Inc. 144A (SZ) +     $   2,954,644
                                                  -------------
HOUSEHOLD FURNISHINGS & APPLIANCES-0.8%
    63,000  Pioneer
            Corporation (JA)                          1,682,574
                                                  -------------
HOUSEHOLD PRODUCTS
(NON-DURABLES)-1.1%
   160,000  Reckitt Benckiser PLC (UK)                2,203,765
                                                  -------------
INSURANCE (LIFE & HEALTH)-1.8%
   237,900  Alleanza Assicurazioni (IT)               3,790,407
INSURANCE (MULTI-LINE)-1.0%
    12,000  Ergo Versicherungs Gruppe AG (GE)         2,005,445
                                                  -------------
INVESTMENT BANKING & BROKERAGE-0.5%
    30,225  Direkt Anlage Bank AG (GE)*               1,095,376
                                                  -------------
LODGING-HOTELS-0.9%
    46,500  Accor SA (FR)                             1,964,604
                                                  -------------
MACHINERY (DIVERSIFIED)-1.5%
   124,000  Assa Abloy AB Class B (SW)                2,424,673
    10,000  Ballard Power Systems, Inc. (CA)*           630,625
                                                  -------------
                                                      3,055,298
                                                  -------------
NATURAL GAS-1.4%
 1,020,000  Tokyo Gas Company Limited (JA)            3,018,914
                                                  -------------
OIL (INTERNATIONAL INTEGRATED)-3.4%
    43,000  BP Amoco PLC Sponsored ADR (UK)           2,058,625
    50,000  Petroleo Brasileiro SA ADR (BR)           1,262,500
    25,325  Total Fina Elf SA (FR)                    3,766,294
                                                  -------------
                                                      7,087,419
                                                  -------------
PUBLISHING-1.1%
    48,000  VNU NV (NE)                               2,359,215
                                                  -------------

SHARES                                             MARKET VALUE
---------------------------------------------------------------
PUBLISHING (NEWSPAPERS)-1.0%
   139,000  Singapore Press Holdings Limited (SG) $   2,052,134
                                                  -------------
RAILROADS-0.6%
   720,500  MTR Corporation Limited 144A (HK)* +      1,260,891
                                                  -------------
RETAIL (SPECIALTY-APPAREL)-1.2%
     8,600  Fast Retailing Company Limited (JA)       1,685,359
    69,000  Matalan PLC (UK)                            721,542
                                                  -------------
                                                      2,406,901
                                                  -------------
SERVICES (ADVERTISING/MARKETING)-1.3%
   416,650  Aegis Group PLC (UK)                        858,944
   145,000  WPP Group PLC (UK)                        1,888,856
                                                  -------------
                                                      2,747,800
                                                  -------------
SERVICES (COMMERCIAL & CONSUMER)-0.9%
    26,425  ISS AS (DE)*                              1,798,252
                                                  -------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-3.0%
   519,000  China Mobile (Hong Kong) (HK)*            2,834,575
   933,253  Vodafone Group PLC (UK)                   3,422,671
                                                  -------------
                                                      6,257,246
                                                  -------------
TELECOMMUNICATIONS (LONG DISTANCE)-2.6%
   130,000  Energis PLC (UK)*                           873,917
       343  Nippon Telegraph & Telephone
            Corporation (JA)                          2,471,883
    92,000  Tele Norte Leste Participacoes SA ADR
            (BR)                                      2,098,750
                                                  -------------
                                                      5,444,550
                                                  -------------
TOBACCO-1.2%
   162,000  Altadis SA (SP)                       $   2,509,624
                                                  -------------
WATER UTILITIES-0.6%
    31,000  Vivendi Environnement (FR)*               1,353,394
                                                  -------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$123,677,725)                                 126,628,051
                                                  -------------
PREFERRED STOCKS (FOREIGN)-0.8%
CHEMICALS (DIVERSIFIED)-0.8%
    25,000  Henkel KGAA (GE)                          1,643,038
                                                  -------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$1,585,509)                                     1,643,038
                                                  -------------

PRINCIPAL AMOUNT                                 AMORTIZED COST
---------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-4.0%
$8,400,000  American Express Credit Corporation
            6.48% 01/02/01                            8,398,488
                                                  -------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$8,398,488)                           8,398,488
                                                  -------------
TOTAL INVESTMENTS-101.7%
(COST-$209,514,001)                                 211,140,392
OTHER ASSETS AND LIABILITIES-(1.7%)
                                                     (3,572,739)
                                                  -------------
NET ASSETS-100.0%                                 $ 207,567,653
                                                  =============

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.

  SEE NOTES TO FINANCIAL STATEMENTS.

        STATEMENT OF ASSETS AND LIABILITIES
        December 31, 2000


ASSETS
Investment securities, at cost.......    $209,514,001
                                         ------------
Investment securities, at market.....     211,140,392
Cash.................................         579,044
Receivables:
  Investment securities sold.........       1,329,780
  Capital shares sold................      28,183,096
  Dividends..........................         140,261
Other assets.........................         116,251
                                         ------------
    Total Assets.....................     241,488,824
                                         ------------

LIABILITIES
Payables:
  Investment securities purchased....       4,218,752
  Capital shares redeemed............      29,267,678
  Advisory fees......................         182,727
  Shareholder servicing fees.........          14,671
  Accounting fees....................           4,410
  Distribution fees..................         128,023
  Other..............................         104,910
                                         ------------
    Total Liabilities................      33,921,171
                                         ------------
Net Assets...........................    $207,567,653
                                         ============

Net Assets--Class A..................    $    800,084
Shares Outstanding--Class A..........          50,708
Net Asset Value and Redemption Price
 Per Share...........................    $      15.78
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $      16.74

Net Assets--Class B..................    $  2,329,147
Shares Outstanding--Class B..........         149,600
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $      15.57

Net Assets--Class C..................    $    375,210
Shares Outstanding--Class C..........          24,118
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $      15.56

Net Assets--Class F..................    $176,404,883
Shares Outstanding--Class F..........      11,244,661
Net Asset Value, Offering and
  Redemption Price Per Share.........    $      15.69

Net Assets--Class R..................    $ 27,610,732
Shares Outstanding--Class R..........       1,753,066
Net Asset Value, Offering and
  Redemption Price Per Share.........    $      15.75

Net Assets--Class T..................    $     47,597
Shares Outstanding--Class T..........           3,042
Net Asset Value and Redemption Price
  Per Share..........................    $      15.65
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $      16.39

SEE NOTES TO FINANCIAL STATEMENTS.

        STATEMENT OF OPERATIONS
        For the year ended
        December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends..........................    $  2,183,977
  Interest...........................         311,441
  Foreign taxes withheld.............        (209,950)
                                         ------------
    Total Investment Income..........       2,285,468
                                         ------------
Expenses:
  Advisory fees--Note 2..............       2,642,495
  Shareholder servicing fees--Note 2.         176,102
  Accounting fees--Note 2............          80,004
  Distribution fees--Note 2..........         676,235
  Transfer agency fees--Note 2.......         144,812
  Registration fees..................          68,064
  Postage and mailing expenses.......          24,409
  Custodian fees and expenses--Note
    2................................         157,509
  Printing expenses..................          56,053
  Legal and audit fees...............          26,693
  Directors' fees and expenses.......          19,828
  Other expenses.....................          78,594
                                         ------------
    Total Expenses...................       4,150,798
    Earnings Credits.................         (60,587)
    Expense Offset to Broker
      Commissions....................          (5,250)
                                         ------------
      Net Expenses...................       4,084,961
                                         ------------
  Net Investment (Loss)..............      (1,799,493)
                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
  Proceeds from long-term securities
    sold.............................     557,484,777
  Proceeds from long-term U.S.
    Government Obligations sold......               0
  Cost of securities sold............     544,465,358
                                         ------------
Net Realized Gain from Security
  Transactions.......................      13,019,419
Net Realized (Loss) from Foreign
  Currency Transactions..............          (2,546)
Net Change in Unrealized
  Appreciation/Depreciation..........     (73,977,964)
                                         ------------
    Net Realized and Unrealized
     (Loss) on Investments and
     Foreign Currency Transactions...     (60,961,091)
                                         ------------
Net (Decrease) in Net Assets
  Resulting from Operations..........    $(62,760,584)
                                         ============
Purchases of long-term securities....    $547,394,625
                                         ============
Purchases of long-term U.S.
  Government Obligations.............    $          0
                                         ============

SEE NOTES TO FINANCIAL STATEMENTS.

        STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR        YEAR OR PERIOD
                                          ENDED            ENDED
                                         12/31/00        12/31/99*
                                       ------------     ------------
OPERATIONS
Net Investment (Loss)................  $ (1,799,493)    $   (672,719)
Net Realized Gain from Security
  Transactions.......................    13,019,419       89,995,527
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............        (2,546)               0
Net Change in Unrealized
  Appreciation/Depreciation..........   (73,977,964)      12,136,204
                                       ------------     ------------
  Net Increase (Decrease) in Net
   Assets
  Resulting from Operations..........   (62,760,584)     101,459,012
                                       ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A............................      (159,560)               0
  Class B............................      (412,939)               0
  Class C............................       (62,986)               0
  Class F............................   (39,003,089)     (64,912,499)
  Class R............................        (9,405)               0
  Class T............................        (6,691)               0
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A............................       (14,972)               0
  Class B............................       (38,749)               0
  Class C............................        (5,910)               0
  Class F............................    (3,659,911)               0
  Class R............................          (883)               0
  Class T............................          (628)               0
                                       ------------     ------------
  Net (Decrease) from Dividends and
    Distributions....................  $(43,375,723)    $(64,912,499)
                                       ------------     ------------

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO
  DECEMBER 31, 1999, FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES.

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)


                                            YEAR         YEAR OR PERIOD
                                           ENDED             ENDED
                                          12/31/00         12/31/99*
                                       --------------    --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A..............................  $   94,282,531    $        1,000
  Class B..............................       2,990,385             1,000
  Class C..............................         464,081             1,000
  Class F..............................     134,188,244       211,860,533
  Class R..............................      27,622,596             1,000
  Class T..............................          59,711             1,000
Reinvested dividends and distributions
  Class A..............................         114,003                 0
  Class B..............................         415,373                 0
  Class C..............................          54,442                 0
  Class F..............................      41,833,457        60,370,428
  Class R..............................          10,288                 0
  Class T..............................           7,319                 0
                                         --------------    --------------
                                            302,042,430       272,235,961
Cost of shares redeemed
  Class A..............................     (94,065,572)                0
  Class B..............................        (120,271)                0
  Class C..............................          (6,543)                0
  Class F..............................    (178,986,060)     (295,991,476)
  Class R..............................               0                 0
  Class T..............................          (4,412)                0
                                         --------------    --------------
                                           (273,182,858)     (295,991,476)
                                         --------------    --------------
Net Increase (Decrease) from Capital
  Share Transactions...................      28,859,572       (23,755,515)
                                        --------------    --------------
Net Increase (Decrease) in Net
  Assets...............................     (77,276,735)       12,790,998

                                           YEAR        YEAR OR PERIOD
                                          ENDED            ENDED
                                         12/31/00        12/31/99*
                                       ------------     ------------
NET ASSETS
  Beginning of year..................  $284,844,388     $272,053,390
                                       ------------     ------------
  End of year........................  $207,567,653     $284,844,388
                                       ============     ============
Net Assets consist of:
Capital (par value and paid-in
 surplus)............................  $216,357,722     $182,618,037
Accumulated undistributed
  (distribution in excess of) net
  investment income..................       (29,114)         (13,220)
Accumulated undistributed net
  realized gain (loss) from security
  transactions.......................   (10,385,176)      26,637,386
Unrealized appreciation on
  investments and foreign currency
  transactions.......................     1,624,221       75,602,185
                                       ------------     ------------
  Total..............................  $207,567,653     $284,844,388
                                       ============     ============

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999, FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES.

  SEE NOTES TO FINANCIAL STATEMENTS.

        FINANCIAL HIGHLIGHTS


Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS A SHARES
Net Asset Value, beginning of
 period..............................         $25.18
Income from investment operations:
    Net investment (loss)............          (0.09)
    Net (losses) on securities (both
      realized and unrealized).......          (5.44)
                                              ------
         Total from investment
           operations................          (5.53)
Less distributions:
    From net investment income.......           0.00
    From net realized gains..........          (3.54)
    In excess of net realized
      gains..........................          (0.33)
                                              ------
         Total distributions.........          (3.87)
Net Asset Value, end of period.......         $15.78
                                              ======
Total Return/Ratios
    Total return.....................         (21.82%)*
    Net assets, end of period
      (000s).........................         $  800
    Net expenses to average net
      assets#........................           1.41%
    Gross expenses to average net
      assets#........................           1.43%
    Net investment (loss) to average
      net assets.....................          (0.35%)
    Portfolio turnover rate@.........            210%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................         $25.18
Income from investment operations:
    Net investment (loss)............          (0.11)
    Net (losses) on securities (both
      realized and unrealized).......          (5.63)
                                              ------
         Total from investment
           operations................          (5.74)
Less distributions:
    From net investment income.......           0.00
    From net realized gains..........          (3.54)
    In excess of net realized
      gains..........................          (0.33)
                                              ------
         Total distributions.........          (3.87)
Net Asset Value, end of period.......         $15.57
                                              ======
Total Return/Ratios
    Total return.....................         (22.67%)*
    Net assets, end of period
      (000s).........................         $2,329
    Net expenses to average net
      assets#........................           2.21%
    Gross expenses to average net
      assets#........................           2.25%
    Net investment (loss) to average
      net assets.....................          (1.40%)
    Portfolio turnover rate@.........            210%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................         $25.18
Income from investment operations:
    Net investment (loss)............          (0.11)
    Net (losses) on securities (both
      realized and unrealized).......          (5.64)
                                              ------
         Total from investment
           operations................          (5.75)
Less distributions:
    From net investment income.......           0.00
    From net realized gains..........          (3.54)
    In excess of net realized
      gains..........................          (0.33)
                                              ------
         Total distributions.........          (3.87)
Net Asset Value, end of period.......         $15.56
                                              ======
Total Return/Ratios
    Total return.....................         (22.70%)*
    Net assets, end of period
      (000s).........................         $  375
    Net expenses to average net
      assets#........................           2.21%
    Gross expenses to average net
      assets#........................           2.25%
    Net investment (loss) to average
      net assets.....................         (1.31)%
    Portfolio turnover rate@.........            210%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                        YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------
                                          2000        1999        1998        1997        1996
                                        --------    --------    --------    --------    --------
CLASS F SHARES
Net Asset Value, beginning of
 period..............................   $  25.17    $  22.06    $  21.11    $  21.79    $  19.87
Income from investment operations:
    Net investment income (loss).....      (0.16)     (0.06)        0.08        0.02        0.10
    Net gains (losses) on securities
      (both realized and
      unrealized)....................      (5.45)      10.11        1.90        2.22        2.64
                                        --------    --------    --------    --------    --------
        Total from investment
          operations.................      (5.61)      10.05        1.98        2.24        2.74
Less distributions:
    From net investment income*......       0.00        0.00       (0.09)      (0.04)      (0.07)
    From net realized gains..........      (3.54)      (6.94)      (0.94)      (2.88)      (0.75)
    In excess of net realized
      gains..........................      (0.33)       0.00        0.00        0.00        0.00
                                        --------    --------    --------    --------    --------
        Total distributions..........      (3.87)      (6.94)      (1.03)      (2.92)      (0.82)
Net Asset Value, end of period.......   $  15.69    $  25.17    $  22.06    $  21.11    $  21.79
                                        ========    ========    ========    ========    ========
Total Return/Ratios
    Total return.....................     (22.14%)     48.78%       9.63%      10.60%      13.95%
    Net assets, end of period
      (000s).........................   $176,405    $284,839    $272,053    $308,877    $342,079
    Net expenses to average net
      assets#........................       1.52%       1.53%       1.47%       1.45%       1.53%
    Gross expenses to average net
      assets#........................       1.54%       1.55%       1.49%       1.47%       1.55%
    Net investment income (loss) to
      average net assets.............      (0.67%)     (0.27%)      0.33%       0.18%       0.50%
    Portfolio turnover rate@.........        210%        157%         86%         82%         72%

* Distributions in excess of net investment income for the year ended December 31, 1998 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS R SHARES
Net Asset Value, beginning of
  period.............................         $ 25.18
Income from investment operations:
    Net investment (loss)*...........            0.00
    Net (losses) on securities (both
      realized and unrealized).......           (5.56)
                                              -------
         Total from investment
           operations................           (5.56)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (3.54)
    In excess of net realized
      gains..........................           (0.33)
                                              -------
         Total distributions.........           (3.87)
Net Asset Value, end of period.......         $ 15.75
                                              =======
Total Return/Ratios
    Total return.....................          (21.94%)
    Net assets, end of period
      (000s).........................         $27,611
    Net expenses to average net
      assets#........................            1.22%
    Gross expenses to average net
      assets#........................            1.26%
    Net investment (loss) to average
      net assets.....................           (0.49%)
    Portfolio turnover rate@.........             210%

* Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per-share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................         $25.18
Income from investment operations:
    Net investment (loss)............          (0.06)
    Net (losses) on securities (both
      realized and unrealized).......          (5.60)
                                              ------
         Total from investment
           operations................          (5.66)
Less distributions:
    From net investment income.......           0.00
    From net realized gains..........          (3.54)
    In excess of net realized
      gains..........................          (0.33)
                                              ------
         Total distributions.........          (3.87)
Net Asset Value, end of period.......         $15.65
                                              ======
Total Return/Ratios
    Total return.....................         (22.34%)*
    Net assets, end of period
      (000s).........................         $   48
    Net expenses to average net
      assets#........................           1.72%
    Gross expenses to average net
      assets#........................           1.76%
    Net investment (loss) to average
      net assets.....................          (0.76%)
    Portfolio turnover rate@.........            210%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

        NOTES TO FINANCIAL STATEMENTS
        December 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Worldwide Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

      SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded;

lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.

      FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2000 for settling foreign trades is listed on the Statement of Assets and Liabilities.

      FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

      INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.

      DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.

      EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.

      ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

expenses during the reporting period. Actual results could differ from those estimates.

      OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

      In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements resulting from the adoption of this change.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

      Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $1,053 during the year ended December 31, 2000 from commissions earned on sales of Fund shares.

      Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $1,669 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.

      The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $3,381, $3,067, $495, and $62, respectively, for shareholder servicing fees under the plan.

      The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

      The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and Class T shares were charged $9,200, $1,483, $665,490, and $62, respectively, pursuant to the Distribution Plans.

      The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

      The officers of the Company are also officers and/or directors of Founders.

      Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
   $1,783,599                    $(6,663,712)                  $4,880,113

      Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:

Net Capital Loss Carryovers..........        $          0
Post-October Capital Loss Deferral...        $  8,453,052
Post-October Currency Loss
  Deferral...........................        $      3,848
Federal Tax Cost.....................        $211,446,125
Unrealized Appreciation..............        $ 19,314,906
Unrealized (Depreciation)............        $(19,620,639)
Net Appreciation/(Depreciation)......        $   (305,733)

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4. FUND SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                            YEAR        YEAR OR PERIOD
                                            ENDED            ENDED
                                          12/31/00         12/31/99*
                                         -----------    ---------------
Class A
      Shares sold....................      3,927,577               40
      Shares issued for dividends
       reinvested....................          7,285                0
      Shares redeemed................     (3,884,194)               0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............         50,668               40
Class B
      Shares sold....................        129,327               40
      Shares issued for dividends
       reinvested....................         26,868                0
      Shares redeemed................         (6,635)               0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............        149,560               40
Class C
      Shares sold....................         20,835               40
      Shares issued for dividends
       reinvested....................          3,526                0
      Shares redeemed................           (283)               0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............         24,078               40
Class F
      Shares sold....................      5,793,180        8,846,317
      Shares issued for dividends
       reinvested....................      2,689,025        2,643,189
      Shares redeemed................     (8,554,280)     (12,506,455)
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............        (72,003)      (1,016,949)
Class R
      Shares sold....................      1,752,367               40
      Shares issued for dividends
       reinvested....................            659                0
      Shares redeemed................              0                0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............      1,753,026               40
Class T
      Shares sold....................          2,718               40
      Shares issued for dividends
       reinvested....................            472                0
      Shares redeemed................           (188)               0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............          3,002               40

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Worldwide Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
    PricewaterhouseCoopers LLP

    Denver, Colorado
    February 6, 2001

        OTHER INFORMATION
        (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 2.26% qualified for the dividends received deduction available to the Fund's corporate shareholders.

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2000, fiscal year distributions in the amount of $25,525,791 were considered long-term gains.

For More Information

DREYFUS FOUNDERS                       DISTRIBUTOR
WORLDWIDE GROWTH FUND                  Dreyfus Service Corporation
2930 East Third Avenue                 200 Park Avenue
Denver, CO  80206                      New York, NY  10166

INVESTMENT MANAGER                     FUND DIRECTORS
Founders Asset Management LLC          Eugene H. Vaughan, Jr., Chairman
2930 East Third Avenue                 Alan S. Danson
Denver, CO  80206                      Joan D. Manley
                                       Robert P. Mastrovita
TRANSFER AGENT AND                     Trygve E. Myhren
DIVIDEND DISBURSING AGENT              George W. Phillips
Investors Trust Company                Jay A. Precourt
801 Pennsylvania
Kansas City, MO  64105

HOW TO CONTACT US
Call 1-800-525-2440
OR CONTACT US AT
Dreyfus Founders Funds, Inc.
P.O. Box 173655
Denver, CO  80217-3655
OR
www.founders.com.




This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money.

Date of first use: February 28, 2001

(C) 2001, Founders Asset Management, LLC, Broker-Dealer. Dreyfus Service Corporation, Distributor.

A-646-WWG

DREYFUS FOUNDERS
WORLDWIDE GROWTH
FUND



ANNUAL REPORT
DECEMBER 31, 2000

TABLE OF CONTENTS

About this Report                                                              3
A Message from Founders                                                        4
Management Overview                                                            6
Statement of Investments                                                      12
Statement of Assets and Liabilities                                           16
Statement of Operations                                                       18
Statements of Changes in Net Assets                                           19
Financial Highlights                                                          22
Notes to Financial Statements                                                 28
Report of Independent Accountants                                             35
Other Information                                                             36


GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU      Australia        GR      Greece             NW      Norway
AT      Austria          HK      Hong Kong          PA      Panama
BR      Brazil           HU      Hungary            PL      Poland
CA      Canada           IE      Ireland            SA      South Africa
CN      China            IS      Israel             SG      Singapore
CR      Croatia          IT      Italy              SP      Spain
DE      Denmark          JA      Japan              SW      Sweden
FI      Finland          KR      South Korea        SZ      Switzerland
FR      France           LU      Luxembourg         TW      Taiwan
GE      Germany          MX      Mexico             UK      United Kingdom
                         NE      Netherlands

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
o NOT-FDIC-INSURED            o NOT BANK-GUARANTEED             o MAY LOSE VALUE
--------------------------------------------------------------------------------

ABOUT THIS REPORT


HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

      Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper index shown reflects the expenses of managing the mutual funds in the index. The securities index is an unmanaged group of securities; it does not reflect the costs of managing a mutual fund.

o The Morgan Stanley Capital International (MSCI) World Index is an average of the performance of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East.

o The Lipper Global Fund Index is an average of the performance of the 30 largest global funds tracked by Lipper Inc.

o The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS

[                   ]     Dear Fellow Shareholder:
[ PICTURE OF        ]
[ RICHARD. W. SABOK ]     With all of the anticipation surrounding the dawn of a
[                   ]     new millennium and the confidence stemming from 1999's
                          historic returns, we began the year 2000 with high
   RICHARD W. SABO        expectations. The NASDAQ seemed unstoppable, the
                          "New Economy" continued to rewrite economic rules of
yesterday, and the soaring tech sector retained its dominant position during the first few months of the year. Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000

Interest rate hikes and investors' questions about high stock valuations were the first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

      In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS

There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

o A COMPANY CREDO. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

o THE IMPORTANCE OF DISCIPLINE. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

o READY FOR FUTURE OPPORTUNITIES. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.

Respectfully,

/s/ RICHARD W. SABO
    Richard W. Sabo
    President and Chief Executive Officer
    Founders Asset Management LLC


The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends or coupon payments.

MANAGEMENT OVERVIEW

                         [         PICTURES OF       ]
                         [   THOMAS ARRINGTON, CFA   ]
                         [  SCOTT CHAPMAN, CFA, AND  ]
                         [   DOUGLAS LOEFFLER, CFA   ]

A DISCUSSION WITH PORTFOLIO MANAGERS THOMAS ARRINGTON, CFA, LEFT, SCOTT CHAPMAN, CFA, CENTER, AND DOUGLAS LOEFFLER, CFA

HOW DID THE FUND PERFORM IN 2000?

Global markets suffered in 2000, and the Dreyfus Founders Worldwide Growth Fund unfortunately finished the year in the red, trailing its peers and the Morgan Stanley Capital International World Index. A combination of poor market conditions--brought on by interest rate hikes, weak international currencies, and economic uncertainty--and growth stocks' fall from favor during the year led to the Fund's disappointing return. (See page 9 for the Fund's total returns.)

|-------------------------------------------------------------------------------
| FUND AT A GLANCE
|
| This fund invests primarily in stocks of both emerging and established growth | companies throughout the world.
|
|-------------------------------------------------------------------------------

COULD YOU EXPLAIN HOW INVESTOR SENTIMENT AFFECTED GLOBAL STOCKS IN 2000?

One of the elements that makes stock markets unpredictable is investor psychology. This is especially true during times of extreme volatility, which tend to trigger emotional responses in investors. The year 2000 was nothing if not volatile, and therefore we believe that investor sentiment did come into play to a certain extent.

      Underlying the markets' poor conditions was a current of uncertainty and caution. As we mentioned, growth stocks fell from favor in 2000, mainly because investors sought refuge from the volatile market conditions by choosing to invest in value-oriented stocks or bonds rather than growth stocks. Furthermore, whenever bad news was reported from a growth sector such as technology, investors tended to respond by exiting the entire sector. This type of activity occurred throughout 2000, hampering Worldwide Growth Fund's overall performance.

      Instead of fleeing technology and other growth sectors, we decided to stick with our bottom-up approach, picking stocks on a company-by-company basis instead of chasing performance in response to market-wide events. We believe that over time, stock prices may once again follow earnings, as they have typically done in the past.

PORTFOLIO COMPOSITION

35.88%   United States
 8.39%   Japan
 8.10%   France
 7.86%   United Kingdom
 6.78%   Netherlands
 3.25%   Italy
 3.09%   Sweden
 3.03%   Germany
 2.32%   Cash & Equivalents
21.30%   Other Countries

Portfolio composition is subject to change.

WHAT WERE SOME OF THE FUND'S MOST AND LEAST EFFECTIVE STRATEGIES?

First, we feel that the Fund continued to benefit in 2000 from its U.S./foreign allocation. With approximately 36% of its assets in domestic holdings, and 62% invested overseas (as of December 31, 2000), the Fund enjoyed ample diversity and the ability to pursue growth opportunities anywhere in the world. (2% of the Fund was held in cash and equivalents as of year-end.)

      Our dedication to intensive, bottom-up research is another of the Fund's strong points, and this approach served us well throughout the year. We identified a number of companies with the solid earnings-per-share growth and visionary management teams that historically have made for successful investments, and some of these firms turned in noteworthy annual performances in spite of the unfavorable market conditions.

      For example, domestic large-cap holding EMC offset some of the Fund's losses by returning 21.7% in 2000. EMC designs intelligent enterprise storage and retrieval systems for open-system, mainframe, and mid-range environments.

GROWTH OF $10,000 INVESTMENT

[INSERT PLOT POINTS HERE]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Worldwide Growth Fund on 12/31/90 to a $10,000 investment made in unmanaged securities indexes and the Consumer Price Index on that date. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

We were also pleased on the domestic side with Pfizer's 42% return in 2000. Pfizer, with the largest research budget in 2000 of all the major pharmaceutical companies, experienced strong earnings growth. This growth was being driven by a stable of blockbuster drugs, low risk of competition from generic drugs, and merger-related cost savings.

      Looking overseas, Israeli company Check Point Software was a winner in 2000, gaining 169% during the year despite a market averse to tech stocks. Check Point is the market leader in firewalls, which provide security to corporate computer networks. PC security for corporations is becoming more complicated as companies' virtual private networks extend beyond desktops to encompass laptops and personal digital assistants. Also, companies' networks are becoming increasingly integrated with those of their suppliers and customers, once again creating security and management concerns. Check Point was strategically positioned to benefit from these trends in 2000.


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                             INCEPTION         1        5      10       SINCE
                                DATE         YEAR     YEARS   YEARS   INCEPTION

Class A Shares
  With sales charge (5.75%)   12/31/99     (26.31%)     --      --     (26.31%)
  Without sales charge        12/31/99     (21.82%)     --      --     (21.82%)
Class B Shares
  With redemption*            12/31/99     (25.76%)     --      --     (25.76%)
  Without redemption          12/31/99     (22.67%)     --      --     (22.67%)
Class C Shares
  With redemption**           12/31/99     (22.70%)     --      --     (22.70%)
  Without redemption          12/31/99     (22.70%)     --      --     (22.70%)
Class F Shares                12/31/89     (22.14%)    9.85   12.87%    12.29%
Class R Shares                12/31/99     (21.94%)     --      --     (21.94%)
Class T Shares
  With sales charge (4.50%)   12/31/99     (25.83%)     --      --     (25.83%)
  Without sales charge        12/31/99     (22.34%)     --      --     (22.34%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

      Although these and other Fund holdings turned in noteworthy performances, we were disappointed with the Fund's overall showing in 2000. In addition to being held back by the unfavorable market conditions for growth stocks, the Fund was hampered by some of our strategies. Our significant exposure to telecommunications companies, for instance, weighed on performance when this sector suddenly retreated. Also, investments early in the year in a number of growth firms with relatively high P/E ratios proved detrimental, as these securities were the first to suffer from heavy profit-taking in 2000.

      To correct these missteps, during the latter part of the year we used our bottom-up research as a guide in trimming our telecom position, retaining only those companies in which we had the greatest confidence, such as Nokia and Vodafone. We also became more focused on relative rather than absolute valuations. By "relative" valuations, we mean companies' price-to-earnings (P/E) ratios versus those of their peers in the same industry. In evaluating "absolute" valuations, P/E ratios are considered on an absolute basis or relative to a company's history or current growth rates. Furthermore, in evaluating growth prospects on the domestic side, we added a three-year earnings forecast to our usual five-year forecast. Forecasts are an important piece of our research process, and we feel that this adjustment allowed us to maintain our focus on growth while simultaneously acknowledging the shorter-term impact of investors' sensitivity to technology stocks' higher valuations.


|-------------------------------------------------------------------------------
|
| LARGEST EQUITY HOLDINGS
|
|    1.  General Electric Company                        2.94%
|    2.  Pfizer, Inc.                                    2.90%
|    3.  Citigroup, Inc.                                 2.39%
|    4.  Koninklijke (Royal) Philips Electronics NV      2.13%
|    5.  Cisco Systems, Inc.                             2.01%
|    6.  Alleanza Assicurazioni                          1.83%
|    7.  Total Fina Elf SA                               1.81%
|    8.  Vodafone Group PLC                              1.65%
|    9.  Tyco International Limited                      1.58%
|   10.  Nokia Oyj Sponsored ADR                         1.52%
|-------------------------------------------------------------------------------
Portfolio holdings are subject to change.

HOW HAVE YOU POSITIONED WORLDWIDE GROWTH FUND FOR THE MONTHS AHEAD?

We are optimistic about the U.S. market's prospects in 2001, as there have been hints of less restrictive Federal Reserve Board policies and abating energy prices. Meanwhile, in Japan, we saw the economy's weakness continue and an oversupply of stocks flood the market in the fourth quarter, negatively affecting stock prices; however, we believe that Japanese growth stocks are now reasonably priced as a result. We are also turning our research to Continental Europe, where we see strong underlying economic conditions, and we've increased our emerging markets exposure by investing in a number of Brazilian companies, which show great strength and were purchased for relatively low prices. In exploring all of these regions, we will continue to put our customary growth-oriented philosophy to work, practicing bottom-up research and seeking companies with long-term potential, wherever they may be.



/s/ THOMAS M. ARRINGTON
    Thomas Arrington, CFA
    Co-Portfolio Manager


/s/ SCOTT CHAPMAN
    Scott Chapman, CFA
    Co-Portfolio Manager


/s/ DOUGLAS LOEFFLER
    Douglas Loeffler, CFA
    Co-Portfolio Manager

        STATEMENT OF INVESTMENTS
        December 31, 2000


SHARES                                             MARKET VALUE
---------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-35.9%

BANKS (MAJOR REGIONAL)-2.8%
    29,662  Fifth Third Bancorp                   $   1,772,305
    29,975  FleetBoston Financial Corporation         1,125,936
    14,300  The Bank of New York Company, Inc.          789,181
    39,725  Wells Fargo & Company                     2,212,186
                                                  -------------
                                                      5,899,608
                                                  -------------
BEVERAGES (NON-ALCOHOLIC)-0.8%
    26,500  The Coca-Cola Company                     1,614,844
                                                  -------------
BIOTECHNOLOGY-0.6%
    18,325  Amgen, Inc.*                              1,171,655
                                                  -------------
BROADCASTING (TV, RADIO & CABLE)-0.5%
    31,550  AT&T Corporation--Liberty Media
            Corporation*                                427,897
    14,500  Comcast Corporation Special Class A*        604,469
                                                  -------------
                                                      1,032,366
                                                  -------------
COMMUNICATION EQUIPMENT-2.7%
     6,700  CIENA Corporation*                          546,050
     9,650  Comverse
            Technology, Inc.*                         1,048,231
    32,475  Corning, Inc.                             1,715,086
    23,200  JDS Uniphase Corporation*                   968,600
    52,250  TyCom Limited*                            1,169,094
                                                  -------------
                                                      5,447,061
                                                  -------------
COMPUTERS (HARDWARE)-1.1%
     7,150  Juniper Networks, Inc.*                     902,241
    48,400  Sun Microsystems, Inc.*                   1,346,125
                                                  -------------
                                                      2,248,366
                                                  -------------
COMPUTERS (NETWORKING)-2.3%
   109,175  Cisco Systems, Inc.*                      4,175,944
     9,500  Network
            Appliance, Inc.*                            609,781
                                                  -------------
                                                      4,785,725
                                                  -------------
COMPUTERS (PERIPHERALS)-1.2%
    38,375  EMC Corporation*                      $   2,551,938
                                                  -------------
COMPUTERS (SOFTWARE & SERVICES)-2.0%
    21,350  Microsoft Corporation*                      927,391
    78,850  Oracle Corporation*                       2,296,506
    12,450  Redback
            Networks, Inc.*                             509,672
     6,050  VERITAS Software Corporation*               529,375
                                                  -------------
                                                      4,262,944
                                                  -------------
ELECTRICAL EQUIPMENT-3.0%
   127,275  General Electric Company                  6,101,245
                                                  -------------
ELECTRONICS (SEMICONDUCTORS)-1.4%
    14,100  Analog Devices, Inc.*                       721,744
    34,725  Intel Corporation                         1,043,920
    24,450  Texas Instruments, Inc.                   1,158,319
                                                  -------------
                                                      2,923,983
                                                  -------------
ENTERTAINMENT-1.7%
    49,475  Time Warner, Inc.                         2,584,574
    21,650  Viacom, Inc. Class B*                     1,012,138
                                                  -------------
                                                      3,596,712
                                                  -------------
FINANCIAL (DIVERSIFIED)-3.6%
     9,500  American Express Company                    521,906
    97,233  Citigroup, Inc.                           4,964,960
    24,125  Fannie Mae                                2,092,844
                                                  -------------
                                                      7,579,710
                                                  -------------
HEALTHCARE (DIVERSIFIED)-1.3%
    17,000  Abbott Laboratories                         823,438
    25,000  Bristol-Myers Squibb Company              1,848,438
                                                  -------------
                                                      2,671,876
                                                  -------------
HEALTHCARE (DRUGS-GENERIC & OTHER)-4.3%
    30,225  Merck &
            Company, Inc.                             2,829,816
   130,762  Pfizer, Inc.                              6,015,052
                                                  -------------
                                                      8,844,868
                                                  -------------

SHARES                                             MARKET VALUE
---------------------------------------------------------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-0.7%
    17,500  Baxter
            International, Inc.                   $   1,545,469
                                                  -------------
MANUFACTURING (DIVERSIFIED)-1.6%
    59,275  Tyco International Limited                3,289,763
                                                  -------------
RETAIL (BUILDING SUPPLIES)-1.1%
    51,350  The Home Depot, Inc.                      2,346,053
                                                  -------------
RETAIL (DEPARTMENT STORES)-0.8%
    28,800  Kohl's Corporation*                       1,756,800
                                                  -------------
RETAIL (GENERAL MERCHANDISE)-1.0%
    35,500  Wal-Mart Stores, Inc.                     1,885,938
                                                  -------------
SAVINGS & LOANS-0.6%
    24,000  Washington
            Mutual, Inc.                              1,273,500
                                                  -------------
SERVICES (ADVERTISING/MARKETING)-0.3%
     7,500  Omnicom Group, Inc.                         621,563
                                                  -------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.5%
    10,125  VoiceStream Wireless Corporation*         1,018,828
                                                  -------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$75,852,279)                                   74,470,815
                                                  -------------
COMMON STOCKS (FOREIGN)-61.0%
AEROSPACE/DEFENSE-1.1%
    58,750  Embraer-Empresa Brasileira de
            Aeronautica SA Sponsored ADR (BR)         2,335,313
                                                  -------------
AIR FREIGHT-1.0%
    84,000  TNT Post Group NV (NE)                    2,031,584
                                                  -------------
BANKS (MONEY CENTER)-4.5%
    63,000  ABN AMRO Holding NV (NE)              $   1,432,598
   247,600  Banco Santander Central Hispano SA
            (SP)                                      2,650,117
   161,000  ForeningsSparbanken AB (SW)               2,465,635
   200,000  Nordea AB (SW)                            1,515,553
    82,000  San Paolo-IMI SPA (IT)                    1,325,735
                                                  -------------
                                                      9,389,638
                                                  -------------
BEVERAGES (ALCOHOLIC)-1.2%
    39,500  Heineken NV (NE)                          2,390,175
                                                  -------------
BROADCASTING (TV, RADIO & CABLE)-1.3%
    18,000  Societe Europeenne des Satellites
            (LU)                                      2,703,971
                                                  -------------
COMMUNICATION EQUIPMENT-4.2%
    46,300  Alcatel SA (FR)                           2,629,941
    72,725  Nokia Oyj Sponsored ADR (FI)              3,163,538
    69,575  Nortel Networks Corporation (CA)          2,230,748
    84,075  Spirent PLC (UK)                            766,145
                                                  -------------
                                                      8,790,372
                                                  -------------
COMPUTERS (SOFTWARE & SERVICES)-3.1%
     8,150  Altran Technologies SA (FR)               1,844,099
    26,125  Business Objects SA (FR)*                 1,540,372
    10,400  Check Point Software Technologies
            Limited (IS)*                             1,389,050
    23,500  Dassault Systemes SA (FR)                 1,610,647
                                                  -------------
                                                      6,384,168
                                                  -------------
CONSTRUCTION (CEMENT & AGGREGATES)-0.6%
    64,000  Cemex SA de CV Sponsored ADR (MX)         1,156,000
                                                  -------------

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

        STATEMENT OF INVESTMENTS
        December 31, 2000 (CONTINUED)

SHARES                                             MARKET VALUE
---------------------------------------------------------------
CONSUMER (JEWELRY, NOVELTIES, & GIFTS)-1.1%
     1,860  The Swatch Group AG (SZ)              $   2,324,283
                                                  -------------
ELECTRICAL EQUIPMENT-7.1%
    17,600  Epcos AG (GE)*                            1,536,757
    56,175  Flextronics International Limited ADR
            (SG)*                                     1,600,988
   121,748  Koninklijke (Royal) Philips
            Electronics NV New York Shares
            Sponsored ADR (NE)                        4,413,365
   151,000  NEC Corporation (JA)                      2,763,485
   146,950  Perlos Oyj (FI)                           3,035,302
    80,000  The Furukawa Electric Company Limited
            (JA)                                      1,397,548
                                                  -------------
                                                     14,747,445
                                                  -------------
ELECTRONICS (SEMICONDUCTORS)-2.1%
    93,000  ARM Holdings PLC (UK)*                      702,988
     9,240  Samsung Electronics (KR)                  1,154,087
    33,100  STMicroelectronics NV (NE)                1,445,076
    57,000  Taiwan Semiconductor Manufacturing
            Company Limited Sponsored ADR (TW)*         983,250
                                                  -------------
                                                      4,285,401
                                                  -------------
ENGINEERING & CONSTRUCTION-0.8%
   300,550  Saipem SPA (IT)                           1,639,466
                                                  -------------
FOODS-1.2%
   183,000  Ajinomoto Company, Inc. (JA)              2,379,641
                                                  -------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)-4.4%
    24,000  Aventis SA (FR)                           2,106,844
   100,000  GlaxoSmithKline PLC (UK)*                 2,823,417
    11,600  Novo Nordisk AS
            Class B (DE)                              2,079,271
    34,000  Takeda Chemical Industries Limited
            (JA)                                      2,012,609
                                                  -------------
                                                      9,022,141
                                                  -------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)-1.4%
     4,000  Synthes-Stratec, Inc. 144A (SZ) +     $   2,954,644
                                                  -------------
HOUSEHOLD FURNISHINGS & APPLIANCES-0.8%
    63,000  Pioneer
            Corporation (JA)                          1,682,574
                                                  -------------
HOUSEHOLD PRODUCTS
(NON-DURABLES)-1.1%
   160,000  Reckitt Benckiser PLC (UK)                2,203,765
                                                  -------------
INSURANCE (LIFE & HEALTH)-1.8%
   237,900  Alleanza Assicurazioni (IT)               3,790,407
INSURANCE (MULTI-LINE)-1.0%
    12,000  Ergo Versicherungs Gruppe AG (GE)         2,005,445
                                                  -------------
INVESTMENT BANKING & BROKERAGE-0.5%
    30,225  Direkt Anlage Bank AG (GE)*               1,095,376
                                                  -------------
LODGING-HOTELS-0.9%
    46,500  Accor SA (FR)                             1,964,604
                                                  -------------
MACHINERY (DIVERSIFIED)-1.5%
   124,000  Assa Abloy AB Class B (SW)                2,424,673
    10,000  Ballard Power Systems, Inc. (CA)*           630,625
                                                  -------------
                                                      3,055,298
                                                  -------------
NATURAL GAS-1.4%
 1,020,000  Tokyo Gas Company Limited (JA)            3,018,914
                                                  -------------
OIL (INTERNATIONAL INTEGRATED)-3.4%
    43,000  BP Amoco PLC Sponsored ADR (UK)           2,058,625
    50,000  Petroleo Brasileiro SA ADR (BR)           1,262,500
    25,325  Total Fina Elf SA (FR)                    3,766,294
                                                  -------------
                                                      7,087,419
                                                  -------------
PUBLISHING-1.1%
    48,000  VNU NV (NE)                               2,359,215
                                                  -------------

SHARES                                             MARKET VALUE
---------------------------------------------------------------
PUBLISHING (NEWSPAPERS)-1.0%
   139,000  Singapore Press Holdings Limited (SG) $   2,052,134
                                                  -------------
RAILROADS-0.6%
   720,500  MTR Corporation Limited 144A (HK)* +      1,260,891
                                                  -------------
RETAIL (SPECIALTY-APPAREL)-1.2%
     8,600  Fast Retailing Company Limited (JA)       1,685,359
    69,000  Matalan PLC (UK)                            721,542
                                                  -------------
                                                      2,406,901
                                                  -------------
SERVICES (ADVERTISING/MARKETING)-1.3%
   416,650  Aegis Group PLC (UK)                        858,944
   145,000  WPP Group PLC (UK)                        1,888,856
                                                  -------------
                                                      2,747,800
                                                  -------------
SERVICES (COMMERCIAL & CONSUMER)-0.9%
    26,425  ISS AS (DE)*                              1,798,252
                                                  -------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-3.0%
   519,000  China Mobile (Hong Kong) (HK)*            2,834,575
   933,253  Vodafone Group PLC (UK)                   3,422,671
                                                  -------------
                                                      6,257,246
                                                  -------------
TELECOMMUNICATIONS (LONG DISTANCE)-2.6%
   130,000  Energis PLC (UK)*                           873,917
       343  Nippon Telegraph & Telephone
            Corporation (JA)                          2,471,883
    92,000  Tele Norte Leste Participacoes SA ADR
            (BR)                                      2,098,750
                                                  -------------
                                                      5,444,550
                                                  -------------
TOBACCO-1.2%
   162,000  Altadis SA (SP)                       $   2,509,624
                                                  -------------
WATER UTILITIES-0.6%
    31,000  Vivendi Environnement (FR)*               1,353,394
                                                  -------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$123,677,725)                                 126,628,051
                                                  -------------
PREFERRED STOCKS (FOREIGN)-0.8%
CHEMICALS (DIVERSIFIED)-0.8%
    25,000  Henkel KGAA (GE)                          1,643,038
                                                  -------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$1,585,509)                                     1,643,038
                                                  -------------

PRINCIPAL AMOUNT                                 AMORTIZED COST
---------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-4.0%
$8,400,000  American Express Credit Corporation
            6.48% 01/02/01                            8,398,488
                                                  -------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$8,398,488)                           8,398,488
                                                  -------------
TOTAL INVESTMENTS-101.7%
(COST-$209,514,001)                                 211,140,392
OTHER ASSETS AND LIABILITIES-(1.7%)
                                                     (3,572,739)
                                                  -------------
NET ASSETS-100.0%                                 $ 207,567,653
                                                  =============

* NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.

  SEE NOTES TO FINANCIAL STATEMENTS.

        STATEMENT OF ASSETS AND LIABILITIES
        December 31, 2000


ASSETS
Investment securities, at cost.......    $209,514,001
                                         ------------
Investment securities, at market.....     211,140,392
Cash.................................         579,044
Receivables:
  Investment securities sold.........       1,329,780
  Capital shares sold................      28,183,096
  Dividends..........................         140,261
Other assets.........................         116,251
                                         ------------
    Total Assets.....................     241,488,824
                                         ------------

LIABILITIES
Payables:
  Investment securities purchased....       4,218,752
  Capital shares redeemed............      29,267,678
  Advisory fees......................         182,727
  Shareholder servicing fees.........          14,671
  Accounting fees....................           4,410
  Distribution fees..................         128,023
  Other..............................         104,910
                                         ------------
    Total Liabilities................      33,921,171
                                         ------------
Net Assets...........................    $207,567,653
                                         ============

Net Assets--Class A..................    $    800,084
Shares Outstanding--Class A..........          50,708
Net Asset Value and Redemption Price
 Per Share...........................    $      15.78
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $      16.74

Net Assets--Class B..................    $  2,329,147
Shares Outstanding--Class B..........         149,600
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $      15.57

Net Assets--Class C..................    $    375,210
Shares Outstanding--Class C..........          24,118
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $      15.56

Net Assets--Class F..................    $176,404,883
Shares Outstanding--Class F..........      11,244,661
Net Asset Value, Offering and
  Redemption Price Per Share.........    $      15.69

Net Assets--Class R..................    $ 27,610,732
Shares Outstanding--Class R..........       1,753,066
Net Asset Value, Offering and
  Redemption Price Per Share.........    $      15.75

Net Assets--Class T..................    $     47,597
Shares Outstanding--Class T..........           3,042
Net Asset Value and Redemption Price
  Per Share..........................    $      15.65
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $      16.39

SEE NOTES TO FINANCIAL STATEMENTS.

        STATEMENT OF OPERATIONS
        For the year ended
        December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends..........................    $  2,183,977
  Interest...........................         311,441
  Foreign taxes withheld.............        (209,950)
                                         ------------
    Total Investment Income..........       2,285,468
                                         ------------
Expenses:
  Advisory fees--Note 2..............       2,642,495
  Shareholder servicing fees--Note 2.         176,102
  Accounting fees--Note 2............          80,004
  Distribution fees--Note 2..........         676,235
  Transfer agency fees--Note 2.......         144,812
  Registration fees..................          68,064
  Postage and mailing expenses.......          24,409
  Custodian fees and expenses--Note
    2................................         157,509
  Printing expenses..................          56,053
  Legal and audit fees...............          26,693
  Directors' fees and expenses.......          19,828
  Other expenses.....................          78,594
                                         ------------
    Total Expenses...................       4,150,798
    Earnings Credits.................         (60,587)
    Expense Offset to Broker
      Commissions....................          (5,250)
                                         ------------
      Net Expenses...................       4,084,961
                                         ------------
  Net Investment (Loss)..............      (1,799,493)
                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
  Proceeds from long-term securities
    sold.............................     557,484,777
  Proceeds from long-term U.S.
    Government Obligations sold......               0
  Cost of securities sold............     544,465,358
                                         ------------
Net Realized Gain from Security
  Transactions.......................      13,019,419
Net Realized (Loss) from Foreign
  Currency Transactions..............          (2,546)
Net Change in Unrealized
  Appreciation/Depreciation..........     (73,977,964)
                                         ------------
    Net Realized and Unrealized
     (Loss) on Investments and
     Foreign Currency Transactions...     (60,961,091)
                                         ------------
Net (Decrease) in Net Assets
  Resulting from Operations..........    $(62,760,584)
                                         ============
Purchases of long-term securities....    $547,394,625
                                         ============
Purchases of long-term U.S.
  Government Obligations.............    $          0
                                         ============

SEE NOTES TO FINANCIAL STATEMENTS.

        STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR        YEAR OR PERIOD
                                          ENDED            ENDED
                                         12/31/00        12/31/99*
                                       ------------     ------------
OPERATIONS
Net Investment (Loss)................  $ (1,799,493)    $   (672,719)
Net Realized Gain from Security
  Transactions.......................    13,019,419       89,995,527
Net Realized Gain (Loss) from Foreign
  Currency Transactions..............        (2,546)               0
Net Change in Unrealized
  Appreciation/Depreciation..........   (73,977,964)      12,136,204
                                       ------------     ------------
  Net Increase (Decrease) in Net
   Assets
  Resulting from Operations..........   (62,760,584)     101,459,012
                                       ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
  Class A............................      (159,560)               0
  Class B............................      (412,939)               0
  Class C............................       (62,986)               0
  Class F............................   (39,003,089)     (64,912,499)
  Class R............................        (9,405)               0
  Class T............................        (6,691)               0
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
  Class A............................       (14,972)               0
  Class B............................       (38,749)               0
  Class C............................        (5,910)               0
  Class F............................    (3,659,911)               0
  Class R............................          (883)               0
  Class T............................          (628)               0
                                       ------------     ------------
  Net (Decrease) from Dividends and
    Distributions....................  $(43,375,723)    $(64,912,499)
                                       ------------     ------------

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO
  DECEMBER 31, 1999, FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES.

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)


                                            YEAR         YEAR OR PERIOD
                                           ENDED             ENDED
                                          12/31/00         12/31/99*
                                       --------------    --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
  Class A..............................  $   94,282,531    $        1,000
  Class B..............................       2,990,385             1,000
  Class C..............................         464,081             1,000
  Class F..............................     134,188,244       211,860,533
  Class R..............................      27,622,596             1,000
  Class T..............................          59,711             1,000
Reinvested dividends and distributions
  Class A..............................         114,003                 0
  Class B..............................         415,373                 0
  Class C..............................          54,442                 0
  Class F..............................      41,833,457        60,370,428
  Class R..............................          10,288                 0
  Class T..............................           7,319                 0
                                         --------------    --------------
                                            302,042,430       272,235,961
Cost of shares redeemed
  Class A..............................     (94,065,572)                0
  Class B..............................        (120,271)                0
  Class C..............................          (6,543)                0
  Class F..............................    (178,986,060)     (295,991,476)
  Class R..............................               0                 0
  Class T..............................          (4,412)                0
                                         --------------    --------------
                                           (273,182,858)     (295,991,476)
                                         --------------    --------------
Net Increase (Decrease) from Capital
  Share Transactions...................      28,859,572       (23,755,515)
                                        --------------    --------------
Net Increase (Decrease) in Net
  Assets...............................     (77,276,735)       12,790,998

                                           YEAR        YEAR OR PERIOD
                                          ENDED            ENDED
                                         12/31/00        12/31/99*
                                       ------------     ------------
NET ASSETS
  Beginning of year..................  $284,844,388     $272,053,390
                                       ------------     ------------
  End of year........................  $207,567,653     $284,844,388
                                       ============     ============
Net Assets consist of:
Capital (par value and paid-in
 surplus)............................  $216,357,722     $182,618,037
Accumulated undistributed
  (distribution in excess of) net
  investment income..................       (29,114)         (13,220)
Accumulated undistributed net
  realized gain (loss) from security
  transactions.......................   (10,385,176)      26,637,386
Unrealized appreciation on
  investments and foreign currency
  transactions.......................     1,624,221       75,602,185
                                       ------------     ------------
  Total..............................  $207,567,653     $284,844,388
                                       ============     ============

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999, FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES.

  SEE NOTES TO FINANCIAL STATEMENTS.

        FINANCIAL HIGHLIGHTS


Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS A SHARES
Net Asset Value, beginning of
 period..............................         $25.18
Income from investment operations:
    Net investment (loss)............          (0.09)
    Net (losses) on securities (both
      realized and unrealized).......          (5.44)
                                              ------
         Total from investment
           operations................          (5.53)
Less distributions:
    From net investment income.......           0.00
    From net realized gains..........          (3.54)
    In excess of net realized
      gains..........................          (0.33)
                                              ------
         Total distributions.........          (3.87)
Net Asset Value, end of period.......         $15.78
                                              ======
Total Return/Ratios
    Total return.....................         (21.82%)*
    Net assets, end of period
      (000s).........................         $  800
    Net expenses to average net
      assets#........................           1.41%
    Gross expenses to average net
      assets#........................           1.43%
    Net investment (loss) to average
      net assets.....................          (0.35%)
    Portfolio turnover rate@.........            210%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................         $25.18
Income from investment operations:
    Net investment (loss)............          (0.11)
    Net (losses) on securities (both
      realized and unrealized).......          (5.63)
                                              ------
         Total from investment
           operations................          (5.74)
Less distributions:
    From net investment income.......           0.00
    From net realized gains..........          (3.54)
    In excess of net realized
      gains..........................          (0.33)
                                              ------
         Total distributions.........          (3.87)
Net Asset Value, end of period.......         $15.57
                                              ======
Total Return/Ratios
    Total return.....................         (22.67%)*
    Net assets, end of period
      (000s).........................         $2,329
    Net expenses to average net
      assets#........................           2.21%
    Gross expenses to average net
      assets#........................           2.25%
    Net investment (loss) to average
      net assets.....................          (1.40%)
    Portfolio turnover rate@.........            210%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.


                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................         $25.18
Income from investment operations:
    Net investment (loss)............          (0.11)
    Net (losses) on securities (both
      realized and unrealized).......          (5.64)
                                              ------
         Total from investment
           operations................          (5.75)
Less distributions:
    From net investment income.......           0.00
    From net realized gains..........          (3.54)
    In excess of net realized
      gains..........................          (0.33)
                                              ------
         Total distributions.........          (3.87)
Net Asset Value, end of period.......         $15.56
                                              ======
Total Return/Ratios
    Total return.....................         (22.70%)*
    Net assets, end of period
      (000s).........................         $  375
    Net expenses to average net
      assets#........................           2.21%
    Gross expenses to average net
      assets#........................           2.25%
    Net investment (loss) to average
      net assets.....................         (1.31)%
    Portfolio turnover rate@.........            210%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                        YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------
                                          2000        1999        1998        1997        1996
                                        --------    --------    --------    --------    --------
CLASS F SHARES
Net Asset Value, beginning of
 period..............................   $  25.17    $  22.06    $  21.11    $  21.79    $  19.87
Income from investment operations:
    Net investment income (loss).....      (0.16)     (0.06)        0.08        0.02        0.10
    Net gains (losses) on securities
      (both realized and
      unrealized)....................      (5.45)      10.11        1.90        2.22        2.64
                                        --------    --------    --------    --------    --------
        Total from investment
          operations.................      (5.61)      10.05        1.98        2.24        2.74
Less distributions:
    From net investment income*......       0.00        0.00       (0.09)      (0.04)      (0.07)
    From net realized gains..........      (3.54)      (6.94)      (0.94)      (2.88)      (0.75)
    In excess of net realized
      gains..........................      (0.33)       0.00        0.00        0.00        0.00
                                        --------    --------    --------    --------    --------
        Total distributions..........      (3.87)      (6.94)      (1.03)      (2.92)      (0.82)
Net Asset Value, end of period.......   $  15.69    $  25.17    $  22.06    $  21.11    $  21.79
                                        ========    ========    ========    ========    ========
Total Return/Ratios
    Total return.....................     (22.14%)     48.78%       9.63%      10.60%      13.95%
    Net assets, end of period
      (000s).........................   $176,405    $284,839    $272,053    $308,877    $342,079
    Net expenses to average net
      assets#........................       1.52%       1.53%       1.47%       1.45%       1.53%
    Gross expenses to average net
      assets#........................       1.54%       1.55%       1.49%       1.47%       1.55%
    Net investment income (loss) to
      average net assets.............      (0.67%)     (0.27%)      0.33%       0.18%       0.50%
    Portfolio turnover rate@.........        210%        157%         86%         82%         72%

* Distributions in excess of net investment income for the year ended December 31, 1998 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS R SHARES
Net Asset Value, beginning of
  period.............................         $ 25.18
Income from investment operations:
    Net investment (loss)*...........            0.00
    Net (losses) on securities (both
      realized and unrealized).......           (5.56)
                                              -------
         Total from investment
           operations................           (5.56)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (3.54)
    In excess of net realized
      gains..........................           (0.33)
                                              -------
         Total distributions.........           (3.87)
Net Asset Value, end of period.......         $ 15.75
                                              =======
Total Return/Ratios
    Total return.....................          (21.94%)
    Net assets, end of period
      (000s).........................         $27,611
    Net expenses to average net
      assets#........................            1.22%
    Gross expenses to average net
      assets#........................            1.26%
    Net investment (loss) to average
      net assets.....................           (0.49%)
    Portfolio turnover rate@.........             210%

* Net investment (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per-share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................         $25.18
Income from investment operations:
    Net investment (loss)............          (0.06)
    Net (losses) on securities (both
      realized and unrealized).......          (5.60)
                                              ------
         Total from investment
           operations................          (5.66)
Less distributions:
    From net investment income.......           0.00
    From net realized gains..........          (3.54)
    In excess of net realized
      gains..........................          (0.33)
                                              ------
         Total distributions.........          (3.87)
Net Asset Value, end of period.......         $15.65
                                              ======
Total Return/Ratios
    Total return.....................         (22.34%)*
    Net assets, end of period
      (000s).........................         $   48
    Net expenses to average net
      assets#........................           1.72%
    Gross expenses to average net
      assets#........................           1.76%
    Net investment (loss) to average
      net assets.....................          (0.76%)
    Portfolio turnover rate@.........            210%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

        NOTES TO FINANCIAL STATEMENTS
        December 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders Worldwide Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

      SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market. The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded;

lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.

      FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2000 for settling foreign trades is listed on the Statement of Assets and Liabilities.

      FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

      INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.

      DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.

      EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.

      ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

expenses during the reporting period. Actual results could differ from those estimates.

      OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

      In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements resulting from the adoption of this change.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

      Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $1,053 during the year ended December 31, 2000 from commissions earned on sales of Fund shares.

      Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $1,669 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.

      The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $3,381, $3,067, $495, and $62, respectively, for shareholder servicing fees under the plan.

      The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

      The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and Class T shares were charged $9,200, $1,483, $665,490, and $62, respectively, pursuant to the Distribution Plans.

      The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

      The officers of the Company are also officers and/or directors of Founders.

      Founders serves as investment adviser to the Fund. Founders is a majority-owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
   $1,783,599                    $(6,663,712)                  $4,880,113

      Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:

Net Capital Loss Carryovers..........        $          0
Post-October Capital Loss Deferral...        $  8,453,052
Post-October Currency Loss
  Deferral...........................        $      3,848
Federal Tax Cost.....................        $211,446,125
Unrealized Appreciation..............        $ 19,314,906
Unrealized (Depreciation)............        $(19,620,639)
Net Appreciation/(Depreciation)......        $   (305,733)

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4. FUND SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                            YEAR        YEAR OR PERIOD
                                            ENDED            ENDED
                                          12/31/00         12/31/99*
                                         -----------    ---------------
Class A
      Shares sold....................      3,927,577               40
      Shares issued for dividends
       reinvested....................          7,285                0
      Shares redeemed................     (3,884,194)               0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............         50,668               40
Class B
      Shares sold....................        129,327               40
      Shares issued for dividends
       reinvested....................         26,868                0
      Shares redeemed................         (6,635)               0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............        149,560               40
Class C
      Shares sold....................         20,835               40
      Shares issued for dividends
       reinvested....................          3,526                0
      Shares redeemed................           (283)               0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............         24,078               40
Class F
      Shares sold....................      5,793,180        8,846,317
      Shares issued for dividends
       reinvested....................      2,689,025        2,643,189
      Shares redeemed................     (8,554,280)     (12,506,455)
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............        (72,003)      (1,016,949)
Class R
      Shares sold....................      1,752,367               40
      Shares issued for dividends
       reinvested....................            659                0
      Shares redeemed................              0                0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............      1,753,026               40
Class T
      Shares sold....................          2,718               40
      Shares issued for dividends
       reinvested....................            472                0
      Shares redeemed................           (188)               0
      NET INCREASE (DECREASE) IN
       SHARES OUTSTANDING............          3,002               40

* FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Worldwide Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
    PricewaterhouseCoopers LLP

    Denver, Colorado
    February 6, 2001

        OTHER INFORMATION
        (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 2.26% qualified for the dividends received deduction available to the Fund's corporate shareholders.

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2000, fiscal year distributions in the amount of $25,525,791 were considered long-term gains.

                              FOR MORE INFORMATION

                                        DREYFUS FOUNDERS
                                        WORLDWIDE GROWTH FUND
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        MANAGER

                                        Founders Asset Management LLC
                                        2930 East Third Avenue
                                        Denver, CO  80206

                                        TRANSFER AGENT &
To obtain information:                  DIVIDEND DISBURSING AGENT

By telephone                            Dreyfus Transfer, Inc.
Call your financial                     P.O. Box 9671
representative or                       Providence, RI  02940
1-800-554-4611
                                        DISTRIBUTOR
By mail  Write to:
Dreyfus Founders Funds                  Dreyfus Service Corporation
144 Glenn Curtiss Boulevard             200 Park Avenue
Uniondale, NY  11556-0144               New York, NY  10166




Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation                                351AR0012